Sanford C. Bernstein Fund, Inc.
Sanford C. Bernstein Fund II, Inc.


PROSPECTUS

February 1, 2007

FOREIGN-STOCK PORTFOLIOS
--------------------------------------------------------------------------------
Tax-Managed International
International
Emerging Markets

Fixed-Income Municipal Portfolios
--------------------------------------------------------------------------------
Short-Duration Portfolios
  Short Duration New York Municipal
  Short Duration California Municipal
  Short Duration Diversified Municipal

Intermediate-Duration Portfolios
  New York Municipal
  California Municipal
  Diversified Municipal

Fixed-Income Taxable Portfolios
--------------------------------------------------------------------------------
Short-Duration Portfolios
  U.S. Government Short Duration
  Short Duration Plus

Intermediate-Duration Portfolios
  Intermediate Duration
  Intermediate Duration Institutional

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

           Introduction...............................................................................  1
           International Portfolios...................................................................  2
           Emerging Markets...........................................................................  7
           New York Municipal......................................................................... 13
           Short Duration New York Municipal.......................................................... 17
           California Municipal....................................................................... 21
           Short Duration California Municipal........................................................ 25
           Diversified Municipal...................................................................... 29
           Short Duration Diversified Municipal....................................................... 33
           U.S. Government Short Duration............................................................. 37
           Short Duration Plus........................................................................ 41
           Intermediate Duration...................................................................... 45
           Intermediate Duration Institutional........................................................ 49
           Additional Information About Principal Investment Strategies and Risks..................... 53
           Additional Investment Information, Special Investment Techniques and Related Risks......... 55
           Prior Performance of Similarly Managed Accounts............................................ 66
           Fund Management............................................................................ 69
           The Funds' Boards of Directors............................................................. 74
           Pricing Portfolio Shares................................................................... 74
           Purchasing Shares.......................................................................... 75
           Selling Shares............................................................................. 79
           Exchanging Shares.......................................................................... 80
           Dividends, Distributions and Taxes......................................................... 81
           Financial Highlights....................................................................... 84

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                                                   Prospectus--February 1, 2007

INTRODUCTION
--------------------------------------------------------------------------------


           This Prospectus describes the 12 Portfolios of the Sanford C. Bernstein Fund, Inc. ("SCB") and the Bernstein Intermediate Duration Institutional Portfolio ("Intermediate Duration Institutional") of the Sanford C. Bernstein Fund II, Inc. ("SCB II") (together SCB and SCB II, the "Funds"). The 12 Portfolios of SCB and Intermediate Duration Institutional are collectively referred to in the Prospectus as the "Portfolios." SCB currently comprises nine fixed-income Portfolios (the "Fixed-Income Portfolios") and three international equity Portfolios (the "Foreign-Stock Portfolios"). Each Portfolio represents a separate portfolio of securities and each has its own investment objective. For the New York Municipal, California Municipal, Diversified Municipal, Short Duration Plus, Tax-Managed International and International Portfolios of SCB, this Prospectus relates to the New York Municipal Class, California Municipal Class, Diversified Municipal Class, Short Duration Plus Class, Tax-Managed International Class and International Class of shares of these respective Portfolios.

           AllianceBernstein L.P. is the investment manager of the Funds. This Prospectus refers to AllianceBernstein L.P. as "the Manager," "AllianceBernstein" or "we" and shareholders of the Portfolios as "you."

           Before investing in any Portfolio of the Funds, you should consider the risks. The share prices of the Portfolios will fluctuate and you may lose money. This risk is heightened in the case of the Foreign-Stock Portfolios, which can experience high volatility in share prices. There is no guarantee that a Portfolio will achieve its investment objective. In addition, the investments made by a Portfolio may underperform the market generally or other mutual funds with a similar investment objective.

           These and other risks are discussed in more detail in the pages that follow and in each Fund's Statement of Additional Information ("SAI"), which is available without charge (see back cover).

--------------------------------------------------------------------------------
                                                                             1

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                                                   Prospectus--February 1, 2007

INTERNATIONAL PORTFOLIOS
--------------------------------------------------------------------------------

Investment Objectives

Tax-Managed International Portfolio: To provide long-term capital growth through investments in equity securities of established foreign companies comprising the Morgan Stanley Capital International ("MSCI") EAFE Index, plus Canada. The Portfolio seeks to minimize the impact of taxes on shareholders' returns.

International Portfolio: To provide long-term capital growth through investments in equity securities of established foreign companies comprising the MSCI EAFE Index, plus Canada. The Portfolio is managed without regard to tax considerations.

Principal Investment Strategies

Each of the Tax-Managed International Portfolio and the International Portfolio (the "International Portfolios") will invest primarily in equity securities of issuers in countries that make up the MSCI EAFE Index (Europe, Australasia and the Far East) and Canada. We diversify among many foreign countries but not necessarily in the same proportion that the countries are represented in the MSCI EAFE Index. Under normal circumstances, we will invest in companies in at least three countries (and normally substantially more) other than the United States. We also diversify the investment portfolios between growth and value equity investment styles. We select international growth and international value equity securities based on our fundamental growth and value investment disciplines to produce blended portfolios. Within each investment discipline, we draw on the capabilities of separate investment teams.

The International Portfolios' international growth stocks are selected using AllianceBernstein's international growth investment discipline. The international growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions and superior earnings-growth prospects.

The International Portfolios' international value stocks are selected using the fundamental international value investment discipline of the Manager's Bernstein unit ("Bernstein"). In selecting stocks for the International Portfolios, the Bernstein international value investment team looks for stocks that are attractively priced relative to their future earnings power and dividend-paying capability.

Normally, approximately 50% of the value of each International Portfolio will consist of international value stocks and 50% will consist of international growth stocks. We will rebalance the International Portfolios as necessary to maintain this targeted allocation. Depending on market conditions, however, the actual weightings of securities from each investment discipline in the International Portfolios may vary within a narrow range. In extraordinary circumstances, when research determines conditions favoring one investment style are compelling, the range may be 40%-60% before rebalancing occurs. The Tax-Managed International Portfolio was formerly known as the Tax-Managed International Value Portfolio, and the International Portfolio was formerly known as the International Value Portfolio II. Prior to September 2, 2003, 100% of the value of each International Portfolio consisted of international value stocks.

The International Portfolios will invest primarily in common stocks but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). If research determines the need to hedge a portion of the currency risk, the Portfolios will generally invest in foreign-currency futures contracts or foreign-currency forward contracts with terms of up to one year. The International Portfolios will also purchase foreign currency for immediate settlement in order to purchase foreign securities. In addition, the International Portfolios will generally invest a portion of their uncommitted cash balances in futures contracts to expose that portion of the International Portfolio to the equity markets. The International Portfolios may also make investments in less developed or emerging equity markets.

The International Portfolio is managed without regard to potential tax consequences to the shareholder. It is particularly appropriate for investors, such as pension plans and IRAs, not subject to current federal income taxation.

Additional Strategies Applicable to the Tax-Managed International Portfolio

The Tax-Managed International Portfolio seeks to maximize after-tax total returns by considering the tax impact that buy and sell investment decisions will have on its shareholders. For example, we may sell certain securities in order to realize capital losses. Capital losses may be used to offset realized capital gains. To minimize capital gains distributions, we may sell securities in the Portfolio with the highest cost basis. We may monitor the length of time the Portfolio has held an investment

--------------------------------------------------------------------------------
2

--------------------------------------------------------------------------------

to evaluate whether the investment should be sold at a short-term gain or held for a longer period so that the gain on the investment will be taxed at the lower long-term rate. In making this decision, we will consider whether, in our judgment, the risk of continued exposure to the investment is worth the tax savings of a lower capital gains rate. There can be no assurance that any of these strategies will be effective or that their use will not adversely affect the gross returns of the Portfolio.

Principal Investment Risks

General risks of investing in the Portfolios: The share prices of the Portfolios will fluctuate and you may lose money. There is no guarantee that a Portfolio will achieve its investment objectives.

Risks of investing in foreign securities: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. equities. These risks are heightened with respect to investments in emerging-market countries, where there is an even greater amount of economic, political and social instability. Investments in foreign securities are subject to the risk that the investment may be affected by foreign tax laws and restrictions on receiving investment proceeds from a foreign country. In general, since investments in foreign countries are not subject to SEC or U.S. reporting requirements, there may be less publicly available information concerning foreign issuers of securities held by the Portfolio than will be available concerning U.S. companies. In addition, the enforcement of legal rights in foreign countries and against foreign governments may be difficult and costly and there may be special difficulties enforcing claims against foreign governments. National policies may also restrict investment opportunities. For example, there may be restrictions on investment in issuers or industries deemed sensitive to national interests.

Market risk: Each Portfolio is subject to market risk, which is the risk that stock prices in general may decline over short or even extended periods. In foreign markets there may be a lower degree of market volume and liquidity than in U.S. markets, and this may result in greater price volatility. Furthermore, since the composition of each Portfolio will differ from that of market indices, its performance generally will not mirror the returns provided by a specific market index.

Allocation risk: This is the risk that, by combining the growth and value styles to reduce overall portfolio volatility, returns may be lower over any given time period than if someone had owned only the equity style that performed better during that period. This risk must be considered relative to the likelihood that an investor could accurately predict which style will outperform in any given period. Also, as the International Portfolios will be periodically rebalanced to maintain the target allocation between styles, there will be transaction costs which may be, over time, significant.

Foreign currency risk: Returns on foreign securities are influenced by currency risk as well as equity risk. Foreign securities are generally denominated in foreign currencies, which may change in value in relation to the U.S. dollar, possibly for long periods of time. When a foreign currency declines in value in relation to the U.S. dollar, your return on foreign stocks will decline.

It is possible that foreign governments will impose currency exchange control regulations or other restrictions that would prevent cash from being brought back to the U.S. Foreign governments may also intervene in currency markets or interpose registration/approval processes, which may adversely affect the Portfolios and your investment. A number of countries in which the Portfolios may invest are members of the European Economic and Monetary Union ("EMU") and have adopted the Euro as their sole currency. A monetary and economic union on this scale has not been attempted before and there is uncertainty whether participating countries will remain committed to the EMU.

Although forward contracts will be used primarily to protect the Portfolios from adverse currency movements, they involve the risk that anticipated currency movements will not be accurately predicted and the Portfolios' total return could be adversely affected as a result.

Other foreign investment risks include:
..  the availability of less public information on issuers of securities

..  less governmental supervision of brokers and issuers of securities

..  lack of uniform accounting, auditing and financial-reporting standards

.. settlement practices that differ from those in the U.S. and may result in delays or may not fully protect the Portfolios against loss or theft of assets

.. the possibility of nationalization of a company or industry and expropriation or confiscatory taxation

..  the imposition of foreign taxes

..  high inflation and rapid fluctuations in inflation rates

..  less developed legal structures governing private or foreign investment

--------------------------------------------------------------------------------
                                                                             3

--------------------------------------------------------------------------------
                                                   Prospectus--February 1, 2007

--------------------------------------------------------------------------------


Higher costs associated with foreign investing: Investments in foreign securities will also result in generally higher expenses due to:

..  the costs of currency exchange

..  higher brokerage commissions in certain foreign markets

..  the expense of maintaining securities with foreign custodians

Risks of investing in emerging-market securities: Investing in emerging-market countries entails greater economic, political and social instability. Economic, political and social instability could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios' assets. In addition, national policies may restrict investment opportunities. For example, there may be restrictions on investment in issuers or industries deemed sensitive to national interests.

Derivatives risk: The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates or indices. Some derivatives, such as reverse repurchase agreements, may result in leverage, which can make the Portfolios more volatile and can compound other risks.

Management risk: The Portfolios are subject to management risk because they are actively managed investment portfolios. AllianceBernstein will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or AllianceBernstein may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

Investment Performance

The returns shown below in the bar charts and the tables are for the Tax-Managed International Portfolio and the International Portfolio. Prior to September 2003, the investment style was an all-value investment style. In September 2003, the investment style of the International Portfolios changed from all-value to a blend of growth and value. The bar charts show the performance of the International Portfolio for each full calendar year since inception and the Tax-Managed International Portfolio for the past 10 calendar years. The tables show how each Portfolio's average annual returns, before and after taxes, differ from those of a broad-based securities market index. The bar charts and the tables indicate the volatility of an investment in the Portfolios and give some indication of the risk. The Portfolios' past performance, before and after taxes, is no guarantee of how either will perform in the future.

   INTERNATIONAL PORTFOLIO
   Calendar Year Total Returns
   ----------------------------------

                                    [CHART]

   2001       2002      2003     2004      2005      2006
   ----       ----      ----     ----      ----      ----
  -12.92%    -8.84%     39.35%   18.48%   14.67%    24.21%


   Best and Worst Quarters
   ----------------------------------

                                       Quarter   Total
                                        Ended    Return
                        --------------------------------
                        Best Quarter  6/30/2003  24.94%
                        Worst Quarter 9/30/2002 (21.95%)

   Average Annual Total Returns
   ----------------------------------

                                              For Periods Ended
                                              December 31, 2006
                                           ---------------------
                                            One   Five     Since
                                            Year  Years  Inception*
             ------------------------------------------------------
             International Portfolio
               Returns Before Taxes        24.21% 16.48%    9.48%
               Returns After Taxes on
                Distributions+             21.67% 15.86%    8.05%
               Returns After Taxes on
                Distributions and Sale of
                Portfolio Shares+          18.87% 14.48%    7.54%
             MSCI EAFE Index               26.34% 14.98%    6.58%++

   *The Portfolio commenced operations on April 30, 1999.
   +After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
  ++Since May 1, 1999, the first full month after Portfolio inception (April
    30, 1999).

--------------------------------------------------------------------------------
4

--------------------------------------------------------------------------------


   TAX-MANAGED INTERNATIONAL PORTFOLIO
   Calendar Year Total Returns
   ----------------------------------

                                     [CHART]

1997   1998   1999    2000    2001    2002    2003   2004    2005    2006
----   ----   ----    ----    ----    ----    ----   ----    ----    ----
9.27% 10.95% 22.71%  -4.88% -12.52%  -8.51%  38.83%  17.58%  14.44%  24.86%


   Best and Worst Quarters
   ----------------------------------

                                       Quarter   Total
                                        Ended    Return
                        --------------------------------
                        Best Quarter  6/30/2003  24.55%
                        Worst Quarter 9/30/2002 (21.98%)

   Average Annual Total Returns
   ----------------------------------

                                             For Years Ended
                                            December 31, 2006
                                           --------------------
                                            One   Five    Ten
                                            Year  Years  Years
                -----------------------------------------------
                Tax-Managed International
                  Returns Before Taxes     24.86% 16.37% 10.20%
                  Returns After Taxes on
                   Distributions*          22.76% 15.59%  8.88%
                  Returns After Taxes on
                   Distributions and Sale
                   of Portfolio Shares*    19.38% 14.40%  8.42%
                MSCI EAFE Index            26.34% 14.98%  7.71%

   *After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The Tax-Managed International Portfolio uses certain tax management strategies in seeking to maximize after-tax total returns by considering the tax impact that buy and sell investment decisions will have on its shareholders and by selling stocks with unrealized losses to offset realized gains in the portfolio. The International Portfolio is managed without regard to potential tax consequences to its shareholders.

The Tax-Managed International Portfolio currently has significant built-up unrealized capital gains which, to a certain extent, reflect the cumulative effect of its tax management strategies. A large amount of net redemptions of the Tax-Managed International Portfolio shares would require the liquidation of portfolio securities which could result in substantial realized taxable gains for shareholders remaining in the fund after these redemptions.

--------------------------------------------------------------------------------
                                                                             5

--------------------------------------------------------------------------------
                                                   Prospectus--February 1, 2007

--------------------------------------------------------------------------------


Fees and Expenses

The following table describes the fees and expenses you would pay if you buy and hold shares of the Portfolios.

Fee Table

--------------------------------------------------------------------------------

                                                            TAX- MANAGED       INTERNATIONAL
                                                       INTERNATIONAL PORTFOLIO   PORTFOLIO
--------------------------------------------------------------------------------------------
SHAREHOLDER FEES
       (fees paid directly from your investment)

       Sales Charge (Load) Imposed on Purchases                  None               None
       Sales Charge (Load) Imposed on Reinvested
         Dividends                                               None               None
       Deferred Sales Charge (Load)                              None               None
       Redemption Fees                                           None               None
       Exchange Fees                                             None               None
       Maximum Account Fee                                       None/1/            None/1/
---------------------------------------------------------------------------------------
ANNUAL PORTFOLIO OPERATING EXPENSES
       (expenses that are deducted from Portfolio
         assets)

       Management Fees                                           .84%               .88%
       Distribution (12b-1) Fees                                 None               None
       Other Expenses
        Shareholder Servicing Fees                               .25%               .25%
        Transfer Agent Expenses                                  .00%               .01%
        All Other Expenses                                       .06%               .06%
                                                                -----              -----
       Total Other Expenses                                      .31%               .32%
                                                                -----              -----
Total Annual Portfolio Operating Expenses                       1.15%              1.20%
                                                                =====              =====

   1 Certain shareholders who are private advisory clients of Sanford C.
     Bernstein & Co., LLC may in such capacity pay additional fees to Sanford
     C. Bernstein & Co., LLC (not to the Fund).
--------------------------------------------------------------------------------

EXAMPLE
       This example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds.

       The example assumes that you invest $10,000 in the Portfolios for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolios' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                          1 Yr.          $117   $122

                          3 Yrs. (cum.)  $365   $381

                          5 Yrs. (cum.)  $633   $660

                          10 Yrs. (cum.) $1,398 $1,455

--------------------------------------------------------------------------------
6

EMERGING MARKETS PORTFOLIO
--------------------------------------------------------------------------------

Investment Objective

To provide long-term capital growth through investments in equity securities of companies in emerging-market countries.

Principal Investment Strategies

The Emerging Markets Portfolio invests, under normal circumstances, at least 80% of its net assets in securities of companies in emerging markets. For purposes of this policy, net assets include any borrowings for investment purposes. You will be notified at least 60 days prior to any change to the Portfolio's 80% investment policy. Issuers of these securities may be large or relatively small companies.

The Manager will determine which countries are emerging-market countries. In general, these will be the countries considered to be developing countries by the international financial community and will include those countries considered by the International Finance Corporation (a subsidiary of the World
Bank) to have an "emerging stock market." Examples of emerging-market countries are Argentina, Brazil, Chile, Egypt, India, Indonesia, Israel, Malaysia, Mexico, the People's Republic of China, Peru, the Philippines, Poland, South Africa, South Korea, Taiwan, Thailand and Turkey.

We diversify the investment portfolio between growth and value equity investment styles. We select emerging markets growth and emerging markets value equity securities based on our fundamental growth and value investment disciplines to produce a blended portfolio. Within each investment discipline, we draw on the capabilities of separate investment teams.

The Portfolio's emerging markets growth stocks are selected using
AllianceBernstein's emerging markets growth investment discipline. The emerging markets growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions and superior earnings-growth prospects.

The Portfolio's emerging markets value stocks are selected using the fundamental emerging markets value investment discipline of Bernstein. In selecting stocks for the Portfolio, the Bernstein emerging markets value investment team looks for stocks that are attractively priced relative to their future earnings power and dividend-paying capability.

Normally, approximately 50% of the value of the Portfolio will consist of emerging markets value stocks and 50% will consist of emerging markets growth stocks. We will rebalance the Portfolio as necessary to maintain this targeted allocation. Depending on market conditions, however, the actual weightings of securities from each investment discipline in the Portfolio may vary within a narrow range. In extraordinary circumstances, when research determines conditions favoring one investment style are compelling, the range may be 40% - 60% before rebalancing occurs. The Emerging Markets Portfolio was formerly known as the Emerging Markets Value Portfolio. Prior to May 2, 2005, 100% of the value of the Portfolio consisted of emerging markets value stocks.

The Portfolio will invest primarily in common stocks but may also invest in preferred stocks, Real Estate Investment Trusts ("REITs"), warrants and convertible securities of foreign issuers, including sponsored or unsponsored ADRs and GDRs.

Under most conditions, the Emerging Markets Portfolio intends to have its assets diversified among emerging-market countries, although this Portfolio may also invest in more developed country markets. In allocating the Portfolio's assets among emerging-market countries, we will consider such factors as the geographical distribution of the Portfolio, the sizes of the stock markets represented and the various key economic characteristics of the countries. However, the Portfolio may not necessarily be diversified on a geographical basis. We will also consider the transaction costs and volatility of each individual market.

We will hedge currency risk when we believe there is potential to enhance risk-adjusted returns. However, the currency exposures of this Portfolio will generally be unhedged. This is because currency hedging in emerging-market countries is often either subject to legal and regulatory controls or prohibitively expensive.

In addition, the Portfolio may invest a portion of its uncommitted cash balances in futures contracts to expose that portion of the Portfolio to the equity markets.

The Portfolio may also make investments in developed foreign securities that comprise the MSCI EAFE index.

Principal Investment Risks

General risks of investing in the Portfolio: The share price of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

Risks of investing in emerging-markets securities: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in

--------------------------------------------------------------------------------
                                                                             7

--------------------------------------------------------------------------------
                                                   Prospectus--February 1, 2007

--------------------------------------------------------------------------------

U.S. equities. These risks are heightened with respect to investments in emerging-market countries where there is an even greater amount of economic, political and social instability. Economic, political and social instability could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio's assets. Investments in foreign securities are subject to the risk that the investment may be affected by foreign tax laws and restrictions on receiving investment proceeds from a foreign country. In general, since investments in foreign countries are not subject to SEC or U.S. reporting requirements, there may be less publicly available information concerning foreign issuers of securities held by the Portfolio than will be available concerning U.S. companies. In addition, the enforcement of legal rights in foreign countries and against foreign governments may be difficult and costly and there may be special difficulties enforcing claims against foreign governments. National policies may also restrict investment opportunities. For example, there may be restrictions on investment in issuers or industries deemed sensitive to national interests.

Market risk: The Portfolio is subject to market risk, which is the risk that stock prices in general will decline over short or even extended periods. In foreign markets there is often a lower degree of market volume and liquidity than in U.S. markets, and this may result in greater price volatility. The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries. Furthermore, since the composition of the Portfolio will differ from that of market indexes, its performance will generally not mirror the returns provided by a specific market index.

Allocation Risk: This is the risk that, by combining the growth and value styles to reduce overall portfolio volatility, returns may be lower over any given time period than if someone had owned only the equity style that performed better during that period. This risk must be considered relative to the likelihood that an investor could accurately predict which style will outperform in any given period. Also, as the Portfolio will be periodically rebalanced to maintain the target allocation between styles, there will be transaction costs which may be, over time, significant.

Foreign currency risk: Returns on foreign securities are influenced by currency risk as well as equity risk. Foreign securities are generally denominated in foreign currencies, which may change in value in relation to the U.S. dollar, possibly for long periods of time. When a foreign currency declines in value in relation to the U.S. dollar, your returns on foreign stocks will also fall.

It is possible that foreign governments will impose currency exchange control regulations or other restrictions that would prevent cash from being brought back to the United States. Foreign governments may also intervene in currency markets or interpose registration/approval processes, which could adversely affect the Portfolio.

Other foreign investing risks include:
..  the availability of less public information on issuers of securities

..  less governmental supervision of brokers and issuers of securities

..  lack of uniform accounting, auditing and financial-reporting standards

.. settlement practices that differ from those in the United States and may result in delays or may not fully protect the Portfolio against loss or theft of assets

.. the possibility of nationalization of a company or industry and expropriation or confiscatory taxation

..  the imposition of foreign taxes

..  high inflation and rapid fluctuations in inflation rates

..  less developed legal structures governing private or foreign investment

Higher costs associated with foreign investing: Investments in foreign securities will also result in generally higher expenses due to:

..  the costs of currency exchange

..  higher brokerage commissions in certain foreign markets

..  the expense of maintaining securities with foreign custodians

Investments in small companies: The Portfolio may invest in securities of smaller companies, which may be subject to more abrupt or erratic market movements than the securities of larger, more established companies, both because the securities are typically traded in lower volume and because the companies are subject to greater business risk.

Actions by a few major investors: In certain emerging-market countries, volatility may be heightened by actions

--------------------------------------------------------------------------------
8

--------------------------------------------------------------------------------

of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds inves ting in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolio.

Derivatives risk: The Portfolio may use derivatives as direct investments to earn income, enhance return, and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates or indices. Some derivatives, such as reverse repurchase agreements, may result in leverage, which can make the Portfolio more volatile and can compound other risks.

Management risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. AllianceBernstein will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or AllianceBernstein may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

Country concentration risk: The Portfolio may not always be diversified among countries or regions and the effect on the share price of the Portfolio of specific risks identified above such as political, regulatory, interest rate and currency may be magnified due to concentration of the Portfolio's investments in a particular country or region.

Real Estate Investment Trust risk: Investing in REITs may subject the Portfolio to the risk of changes in the value of the underlying property owned by the REITs. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. REITs are subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act. REITs also are subject to interest rate risks.

Investment Performance

The returns shown below in the bar charts and tables are for the Portfolio. Prior to May 2005, the investment style was an all-value style. In May 2005, the investment style of the Portfolio changed from all-value to a blend of growth and value. The bar chart shows the Portfolio's performance for each full calendar year since inception. The table shows how the Portfolio's average annual returns, before and after taxes, differ from those of a broad-based securities market index. Both the bar chart and the table indicate the volatility of an investment in the Portfolio and give some indication of the risk. The Portfolio's past performance, before and after taxes, is no guarantee of how it will perform in the future.

The returns in the bar chart do not reflect the portfolio transaction fee of 1.00% that is payable to the Portfolio when shares of the Portfolio are purchased and when shares are sold. If these fees were reflected in the chart, the returns would be less than those shown.

The average annual total returns in the table reflect the returns to a shareholder who purchased shares of the Portfolio at the beginning of the period and redeemed them at the end of the period, paying, in each case, the 1.00% portfolio transaction fee. Without taking into account this transaction fee, average annual total returns to a shareholder for the one-year, five-year, and ten-year periods ended December 31, 2006, before taxes, would have been 28.89%, 33.52% and 12.54%, respectively.

--------------------------------------------------------------------------------
                                                                             9

--------------------------------------------------------------------------------
                                                   Prospectus--February 1, 2007

--------------------------------------------------------------------------------


   EMERGING MARKETS PORTFOLIO
   Calendar Year Total Returns
   ----------------------------------

                                        [CHART]

 1997    1998   1999   2000    2001   2002   2003    2004    2005   2006
 ----    ----   ----   ----    ----   ----   ----    ----    ----   ----
-23.92% -21.09% 73.01% -28.16% -3.62% 3.84%  76.89%  39.18%  28.78% 28.89%

   Best and Worst Quarters
   ----------------------------------

                                      Quarter    Total
                                       Ended     Return
                       ---------------------------------
                       Best Quarter   6/30/1999  35.18%
                       Worst Quarter 12/31/1997 (26.32%)

   Average Annual Total Returns
   ----------------------------------

                                             For Years Ended
                                            December 31, 2006
                                           --------------------
                                            One   Five    Ten
                                            Year  Years  Years
                -----------------------------------------------
                Emerging Markets
                  Returns Before Taxes     26.32% 32.71% 11.47%
                  Returns After Taxes on
                   Distributions+          23.50% 31.43% 10.74%
                  Returns After Taxes on
                   Distributions and Sale
                   of Portfolio Shares+    20.76% 29.62% 10.20%
                MSCI Emerging Markets
                Index                      32.17% 26.57%  9.21%

   +After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
10

--------------------------------------------------------------------------------


Fees and Expenses

The following table describes the fees and expenses you would pay if you buy and hold shares of the Portfolio.

Fee Table

--------------------------------------------------------------------------------

                                                                EMERGING MARKETS
                                                                   PORTFOLIO
--------------------------------------------------------------------------------
SHAREHOLDER FEES
       (fees paid directly from your investment)

       Sales Charge (Load) Imposed on Purchases                       None
       Sales Charge (Load) Imposed on Reinvested Dividends            None
       Deferred Sales Charge (Load)                                   None
       Maximum Account Fee                                            None/1/
       Portfolio Transaction Fee upon Purchase of Shares
        (as a percentage of amount invested)*                        1.00%
       Portfolio Transaction Fee upon Redemption of Shares
        (as a percentage of amount redeemed)+                        1.00%
       Portfolio Transaction Fee upon Exchange of Shares               (S)
--------------------------------------------------------------------------------
ANNUAL PORTFOLIO OPERATING EXPENSES
       (expenses that are deducted from Portfolio assets)

       Management Fees                                               1.12%
       Distribution (12b-1) Fees                                      None
       Other Expenses
        Shareholder Servicing Fees                                    .25%
        Transfer Agent Expenses                                       .02%
        All Other Expenses                                            .19%
                                                                     -----
       Total Other Expenses                                           .46%
                                                                     -----
Total Annual Portfolio Operating Expenses                            1.58%
                                                                     =====

   1 Certain shareholders who are private advisory clients of Sanford C.
     Bernstein & Co., LLC may in such capacity pay additional fees to Sanford
     C. Bernstein & Co., LLC (not to the Fund).

   * The portfolio transaction fee on purchases is deducted automatically from the amount invested and paid to the Portfolio.

   + The portfolio transaction fee upon redemption is withheld from redemption proceeds by the Portfolio and paid to the Portfolio.

  (S)Exchanges will be treated as purchases or redemptions for purposes of imposing the portfolio transaction fee on purchases or redemptions.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                             11

--------------------------------------------------------------------------------
                                                   Prospectus--February 1, 2007

--------------------------------------------------------------------------------


Fee and Expenses (cont'd)

EXAMPLE
       This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

       The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods.* The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


     1 Yr.                                                           $361

     3 Yrs. (cum.)                                                   $703

     5 Yrs. (cum.)                                                   $1,069

     10 Yrs. (cum.)                                                  $2,098

     You would pay the following expenses if you did not redeem your shares:

     1 Yr.                                                           $259

     3 Yrs. (cum.)                                                   $594

     5 Yrs. (cum.)                                                   $952

     10 Yrs. (cum.)                                                  $1,960

       This example reflects the portfolio transaction fee on purchases but does not reflect the portfolio transaction fee on redemptions. If this fee were included, your costs would be higher.

       The portfolio transaction fees on purchases and redemptions are received by the Emerging Markets Portfolio, not by AllianceBernstein, and are neither sales loads nor contingent deferred sales loads. The purpose of these fees is to allocate transaction costs associated with purchases and redemptions to the investors making those purchases and redemptions, not to other shareholders. For more information on the portfolio transaction fees, see "Purchasing Shares" section, page 76.

* The expenses include the portfolio transaction fee on purchases and redemptions.

--------------------------------------------------------------------------------
12

NEW YORK MUNICIPAL PORTFOLIO
--------------------------------------------------------------------------------

Investment Objective

To provide safety of principal and maximize total return after taking account of federal, state and local taxes for New York residents.

Principal Investment Strategies

As a matter of fundamental policy, the New York Municipal Portfolio, under normal circumstances, invests at least 80% of its net assets in municipal securities. In addition, as a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in a portfolio of municipal securities issued by the State of New York or its political subdivisions, or otherwise exempt from New York state income tax. For purposes of these policies, net assets include any borrowings for investment purposes.

The municipal securities in which the Portfolio may invest are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, the District of Columbia or possessions and territories of the United States, or financing for specific projects or public facilities. The interest paid on these securities is generally exempt from federal and New York state and local personal income tax, although in certain instances, it may be includable in income subject to alternative minimum tax.

The Portfolio invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Manager to be of comparable quality) and comparably rated municipal notes. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade.

The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in our opinion, these securities will enhance the after-tax return for New York investors.

The Portfolio may also use derivatives, such as options, futures, forwards and swaps.

In managing the Portfolio, we may use interest-rate forecasting to determine the best level of interest-rate risk at a given time. We may moderately shorten the average duration of the Portfolio when we expect interest rates to rise and modestly lengthen average duration when we anticipate that rates will fall.

The Portfolio seeks to maintain an effective duration of three and one-half to seven years under normal market conditions. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. For example, if the Portfolio's duration is around five years, it will lose about 5% in principal should interest rates rise 1% and gain about 5% in principal should interest rates fall 1%.

The two principal classifications of municipal securities are bonds and notes. Municipal bonds are intended to meet longer-term capital needs while municipal notes are intended to fulfill short-term capital needs. Municipal notes generally have original maturities not exceeding one year. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, variable rate demand obligations and tax-exempt commercial paper.

Municipal securities are typically classified as "general obligation" or "revenue" or "special obligation" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Portfolio may invest more than 25% of its net assets in revenue bonds, which generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. The Portfolio may invest more than 25% of its total assets in securities of obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

Current federal tax law distinguishes between municipal securities issued to finance certain private activities ("private activity bonds") and other municipal securities. Private activity bonds, most of which pay interest that is subject to federal alternative minimum tax, and are also revenue bonds, include bonds issued to finance such projects as airports, housing projects, resource recovery programs, solid waste disposal facilities and student loan programs.

--------------------------------------------------------------------------------
                                                                             13

--------------------------------------------------------------------------------
                                                   Prospectus--February 1, 2007

--------------------------------------------------------------------------------


The yields of municipal securities depend on, among other factors, conditions in the municipal bond markets and fixed-income markets generally, the size of a particular offering, the maturity of the obligations and the rating of the issue. Normally, lower-rated municipal securities provide higher yields than those of more highly rated securities, but involve greater risks. When the spread between the yields of lower-rated obligations and those of more highly rated issues is relatively narrow, the Portfolio may invest in the latter since they will provide optimal yields with somewhat less risk.

Principal Investment Risks

General risks of investing in the Portfolio: The share prices of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

Interest-rate risk: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline. The Portfolio may experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. There is also the risk that a floating rate fixed-income security may reset its interest rate when its specified benchmark rate changes. Because prices of intermediate bonds are more sensitive to interest rate changes than those of shorter duration, this Portfolio has greater interest rate risk than the Fund's short-duration Portfolios.

Callable securities: Many municipal securities have call features which allow the issuer of the security to repay principal prior to the maturity date of the security. The issuer will typically call a security when interest rates are lower than the original issue yield of the security. The Portfolio may lose any premium it has paid for the called security over its par value and when a security is called, the principal received by the Portfolio is usually reinvested at a lower yield.

Credit risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. The Portfolio may rely upon rating agencies to determine credit ratings, but those ratings are opinions and are not absolute guarantees of quality. Credit risk is greater for medium-quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.

Municipal market risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. Because the Portfolio may invest a large portion of its assets in New York State's municipal securities, it is more vulnerable to events adversely affecting the state of New York, including economic, political, regulatory occurrences or terrorism. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities. In addition, the credit quality of private activity bonds are tied to the credit quality of related corporate issuers.

Also, some municipal securities are municipal lease obligations. A municipal lease obligation is not backed by the full faith and credit of the issuing municipality, but is usually backed by the municipality's pledge to make annual appropriations for lease payments. Thus, it is possible that a municipality will not appropriate money for lease payments. Additionally, some municipal lease obligations may allow for lease cancellation prior to the maturity date of the security. Municipal lease obligations may be less readily marketable than other municipal securities and some may be illiquid.

Inflation risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions.

Non-diversification risk: Concentration of investments in a small number of securities tends to increase risk. The Portfolio is not "diversified." This means that the Portfolio can invest more of its assets in a relatively small number of issuers with greater concentration of risk. Factors affecting these issuers can have a more significant effect on the Portfolio's net asset value.

Liquidity risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly pre-

--------------------------------------------------------------------------------
14

--------------------------------------------------------------------------------

venting the Portfolio from selling out of these illiquid securities at an advantageous price. The Portfolio is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets. In addition, liquidity risk tends to increase to the extent the Portfolio invests in debt securities whose sale may be restricted by law or by contract.

Derivatives risk: The Portfolio may use derivatives as direct investments to earn income, enhance yield, and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates, or indices. Some derivatives, such as reverse repurchase agreements, may result in leverage, which can make the Portfolio more volatile and can compound other risks.

Other risks: Bonds of certain sectors have special risks. For example, the health-care industry can be affected by federal or state legislation, electric utilities are subject to governmental regulation, and private-activity bonds are not government-backed. Attempts to restructure the federal tax system may have adverse effects on the value of municipal securities or make them less attractive to investors relative to taxable treatments.

Management risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. AllianceBernstein will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or AllianceBernstein may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

Investment Performance

The bar chart shows the Portfolio's performance for the past 10 calendar years. The table shows how the Portfolio's average annual returns, before and after taxes, differ from those of a broad-based securities market index. Both the bar chart and the table indicate the volatility of an investment in the Portfolio and give some indication of the risk. The Portfolio's past performance, before and after taxes, is no guarantee of how it will perform in the future.

   NEW YORK MUNICIPAL PORTFOLIO
   Calendar Year Total Returns
   ----------------------------------

                                [CHART]

1997    1998   1999    2000   2001   2002   2003   2004   2005   2006
-----  -----  ------   -----  -----  -----  -----  -----  -----  -----
6.54%  5.21%  -0.03%   8.20%  4.54%  7.28%  3.95%  2.53%  1.74%  3.21%

   Best and Worst Quarters
   ----------------------------------

                                       Quarter  Total
                                        Ended   Return
                        -------------------------------
                        Best Quarter  9/30/2002  3.18%
                        Worst Quarter 6/30/2004 (1.85%)

   Average Annual Total Returns
   ----------------------------------

                                               For Years Ended
                                              December 31, 2006
                                              -----------------
                                              One   Five   Ten
                                              Year  Years Years
                -----------------------------------------------
                New York Municipal
                  Returns Before Taxes        3.21% 3.73% 4.29%
                  Returns After Taxes on
                   Distributions*             3.21% 3.72% 4.25%
                  Returns After Taxes on
                   Distributions and Sale of
                   Portfolio Shares*          3.28% 3.70% 4.22%
                Lehman Five-Year General
                Obligation Municipal
                Bond Index                    3.38% 4.08% 4.69%

   *After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
                                                                             15

--------------------------------------------------------------------------------
                                                   Prospectus--February 1, 2007

--------------------------------------------------------------------------------


Fees and Expenses

The following table describes the fees and expenses you would pay if you buy and hold shares of the Portfolio.

Fee Table
--------------------------------------------------------------------------------

                                                                     NEW YORK
                                                                MUNICIPAL PORTFOLIO
-----------------------------------------------------------------------------------
SHAREHOLDER FEES
       (fees paid directly from your investment)

       Sales Charge (Load) Imposed on Purchases                        None
       Sales Charge (Load) Imposed on Reinvested Dividends             None
       Deferred Sales Charge (Load)                                    None
       Redemption Fees                                                 None
       Exchange Fees                                                   None
       Maximum Account Fee                                             None/1/
-----------------------------------------------------------------------------------
ANNUAL PORTFOLIO OPERATING EXPENSES
       (expenses that are deducted from Portfolio assets)

       Management Fees                                                 .48%
       Distribution (12b-1) Fees                                       None
       Other Expenses
        Shareholder Servicing Fees                                     .10%
        Transfer Agent Expenses                                          0%
        All Other Expenses                                             .04%
                                                                       ----
       Total Other Expenses                                            .14%
                                                                       ----
Total Annual Portfolio Operating Expenses                              .62%
                                                                       ====

   1 Certain shareholders who are private advisory clients of Sanford C.
     Bernstein & Co., LLC may in such capacity pay additional fees to Sanford
     C. Bernstein & Co., LLC (not to the Fund).
--------------------------------------------------------------------------------

EXAMPLE
       This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

       The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                              1 Yr.          $63

                              3 Yrs. (cum.)  $199

                              5 Yrs. (cum.)  $346

                              10 Yrs. (cum.) $774

--------------------------------------------------------------------------------
16

SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO
--------------------------------------------------------------------------------

Investment Objective

To provide safety of principal and a moderate rate of return after taking account of federal, state and local taxes for New York residents.

Principal Investment Strategies

As a matter of fundamental policy, the Short Duration New York Municipal Portfolio, under normal circumstances, invests at least 80% of its net assets in municipal securities. In addition, as a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in a portfolio of municipal securities issued by the State of New York or its political subdivisions, or otherwise exempt from New York state income tax. For purposes of these policies, net assets include any borrowings for investment purposes.

The municipal securities in which the Portfolio may invest are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, the District of Columbia or possessions and territories of the United States, or financing for specific projects or public facilities. The interest paid on these securities is generally exempt from federal and New York state and local personal income tax, although in certain instances, it may be includable in income subject to alternative minimum tax.

The Portfolio invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Manager to be of comparable quality) and comparably rated municipal notes. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade.

The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in our opinion, these securities will enhance the after-tax return for New York investors.

The Portfolio may use derivatives, such as options, futures, forwards and swaps.

In managing the Portfolio, we may use interest-rate forecasting to determine the best level of interest-rate risk at a given time. We may moderately shorten the average duration of the Portfolio when we expect interest rates to rise and modestly lengthen average duration when we anticipate that rates will fall.

The Portfolio seeks to maintain an effective duration of one-half year to two and one-half years under normal market conditions. Duration is a measure that relates the price volatility of a security to changes in interest rates.
The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. For example, if the Portfolio's duration is around two years, it will lose about 2% in principal should interest rates rise 1% and gain about 2% in principal should interest rates fall 1%.

The two principal classifications of municipal securities are bonds and notes. Municipal bonds are intended to meet longer-term capital needs while municipal notes are intended to fulfill short-term capital needs. Municipal notes generally have original maturities not exceeding one year. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, variable rate demand obligations, and tax-exempt commercial paper.

Municipal securities are typically classified as "general obligation" or "revenue" or "special obligation" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Portfolio may invest more than 25% of its net assets in revenue bonds, which generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment.

Current federal tax law distinguishes between municipal securities issued to finance certain private activities ("private activity bonds") and other municipal securities. Private activity bonds, most of which pay interest that is subject to federal alternative minimum tax, and are also revenue bonds, include bonds issued to finance such projects as airports, housing projects, resource recovery programs, solid waste disposal facilities, and student loan programs.

The yields of municipal securities depend on, among other factors, conditions in the municipal bond markets and fixed-income markets generally, the size of a particular offering, the maturity of the obligations, and the rating of the issue. Normally, lower-rated municipal

--------------------------------------------------------------------------------
                                                                             17

--------------------------------------------------------------------------------
                                                   Prospectus--February 1, 2007

--------------------------------------------------------------------------------

securities provide higher yields than those of more highly rated securities, but involve greater risks. When the spread between the yields of lower-rated obligations and those of more highly rated issues is relatively narrow, the Portfolio may invest in the latter since they will provide optimal yields with somewhat less risk.

Principal Investment Risks

General risks of investing in the Portfolio: The share prices of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

Interest rate risk: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline. There is also the risk that a floating rate fixed-income security may reset its interest rate when its specified benchmark rate changes. The Portfolio may experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations.

Credit risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. The Portfolio may rely upon rating agencies to determine credit ratings, but those ratings are opinions and are not absolute guarantees of quality. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.

Riskier than a money-market fund: The Portfolio is invested in securities with longer maturities than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the Portfolio securities may be lower and the effective duration of the Portfolio will be longer.

Municipal market risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. Because the Portfolio may invest a large portion of its assets in New York State's municipal securities, it is more vulnerable to events adversely affecting the state of New York, including economic, political, regulatory occurrences or terrorism. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities. In addition, the credit quality of private activity bonds are tied to the credit quality of related corporate issuers.

Also, some municipal securities are municipal lease obligations. A municipal lease obligation is not backed by the full faith and credit of the issuing municipality, but is usually backed by the municipality's pledge to make annual appropriations for lease payments. Thus, it is possible that a municipality will not appropriate money for lease payments. Additionally, some municipal lease obligations may allow for lease cancellation prior to the maturity date of the security. Municipal lease obligations may be less readily marketable than other municipal securities and some may be illiquid.

Non-diversification risk: Concentration of investments in a small number of securities tends to increase risk. The Portfolio is not "diversified." This means that the Portfolio can invest more of its assets in a relatively small number of issuers with greater concentration of risk. Factors affecting these issuers can have a more significant effect on the Portfolio's net asset value.

Liquidity risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. The Portfolio is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets. In addition, liquidity risk tends to increase to the extent the Portfolio invests in debt securities whose sale may be restricted by law or by contract.

Derivatives risk: The Portfolio may use derivatives as direct investments to earn income, enhance yield, and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the

--------------------------------------------------------------------------------
18

--------------------------------------------------------------------------------

derivative may not correlate perfectly with relevant assets, rates, or indices. Some derivatives, such as reverse repurchase agreements, may result in leverage, which can make the Portfolio more volatile and can compound other risks.

Other risks: Bonds of certain sectors have special risks. For example, the health-care industry can be affected by federal or state legislation, electric utilities are subject to governmental regulation, and private-activity bonds are not government-backed. Attempts to restructure the federal tax system may have adverse effects on the value of municipal securities or make them less attractive to investors relative to taxable treatments.

Management risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. AllianceBernstein will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or AllianceBernstein may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

Investment Performance

The bar chart shows the Portfolio's performance for each full calendar year since inception. The table shows how the Portfolio's average annual returns, before and after taxes, differ from those of a broad-based securities market index. Both the bar chart and the table indicate the volatility of an investment in the Portfolio and give some indication of the risk. The Portfolio's past performance, before and after taxes, is no guarantee of how it will perform in the future.

   SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO
   Calendar Year Total Returns
   ----------------------------------

SHORT DURATION NEW YORK MUNICPAL PORTFOLIO
Calendar Year Total Returns

                                    [CHART]

1997    1998    1999   2000    2001   2002    2003    2004   2005    2006
----    ----    ----   ----    ----   ----    ----    ----   ----    ----
3.75%   3.77%   2.30%  4.78%   4.50%  3.08%   1.80%   1.01%  1.52%   2.79%

   Best and Worst Quarters
   ----------------------------------

                                       Quarter  Total
                                        Ended   Return
                        -------------------------------
                        Best Quarter  3/31/1995  2.07%
                        Worst Quarter 6/30/2004 (0.36%)

   Average Annual Total Returns
   ----------------------------------

                                              For Periods Ended
                                              December 31, 2006
                                              -----------------
                                              One   Five   Ten
                                              Year  Years Years
                -----------------------------------------------
                Short Duration New York
                Municipal
                  Returns Before Taxes        2.79% 2.04% 2.92%
                  Returns After Taxes on
                   Distributions*             2.78% 2.03% 2.88%
                  Returns After Taxes on
                   Distributions and Sale of
                   Portfolio Shares*          2.75% 2.06% 2.89%
                Lehman One-Year
                Municipal Index               3.20% 2.26% 3.46%

   *After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
                                                                             19

--------------------------------------------------------------------------------
                                                   Prospectus--February 1, 2007

--------------------------------------------------------------------------------


Fees and Expenses

The following table describes the fees and expenses you would pay if you buy and hold shares of the Portfolio.

Fee Table
--------------------------------------------------------------------------------

                                                                  SHORT DURATION
                                                                NEW YORK MUNICIPAL
                                                                    PORTFOLIO
----------------------------------------------------------------------------------
SHAREHOLDER FEES
       (fees paid directly from your investment)

       Sales Charge (Load) Imposed on Purchases                        None
       Sales Charge (Load) Imposed on Reinvested Dividends             None
       Deferred Sales Charge (Load)                                    None
       Redemption Fees                                                 None
       Exchange Fees                                                   None
       Maximum Account Fee                                             None/1/
----------------------------------------------------------------------------------
ANNUAL PORTFOLIO OPERATING EXPENSES
       (expenses that are deducted from Portfolio assets)

       Management Fees                                                 .45%
       Distribution (12b-1) Fees                                       None
       Other Expenses
        Shareholder Servicing Fees                                     .10%
        Transfer Agent Expenses                                        .02%
        All Other Expenses                                             .12%
                                                                       ----
       Total Other Expenses                                            .24%
                                                                       ----
Total Annual Portfolio Operating Expenses/2/                           .69%
                                                                       ====

   1 Certain shareholders who are private advisory clients of Sanford C.
     Bernstein & Co., LLC may in such capacity pay additional fees to Sanford
     C. Bernstein & Co., LLC (not to the Fund).

   2 Expense information has been restated to reflect a change in the management fees effective November 1, 2006.
--------------------------------------------------------------------------------

EXAMPLE
       This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

       The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                              1 Yr.          $70

                              3 Yrs. (cum.)  $221

                              5 Yrs. (cum.)  $384

                              10 Yrs. (cum.) $859

--------------------------------------------------------------------------------
20

CALIFORNIA MUNICIPAL PORTFOLIO
--------------------------------------------------------------------------------

Investment Objective

To provide safety of principal and maximize total return after taking account of federal and state taxes for California residents.

Principal Investment Strategies

As a matter of fundamental policy, the California Municipal Portfolio, under normal circumstances, invests at least 80% of its net assets in municipal securities. In addition, as a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in a portfolio of municipal securities issued by the State of California or its political subdivisions, or otherwise exempt from California state income tax. For purposes of these policies, net assets include any borrowings for investment purposes.

The municipal securities in which the Portfolio may invest are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, the District of Columbia or possessions and territories of the United States, or financing for specific projects or public facilities. The interest paid on these securities is generally exempt from federal and California state personal income tax, although in certain instances, it may be includable in income subject to alternative minimum tax.

The Portfolio invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Manager to be of comparable quality) and comparably rated municipal notes. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade.

The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in our opinion, these securities will enhance the after-tax return for California investors.

The Portfolio may use derivatives, such as options, futures, forwards and swaps.

In managing the Portfolio, we may use interest-rate forecasting to determine the best level of interest-rate risk at a given time. We may moderately shorten the average duration of the Portfolio when we expect interest rates to rise and modestly lengthen average duration when we anticipate that rates will fall.

The Portfolio seeks to maintain an effective duration of three and one-half to seven years under normal market conditions. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. For example, if the Portfolio's duration is around five years, it will lose about 5% in principal should interest rates rise 1% and gain about 5% in principal should interest rates fall 1%.

The two principal classifications of municipal securities are bonds and notes. Municipal bonds are intended to meet longer-term capital needs while municipal notes are intended to fulfill short-term capital needs. Municipal notes generally have original maturities not exceeding one year. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, variable rate demand obligations, and tax-exempt commercial paper.

Municipal securities are typically classified as "general obligation" or "revenue" or "special obligation" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Portfolio may invest more than 25% of its net assets in revenue bonds, which generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. The Portfolio may invest more than 25% of its total assets in securities of obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

Current federal tax law distinguishes between municipal securities issued to finance certain private activities ("private activity bonds") and other municipal securities. Private activity bonds, most of which pay interest that is subject to federal alternative minimum tax, and are also revenue bonds, include bonds issued to finance such projects as airports, housing projects, resource recovery programs, solid waste disposal facilities, and student loan programs.

--------------------------------------------------------------------------------
                                                                             21

--------------------------------------------------------------------------------
                                                   Prospectus--February 1, 2007

--------------------------------------------------------------------------------


The yields of municipal securities depend on, among other factors, conditions in the municipal bond markets and fixed-income markets generally, the size of a particular offering, the maturity of the obligations, and the rating of the issue. Normally, lower-rated municipal securities provide higher yields than those of more highly rated securities, but involve greater risks. When the spread between the yields of lower-rated obligations and those of more highly rated issues is relatively narrow, the Portfolio may invest in the latter since they will provide optimal yields with somewhat less risk.

Principal Investment Risks

General risks of investing in the Portfolio: The share prices of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

Interest rate risk: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline. The Portfolio may experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. There is also the risk that a floating rate fixed-income security may reset its interest rate when its specified benchmark rate changes. Because prices of intermediate bonds are more sensitive to interest rate changes than those of shorter duration, this Portfolio has greater interest rate risk than the Fund's short-duration Portfolios.

Callable securities: Many municipal securities have call features which allow the issuer of the security to repay principal prior to the maturity date of the security. The issuer will typically call a security when interest rates are lower than the original issue yield of the security. The Portfolio may lose any premium it has paid for the called security over its par value and when a security is called, the principal received by the Portfolio is usually reinvested at a lower yield.

Credit risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. The Portfolio may rely upon rating agencies to determine credit ratings, but those ratings are opinions and are not absolute guarantees of quality. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.

Municipal market risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. Because the Portfolio may invest a large portion of its assets in California State's municipal securities, it is more vulnerable to events adversely affecting the state of California, including economic, political, regulatory occurrences or terrorism. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities. In addition, the credit quality of private activity bonds are tied to the credit quality of related corporate issuers.

Also, some municipal securities are municipal lease obligations. A municipal lease obligation is not backed by the full faith and credit of the issuing municipality, but is usually backed by the municipality's pledge to make annual appropriations for lease payments. Thus, it is possible that a municipality will not appropriate money for lease payments. Additionally, some municipal lease obligations may allow for lease cancellation prior to the maturity date of the security. Municipal lease obligations may be less readily marketable than other municipal securities and some may be illiquid.

Inflation risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions.

Non-diversification risk: Concentration of investments in a small number of securities tends to increase risk. The Portfolio is not "diversified." This means that the Portfolio can invest more of its assets in a relatively small number of issuers with greater concentration of risk. Factors affecting these issuers can have a more significant effect on the Portfolio's net asset value.

Liquidity risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly pre-

--------------------------------------------------------------------------------
22

--------------------------------------------------------------------------------

venting the Portfolio from selling out of these illiquid securities at an advantageous price. The Portfolio is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets. In addition, liquidity risk tends to increase to the extent the Portfolio invests in debt securities whose sale may be restricted by law or by contract.

Derivatives risk: The Portfolio may use derivatives as direct investments to earn income, enhance yield, and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates, or indices. Some derivatives, such as reverse repurchase agreements, may result in leverage, which can make the Portfolio more volatile and can compound other risks.

Other risks: Bonds of certain sectors have special risks. For example, the health-care industry can be affected by federal or state legislation, electric utilities are subject to governmental regulation, and private-activity bonds are not government-backed. Attempts to restructure the federal tax system may have adverse effects on the value of municipal securities or make them less attractive to investors relative to taxable treatments.

Management risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. AllianceBernstein will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or AllianceBernstein may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

Investment Performance

The bar chart shows the Portfolio's performance for the past 10 calendar years. The table shows how the Portfolio's average annual returns, before and after taxes, differ from those of a broad-based securities market index. Both the bar chart and the table indicate the volatility of an investment in the Portfolio and give some indication of the risk. The Portfolio's past performance, before and after taxes, is no guarantee of how it will perform in the future.

   CALIFORNIA MUNICIPAL PORTFOLIO
   Calendar Year Total Returns
   ----------------------------------

                                    [CHART]

1997   1998    1999    2000   2001   2002   2003   2004   2005   2006
-----  -----  ------   -----  -----  -----  -----  -----  -----  -----
6.34%  5.12%  -0.06%   8.53%  4.57%  5.81%  3.68%  2.57%  1.54%  3.30%

   Best and Worst Quarters
   ----------------------------------

                                       Quarter  Total
                                        Ended   Return
                        -------------------------------
                        Best Quarter  9/30/2002  3.22%
                        Worst Quarter 6/30/2004 (1.81%)

   Average Annual Total Returns
   ----------------------------------

                                              For Periods Ended
                                              December 31, 2006
                                              -----------------
                                              One   Five   Ten
                                              Year  Years Years
                -----------------------------------------------
                California Municipal
                  Returns Before Taxes        3.30% 3.37% 4.11%
                  Returns After Taxes on
                   Distributions*             3.29% 3.34% 4.05%
                  Returns After Taxes on
                   Distributions and Sale of
                   Portfolio Shares*          3.26% 3.33% 4.01%
                Lehman Five-Year General
                Obligation Municipal
                Bond Index                    3.38% 4.08% 4.69%

   *After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
                                                                             23

--------------------------------------------------------------------------------
                                                   Prospectus--February 1, 2007

--------------------------------------------------------------------------------


Fees and Expenses

The following table describes the fees and expenses you would pay if you buy and hold shares of the Portfolio.

Fee Table
--------------------------------------------------------------------------------

                                                                    CALIFORNIA
                                                                MUNICIPAL PORTFOLIO
-----------------------------------------------------------------------------------
SHAREHOLDER FEES
       (fees paid directly from your investment)

       Sales Charge (Load) Imposed on Purchases                        None
       Sales Charge (Load) Imposed on Reinvested Dividends             None
       Deferred Sales Charge (Load)                                    None
       Redemption Fees                                                 None
       Exchange Fees                                                   None
       Maximum Account Fee                                             None/1/
-----------------------------------------------------------------------------------
ANNUAL PORTFOLIO OPERATING EXPENSES
       (expenses that are deducted from Portfolio assets)

       Management Fees                                                 .49%
       Distribution (12b-1) Fees                                       None
       Other Expenses
        Shareholder Servicing Fees                                     .10%
        Transfer Agent Expenses                                          0%
        All Other Expenses                                             .04%
                                                                       ----
       Total Other Expenses                                            .14%
                                                                       ----
Total Annual Portfolio Operating Expenses                              .63%
                                                                       ====

   1 Certain shareholders who are private advisory clients of Sanford C.
     Bernstein & Co., LLC may in such capacity pay additional fees to Sanford
     C. Bernstein & Co., LLC (not to the Fund).
--------------------------------------------------------------------------------

EXAMPLE

       This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

       The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                              1 Yr.          $64

                              3 Yrs. (cum.)  $202

                              5 Yrs. (cum.)  $351

                              10 Yrs. (cum.) $786

--------------------------------------------------------------------------------
24

SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO
--------------------------------------------------------------------------------

Investment Objective

To provide safety of principal and a moderate rate of return after taking account of federal and state taxes for California residents.

Principal Investment Strategies

As a matter of fundamental policy, the Short Duration California Municipal Portfolio, under normal circumstances, invests at least 80% of its net assets in municipal securities. In addition, as a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in a portfolio of municipal securities issued by the State of California or its political subdivisions, or otherwise exempt from California state income tax. For purposes of these policies, net assets include any borrowings for investment purposes.

The municipal securities in which the Portfolio may invest are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, the District of Columbia or possessions and territories of the United States, or financing for specific projects or public facilities. The interest paid on these securities is generally exempt from federal and California state personal income tax, although in certain instances, it may be includable in income subject to alternative minimum tax.

The Portfolio invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Manager to be of comparable quality) and comparably rated municipal notes. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade.

The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in our opinion, these securities will enhance the after-tax return for California investors.

The Portfolio may use derivatives, such as options, futures, forwards and swaps.

In managing the Portfolio, we may use interest-rate forecasting to determine the best level of interest-rate risk at a given time. We may moderately shorten the average duration of the Portfolio when we expect interest rates to rise and modestly lengthen average duration when we anticipate that rates will fall.

The Portfolio seeks to maintain an effective duration of one-half year to two and one-half years under normal market conditions. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. For example, if the Portfolio's duration is around two years, it will lose about 2% in principal should interest rates rise 1% and gain about 2% in principal should interest rates fall 1%.

The two principal classifications of municipal securities are bonds and notes. Municipal bonds are intended to meet longer-term capital needs while municipal notes are intended to fulfill short-term capital needs. Municipal notes generally have original maturities not exceeding one year. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, variable rate demand obligations, and tax-exempt commercial paper.

Municipal securities are typically classified as "general obligation" or "revenue" or "special obligation" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Portfolio may invest more than 25% of its net assets in revenue bonds, which generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment.

Current federal tax law distinguishes between municipal securities issued to finance certain private activities ("private activity bonds") and other municipal securities. Private activity bonds, most of which pay interest that is subject to federal alternative minimum tax, and are also revenue bonds, include bonds issued to finance such projects as airports, housing projects, resource recovery programs, solid waste disposal facilities, and student loan programs.

The yields of municipal securities depend on, among other factors, conditions in the municipal bond markets and fixed-income markets generally, the size of a particular offering, the maturity of the obligations, and the

--------------------------------------------------------------------------------
                                                                             25

--------------------------------------------------------------------------------

rating of the issue. Normally, lower-rated municipal securities provide higher yields than those of more highly rated securities, but involve greater risks. When the spread between the yields of lower-rated obligations and those of more highly rated issues is relatively narrow, the Portfolio may invest in the latter since they will provide optimal yields with somewhat less risk.

Principal Investment Risks

General risks of investing in the Portfolio: The share prices of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

Interest-rate risk: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline. The Portfolio may experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. There is also the risk that a floating rate fixed-income security may reset its interest rate when its specified benchmark rate changes.

Credit risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. The Portfolio may rely upon rating agencies to determine credit ratings, but those ratings are opinions and are not absolute guarantees of quality. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.

Riskier than a money-market fund: The Portfolio is invested in securities with longer maturities than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the Portfolio securities may be lower and the effective duration of the Portfolio will be longer.

Municipal market risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities. These factors include political or legislative changes, uncertainties related to the tax status of municipal secu rities, or the rights of investors in these securities.
Because the Portfolio may invest a large portion of its assets in California State's municipal securities, it is more vulnerable to events adversely affecting the state of California, including economic, political, regulatory occurrences or terrorism. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities. In addition, the credit quality of private activity bonds are tied to the credit quality of related corporate issuers.

Also, some municipal securities are municipal lease obligations. A municipal lease obligation is not backed by the full faith and credit of the issuing municipality, but is usually backed by the municipality's pledge to make annual appropriations for lease payments. Thus, it is possible that a municipality will not appropriate money for lease payments. Additionally, some municipal lease obligations may allow for lease cancellation prior to the maturity date of the security. Municipal lease obligations may be less readily marketable than other municipal securities and some may be illiquid.

Non-diversification risk: Concentration of investments in a small number of securities tends to increase risk. The Portfolio is not "diversified." This means that the Portfolio can invest more of its assets in a relatively small number of issuers with greater concentration of risk. Factors affecting these issuers can have a more significant effect on the Portfolio's net asset value.

Liquidity risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. The Portfolio is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets. In addition, liquidity risk tends to increase to the extent the Portfolio invests in debt securities whose sale may be restricted by law or by contract.

Derivatives risk: The Portfolio may use derivatives as direct investments to earn income, enhance yield, and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition

--------------------------------------------------------------------------------
26

--------------------------------------------------------------------------------

to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates, or indices. Some derivatives, such as reverse repurchase agreements, may result in leverage, which can make the Portfolio more volatile and can compound other risks.

Other risks: Bonds of certain sectors have special risks. For example, the health care industry can be affected by federal or state legislation, electric utilities are subject to governmental regulation, and private activity bonds are not government backed. Attempts to restructure the federal tax system may have adverse effects on the value of municipal securities or make them less attractive to investors relative to taxable treatments.

Management risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. AllianceBernstein will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or AllianceBernstein may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

Investment Performance

The bar chart shows the Portfolio's performance for each full calendar year since inception. The table shows how the Portfolio's average annual returns, before and after taxes, differ from those of a broad-based securities market index. Both the bar chart and the table indicate the volatility of an investment in the Portfolio and give some indication of the risk. The Portfolio's past performance, before and after taxes, is no guarantee of how it will perform in the future.

   SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO
   Calendar Year Total Returns
   ----------------------------------

                                    [CHART]

SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO
Calender Year Total Returns
---------------------------

 1997   1998  1999  2000  2001  2002  2003  2004  2005  2006
 ----   ----  ----  ----  ----  ----  ----  ----  ----  ----
 3.60%  3.90% 2.37% 4.88% 4.41% 2.62% 1.51% 0.77% 1.17% 2.70%


   Best and Worst Quarters
   ----------------------------------

                                       Quarter  Total
                                        Ended   Return
                        -------------------------------
                        Best Quarter  3/31/1995  2.04%
                        Worst Quarter 6/30/2004 (0.36%)

   Average Annual Total Returns
   ----------------------------------

                                              For Periods Ended
                                              December 31, 2006
                                              -----------------
                                              One   Five   Ten
                                              Year  Years Years
                -----------------------------------------------
                Short Duration California
                  Municipal Returns Before
                   Taxes                      2.70% 1.75% 2.78%
                  Returns After Taxes on
                   Distributions*             2.67% 1.73% 2.72%
                  Returns After Taxes on
                   Distributions and Sale of
                   Portfolio Shares*          2.61% 1.78% 2.73%
                Lehman One-Year Municipal
                 Index                        3.20% 2.26% 3.46%

   *After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
                                                                             27

--------------------------------------------------------------------------------
                                                   Prospectus--February 1, 2007

--------------------------------------------------------------------------------


Fees and Expenses

The following table describes the fees and expenses you would pay if you buy and hold shares of the Portfolio.

Fee Table
--------------------------------------------------------------------------------

                                                                   SHORT DURATION
                                                                CALIFORNIA MUNICIPAL
                                                                     PORTFOLIO
------------------------------------------------------------------------------------
SHAREHOLDER FEES
       (fees paid directly from your investment)

       Sales Charge (Load) Imposed on Purchases                         None
       Sales Charge (Load) Imposed on Reinvested Dividends              None
       Deferred Sales Charge (Load)                                     None
       Redemption Fees                                                  None
       Exchange Fees                                                    None
       Maximum Account Fee                                              None/1/
------------------------------------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES
       (expenses that are deducted from Portfolio assets)

       Management Fees                                                  .45%
       Distribution (12b-1) Fees                                        None
       Other Expenses
        Shareholder Servicing Fees                                      .10%
        Transfer Agent Expenses                                         .04%
        All Other Expenses                                              .17%
                                                                        ----
       Total Other Expenses                                             .31%
                                                                        ----
Total Annual Portfolio Operating Expenses/2/                            .76%
                                                                        ====

   1 Certain shareholders who are private advisory clients of Sanford C.
     Bernstein & Co., LLC may in such capacity pay additional fees to Sanford
     C. Bernstein & Co., LLC (not to the Fund).

   2 Expense information has been restated to reflect a change in the management fees effective November 1, 2006.
--------------------------------------------------------------------------------

EXAMPLE
       This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

       The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                              1 Yr.          $78

                              3 Yrs. (cum.)  $243

                              5 Yrs. (cum.)  $422

                              10 Yrs. (cum.) $942

--------------------------------------------------------------------------------
28

DIVERSIFIED MUNICIPAL PORTFOLIO
--------------------------------------------------------------------------------

Investment Objective

To provide safety of principal and maximize total return after taking account of federal taxes.

Principal Investment Strategies

As a matter of fundamental policy, the Diversified Municipal Portfolio, under normal circumstances, invests at least 80% of its net assets in municipal securities. For purposes of this policy, net assets include any borrowings for investment purposes. The Portfolio will invest no more than 25% of its total assets in municipal securities of issuers located in any one state.

The municipal securities in which the Portfolio may invest are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, the District of Columbia or possessions and territories of the United States, or financing for specific projects or public facilities. The interest paid on these securities is generally exempt from federal income tax, although in certain instances, it may be includable in income subject to alternative minimum tax.

The Portfolio invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Manager to be of comparable quality) and comparably rated municipal notes. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade.

The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in our opinion, these securities will enhance the after-tax return for Portfolio investors.

The Portfolio may use derivatives, such as options, futures, forwards and swaps.

In managing the Portfolio, we may use interest-rate forecasting to determine the best level of interest-rate risk at a given time. We may moderately shorten the average duration of the Portfolio when we expect interest rates to rise and modestly lengthen average duration when we anticipate that rates will fall.

The Portfolio seeks to maintain an effective duration of three and one-half to seven years under normal market conditions. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. For example, if the Portfolio's duration is around five years, it will lose about 5% in principal should interest rates rise 1% and gain about 5% in principal should interest rates fall 1%.

The two principal classifications of municipal securities are bonds and notes. Municipal bonds are intended to meet longer-term capital needs while municipal notes are intended to fulfill short-term capital needs. Municipal notes generally have original maturities not exceeding one year. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, variable rate demand obligations, and tax-exempt commercial paper.

Municipal securities are typically classified as "general obligation" or "revenue" or "special obligation" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Portfolio may invest more than 25% of its net assets in revenue bonds, which generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. The Portfolio may invest more than 25% of its total assets in securities of obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

Current federal tax law distinguishes between municipal securities issued to finance certain private activities ("private activity bonds") and other municipal securities. Private activity bonds, most of which pay interest that is subject to federal alternative minimum tax, and are also revenue bonds, include bonds issued to finance such projects as airports, housing projects, resource recovery programs, solid waste disposal facilities, and student loan programs.

The yields of municipal securities depend on, among other factors, conditions in the municipal bond markets and fixed-income markets generally, the size of a particular offering, the maturity of the obligations and the rating of the issue. Normally, lower-rated municipal

--------------------------------------------------------------------------------
                                                                             29

--------------------------------------------------------------------------------
                                                   Prospectus--February 1, 2007

--------------------------------------------------------------------------------

securities provide higher yields than those of more highly rated securities, but involve greater risks. When the spread between the yields of lower-rated obligations and those of more highly rated issues is relatively narrow, the Portfolio may invest in the latter since they will provide optimal yields with somewhat less risk.

Principal Investment Risks

General risks of investing in the Portfolio: The share prices of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

Interest rate risk: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline. The Portfolio may experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. There is also the risk that a floating rate fixed-income security may reset its interest rate when its specified benchmark rate changes. Because prices of intermediate bonds are more sensitive to interest-rate changes than those of shorter duration, this Portfolio has greater interest-rate risk than the Fund's short-duration Portfolios.

Callable securities: Many municipal securities have call features which allow the issuer of the security to repay principal prior to the maturity date of the security. The issuer will typically call a security when interest rates are lower than the original issue yield of the security. The Portfolio may lose any premium it has paid for the called security over its par value and the principal received by the Portfolio when a security is called is usually reinvested at a lower yield.

Credit risk: This is the that risk the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. The Portfolio may rely upon rating agencies to determine credit ratings, but those ratings are opinions and are not absolute guarantees of quality. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.

Municipal market risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities. In addition, the credit quality of private activity bonds are tied to the credit quality of related corporate issuers.

Also, some municipal securities are municipal lease obligations. A municipal lease obligation is not backed by the full faith and credit of the issuing municipality, but is usually backed by the municipality's pledge to make annual appropriations for lease payments. Thus, it is possible that a municipality will not appropriate money for lease payments. Additionally, some municipal lease obligations may allow for lease cancellation prior to the maturity date of the security. Municipal lease obligations may be less readily marketable than other municipal securities and some may be illiquid.

Inflation risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions.

Liquidity risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. The Portfolio is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets. In addition, liquidity risk tends to increase to the extent the Portfolio invests in debt securities whose sale may be restricted by law or by contract.

--------------------------------------------------------------------------------
30

--------------------------------------------------------------------------------


Derivatives risk: The Portfolio may use derivatives as direct investments to earn income, enhance yield, and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates, or indices. Some derivatives, such as reverse repurchase agreements, may result in leverage, which can make the Portfolio more volatile and can compound other risks.

Other risks: Bonds of certain sectors have special risks. For example, the health care industry can be affected by federal or state legislation, electric utilities are subject to governmental regulation, and private activity bonds are not government backed. Attempts to restructure the federal tax system may have adverse effects on the value of municipal securities or make them less attractive to investors relative to taxable treatments.

Management risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. AllianceBernstein will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or AllianceBernstein may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

Investment Performance

The bar chart shows the Portfolio's performance for the past 10 calendar years. The table shows how the Portfolio's average annual returns, before and after taxes, differ from those of a broad-based securities market index. Both the bar chart and the table indicate the volatility of an investment in the Portfolio and give some indication of the risk. The Portfolio's past performance, before and after taxes, is no guarantee of how it will perform in the future.

   DIVERSIFIED MUNICIPAL PORTFOLIO
   Calendar Year Total Returns
   ----------------------------------

                                    [CHART]
DIVERSIFIED MUNICIPAL PORTFOLIO
Calendar Year Total Returns

 1997    1998   1999  2000   2001   2002   2003  2004   2005   2006
 ----    ----   ----  ----   ----   ----   ----  ----   ----   ----
 6.68%   4.62%  0.45% 7.81%  5.49%  6.79%  4.04% 2.60%  1.48%  3.18%

   Best and Worst Quarters
   ----------------------------------

                                       Quarter  Total
                                        Ended   Return
                        -------------------------------
                        Best Quarter  9/30/2002  2.94%
                        Worst Quarter 6/30/2004 (1.78%)

   Average Annual Total Returns
   ----------------------------------

                                              For Periods Ended
                                              December 31, 2006
                                              -----------------
                                              One   Five   Ten
                                              Year  Years Years
                -----------------------------------------------
                Diversified Municipal Returns
                 Before Taxes                 3.18% 3.60% 4.29%
                  Returns After Taxes on
                   Distributions*             3.17% 3.59% 4.25%
                  Returns After Taxes on
                   Distributions and Sale of
                   Portfolio Shares*          3.22% 3.57% 4.21%
                Lehman Five-Year General
                 Obligation Municipal Bond
                 Index                        3.38% 4.08% 4.69%

   *After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
                                                                             31

--------------------------------------------------------------------------------
                                                   Prospectus--February 1, 2007

--------------------------------------------------------------------------------


Fees and Expenses

The following table describes the fees and expenses you would pay if you buy and hold shares of the Portfolio.

Fee Table
--------------------------------------------------------------------------------

                                                                    DIVERSIFIED
                                                                MUNICIPAL PORTFOLIO
-----------------------------------------------------------------------------------
SHAREHOLDER FEES
       (fees paid directly from your investment)

       Sales Charge (Load) Imposed on Purchases                        None
       Sales Charge (Load) Imposed on Reinvested Dividends             None
       Deferred Sales Charge (Load)                                    None
       Redemption Fees                                                 None
       Exchange Fees                                                   None
       Maximum Account Fee                                             None/1/
-----------------------------------------------------------------------------------
ANNUAL PORTFOLIO OPERATING EXPENSES
       (expenses that are deducted from Portfolio assets)

       Management Fees                                                 .46%
       Distribution (12b-1) Fees                                       None
       Other Expenses
        Shareholder Servicing Fees                                     .10%
        Transfer Agent Expenses                                          0%
        All Other Expenses                                             .03%
                                                                       ----
       Total Other Expenses                                            .13%
                                                                       ----
Total Annual Portfolio Operating Expenses                              .59%
                                                                       ====

   1 Certain shareholders who are private advisory clients of Sanford C.
     Bernstein & Co., LLC may in such capacity pay additional fees to Sanford
     C. Bernstein & Co., LLC (not to the Fund).
--------------------------------------------------------------------------------

EXAMPLE
       This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

       The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                              1 Yr.          $60

                              3 Yrs. (cum.)  $189

                              5 Yrs. (cum.)  $329

                              10 Yrs. (cum.) $738

--------------------------------------------------------------------------------
32

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO
--------------------------------------------------------------------------------

Investment Objective

To provide safety of principal and a moderate rate of return after taking account of federal taxes.

Principal Investment Strategies

As a matter of fundamental policy, the Short Duration Diversified Municipal Portfolio, under normal circumstances, invests at least 80% of its net assets in municipal securities. For purposes of this policy, net assets include any borrowings for investment purposes. The Portfolio will invest no more than 25% of its total assets in municipal securities of issuers located in any one state.

The municipal securities in which the Portfolio may invest are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, the District of Columbia or possessions and territories of the United States, or financing for specific projects or public facilities. The interest paid on these securities is generally exempt from federal income tax, although in certain instances, it may be includable in income subject to alternative minimum tax.

The Portfolio invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Manager to be of comparable quality) and comparably rated municipal notes. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade.

The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in our opinion, these securities will enhance the after-tax return for Portfolio investors.

The Portfolio may use derivatives, such as options, futures, forwards and swaps.

In managing the Portfolio, we may use interest-rate forecasting to determine the best level of interest-rate risk at a given time. We may moderately shorten the average duration of the Portfolio when we expect interest rates to rise and modestly lengthen average duration when we anticipate that rates will fall.

The Portfolio seeks to maintain an effective duration of one-half year to two and one-half years under normal market conditions. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. For example, if the Portfolio's duration is around two years, it will lose about 2% in principal should interest rates rise 1% and gain about 2% in principal should interest rates fall 1%.

The two principal classifications of municipal securities are bonds and notes. Municipal bonds are intended to meet longer-term capital needs while municipal notes are intended to fulfill short-term capital needs. Municipal notes generally have original maturities not exceeding one year. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, variable rate demand obligations, and tax-exempt commercial paper.

Municipal securities are typically classified as "general obligation" or "revenue" or "special obligation" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Portfolio may invest more than 25% of its net assets in revenue bonds, which generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment.

Current federal tax law distinguishes between municipal securities issued to finance certain private activities ("private activity bonds") and other municipal securities. Private activity bonds, most of which pay interest that is subject to federal alternative minimum tax, and are also revenue bonds, include bonds issued to finance such projects as airports, housing projects, resource recovery programs, solid waste disposal facilities, and student loan programs.

The yields of municipal securities depend on, among other factors, conditions in the municipal bond markets and fixed-income markets generally, the size of a particular offering, the maturity of the obligations and the rating of the issue. Normally, lower-rated municipal securities provide higher yields than those of more highly rated securities, but involve greater risks. When the spread between the yields of lower-rated obligations and those of more highly rated issues is relatively narrow, the Portfolio may invest in the latter since they will provide optimal yields with somewhat less risk.

--------------------------------------------------------------------------------
                                                                             33

--------------------------------------------------------------------------------
                                                   Prospectus--February 1, 2007

--------------------------------------------------------------------------------


Principal Investment Risks

General risks of investing in the Portfolio: The share prices of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

Interest rate risk: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline. The Portfolio may experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. There is also the risk that a floating rate fixed-income security may reset its interest rate when its specified benchmark rate changes.

Credit risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. The Portfolio may rely upon rating agencies to determine credit ratings, but those ratings are opinions and are not absolute guarantees of quality. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.

Riskier than a money-market fund: The Portfolio is invested in securities with longer maturities than the assets of the type of mutual fund known as a money-market fund.

The risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the Portfolio securities may be lower and the effective duration of the Portfolio will be longer.

Municipal market risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities. In addition, the credit quality of private activity bonds are tied to the credit quality of related corporate issuers.

Also, some municipal securities are municipal lease obligations. A municipal lease obligation is not backed by the full faith and credit of the issuing municipality, but is usually backed by the municipality's pledge to make annual appropriations for lease payments. Thus, it is possible that a municipality will not appropriate money for lease payments. Additionally, some municipal lease obligations may allow for lease cancellation prior to the maturity date of the security. Municipal lease obligations may be less readily marketable than other municipal securities and some may be illiquid.

Liquidity risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. The Portfolio is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets. In addition, liquidity risk tends to increase to the extent the Portfolio invests in debt securities whose sale may be restricted by law or by contract.

Derivatives risk: The Portfolio may use derivatives as direct investments to earn income, enhance yield, and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates, or indices. Some derivatives, such as reverse repurchase agreements, may result in leverage, which can make the Portfolio more volatile and can compound other risks.

Other risks: Bonds of certain sectors have special risks. For example, the health care industry can be affected by federal or state legislation, electric utilities are subject to governmental regulation, and private activity bonds are not government backed. Attempts to restructure the federal tax system may have adverse effects on the value of municipal securities or make them less attractive to investors relative to taxable treatments.

Management risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. AllianceBernstein will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee

--------------------------------------------------------------------------------
34

--------------------------------------------------------------------------------

that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or AllianceBernstein may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

Investment Performance

The bar chart shows the Portfolio's performance for each full calendar year since inception. The table shows how the Portfolio's average annual returns, before and after taxes, differ from those of a broad-based securities market index. Both the bar chart and the table indicate the volatility of an investment in the Portfolio and give some indication of the risk. The Portfolio's past performance, before and after taxes, is no guarantee of how it will perform in the future.

   SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO
   Calendar Year Total Returns
   ----------------------------------

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO
Calendar Year Total Returns

[CHART]

 1997    1998   1999  2000   2001   2002   2003  2004   2005   2006
 ----    ----   ----  ----   ----   ----   ----  ----   ----   ----
 3.96%   3.94%  2.57% 4.69%  5.11%  3.69%  1.86%  1.10% 1.43%   2.84%

   Best and Worst Quarters
   ----------------------------------

                                       Quarter  Total
                                        Ended   Return
                        -------------------------------
                        Best Quarter  3/31/1995  2.01%
                        Worst Quarter 6/30/2004 (0.35%)

   Average Annual Total Returns
   ----------------------------------

                                              For Periods Ended
                                              December 31, 2006
                                              -----------------
                                              One   Five   Ten
                                              Year  Years Years
                -----------------------------------------------
                Short Duration
                Diversified Municipal Returns
                 Before Taxes                 2.84% 2.18% 3.11%
                Returns After Taxes on
                 Distributions*               2.81% 2.14% 3.05%
                Returns After Taxes on
                 Distributions and Sale of
                 Portfolio Shares*            2.81% 2.19% 3.06%
                Lehman One-Year Municipal
                 Index                        3.20% 2.26% 3.46%

   *After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
                                                                             35

--------------------------------------------------------------------------------
                                                   Prospectus--February 1, 2007

--------------------------------------------------------------------------------


Fees and Expenses

The following table describes the fees and expenses you would pay if you buy and hold shares of the Portfolio.

Fee Table
--------------------------------------------------------------------------------

                                                                   SHORT DURATION
                                                                DIVERSIFIED MUNICIPAL
                                                                      PORTFOLIO
-------------------------------------------------------------------------------------
SHAREHOLDER FEES
       (fees paid directly from your investment)

       Sales Charge (Load) Imposed on Purchases                         None
       Sales Charge (Load) Imposed on Reinvested Dividends              None
       Deferred Sales Charge (Load)                                     None
       Redemption Fees                                                  None
       Exchange Fees                                                    None
       Maximum Account Fee                                              None/1/
-------------------------------------------------------------------------------------
ANNUAL PORTFOLIO OPERATING EXPENSES
       (expenses that are deducted from Portfolio assets)

       Management Fees                                                  .45%
       Distribution (12b-1) Fees                                        None
       Other Expenses
        Shareholder Servicing Fees                                      .10%
        Transfer Agent Expenses                                         .01%
        All Other Expenses                                              .09%
                                                                        ----
       Total Other Expenses                                             .20%
                                                                        ----
Total Annual Portfolio Operating Expenses/2/                            .65%
                                                                        ====

   1 Certain shareholders who are private advisory clients of Sanford C.
     Bernstein & Co., LLC may in such capacity pay additional fees to Sanford
     C. Bernstein & Co., LLC (not to the Fund).

   2 Expense information has been restated to reflect a change in the management fees effective November 1, 2006.
--------------------------------------------------------------------------------

EXAMPLE

       This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

       The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                              1 Yr.          $66

                              3 Yrs. (cum.)  $208

                              5 Yrs. (cum.)  $362

                              10 Yrs. (cum.) $810

--------------------------------------------------------------------------------
36

U.S. GOVERNMENT SHORT DURATION PORTFOLIO
--------------------------------------------------------------------------------

Investment Objective

To provide safety of principal and a moderate rate of income that is generally exempt from state and local taxes.

Principal Investment Strategies

The U.S. Government Short Duration Portfolio invests, under normal circumstances, at least 80% of its net assets in U.S. Government and agency securities. For purposes of this policy, net assets include any borrowings for investment purposes. You will be notified at least 60 days prior to any change to the Portfolio's 80% investment policy. The Portfolio may also invest in high-quality money-market securities, which are securities that have remaining maturities of one year or less and are rated AA or better by Standard & Poor's Corporation ("Standard & Poor's") or Fitch Ratings, Inc. ("Fitch") or Aa or better by Moody's Investors Service, Inc. ("Moody's") (or, if unrated, determined by the Manager to be of comparable quality). Additionally, up to 10% of the Portfolio's total assets may be invested in other securities rated A or better by national rating agencies and comparably rated commercial paper and notes.

Many types of securities may be purchased by the Portfolio, including bills, notes, corporate bonds, inflation-protected securities, mortgage-backed securities, asset-backed securities, as well as others. The Portfolio may use derivatives, such as options, futures, forwards and swaps.

The income earned by the Portfolio is generally exempt from state and local taxes; however states have different requirements for tax-exempt distributions and there is no assurance that your distributions from the Portfolio's income will not be subject to the state and local taxes of your state. Please consult your tax advisor with respect to the tax treatment of such distributions in your state.

In managing the Portfolio, we may use interest-rate forecasting to determine the best level of interest-rate risk at a given time. We may moderately shorten the average duration of the Portfolio when we expect interest rates to rise and modestly lengthen average duration when we anticipate that rates will fall.

The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. For example, if the Portfolio's duration is around two years, it will lose about 2% in principal should interest rates rise 1% and gain about 2% in principal should interest rates fall 1%.

Since the U.S. Government Short Duration Portfolio owns a high percentage of securities that are U.S. Government securities, its returns will generally be lower than those of the Short Duration Plus Portfolio.

Principal Investment Risks

General risks of investing in the Portfolio: The share prices of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

Interest rate risk: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline. The Portfolio may experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. There is also the risk that a floating rate fixed-income security may reset its interest rate when its specified benchmark rate changes.

Credit risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. The Portfolio may rely upon rating agencies to determine credit ratings, but those ratings are opinions and are not absolute guarantees of quality. Credit risk is greater for medium quality and lower-rated securities.

While securities issued by the U.S. Treasury and some U.S. agency securities are backed by the U.S. Government, other U.S. agency securities are backed only by the credit of the issuing agency or instrumentality. For example, securities issued by Government National Mortgage Association ("GNMA") are backed by the United States while securities issued by Federal Home Loan Mortgage Corporation ("FHLMC") are backed only by the credit of FHLMC. However, some issuers of agency securities may have the right to borrow from the U.S. Treasury to meet their obligations, such as the U.S. Postal Service.

No government guarantee: Investments in the Portfolio are not insured by the U.S. Government.

--------------------------------------------------------------------------------
                                                                             37

--------------------------------------------------------------------------------
                                                   Prospectus--February 1, 2007

--------------------------------------------------------------------------------


Riskier than a money-market fund: The Portfolio is invested in securities with longer maturities than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the Portfolio securities may be lower and the effective duration of the Portfolio is longer.

Inflation-protected securities: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors' expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.

Derivatives risk: The Portfolio may use derivatives as direct investments to earn income, enhance yield and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates, or indices.

Some derivatives, such as reverse repurchase agreements, may result in leverage, which can make the Portfolio more volatile and can compound other risks.

Mortgage-related securities: In the case of mortgage-related securities that are not backed by the U.S. Government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient. This may occur even though the collateral is government-backed. In addition, mortgage-related securities subject the Portfolio to the following risks:

Prepayment risk: Because interest rates rise and fall, there is no way to be certain of the actual rates of prepayment by the borrowers on the underlying mortgages. Thus, actual prepayments on the securities could differ from expected prepayments. As a result, the value of a security could be lower than expected.

Shortening risk: Shortening risk is the possibility that falling interest rates may cause prepayments of principal to occur at a faster-than-expected rate. This particular risk may effectively change a security that was considered intermediate- or long-term into a short-term security. The prices of short-term securities do not rise as much in response to a fall in interest rates as do the prices of intermediate- or long-term securities.

Extension risk: Extension risk is the possibility that rising interest rates may cause prepayments of principal to occur at a slower-than-expected rate. This particular risk may effectively change a security that was considered short- or intermediate-term into a long-term security. The prices of long-term securities generally fall more in response to a rise in interest rates than do the prices of short- or intermediate-term securities.

Interest rate risk: When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, however, mortgage refinancing and prepayments slow, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase of the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed-income securities, potentially increasing the volatility of the fund that holds them.

Management risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. AllianceBernstein will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or AllianceBernstein may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

--------------------------------------------------------------------------------
38

--------------------------------------------------------------------------------


Investment Performance

The bar chart shows the Portfolio's performance for the past 10 calendar years. The table shows how the Portfolio's average annual returns, before and after taxes, differ from those of a broad-based securities market index. Both the bar chart and the table indicate the volatility of an investment in the Portfolio and give some indication of the risk. The Portfolio's past performance, before and after taxes, is no guarantee of how it will perform in the future.

   U.S. GOVERNMENT SHORT DURATION PORTFOLIO
   Calendar Year Total Returns
   ----------------------------------

U.S GOVERNMENT SHORT DURATION PORTFOLIO
Calendar Year Total Returns

[CHART]
Calendar Year End (%)

 1997    1998   1999  2000   2001   2002   2003  2004   2005   2006
 ----    ----   ----  ----   ----   ----   ----  ----   ----   ----
 5.65%  5.55%   3.08% 7.34% 7.55%   5.64%  1.44% 0.94%  1.16%  3.69%

   Best and Worst Quarters
   ----------------------------------

                                       Quarter  Total
                                        Ended   Return
                        -------------------------------
                        Best Quarter  9/30/2001  3.43%
                        Worst Quarter 6/30/2004 (1.28%)

   Average Annual Total Returns
   ----------------------------------

                                               For Periods Ended
                                               December 31, 2006
                                               -----------------
                                               One   Five   Ten
                                               Year  Years Years
               -------------------------------------------------
               U.S. Government Short Duration
                Returns Before Taxes           3.69% 2.56% 4.18%
               Returns After Taxes on
                Distributions*                 2.39% 1.35% 2.55%
               Returns After Taxes on
                Distributions and Sale of
                Portfolio Shares*              2.38% 1.47% 2.56%
               Merrill Lynch 1-3 Year Treasury
                Index                          3.96% 2.82% 4.69%

   *After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
                                                                             39

--------------------------------------------------------------------------------
                                                   Prospectus--February 1, 2007

--------------------------------------------------------------------------------


Fees and Expenses

The following table describes the fees and expenses you would pay if you buy and hold shares of the Portfolio.

Fee Table
--------------------------------------------------------------------------------

                                                                U.S. GOVERNMENT
                                                                SHORT DURATION
                                                                   PORTFOLIO
-------------------------------------------------------------------------------
SHAREHOLDER FEES
       (fees paid directly from your investment)

       Sales Charge (Load) Imposed on Purchases                      None
       Sales Charge (Load) Imposed on Reinvested Dividends           None
       Deferred Sales Charge (Load)                                  None
       Redemption Fees                                               None
       Exchange Fees                                                 None
       Maximum Account Fee                                           None/1/
-------------------------------------------------------------------------------
ANNUAL PORTFOLIO OPERATING EXPENSES
       (expenses that are deducted from Portfolio assets)

       Management Fees                                               .50%
       Distribution (12b-1) Fees                                     None
       Other Expenses
        Shareholder Servicing Fees                                   .10%
        Transfer Agent Expenses                                      .03%
        Interest Expense                                               0%
        All Other Expenses                                           .16%
                                                                     ----
       Total Other Expenses                                          .29%
                                                                     ----
Total Annual Portfolio Operating Expenses                            .79%
                                                                     ====

   1 Certain shareholders who are private advisory clients of Sanford C.
     Bernstein & Co., LLC may in such capacity pay additional fees to Sanford
     C. Bernstein & Co., LLC (not to the Fund).
--------------------------------------------------------------------------------

EXAMPLE

       This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

       The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                              1 Yr.          $81

                              3 Yrs. (cum.)  $252

                              5 Yrs. (cum.)  $439

                              10 Yrs. (cum.) $978

--------------------------------------------------------------------------------
40

SHORT DURATION PLUS PORTFOLIO
--------------------------------------------------------------------------------

Investment Objective

To provide safety of principal and a moderate rate of income that is subject to taxes.

Principal Investment Strategies

The Short Duration Plus Portfolio will invest at least 80% of its total assets in securities rated A or better by national rating agencies (or, if unrated, determined by the Manager to be of comparable quality) and comparably rated commercial paper and notes. Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, inflation-protected securities, bank loan debt, preferred stock, as well as others. The Portfolio may also invest up to 20% of its total assets in fixed-income foreign securities in developed or emerging-market countries. The Portfolio may use derivatives, such as options, futures, forwards and swaps.

The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade.

In managing the Portfolio, we may use interest-rate forecasting to determine the best level of interest-rate risk at a given time. We may moderately shorten the average duration of the Portfolio when we expect interest rates to rise and modestly lengthen average duration when we anticipate that rates will fall.

The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. For example, if the Portfolio's duration is around two years, it will lose about 2% in principal should interest rates rise 1% and gain about 2% in principal should interest rates fall 1%.

Principal Investment Risks

General risks of investing in the Portfolio: The share prices of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

Interest rate risk: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline. The Portfolio may experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. There is also the risk that a floating rate fixed-income security may reset its interest rate when its specified benchmark rate changes.

Credit risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. The Portfolio may rely upon rating agencies to determine credit ratings, but those ratings are opinions and are not absolute guarantees of quality. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominately speculative credit risks.

Riskier than a money-market fund: The Portfolio is invested in securities with longer maturities than the assets of the type of mutual fund known as a money-market fund. However, the risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the Portfolio securities may be lower and the effective duration of the Portfolio is longer.

Inflation-protected securities: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors' expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.

Foreign securities: Investing in foreign securities entails special risks, such as potential political and economic instability, greater volatility and less liquidity. In addition, there is the possibility that changes in value of a foreign currency will reduce the U.S. dollar value of securities denominated in that currency. These risks are heightened with respect to investments in emerging-market countries where there is an even greater amount of economic, political and social instability. Economic, political and social instability could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio's assets. Investments in foreign

--------------------------------------------------------------------------------
                                                                             41

--------------------------------------------------------------------------------
                                                   Prospectus--February 1, 2007

--------------------------------------------------------------------------------

securities are subject to the risk that the investment may be affected by foreign tax laws and restrictions on receiving investment proceeds from a foreign country. In general, since investments in foreign countries are not subject to SEC or U.S. reporting requirements, there may be less publicly available information concerning foreign issuers of securities held by the Portfolio than will be available concerning U.S. companies. In addition, the enforcement of legal rights in foreign countries and against foreign governments may be difficult and costly and there may be special difficulties enforcing claims against foreign governments. National policies may also restrict investment opportunities. For example, there may be restrictions on investment in issuers or industries deemed sensitive to national interests.

Derivatives risk: The Portfolio may use derivatives as direct investments to earn income, enhance yield and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates, or indices. Some derivatives, such as reverse repurchase agreements, may result in leverage, which can make the Portfolio more volatile and can compound other risks.

Mortgage-related securities: Investments in mortgage-related securities expose the Portfolio to the following risks:

Prepayment risk: Because interest rates rise and fall, there is no way to be certain of the actual rates of prepayment by the borrowers on the underlying mortgages. Thus, actual prepayments on the securities could differ from expected prepayments. As a result, the value of a security could be lower than expected.

Shortening risk: Shortening risk is the possibility that falling interest rates may cause prepayments of principal to occur at a faster-than-expected rate. This particular risk may effectively change a security that was considered intermediate- or long-term into a short-term security. The prices of short-term securities do not rise as much in response to a fall in interest rates as do the prices of intermediate- or long-term securities.

Extension risk: Extension risk is the possibility that rising interest rates may cause prepayments of principal to occur at a slower-than-expected rate. This particular risk may effectively change a security that was considered short- or intermediate-term into a long-term security. The prices of long-term securities generally fall more in response to a rise in interest rates than do the prices of short- or intermediate-term securities.

Interest rate risk: When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, however, mortgage refinancing and prepayments slow, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase of the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed-income securities, potentially increasing the volatility of the fund that holds them.

Management risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. AllianceBernstein will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or AllianceBernstein may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

--------------------------------------------------------------------------------
42

--------------------------------------------------------------------------------


Investment Performance

The bar chart shows the Portfolio's performance for the past 10 calendar years. The table shows how the Portfolio's average annual returns, before and after taxes, differ from those of a broad-based securities market index. Both the bar chart and the table indicate the volatility of an investment in the Portfolio and give some indication of the risk. The Portfolio's past performance, before and after taxes, is no guarantee of how it will perform in the future.

   SHORT DURATION PLUS PORTFOLIO
   Calendar Year Total Returns
   ----------------------------------

SHORT DURATION PLUS PORTFOLIO
Calendar Year Total Returns
---------------------------
[CHART]


  1997   1998   1999   2000  2001   2002   2003   2004    2005  2006
  ----   ----   ----   ----  ----   ----   ----   ----    ----  ----
  5.54%  5.93%  3.78%  6.32%  8.35%  5.09%  2.57$  1.27%  1.35%  4.08%

   Best and Worst Quarters
   ----------------------------------

                                  Quarter Ended Total Return
                    ----------------------------------------
                    Best Quarter    9/30/2001       3.16%
                    Worst Quarter   6/30/2004      (1.15%)

   Average Annual Total Returns
   ----------------------------------

                                                For Years Ended
                                               December 31, 2006
                                               -----------------
                                               One   Five   Ten
                                               Year  Years Years
               -------------------------------------------------
               Short Duration Plus Returns
                Before Taxes                   4.08% 2.86% 4.41%
               Returns After Taxes on
                Distributions*                 2.52% 1.62% 2.64%
               Returns After Taxes on
                Distributions and Sale of
                Portfolio Shares*              2.63% 1.71% 2.67%
               Merrill Lynch 1-3 Year Treasury
                Index                          3.96% 2.82% 4.69%

   *After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
                                                                             43

--------------------------------------------------------------------------------
                                                   Prospectus--February 1, 2007

--------------------------------------------------------------------------------


Fees and Expenses

The following table describes the fees and expenses you would pay if you buy and hold shares of the Portfolio.

Fee Table
--------------------------------------------------------------------------------

                                                                 SHORT DURATION
                                                                 PLUS PORTFOLIO
 ------------------------------------------------------------------------------
 SHAREHOLDER FEES
        (fees paid directly from your investment)

        Sales Charge (Load) Imposed on Purchases                      None
        Sales Charge (Load) Imposed on Reinvested Dividends           None
        Deferred Sales Charge (Load)                                  None
        Redemption Fees                                               None
        Exchange Fees                                                 None
        Maximum Account Fee                                           None/1/
 ------------------------------------------------------------------------------
 ANNUAL PORTFOLIO OPERATING EXPENSES
        (expenses that are deducted from Portfolio assets)

        Management Fees                                               .48%
        Distribution (12b-1) Fees                                     None
        Other Expenses
         Shareholder Servicing Fees                                   .10%
         Transfer Agent Expenses                                      .01%
         Interest Expense                                               0%
         All Other Expenses                                           .07%
                                                                      ----
        Total Other Expenses                                          .18%
                                                                      ----
 Total Annual Portfolio Operating Expenses                            .66%
                                                                      ====

   1 Certain shareholders who are private advisory clients of Sanford C.
     Bernstein & Co., LLC may in such capacity pay additional fees to Sanford
     C. Bernstein & Co., LLC (not to the Fund).
--------------------------------------------------------------------------------

EXAMPLE
       This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

       The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                              1 Yr.          $67

                              3 Yrs. (cum.)  $211

                              5 Yrs. (cum.)  $368

                              10 Yrs. (cum.) $822

--------------------------------------------------------------------------------
44

INTERMEDIATE DURATION PORTFOLIO
--------------------------------------------------------------------------------

Investment Objective

To provide safety of principal and a moderate to high rate of income that is subject to taxes.

Principal Investment Strategies

The Intermediate Duration Portfolio will seek to maintain an average portfolio quality minimum of A, based on ratings given to the Portfolio's securities by national rating agencies (or, if unrated, determined by the Manager to be of comparable quality).

Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, bank loan debt, preferred stock, and inflation-protected securities as well as others. The Portfolio may also invest up to 25% of its total assets in fixed-income, non-U.S. dollar denominated foreign securities, and may invest without limit in fixed-income, U.S. dollar denominated foreign securities, in each case in developed or emerging-market countries.

The Portfolio may use derivatives, such as options, futures, forwards and swaps.

The Portfolio may invest up to 25% of its total assets in fixed-income securities rated below investment grade (BB or below) by national rating agencies (commonly known as "junk bonds"). Junk bonds are less liquid instruments that are often considered to be speculative and involve greater risk of default or price change due to changes in the issuer's creditworthiness or in response to periods of general economic difficulty. No more than 5% of the Portfolio's total assets may be invested in fixed-income securities rated CCC by national rating agencies.

In managing the Portfolio, we may use interest-rate forecasting to determine the best level of interest-rate risk at a given time. We may moderately shorten the average duration of the Portfolio when we expect interest rates to rise and modestly lengthen average duration when we anticipate that rates will fall.

The Portfolio seeks to maintain an effective duration of three to six years under normal market conditions. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. For example, if the Portfolio's duration is around five years, it will lose about 5% in principal should interest rates rise 1% and gain about 5% in principal should interest rates fall 1%.

Principal Investment Risks

General risks of investing in the Portfolio: The share prices of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

Interest rate risk: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline. The Portfolio may experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. There is also the risk that a floating rate fixed-income security may reset its interest rate when its specified benchmark rate changes. Because prices of intermediate bonds are more sensitive to interest rate changes than those of shorter duration, this Portfolio has greater interest rate risk than the Fund's short-duration Portfolios.

Credit risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. The Portfolio may rely upon rating agencies to determine credit ratings, but those ratings are opinions and are not absolute guarantees of quality. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.

Inflation-protected securities: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors' expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis.

In addition, these securities may have limited liquidity in the secondary market.

Foreign securities: Investing in foreign securities entails special risks, such as potential political and economic instability, greater volatility and less liquidity. In addition,

--------------------------------------------------------------------------------
                                                                             45

--------------------------------------------------------------------------------
                                                   Prospectus--February 1, 2007

--------------------------------------------------------------------------------

there is the possibility that changes in value of a foreign currency will reduce the U.S. dollar value of securities denominated in that currency. These risks are heightened with respect to investments in emerging-market countries where there is an even greater amount of economic, political and social instability. Economic, political and social instability could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio's assets. Investments in foreign securities are subject to the risk that the investment may be affected by foreign tax laws and restrictions on receiving investment proceeds from a foreign country. In general, since investments in foreign countries are not subject to SEC or U.S. reporting requirements, there may be less publicly available information concerning foreign issuers of securities held by the Portfolio than will be available concerning U.S. companies. In addition, the enforcement of legal rights in foreign countries and against foreign governments may be difficult and costly and there may be special difficulties enforcing claims against foreign governments. National policies may also restrict investment opportunities. For example, there may be restrictions on investment in issuers or industries deemed sensitive to national interests.

Derivatives risk: The Portfolio may use derivatives as direct investments to earn income, enhance yield, and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates, or indices. Some derivatives, such as reverse repurchase agreements, may result in leverage, which can make the Portfolio more volatile and can compound other risks.

Mortgage-related securities: Investments in mortgage-related securities expose the Portfolio to the following risks:

Prepayment risk: Because interest rates rise and fall, there is no way to be certain of the actual rates of prepayment by the borrowers on the underlying mortgages. Thus, actual prepayments on the securities could differ from expected prepayments. As a result, the value of a security could be lower than expected.

Shortening risk: Shortening risk is the possibility that falling interest rates may cause prepayments of principal to occur at a faster-than-expected rate. This particular risk may effectively change a security that was considered intermediate- or long-term into a short-term security. The prices of short-term securities do not rise as much in response to a fall in interest rates as do the prices of intermediate- or long-term securities.

Extension risk: Extension risk is the possibility that rising interest rates may cause prepayments of principal to occur at a slower-than-expected rate. This particular risk may effectively change a security that was considered short- or intermediate-term into a long-term security. The prices of long-term securities generally fall more in response to a rise in interest rates than do the prices of short- or intermediate-term securities.

Interest rate risk: When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, however, mortgage refinancing and prepayments slow, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase of the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed-income securities, potentially increasing the volatility of the fund that holds them.

Management risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. AllianceBernstein will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or AllianceBernstein may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

--------------------------------------------------------------------------------
46

--------------------------------------------------------------------------------


Investment Performance

The bar chart shows the Portfolio's performance for the past 10 calendar years. The table shows how the Portfolio's average annual returns, before and after taxes, differ from those of a broad-based securities market index. Both the bar chart and the table indicate the volatility of an investment in the Portfolio and give some indication of the risk. The Portfolio's past performance, before and after taxes, is no guarantee of how it will perform in the future.

   INTERMEDIATE DURATION PORTFOLIO
   Calendar Year Total Returns
   ----------------------------------

                                    [CHART]
INTERMEDIATE DURATION PORTFOLIO
Calendar Year Total Returns

 1997  1998  1999  2000  2001  2002  2003  2004  2005  2006
 ----  ----  ----  ----  ----  ----  ----  ----  ----  ----
 7.66% 6.87% 0.64% 8.37% 7.19% 7.16% 5.10% 4.07% 2.46% 4.55%

   Best and Worst Quarters
   ----------------------------------

                                       Quarter  Total
                                        Ended   Return
                        -------------------------------
                        Best Quarter  9/30/2002  3.76%
                        Worst Quarter 6/30/2004 (2.37%)

   Average Annual Total Returns
   ----------------------------------

                                               For Years Ended
                                              December 31, 2006
                                              -----------------
                                              One   Five   Ten
                                              Year  Years Years
                -----------------------------------------------
                Intermediate Duration Returns
                 Before Taxes                 4.55% 4.65% 5.38%
                Returns After Taxes on
                 Distributions*               2.88% 3.11% 3.30%
                Returns After Taxes on
                 Distributions and Sale of
                 Portfolio Shares*            2.92% 3.07% 3.30%
                Lehman Aggregate Bond
                Index                         4.33% 5.06% 6.24%

   *After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
                                                                             47

--------------------------------------------------------------------------------
                                                   Prospectus--February 1, 2007

--------------------------------------------------------------------------------


Fees and Expenses

The following table describes the fees and expenses you would pay if you buy and hold shares of the Portfolio.

Fee Table
--------------------------------------------------------------------------------

                                                                   INTERMEDIATE
                                                                DURATION PORTFOLIO
----------------------------------------------------------------------------------
SHAREHOLDER FEES
       (fees paid directly from your investment)

       Sales Charge (Load) Imposed on Purchases                        None
       Sales Charge (Load) Imposed on Reinvested Dividends             None
       Deferred Sales Charge (Load)                                    None
       Redemption Fees                                                 None
       Exchange Fees                                                   None
       Maximum Account Fee                                             None/1/
----------------------------------------------------------------------------------
ANNUAL PORTFOLIO OPERATING EXPENSES
       (expenses that are deducted from Portfolio assets)

       Management Fees                                                 .45%
       Distribution (12b-1) Fees                                       None
       Other Expenses
        Shareholder Servicing Fees                                     .10%
        Transfer Agent Expenses                                        .01%
        All Other Expenses                                             .04%
                                                                       ----
       Total Other Expenses                                            .15%
                                                                       ----
Total Annual Portfolio Operating Expenses                              .60%
                                                                       ====

   1 Certain shareholders who are private advisory clients of Sanford C.
     Bernstein & Co., LLC may in such capacity pay additional fees to Sanford
     C. Bernstein & Co., LLC (not to the Fund).
--------------------------------------------------------------------------------

EXAMPLE
       This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

       The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                              1 Yr.          $61

                              3 Yrs. (cum.)  $192

                              5 Yrs. (cum.)  $335

                              10 Yrs. (cum.) $750

--------------------------------------------------------------------------------
48

INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO
--------------------------------------------------------------------------------

Investment Objective

To provide safety of principal and a moderate to high rate of current income.

Principal Investment Strategies

The Intermediate Duration Institutional Portfolio will seek to maintain an average portfolio quality minimum of A, based on ratings given to the Portfolio's securities by national rating agencies (or, if unrated, determined by the Manager to be of comparable quality).

Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, bank loan debt, preferred stock, and inflation-protected securities, as well as others. The Portfolio may also invest up to 25% of its total assets in fixed-income, non-U.S. dollar denominated foreign securities, and may invest without limit in fixed-income, U.S. dollar denominated foreign securities, in each case in developed or emerging-markets countries.

The Portfolio may use derivatives, such as options, futures, forwards and swaps.

The Portfolio may invest up to 25% of its total assets in fixed-income securities rated below investment-grade (BB or below) by national rating agencies (commonly known as "junk bonds"). Not more than 5% of the Portfolio's total assets may be invested in fixed-income securities rated CCC by national rating agencies.

In managing the Portfolio, we may use interest-rate forecasting to determine the best level of interest-rate risk at a given time. We may moderately shorten the average duration of the Portfolio when we expect interest rates to rise and modestly lengthen average duration when we anticipate that rates will fall.

The Portfolio seeks to maintain an effective duration of three to six years under normal market conditions. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. For example, if the Portfolio's duration is around five years, it will lose about 5% in principal should interest rates rise 1% and gain about 5% in principal should interest rates fall 1%.

Principal Investment Risks

General risks of investing in the Portfolio: The share prices of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective. Prices of intermediate bonds are more sensitive to interest-rate changes than those of shorter duration.

Interest rate risk: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline. The Portfolio may experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. There is also the risk that a floating rate fixed-income security may reset its interest rate when its specified benchmark rate changes.

Credit risk: Credit risk is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. The Portfolio may rely upon rating agencies to determine credit ratings, but those ratings are opinions and are not absolute guarantees of quality. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities have speculative elements or are predominantly speculative credit risks.

Inflation-protected securities: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors' expectations about inflation could cause these securities to underperform noninflation-adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.

Foreign securities: Investing in foreign securities entails special risks, such as potential political and economic instability, greater volatility and less liquidity. In addition, there is the possibility that changes in value of a foreign currency will reduce the U.S. dollar value of securities denominated in that currency. These risks are heightened with respect to investments in emerging-markets countries where there is an even greater amount of economic, political and social instability. Economic, political and social instability could disrupt the financial markets

--------------------------------------------------------------------------------
                                                                             49

--------------------------------------------------------------------------------
                                                   Prospectus--February 1, 2007

--------------------------------------------------------------------------------

in which the Portfolio invests and adversely affect the value of the Portfolio's assets. Investments in foreign securities are subject to the risk that the investment may be affected by foreign tax laws and restrictions on receiving investment proceeds from a foreign country. In general, since investments in foreign countries are not subject to SEC or U.S. reporting requirements, there may be less publicly available information concerning foreign issuers of securities held by the Portfolio than will be available concerning U.S. companies. In addition, the enforcement of legal rights in foreign countries and against foreign governments may be difficult and costly and there may be special difficulties enforcing claims against foreign governments. National policies may also restrict investment opportunities. For example, there may be restrictions on investment in issuers or industries deemed sensitive to national interests.

Derivatives risk: The Portfolio may use derivatives as direct investments to earn income, enhance yield, and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates or indices. Some derivatives, such as reverse repurchase agreements, may result in leverage, which can make the Portfolio more volatile and can compound other risks.

Mortgage-related securities: Investments in mortgage-related securities expose the Portfolio to the following risks:

Prepayment risk: Because interest rates rise and fall, there is no way to be certain of the actual rates of prepayment by the borrowers on the underlying mortgages. Thus, actual prepayments on the securities could differ from expected prepayments. As a result, the value of a security could be lower than expected.

Shortening risk: Shortening risk is the possibility that falling interest rates may cause prepayments of principal to occur at a faster-than-expected rate. This particular risk may effectively change a security that was considered intermediate- or long-term into a short-term security. The prices of short-term securities do not rise as much in response to a fall in interest rates as do the prices of intermediate- or long-term securities.

Extension risk: Extension risk is the possibility that rising interest rates may cause prepayments of principal to occur at a slower-than-expected rate. This particular risk may effectively change a security that was considered short- or intermediate-term into a long-term security. The prices of long-term securities generally fall more in response to a rise in interest rates than do the prices of short- or intermediate-term securities.

Interest rate risk: When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, however, mortgage refinancing and prepayments slow, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase of the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed-income securities, potentially increasing the volatility of the fund that holds them.

Management risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. AllianceBernstein will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or AllianceBernstein may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

--------------------------------------------------------------------------------
50

--------------------------------------------------------------------------------


Investment Performance

The bar chart shows the Portfolio's performance for each full calendar year since inception. The table shows how the Portfolio's average annual returns, before and after taxes, differ from those of a broad-based securities market index. Both the bar chart and the table indicate the volatility of an investment in the Portfolio and give some indication of the risk. The Portfolio's past performance, before and after taxes, is no guarantee of how it will perform in the future.

   INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO
   Calendar Year Total Returns
   ----------------------------------

INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO
Calendar Year Total Returns

[CHART]

  2003   2004   2005  2006
  ----   ----   ----  ----
  5.34%  4.01%  2.59% 4.55%

   Best and Worst Quarters
   ----------------------------------

                                       Quarter  Total
                                        Ended   Return
                        -------------------------------
                        Best Quarter  9/30/2002  3.90%
                        Worst Quarter 6/30/2004 (2.34%)

   Average Annual Total Returns
   ----------------------------------

                                                    For Years Ended
                                                    December 31, 2006
                                                    --------------
                                                    One      Since
                                                    Year   Inception*
            ---------------------------------------------------------
            Intermediate Duration Institutional
             Returns Before Taxes                   4.55%    5.04%
              Returns After Taxes on
               Distributions+                       2.72%    3.29%
              Returns After Taxes on Distributions
               and Sale of Portfolio Shares+        2.92%    3.28%
            Lehman Aggregate Bond Index             4.33%    4.87%++

   *The Portfolio commenced operations on May 17, 2002.
   +After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
  ++Since June 1, 2002, the first full month after commencement of operations.

--------------------------------------------------------------------------------
                                                                             51

--------------------------------------------------------------------------------
                                                   Prospectus--February 1, 2007

--------------------------------------------------------------------------------


Fees and Expenses

The following table describes the fees and expenses you would pay if you buy and hold shares of the Portfolio.

Fee Table
--------------------------------------------------------------------------------

                                                                INTERMEDIATE DURATION
                                                                    INSTITUTIONAL
                                                                      PORTFOLIO
-------------------------------------------------------------------------------------
SHAREHOLDER FEES
       (fees paid directly from your investment)

       Sales Charge (Load) Imposed on Purchases                          None
       Sales Charge (Load) Imposed on Reinvested Dividends               None
       Deferred Sales Charge (Load)                                      None
       Redemption Fees                                                   None
       Exchange Fees                                                     None
       Maximum Account Fee                                               None/1/
-------------------------------------------------------------------------------------
ANNUAL PORTFOLIO OPERATING EXPENSES
       (expenses that are deducted from Portfolio assets)

       Management Fees                                                   .50%
       Distribution (12b-1) Fees                                         None
       Other Expenses
        Transfer Agent Expenses                                            0%/2/
        All Other Expenses                                               .08%
                                                                        -----
       Total Other Expenses                                              .08%
                                                                        -----
Total Annual Portfolio Operating Expenses                                .58%
                                                                        =====
Fee Waiver and/or Expense Reimbursement                                 (.13%)
                                                                        -----
Net Expenses                                                             .45%/3/
                                                                        =====

   1 Certain shareholders who are private advisory clients of Sanford C.
     Bernstein & Co., LLC may in such capacity pay additional fees to Sanford
     C. Bernstein & Co., LLC (not to the Fund).

   2 Transfer agent expenses are less than one basis point.

   3 Reflects the Manager's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses. This waiver extends through the Fund's current fiscal year and may be extended by the Manager for additional one-year terms. No reimbursement payment will be made that would cause the Fund's total annualized operating expenses to exceed .45% or cause the total reimbursement payments to exceed the Fund's total initial organizational and offering expenses.
--------------------------------------------------------------------------------

EXAMPLE
       This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

       The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                              1 Yr.           $46

                              3 Yrs. (cum.)*  $173

                              5 Yrs. (cum.)*  $311

                              10 Yrs. (cum.)* $713

   * This example assumes the Manager's agreement to waive management fees and/or bear Portfolio operating expenses is not extended beyond its current period.

--------------------------------------------------------------------------------
52

ADDITIONAL INFORMATION
ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


This section contains additional information about the Portfolios' principal investment strategies and related risks, which are described on the preceding pages.

Making Investment Decisions for the Portfolios

To solve the complex problems of bond and stock valuation, we devote considerable resources to research. Our business is investment research and management, and we have developed proprietary and innovative means of improving investment decision-making.

To minimize the emotional aspects of decision-making under uncertainty, we strive to apply our valuation tools in a consistent and disciplined fashion. All of our Foreign-Stock Portfolios use a blended-style, growth-and-value-oriented framework. Investment decision-making is disciplined, centralized and highly systematic.

The Fixed-Income Portfolios: To identify attractive bonds for the Fixed-Income and Intermediate Duration Institutional Portfolios, we evaluate securities and sectors to identify the most attractive securities in the market at a given time--those offering the highest expected return in relation to their risks. In addition, we may analyze the yield curve to determine the optimum combination of duration for given degrees of interest-rate risk. Finally, we may use interest-rate forecasting to determine the best level of interest-rate risk at a given time, within specified limits for each Portfolio.

Emerging Markets Portfolio: The research analyses supporting buy and sell decisions are fundamental and bottom-up, based largely on specific company and industry findings rather than on broad economic forecasts. In managing the Emerging Markets Portfolio, we diversify the investment portfolios between growth and value equity investment styles. We select emerging markets growth and emerging markets value equity securities by drawing from our fundamental growth and value investment disciplines to produce blended portfolios. Investment decision-making for the Emerging Markets Portfolio is systematic and centralized, pursued by an investment policy group working in concert with, and guided by, the findings of our global growth and value research teams.

The Emerging Markets Portfolio's emerging markets growth stocks are selected using AllianceBernstein's research-driven emerging markets growth investment discipline. In selecting stocks, the emerging markets growth investment team seeks to identify companies with superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of our large emerging markets growth research staff, which follows over 300 companies. As one of the largest multinational investment firms, we have access to considerable information concerning these companies, including an in-depth understanding of their products, services, markets and competition, as well as a good knowledge of the management of most of the companies.

Our emerging markets growth analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose strong management and superior industry positions can contribute to substantially above-average future earnings growth. The emerging markets growth investment team constructs a portfolio of equity securities of a limited number of carefully selected, high-quality companies that are judged likely to achieve superior earnings growth.

The Emerging Markets Portfolio's value stocks are selected using Bernstein's research-driven emerging markets value investment discipline. This discipline relies heavily upon fundamental analysis and research of Bernstein's large emerging markets value research staff. The research staff identifies attractive opportunities among a broad universe of approximately 1,500 companies. In selecting stocks, the Bernstein emerging markets value investment team invests in underpriced stocks--those with low price/earnings ratios, low price/book-value ratios and high divided yields.

The International Portfolios: The research analyses supporting buy and sell decisions are fundamental and bottom-up, based largely on specific company and industry findings rather than on broad economic forecasts. In managing the International Portfolios, we diversify the investment portfolios between growth and value equity investment styles. We select international growth and international value equity securities by drawing from our fundamental growth and value investment disciplines to produce blended portfolios. Investment decision-making for these Portfolios is systematic and centralized, pursued by an investment policy group working in concert with, and guided by, the findings of our international growth and value research teams.

The International Portfolios' international growth stocks are selected using AllianceBernstein's research-driven international growth investment discipline. In selecting

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ADDITIONAL INFORMATION
ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RISKS (CONT'D)
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stocks, the international growth investment team seeks to identify companies with superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of our large international growth research staff, which follows over 500 non-U.S. companies. As one of the largest multinational investment firms, we have access to considerable information concerning these companies, including an in-depth understanding of their products, services, markets and competition, as well as a good knowledge of the management of most of the companies.

Our international growth analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose strong management and superior industry positions can contribute to substantially above-average future earnings growth. The international growth investment team constructs a portfolio of equity securities of a limited number of carefully selected, high-quality companies that are judged likely to achieve superior earnings growth.

The International Portfolios' international value stocks are selected using Bernstein's research-driven investment discipline. This discipline relies heavily upon the fundamental analysis and research of Bernstein's large international value research staff, which follows approximately 2000 companies. In selecting stocks, the Bernstein international value investment team invests in underpriced stocks--those with low price/earnings ratios, low price/book-value ratios and high dividend yields.

Our international and emerging markets value analysts identify and quantify the critical variables that influence a business's performance, analyze the results in order to forecast each company's long-term prospects and meet regularly with company management, suppliers, clients and competitors. As a result, analysts have an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most companies in the research universe.

Portfolio turnover: The portfolio turnover rate for each Portfolio is included in the Financial Highlights section. The Portfolios generally buy portfolio securities with the intention of holding them for investment. However, when market conditions or other circumstances warrant, securities may be purchased and sold without regard to the length of time held. From time to time, the Portfolios may engage in active short-term trading to benefit

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54

from yield disparities among different issues of municipal securities (in the case of the Fixed-Income Municipal Portfolios), to seek short-term profits during periods of fluctuating interest rates, or for other reasons. This trading will increase a Portfolio's rate of turnover and the incidence of short-term capital gain taxable as ordinary income. A higher rate of portfolio turnover increases transaction costs, which must be borne by a Portfolio and its shareholders. The execution costs for municipal securities are substantially less than those for equivalent dollar values of equity securities.

Temporary defensive positions: Under exceptional conditions abroad or when we believe that economic or market conditions warrant, any of the Foreign-Stock Portfolios may temporarily, for defensive purposes, invest part or all of its portfolio in U.S. government obligations or investment-grade debt or equity securities of U.S. issuers.

In attempting to respond to adverse market, economic, political, or other conditions, each Fixed-Income Municipal Portfolio may invest without limit in municipal securities other than those described above that are in all other respects consistent with the Portfolio's investment policies. For temporary defensive purposes, each Portfolio also may invest without limit in high-quality municipal notes or variable rate demand obligations, or in taxable cash equivalents. When a Portfolio is investing for temporary defensive purposes, it is not pursuing its investment goal.

Changing the investment objectives and policies of the Portfolios; when shareholder approval is required: A fundamental investment objective or policy cannot be changed without shareholder approval. As a fundamental investment policy, under normal circumstances, each Fixed-Income Municipal Portfolio will invest no less than 80% of its net assets in municipal securities. Except as noted, all other investment objectives and policies of the Portfolios are not fundamental and thus may be changed without shareholder approval. Shareholders will receive prior written notice before any change to the investment objectives of any Portfolio is implemented.

Investment policies and limitations apply at time of purchase only: Unless otherwise specified, the policies and limitations discussed in this Prospectus apply at the time an instrument is purchased. Thus, a change of circumstances will not require the sale of an investment if it was otherwise properly purchased.

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Special Investment Techniques and Related Risks

Foreign Currency Transactions

The Short Duration Plus Portfolio, Intermediate Duration Portfolio, Tax-Managed International Portfolio, International Portfolio, Emerging Markets Portfolio and Intermediate Duration Institutional Portfolio may enter into foreign-currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward contract with a term greater than one year.

Although forward contracts will be used primarily to protect the Portfolios from adverse currency movements, they involve the risk that the Manager will not accurately predict currency movements. As a result, the Portfolios' total return could be adversely affected.

Under certain circumstances, the Foreign-Stock Portfolios may commit a substantial portion or the entire value of their Portfolios to the consummation of these contracts. The Manager will consider the effect that a substantial commitment of assets to forward contracts would have on the investment program of these Portfolios and the flexibility of these Portfolios to purchase additional securities.

Futures Contracts and Options on Futures Contracts

Each Portfolio may also enter into contracts involving the right or obligation to deliver or receive assets or money depending on the performance of one or more assets or an economic index. These include futures contracts with respect to bonds, Eurodeposits, securities indexes, currencies, options or other derivatives or financial instruments.

Futures contracts can be highly volatile and could reduce a Portfolio's total returns. Attempts by the Manager to use futures for hedging or other purposes may not be successful. Each Portfolio's potential losses from the use of futures extend beyond its initial investment in such contracts and are potentially unlimited. Also, losses from futures could be significant if a Portfolio is unable to close out its position due to disruptions in the market or lack of liquidity.

Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by the Fixed-Income Municipal Intermediate-Duration Portfolios will be traded on U.S. exchanges and will be used only for hedging purposes or to manage the effective maturity or duration of fixed-income securities. Other Portfolios may each purchase or sell options on futures contracts for hedging or other purposes.

ADDITIONAL INVESTMENT INFORMATION,
SPECIAL INVESTMENT TECHNIQUES AND RELATED RISKS
--------------------------------------------------------------------------------


In addition to the principal investments previously described, the Portfolios may invest in other instruments. This section of the Prospectus contains detailed information about the other instruments in which the Portfolios may invest, special investment techniques that the Manager may employ and information about the related risks. The limitations and restrictions discussed below supplement those discussed earlier in this Prospectus.

Additional investments, strategies and practices permitted; details in each Fund's SAI: Each Portfolio may invest in other securities, use other strategies and engage in other investment practices. Detailed information about these securities, strategies and practices is contained in each Fund's SAI, which is available upon request at no cost (see back cover of this Prospectus).

Fixed-Income Portfolios and Intermediate Duration Institutional Portfolio

Interest Only/Principal Only Securities

The Fixed-Income and Intermediate Duration Institutional Portfolios may invest in a type of mortgage-related security where all interest payments go to one class of holders--"Interest Only" or "IO"--and all of the principal goes to a second class of holders--"Principal Only" or "PO."

The market values of both IOs and POs are sensitive to prepayment rates; the value of POs varies directly with prepayment rates, while the value of IOs varies inversely with prepayment rates. If prepayment rates are high, investors may actually receive less cash from the IO than

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was initially invested. IOs and POs issued by the U.S. government or its agencies and instrumentalities that are backed by fixed rate mortgages may be considered liquid securities under guidelines established by the Fund's Board of Directors; all other IOs and POs will be considered illiquid (see discussion below).

Obligations of Supranational Agencies

The Fixed-Income and Intermediate Duration Institutional Portfolios may invest in the obligations of supranational agencies. Supranational agencies rely on participating countries (which may include the United States) for funds. Some supranationals, such as the International Bank for Reconstruction and Development (the "World Bank"), have the right to borrow from participating countries, including the United States. Other supranationals must request funds from participating countries; however, such requests may not always be honored. Moreover, the securities of supranational agencies, depending on where and how they are issued, may be subject to some of the risks associated with investments in foreign securities (see discussion on pages 4-5 and 9).

Variable, Floating and Inverse Floating Rate Instruments

Fixed-income securities may have fixed, variable or floating rates of interest. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

Each Fixed-Income Portfolio and the Intermediate Duration Institutional Portfolio may invest in variable rate demand notes ("VRDN") which are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as prime interest rate). These instruments are payable on demand and are secured by letters of credit or other credit support agreements from major banks.

Each Fixed-Income Portfolio and the Intermediate Duration Institutional Portfolio may invest in fixed-income securities that pay interest at a coupon rate equal to a base rate, plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level of "cap." The amount of such an additional interest payment typically is calculated under a formula based on a short-term interest rate index multiplied by a designated factor.

Each Fixed-Income Portfolio and the Intermediate Duration Institutional Portfolio may invest in "inverse floaters," which are securities with two variable components that, when combined, result in a fixed interest rate. The "auction component" typically pays an interest rate that is reset periodically through an auction process, while the "residual component" pays a current residual interest rate based on the difference between the total interest paid on the securities and the auction rate paid on the auction component. A Portfolio may purchase both auction and residual components. When an inverse floater is in the residual mode (leveraged), the interest rate typically resets in the opposite direction from the variable or floating market rate of interest on which the floater is based. The degree of leverage inherent in inverse floaters is associated with a greater degree of volatility of market value, such that the market values of inverse floaters tend to decrease more rapidly during periods of falling interest rates than those of fixed-rate securities.

Zero Coupon Securities

Zero coupon securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.

Fixed-Income Securities

The Fixed-Income Municipal Portfolios and the U.S. Government Short Duration and Short Duration Plus Portfolios may invest in medium-quality securities rated A or Baa by Moody's, or A or BBB by S&P or Fitch. It is expected that these Portfolios will not retain a security downgraded below B by Moody's, S&P and Fitch, or if unrated, determined by the Manager to have undergone

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similar credit quality deterioration. The Intermediate Duration and
Intermediate Duration Institutional Portfolios may invest in below-investment grade securities rated Ba, B or Caa by Moody's or BB, B or CCC by S&P and Fitch.

Unrated securities may be purchased by these Portfolios when the Manager believes that the financial condition of the issuers of such obligations and the protection afforded by their terms limit risk to a level comparable to that of rated securities that are consistent with a Portfolio's investment policies.

Short Duration Plus and Intermediate Duration Portfolios

Bank Loan Debt

The Short Duration Plus and the Intermediate Duration Portfolios may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between borrowers and one or more financial institutions ("Lenders"). Such loans are often referred to as bank loan debt. The Portfolios' investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. The lack of a liquid secondary market for such securities may have an adverse impact on the value of such securities and the Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet the Portfolio's liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower.

All Portfolios

Illiquid Securities

Each Portfolio will limit its investments in illiquid securities to 15% of its net assets. Illiquid securities generally include (i) direct placements or other securities for which there is no readily available market (e.g., when market makers do not exist or will not entertain bids or offers),
(ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days. Rule 144A securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid. AllianceBernstein will monitor the liquidity of each Portfolio's Rule 144A portfolio securities. A Portfolio that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale.

Derivatives

Each Portfolio may use derivatives to achieve their investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate, or index. These assets, rates and indices may include bonds, stocks, mortgages, commodities, interest rates, bond indices and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Portfolios to earn income and enhance returns, to hedge or adjust the risk profile of an investment portfolio, to obtain exposure to otherwise inaccessible markets or to manage the effective maturity or duration of fixed-income securities. Each of the Portfolios is permitted to use derivatives for one or more of these purposes, although most of the Fixed-Income Municipal Portfolios generally use derivatives primarily as direct investments in order to enhance yields and broaden portfolio diversification. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool which, when used properly, can provide significant benefit to Portfolio shareholders. A Portfolio may take a significant position in those derivatives that are within its investment policies if, in AllianceBernstein's judgment, this represents the most effective response to current or anticipated market conditions. AllianceBernstein's use of derivatives is subject to continuous risk-assessment and ranked from the standpoint of each Portfolio's investment objectives and policies.

Derivatives may be (i) standardized, exchange-traded contracts or
(ii) customized, privately negotiated contracts, generally referred to as over-the-counter derivatives. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments--options, futures, forwards and swaps--from which virtually any type of derivative transaction can be created.

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..  Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying
 asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index). Likewise, when an option is exercised, the writer of the option is obliged to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index).

.. Futures--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specified price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

.. Forwards--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date.

Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed-upon payment.

.. Swaps--A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) for a specified amount of an underlying asset (the "notional" principal amount). The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting as principals and as
 agents utilizing standard swap documentation. As a result, the swap market has become well established and relatively liquid. The Portfolios will enter into swap transactions only with counterparties whose debt securities (or whose guarantors' debt securities) are rated at least A (or the equivalent) by at least one nationally recognized statistical rating organization and are on the Manager's approved list of swap counterparties for that Portfolio.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities" or "hybrid" investments. Examples of these securities are described above under "Variable, Floating and Inverse Floating Rate Instruments" and below under "Structured Instruments."

While the judicious use of derivatives by highly experienced investment managers, such as AllianceBernstein, can be quite beneficial, derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues concerning the use of derivatives that investors should understand before investing in a Portfolio.

.. Market Risk--This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to the Portfolio's interest.

.. Management Risk--Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to an investment portfolio, and the ability to forecast price and interest rate movements correctly.

.. Credit Risk--This is the risk that a loss may be sustained by a Portfolio as a result of the failure of the

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 counterparty to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolios consider the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

.. Liquidity Risk--Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, as is the case with many privately negotiated derivatives, it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

.. Leverage Risk--Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

.. Other Risks--Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counter-productive to, furthering the Portfolio's investment objective.

Derivatives Used by the Portfolios

The following describes specific derivatives that one or more of the Portfolios may use.

Credit Default Swap Agreements

The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. If a credit event occurs the seller typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) less the value of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. A Portfolio may be either the buyer or seller in the transaction. If a Portfolio is a buyer and no credit event occurs, the Portfolio may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value. As a seller, a Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs.

Credit default swaps may involve greater risks than if a Portfolio had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to liquidity risk and credit risk. If a credit event were to occur, the value of the reference obligation received by the Portfolio, as the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio.

A Portfolio will enter into credit default swap transactions only with counterparties whose debt securities (or whose guarantor's debt securities) are rated at least A (or the equivalent) by at least one nationally recognized statistical rating organization and are on the Manager's approved list of swap counterparties for that Portfolio.

A Portfolio may enter into a credit default swap that provides for settlement by physical delivery if, at the time of entering into the swap, such delivery would not result in the Portfolio investing more than 20% of its total assets in securities rated lower than A by Standard & Poor's, Fitch or Moody's. A subsequent deterioration of the credit quality of the underlying obligation of the credit default swap will not require the Portfolio to dispose of the swap.

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Options

The Portfolios may each purchase and sell put and call options on securities, securities indexes, foreign currencies and futures contracts. The Portfolios will write only covered options or other derivatives or financial instruments.

The Portfolios may also enter into options on the yield "spread" or yield differential between two securities. In contrast to other types of options, this option is based on the difference between the yields of designated securities, currencies, futures or other instruments. In addition, the Portfolios may write covered straddles. A straddle is a combination of a call and a put written on the same underlying security.

No Portfolio will write any option if, immediately thereafter, the aggregate value of the Portfolio's securities subject to outstanding options would exceed 25% of its net assets.

In purchasing an option on securities, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, a Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

A Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. None of the Portfolios will write uncovered call or put options. A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written (or if it holds a call option with an exercise price that is greater than that of the call option it has written, if the difference is maintained by the Portfolio in liquid assets in a segregated account). A put option written by a Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written or if the Portfolio maintains liquid assets in a segregated account with a value equal to the exercise price.

The risk involved in writing an uncovered put option is that there could be a decrease in the market value of the underlying securities. If this occurred, a Portfolio could be obligated to purchase the underlying security at a higher price than its current market value. Conversely, the risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and a Portfolio could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option, whereas the risk of loss from writing an uncovered call option is potentially unlimited.

The Portfolios may purchase or write privately negotiated options on securities. A Portfolio that purchases or writes privately negotiated options on securities will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by AllianceBernstein. AllianceBernstein has adopted procedures for monitoring the creditworthiness of such counterparties. Privately negotiated options purchased or written by a Portfolio may be illiquid, and it may not be possible for the Portfolio to effect a closing transaction at an advantageous time.

Structured Instruments

As part of its investment program and to maintain greater flexibility, each Portfolio may invest in structured instruments. Structured instruments, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Generally, a structured instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and

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securities indices (collectively "Benchmarks"). Thus, structured instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

Structured instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular structured instrument, changes in a Benchmark may be magnified by the terms of the structured instrument and have an even more dramatic and substantial effect upon the value of the structured instrument. Also, the prices of the structured instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

Structured instruments can have volatile prices and limited liquidity, and their use by a Portfolio may not be successful. The risk of these investments can be substantial; possibly all of the principal is at risk. No Portfolio will invest more than 20% of its total assets in these investments.

Interest Rate Transactions (Swaps, Caps and Floors)

Each Portfolio may enter into interest rate or foreign currency swaps and purchase and sell interest-rate caps and floors. Each Fixed-Income Municipal Intermediate-Duration Portfolio expects to enter into these transactions primarily for hedging purposes, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date, and as a duration management technique. The Fixed-Income Municipal Intermediate-Duration Portfolios do not intend to use these transactions in a speculative manner. All other Portfolios expect to enter into these transactions for a variety of reasons, including for hedging purposes, as described above, as a duration management technique or to attempt to exploit mispricings in the bond or currency markets.

No Portfolio will use swaps to leverage the Portfolio. A Portfolio will maintain in a segregated account with the Fund's custodian an amount having an aggregate net asset value at least equal to the net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each swap.

Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating-rate payments for fixed rate payments) computed based on a contractually based principal (or "notional") amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor.

A Portfolio will enter into interest rate swap, cap or floor transactions only with counterparties whose debt securities (or whose guarantors' debt securities) are rated at least A (or the equivalent) by at least one nationally recognized rating organization and are on the Manager's approved list of swap counterparties for that Portfolio.

Currency swaps are similar to interest-rate swaps, except that they involve currencies instead of interest rates.

Caps and floors may be less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to a Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make.

Synthetic Foreign Equity Securities

The Foreign-Stock Portfolios may invest in a form of synthetic foreign equity securities, which may be referred to as international warrants, local access products, participation notes, or low exercise price warrants. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index. International warrants are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options.

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ADDITIONAL INVESTMENT INFORMATION,
SPECIAL INVESTMENT TECHNIQUES AND RELATED RISKS (CONT'D)
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These types of instruments may be American style exercise, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style exercise, which means that they may be exercised only on the expiration date. International warrants have an exercise price, which is fixed when the warrants are issued.

The Portfolios will normally invest in covered warrants, which entitle the holder to purchase from the issuer common stock of an international company or receive a cash payment (generally in U.S. dollars). The cash payment is calculated according to a predetermined formula. The Portfolios may invest in low exercise price warrants, which are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.

The Portfolios will acquire covered warrants issued by entities deemed to be creditworthy by the Manager, who will monitor the creditworthiness of the issuers on an on-going basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

Lending Portfolio Securities

Each Portfolio may lend Portfolio securities. Each of the Fixed-Income Portfolios (other than the Short Duration Municipal Portfolios) and the Intermediate Duration Institutional Portfolio may lend up to 30% of its total assets; each of the Short Duration Municipal Portfolios may lend up to one-third of its total assets. Each of the Foreign-Stock Portfolios may also lend up to one-third of its total assets. Loans may be made to qualified broker-dealers, banks or other financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned are deposited and maintained by the borrower with the Portfolio. A principal risk in lending Portfolio securities, as with other collateral extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio will be exposed to the risk that the sale of any collateral realized upon a borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, AllianceBernstein will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned from the securities. A Portfolio may invest any cash collateral directly or indirectly in short-term, high-quality debt instruments and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio's investment risks. The Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or distributions. The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

Real Estate Investment Trusts

The Emerging Markets Portfolio may invest in Real Estate Investment Trusts ("REITs"). REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to

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investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the United States Internal Revenue Code of 1986, as amended (the "Code"). The Emerging Markets Portfolio will indirectly bear its proportionate share of expenses incurred by REITs in which the Portfolio invests in addition to the expenses incurred directly by the Portfolio.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.

REITs are subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Forward Commitments

Each Portfolio may purchase or sell securities on a forward commitments basis. Forward commitments are forward contracts for the purchase or sale of securities, including purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments are negotiated, the price, which is generally expressed in yield terms with respect to fixed-income securities, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond this time may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date.

The use of forward commitments helps a Portfolio to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Portfolio might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Portfolio might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

A Portfolio's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date. The Portfolios enter into forward commitments, however, only with the intention of actually receiving securities or delivering them, as the case may be. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may realize a gain or incur a loss. The Portfolios must segregate liquid assets in an amount at least equal to their purchase commitments, and must segregate securities sold on a delayed delivery basis.

Repurchase Agreements

A Portfolio may seek additional income by investing in repurchase agreements pertaining only to U.S. Government securities. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is

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ADDITIONAL INVESTMENT INFORMATION,
SPECIAL INVESTMENT TECHNIQUES AND RELATED RISKS (CONT'D)
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invested in the security. Such agreements permit a Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. A Portfolio requires continual maintenance of collateral in an amount equal to, or in excess of, the resale price. If a vendor defaults on its repurchase obligation, a Portfolio would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. There is no percentage restriction on any Portfolio's ability to enter into repurchase agreements. The Portfolios may enter into repurchase agreements with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York).

Dollar Rolls

Each of the Fixed-Income Portfolios as well as Intermediate Duration Institutional Portfolio may enter into dollar rolls. Dollar rolls involve sales by a Portfolio of securities for delivery in the current month and the Portfolio's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities a Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Each of the Fixed-Income Portfolios may also enter into a type of dollar roll known as a "fee roll". In a fee roll, a Portfolio is compensated for entering into the commitment to repurchase by "fee income", which is received when the Portfolio enters into the commitment. Such fee income is recorded as deferred income and accrued by the Portfolio over the roll period. Dollar rolls may be considered to be borrowings by a Portfolio.

Future Developments

One or more of the Portfolios may discover additional opportunities in the areas of options, futures contracts, options on futures contracts and other derivative instruments or take advantage of other investment practices not currently contemplated. These opportunities will become available as the Manager develops new strategies, as regulatory authorities broaden the range of transactions that are permitted and as new options and futures are developed. To the extent such opportunities are both consistent with the Portfolio's investment objectives and restrictions and legally permissible for that Portfolio, we may utilize the strategies. These opportunities may involve risks that differ from those described above.

Portfolio Holdings

Each Fund's SAI includes a description of the policies and procedures that apply to disclosure of the Portfolio's portfolio holdings.

Additional Risk Considerations

Fixed-Income Securities

Fixed-Income Portfolios: The value of each Fixed-Income Portfolio's shares, as well as those of Intermediate Duration Institutional Portfolio, will fluctuate with the value of its investments. The value of a Portfolio's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of a Portfolio's securities generally rise. Conversely, during periods of rising interest rates, the values of a Portfolio's securities generally decline.

In seeking to achieve a Portfolio's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities held by a Portfolio will be unavoidable. Moreover, medium- and lower-rated securities and unrated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of a Portfolio.

Investments in Lower-Rated Securities

Lower-rated securities, i.e., those rated Ba and lower by Moody's or BB and lower by S&P and Fitch (commonly known as "junk bonds"), are subject to greater risk of loss of principal and interest than higher-rated securities. They also are generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addi-

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tion, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment-grade securities.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets.

The Manager will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification, attention to current developments and trends in interest rates, and economic and political conditions. There can, however, be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, the Manager's research and credit analysis are a correspondingly more important aspect of its program for managing a Portfolio's securities than would be the case if a Portfolio did not invest in lower-rated securities. In considering investments for a Portfolio, the Manager will attempt to identify issuers of lower-rated securities whose financial conditions are adequate to meet future obligations, have improved, or are expected to improve in the future.

Unrated Securities

The Manager also will consider investments in unrated securities for a Portfolio when the Manager believes that the financial condition of the issuers of the securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Portfolio to a degree comparable to rated securities that are consistent with the Portfolio's objective and policies.

Leverage

When a Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. Each Portfolio may create leverage by using reverse repurchase agreements, inverse floating rate instruments or derivatives, or by borrowing money for temporary or emergency purposes.

Non-Diversified Status

Each of the Short-Duration New York and California Portfolios and the Intermediate-Duration New York and California Portfolios (the "State Portfolios") is a "non-diversified" investment company, which means the Portfolio may invest more of its assets in a relatively smaller number of issuers. Because each State Portfolio will normally invest solely or substantially in municipal securities of a particular state, it is more susceptible to local risk factors than a geographically diversified municipal securities portfolio. These risks arise from the financial condition of a particular state and its municipalities. If state or local governmental entities are unable to meet their financial obligations, the income derived by the State Portfolios, their ability to preserve or realize appreciation of their portfolio assets and their liquidity could be impaired. For example, California began a large-scale deregulation of its power utility industry, which instituted a mandatory cap on energy prices that California utilities can charge to their customers. Subsequent increases in the market cost of energy purchased by many California utilities caused these utilities to experience financial pressures. As a result, many power utilities experienced difficulty purchasing sufficient energy to meet demand and difficulty paying their suppliers and some California utilities suspended debt service payments on outstanding debt or payments to suppliers. However, California state officials and the utilities have adopted a plan to ensure adequate, reliable and reasonably priced electric power and natural gas supplies. The SAI provides specific information about the state in which a Portfolio invests.

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PRIOR PERFORMANCE OF SIMILARLY MANAGED ACCOUNTS
--------------------------------------------------------------------------------

As described in this Prospectus, we diversify the investment portfolio of each of the Foreign-Stock Portfolios between the growth and value investment styles. Normally, approximately 50% of the value of each of the Foreign-Stock Portfolios will consist of value stocks and 50% will consist of growth stocks, although this allocation will vary within a narrow range around this 50/50 target.

We have substantial experience in managing client portfolios using each of these investment disciplines. Presented in Displays 1 and 2 is historical performance information for our international growth and international value investment disciplines. These charts reflect the performance of accounts that are managed substantially similarly to the manner in which the separate international growth and international value components of each of the International Portfolios are managed. Presented in Displays 3 and 4 is historical performance information for our emerging markets growth and emerging markets value investment disciplines. These charts reflect the performance of accounts that are managed substantially similarly to the manner in which the separate emerging markets growth and emerging markets value components of the Emerging Markets Portfolio are managed. Our own history of managing client portfolios using the growth and value disciplines began more than ten years ago. The Displays below set forth the details of our performance in managing portfolios using each of these styles.

Certain of the investment teams employed by the Manager in managing the Foreign-Stock Portfolios have experience in managing discretionary accounts of institutional clients and/or other registered investment companies and portions thereof (the "Historical Accounts") that have substantially the same investment objectives and policies and are managed in accordance with essentially the same value and growth disciplines as those applicable to the portions of the Foreign-Stock Portfolios they manage. The Historical Accounts that are not registered investment companies or portions thereof are not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Code to which each of the Foreign-Stock Portfolios, as a registered investment company, is subject and which, if applicable to the Historical Accounts, may have adversely affected the performance of the Historical Accounts.

Set forth below is performance data provided by the Manager relating to the Historical Accounts managed by investment teams that manage the Foreign-Stock Portfolios' assets. Performance data is shown for the period during which the relevant investment team of AllianceBernstein or its Bernstein unit managed the Historical Accounts through December 31, 2006. Each of an investment team's Historical Accounts has a nearly identical composition of investment holdings and related percentage weightings.

The performance data is net of all fees (including brokerage commissions) charged to the Historical Accounts, calculated on a monthly basis. The data has not been adjusted to reflect any fees that will be payable by the Foreign-Stock Portfolios, which may be higher than the fees imposed on the Historical Accounts, and will reduce the returns of these Portfolios. Except as noted, the performance data has also not been adjusted for corporate or individual taxes, if any, payable by account owners.

The Manager has calculated the investment performance of the Historical Accounts on a trade-date basis. Dividends have been accrued at the end of the month and cash flows weighted daily. Composite investment performance for value accounts has been determined on an equal weighted basis for periods prior to January 1, 2003 and on an asset weighted basis for periods subsequent thereto. Composite investment performance for growth accounts has been determined on an asset weighted basis. New accounts are included in the composite investment performance computations at the beginning of the quarter following the initial contribution. The total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return. Other methods of computing the investment performance of the Historical Accounts may produce different results, and the results for different periods may vary.

The MSCI EAFE Index shown in Displays 1 and 2 is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the United States & Canada. As of June 2006 the MSCI EAFE Index consisted of the following 21 developed market country indices:
Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

The MSCI Emerging Markets Index shown in Displays 3 and 4 is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. As of June 2006 the MSCI Emerging Markets Index consisted of the following 25 emerging market country indices: Argentina,

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Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India,
Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

To the extent an investment team utilizes investment techniques such as futures or options, the indices shown may not be substantially comparable to the performance of the investment team's Historical Accounts. The indices shown are included to illustrate material economic and market factors that existed during the time period shown. None of the indices reflects the deduction of any fees.

Display 1 presents the historical performance for AllianceBernstein's international growth investment discipline ("Growth Composite"). The performance information set forth in Display 1 does not represent the performance of the International Portfolios.

Display 1
ALLIANCE INTERNATIONAL GROWTH COMPOSITE
Average Annual Total Returns
--------------------------------------------------------------------------------

                                    [CHART]

                                                           Premium/Discount to
                  Growth Composite    MSCI EAFE Index        MSCI EAFE Index
                  ----------------    ---------------        ---------------
One Year                18.22%             26.34%                -8.12%
Three Years             17.03%             19.93%                -2.90%
Five Years              12.79%             14.98%                -2.19%
Ten Years                7.70%              7.71%                -0.01%
Since Inception          8.31%              8.11%                -0.20%
(12/90)

Periods ended December 31, 2006
Past performance is no guarantee of future results.


Display 2 presents the historical performance for Bernstein's international value investment discipline ("Value Composite"). The performance information set forth in Display 2 does not represent the performance of the International Portfolios.

Display 2
BERNSTEIN INTERNATIONAL VALUE COMPOSITE
Average Annual Total Returns
--------------------------------------------------------------------------------

                                    [CHART]

                              Value        MSCI EAFE    Premium/Discount to
                            Composite        Index       MSCI EAFE Index
                            ---------      ---------    -------------------
One Year                      30.56%         26.34%            4.22%
Three Years                   25.35%         19.93%            5.42%
Five Years                    20.48%         14.98%            5.50%
Ten Years                     12.80%          7.71%            5.09%
Since Inception (06/92)       12.92%          8.93%            3.99%

Periods ended December 31, 2006
Past performance is no guarantee of future results.

Until September 2, 2003, the International Portfolios were managed using only the Manager's international value discipline. Since September 2, 2003, the International Portfolios have been managed using both the Manager's international growth and international value investment disciplines.

Display 3 presents the historical performance for AllianceBernstein's emerging markets growth investment discipline from its inception, September 30, 1991, through December 31, 2006 ("Emerging Markets Growth Composite"). The performance information set forth in Display 3 does not represent the performance of the Emerging Markets Portfolio.

--------------------------------------------------------------------------------
                                                                             67

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                                                   Prospectus--February 1, 2007

--------------------------------------------------------------------------------


Display 3
ALLIANCE EMERGING MARKETS GROWTH COMPOSITE
Average Annual Total Returns
--------------------------------------------------------------------------------

                                    [CHART]

                                                          Premium/Discount to
                      Emerging Markets    MSCI Emerging     MSCI Emerging
                      Growth Composite    Markets Index     Markets Index
                      ----------------    -------------   -------------------
One Year                   30.23%            32.17%             -1.94%
Three Years                31.12%            30.52%              0.60%
Five Years                 28.51%            26.59%              1.92%
Ten Years                  12.22%             9.21%              3.01%
Since Inception            12.99%            11.11%              1.88%

Periods ended December 31, 2006
Past performance is no guarantee of future results.

Display 4 presents the historical performance for Bernstein's emerging markets value investment discipline from January 1, 1996 through December 31, 2006 ("Emerging Markets Value Composite"). The performance information set forth in Display 4 does not represent the performance of the Emerging Markets Portfolio.

Display 4
BERNSTEIN EMERGING MARKETS VALUE COMPOSITE
Average Annual Total Returns
--------------------------------------------------------------------------------

                                    [CHART]

                                                          Premium/Discount
                    Emerging Markets     MSCI Emerging     to MSCI Emerging
                     Value Composite     Markets Index      Markets Index
                     ---------------     -------------      -------------
One Year                  29.58%             32.17%             -2.59%
Three Years               32.00%             30.52%              1.48%
Five Years                34.03%             26.59%              7.44%
Ten Years                 12.54%              9.21%              3.33%
Since Inception           12.10%              8.92%              3.18%
(06/92)

Periods ended December 31, 2006
Past performance is no guarantee of future results.

Until May 2, 2005, the Emerging Markets Portfolio was managed using only the Manager's emerging markets value discipline. Since May 2, 2005 the Emerging Markets Portfolio has been managed using both the Manager's emerging markets growth and emerging markets value investment disciplines.

The above performance data in Displays 1, 2, 3 and 4 are provided solely to illustrate the Manager's experience in managing accounts using the growth and value investment disciplines. Investors should not rely on this information as an indication of actual performance of any account or future performance of the Foreign-Stock Portfolios. Other methods of computing returns may produce different results, and the results for different periods will vary.

--------------------------------------------------------------------------------
68

FUND MANAGEMENT
--------------------------------------------------------------------------------

The investment manager of the Funds is AllianceBernstein L.P. ("AllianceBernstein"). AllianceBernstein has its principal offices at 1345 Avenue of the Americas, New York, New York 10105. AllianceBernstein is a leading international investment adviser supervising client accounts with assets, as of September 30, 2006, totaling approximately $659 billion (of which approximately $82 billion represented assets of investment companies). As of September 30, 2006, AllianceBernstein managed retirement assets for many of the largest public and private employee benefit plans (including 41 of the nation's FORTUNE 100 companies), for public employee retirement funds in 37 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 44 registered investment companies, managed by AllianceBernstein, comprising 125 separate investment portfolios, currently have approximately 4.0 million shareholder accounts.

The day-to-day management of and investment decisions for the: Emerging Markets and each of the International Portfolios are made by the Blend Investment Policy Team; Short Duration Plus and U.S. Government Short Duration Portfolios are made by the U.S. Investment Grade: Liquid Markets Structured Products Investment Team; Intermediate Duration and Intermediate Duration Institutional Portfolios are made by the U.S. Investment Grade: Core Fixed Income Team; and, for the Fixed Income Municipal Portfolios are made by the Municipal Bond Investment Team. Each group or team is comprised of senior team members and relies heavily on the fundamental analysis and research of the Manager's large internal research staff. No one person is principally responsible for making recommendations for the Funds' portfolios.

The following tables list the four or five persons within each team with the most significant responsibility for day-to-day management of the Portfolios, the length of time that each person has been jointly and primarily responsible for the Portfolios, and each person's principal occupation during the last five years:

                                          Principal Occupation
                                                 During
               Employee; Title; Year    the Past Five (5) Years
               ---------------------    ------------------------
              Blend Investment Policy
              Team:
              Thomas J. Fontaine        Senior Vice President of
              Senior Vice President     AB Corp. since prior to
              (International            2002 and a Senior
              Portfolios since 2/2005;  Portfolio Manager and
              Emerging Markets since    Director of Research of
              5/2005)                   Blend Strategies Team.
                                          Principal Occupation
                                                 During
               Employee; Title; Year    the Past Five (5) Years
               ---------------------    ------------------------
              Mark A. Hamilton          Senior Vice President of
              Senior Vice President     AB Corp., with which he
              (International            has been associated
              Portfolios since 1/2007;  since prior to 2002.
              Emerging Markets since
              1/2007)
              Joshua Lisser             Senior Vice President of
              Senior Vice President     AB Corp., with which he
              (International            has been associated
              Portfolios since 2/2005;  since prior to 2002, and
              Emerging Markets since    Chief Investment Officer
              5/2005)                   of Structured Equities.
              Seth J. Masters           Chief Investment Officer
              Executive Vice President  of Blend Strategies Team
              (International            and Executive Vice
              Portfolios since          President of AB Corp.,
              inception; Emerging       with which he has been
              Markets since inception)  associated since prior
                                        to 2002.
              Christopher H. Nikolich   Senior Vice President of
              Senior Vice President     AB Corp., with which he
              (International            has been associated
              Portfolios since 2/2005;  since prior to 2002.
              Emerging Markets since
              5/2005)

              Municipal Bond
              Investment Team:
              Michael Brooks            Senior Vice President of
              Senior Vice President     AB Corp., with which he
              (since 1999)              has been associated
                                        since prior to 2002.
              Fred S. Cohen             Senior Vice President of
              Senior Vice President     AB Corp., with which he
              (since 1994)              has been associated
                                        since prior to 2002.
              R.B. Davidson III         Senior Vice President of
              Senior Vice President     AB Corp., with which he
              (since inception)         has been associated
                                        since prior to 2002, and
                                        Director of Municipal
                                        Bond Management.
              Terrance T. Hults         Senior Vice President of
              Senior Vice President     AB Corp., with which he
              (since 2/2002)            has been associated
                                        since prior to 2002.

              US Investment Grade:
              Liquid Markets
              Structured Products
              Investment Team:
              Shawn E. Keegan           Vice President of AB
              Vice President (since     Corp., with which he has
              10/2005)                  been associated since
                                        prior to 2002.
              S. Sean Kelleher          Senior Vice President of
              Senior Vice President     AB Corp., with which he
              (since 2/2007)            has been associated
                                        since prior to 2002.
              Lipkee Lu                 Vice President of AB
              Vice President (since     Corp. since June 2005.
              10/2005)                  Previously, he was a
                                        Senior Vice President
                                        and Structured Product
                                        portfolio manager at
                                        Deerfield Capital
                                        Management LLC since
                                        prior to 2002.

--------------------------------------------------------------------------------
                                                                             69

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                                                   Prospectus--February 1, 2007

--------------------------------------------------------------------------------

                                          Principal Occupation
                                                 During
               Employee; Title; Year    the Past Five (5) Years
               ---------------------    ------------------------
              Jeffrey S. Phlegar        Executive Vice President
              Executive Vice President  of AB Corp., with which
              (since 2/2007)            he has been associated
                                        since prior to 2002,
                                        Chief Investment Officer
                                        and Co-Head of Fixed
                                        Income.
              Raymond Wong              Vice President of AB
              Vice President (since     Corp. since prior to
              10/2005)                  2002.
              Investment Team US
              Investment Grade:
              Core Fixed Income
              Investment Team:
              Shawn E. Keegan           (see above)
              (see above)
              Joran Laird               Vice President of AB
              Vice President (since     Corp., with which he has
              10/2005)                  been associated since
                                        prior to 2002.
              Alison M. Martier         Senior Vice President of
              Senior Vice President     AB Corp., with which she
              (since 5/2005)            has been associated
                                        since prior to 2002.
              Jeffrey S. Phlegar        (see above)
              (see above)
              Greg J. Wilensky          Vice President of AB
              Vice President (since     Corp., with which he has
              5/2005)                   been associated since
                                        prior to 2002, and
                                        Director of Stable Value
                                        Investments.

Each Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the Portfolios of the Funds.

Certain other clients of the Manager may have investment objectives and policies similar to those of the Funds. The Manager may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with a Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Manager to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Manager to the accounts involved, including the Fund. When two or more of the clients of the Manager (including the Funds) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

Investment Management Fees

For the fiscal years indicated, the aggregate fees paid to AllianceBernstein as a percentage of assets for services rendered to each Portfolio with respect to investment management was:

                                                Fee as a
                                 Fiscal       percentage of
                                  Year        average daily
Portfolio                        Ended         net assets
---------                  ------------------ -------------
U.S. Government Short
 Duration                  September 30, 2006     .50%
Short Duration Plus        September 30, 2006     .48%
Intermediate Duration      September 30, 2006     .45%
New York Municipal         September 30, 2006     .48%
Short Duration New York
 Municipal                 September 30, 2006     .50%
California Municipal       September 30, 2006     .49%
Short Duration California
 Municipal                 September 30, 2006     .50%
Diversified Municipal      September 30, 2006     .46%
Short Duration Diversified
 Municipal                 September 30, 2006     .50%
Tax-Managed International  September 30, 2006     .84%
International              September 30, 2006     .88%
Emerging Markets           September 30, 2006     1.12%
Intermediate Duration
 Institutional             September 30, 2006     .37%*

* Fee stated net of any waivers and/or reimbursements. AllianceBernstein has contractually agreed to waive its fee and/or bear certain expenses as described in the Fee Table on page 53. The fee payable by Intermediate Duration Institutional Portfolio, which commenced operations on May 17, 2002, is at an annual rate of .50% of the Portfolio's average daily net assets up to and including $1 billion and at an annual rate of .45% of the Portfolio's average daily net assets in excess of $1 billion.

A discussion regarding the basis for the Boards of Directors' approval of the Funds' investment advisory agreements is available in the Funds' semi-annual reports to shareholders for the fiscal period ended March 31, 2006.

Shareholder Servicing Fees

AllianceBernstein provides SCB with shareholder servicing services. For these services, AllianceBernstein charges each Fixed-Income Portfolio an annual fee of 0.10% of each such Portfolio's average daily assets and each Foreign-Stock Portfolio an annual fee of 0.25% of each such Portfolio's average daily net assets. These shareholder services include providing information to shareholders concerning their Portfolio investments, systematic withdrawal plans, Portfolio dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, Portfolio performance, Portfolio services, plans and options, Portfolio investment policies, portfolio holdings and tax consequences of Portfolio in-

--------------------------------------------------------------------------------
70

--------------------------------------------------------------------------------

vestments; dealing with shareholder complaints and other correspondence relating to Portfolio matters; and communications with shareholders when proxies are being solicited from them with respect to voting their Portfolio shares.

Distribution Services

Sanford C. Bernstein & Co., LLC ("Bernstein LLC"), a Delaware limited liability company and registered broker-dealer and investment adviser, provides each of the Funds with distribution services pursuant to a Distribution Agreement between each Fund and Bernstein LLC. Bernstein LLC does not charge a fee for these services. Bernstein LLC is a wholly-owned subsidiary of AllianceBernstein.

Retirement Plan Services

Employer-sponsored defined contribution retirement plans, such as 401(k) plans, may hold Portfolio shares in the name of the plan, rather than the individual participants. In these cases, the plan recordkeeper performs transfer-agency functions for these shareholder accounts. Plan recordkeepers may be paid, or plans may be reimbursed, by the Fund for each plan participant portfolio account in an amount equal to the lesser of 0.12% of the assets of the Portfolio attributable to such plan or $12 per account, per annum. To the extent any of these payments for retirement plan accounts are made by the Portfolio, they are included in the amount appearing opposite the caption "Other Expenses" found in the Portfolio expense tables under "Annual Portfolio Operating Expenses."

The Manager, at its expense, may provide additional payments to plan recordkeepers for the services they provide to plan participants that have invested in a Portfolio.

Additional Fees for Certain Investors

Certain investors in the Funds are private advisory clients of affiliates of the Manager and in such capacity pay separate fees to such affiliates. These fees are in addition to Fund related fees. For more information on such fees, please contact your Bernstein advisor.

Additional Information Regarding AllianceBernstein

Legal Proceedings

As has been previously reported in the press, the Staff of the Securities and Exchange Commission (the "Commission") and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that AllianceBernstein provide information to them. AllianceBernstein has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, AllianceBernstein confirmed that it had reached terms with the Commission and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the mutual funds sponsored by AllianceBernstein (the "AllianceBernstein Mutual Funds"). The agreement with the Commission is reflected in an Order of the Commission ("Commission Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i)AllianceBernstein agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the Commission Order. According to the Commission Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (a) their aliquot share of losses suffered by the fund due to market timing, and (b) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii)AllianceBernstein agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, until December 31, 2008; and

(iii)AllianceBernstein agreed to implement changes to its governance and compliance procedures. Additionally, the Commission Order and NYAG Order contemplates that AllianceBernstein's registered investment company clients, including the

--------------------------------------------------------------------------------
                                                                             71

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                                                   Prospectus--February 1, 2007

--------------------------------------------------------------------------------

   Funds, will introduce governance and compliance changes.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against AllianceBernstein; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds; certain officers of Alliance (the "Alliance Capital defendants"); and certain other defendants not affiliated with AllianceBernstein, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with AllianceBernstein, including recovery of all fees paid to AllianceBernstein pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed in various state and federal courts against AllianceBernstein and certain other defendants, and others may be filed. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws, and common law. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions, and removed all state court actions, to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of AllianceBernstein. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Commission Order and the NYAG Order. On April 21, 2006, AllianceBernstein and attorneys for the plaintiffs in the mutual fund share holder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount, which was previously accrued and disclosed, has been disbursed. The derivative claim brought on behalf of Holding remains pending. Plaintiffs seek an unspecified amount of damages.

On February 10, 2004, AllianceBernstein received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and
(ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require AllianceBernstein to produce documents concerning, among other things, any market timing or late trading in AllianceBernstein's sponsored mutual funds. AllianceBernstein responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against AllianceBernstein, Alliance Holding, and various other defendants not affiliated with AllianceBernstein. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to AllianceBernstein and Alliance Holding. The Summary Order claims that AllianceBernstein and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 26, 2006, AllianceBernstein, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Or-

--------------------------------------------------------------------------------
72

--------------------------------------------------------------------------------

der and for other relief. The court denied the writ and in September 2006 the Supreme Court of Appeals declined the defendants' petition for appeal. On September 22, 2006, AllianceBernstein and Alliance Holding filed an answer and motion to dismiss the Summary Order with the Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. (the "Aucoin Complaint") was filed against Alliance, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein Mutual Funds, including certain AllianceBernstein Funds, as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from AllianceBernstein Fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the 1940 Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with AllianceBernstein, including recovery of all fees paid to AllianceBernstein pursuant to such contracts, an accounting of all AllianceBernstein Fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against AllianceBernstein and certain other defendants. All nine of the lawsuits
(i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 5, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint"), which asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiff's claim under Section 36(b) of the Investment Company Act. On
January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006, the District Court denied plaintiffs' motion for leave to file their amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006 the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Funds' shares or other adverse consequences to the AllianceBernstein Funds. This may require the AllianceBernstein Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds. However, the Manager believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the Funds.

--------------------------------------------------------------------------------
                                                                             73

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                                                   Prospectus--February 1, 2007

THE FUNDS' BOARDS OF DIRECTORS
--------------------------------------------------------------------------------


Each of the Boards of Directors of SCB and SCB II are separate and distinct. Each Director serves on either the Board of Directors of SCB or SCB II.

Certain information regarding the Board of Directors of each of the Funds can be found in each Fund's Statement of Additional Information.

PRICING PORTFOLIO SHARES
--------------------------------------------------------------------------------


Each Portfolio's net asset value or NAV is calculated at the close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days when the Exchange is open for business. To calculate NAV, each Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Portfolio invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Portfolio's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Fund.

The Funds value each Portfolio's securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of each Fund's Board of Directors. When a Fund uses fair value pricing, it may take into account any factors it deems appropriate. A Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Funds to calculate each Portfolio's NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Funds expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Funds may use fair value pricing more frequently for securities primarily traded on non-U.S. markets because, among other things, most foreign markets close well before the Funds value their securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, each Fund believes that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Funds may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight, each Fund's Board has delegated responsibility for valuing the Fund's assets to AllianceBernstein. AllianceBernstein has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value each Fund's assets on behalf of the Fund. The Valuation Committee values Fund assets as described above.

--------------------------------------------------------------------------------
74

PURCHASING SHARES
--------------------------------------------------------------------------------


Minimum Investments -- For All Portfolios Other than Intermediate Duration Institutional Portfolio

Except as otherwise provided, the minimum initial investment in any Portfolio of SCB is $25,000. There is no minimum amount for subsequent investments although the Fund reserves the right to impose a minimum investment amount. For Uniform Gifts to Minors Act/ Uniform Transfers to Minors Act accounts, the minimum initial investment is $20,000. The minimum initial investment in any Portfolio for employees of the Manager and its subsidiaries and their immediate families, as well as Directors of the Fund, is $5,000; an account maintenance fee will not be charged to these accounts. There is no minimum amount for reinvestment of dividends and distributions declared by a Portfolio in the shares of that Portfolio.

Unless you inform us otherwise, in January and June of each year, the cash balances in any account carried by Bernstein LLC which is invested solely in a single Portfolio (including the discretionary investment management accounts of the Manager) will be invested in the same Portfolio without regard to the minimum investment requirement.

For clients of the Manager's investment-management services, the Manager may, at a client's request, maintain a specified percentage of assets in one or more of the Portfolios of the Fund or vary the percentage based on the Manager's opinion of the relative allocation of fixed-income investments versus international investments or domestic stock. In keeping with these client mandates or for tax considerations, the Manager may, without additional instructions from the client, purchase shares of any Portfolio from time to time.

These purchases and sales by the Manager will be subject to the following minimum investment requirements:

..  initial purchases of shares of the Portfolios (other than the Emerging
   Markets Portfolio) will be subject to the initial minimum investment requirements specified above, but the subsequent minimum investment requirements may be waived;

.. initial purchases of shares of the Emerging Markets Portfolio will be subject to a minimum investment requirement of $10,000; and

.. the Manager may, in its discretion, waive the initial minimum investment requirement for any participant-directed defined contribution plan.

Any purchases and sales of shares of the Emerging Markets Portfolio will incur a portfolio transaction fee on purchases and redemptions. The Emerging Markets Portfolio assesses a portfolio transaction fee on purchases of Portfolio shares equal to 1% of the dollar amount invested in the Portfolio. The portfolio transaction fee on purchases applies to an initial investment in the Emerging Markets Value Portfolio and to all subsequent purchases, but not to reinvested dividends or capital gains distributions. The portfolio transaction fee on purchases is deducted automatically from the amount invested; it cannot be paid separately. The Emerging Markets Portfolio also assesses a portfolio transaction fee on redemptions of Portfolio shares equal to 1% of the dollar amount redeemed from the Portfolio (including redemptions made by exchanging shares of the Emerging Markets Portfolio for shares of other Fund Portfolios). The portfolio transaction fee on redemptions is deducted from redemption or exchange proceeds. The portfolio transaction fees on purchases and redemptions are received by the Emerging Markets Portfolio, not by the Manager, and are neither sales loads nor contingent deferred sales loads.

The purpose of the portfolio transaction fees discussed above is to allocate transaction costs associated with purchases and redemptions to the investors making those purchases and redemptions, not to other shareholders. The Emerging Markets Portfolio, unlike the other Portfolios of the Fund, imposes transaction fees because transaction costs incurred when purchasing or selling stocks of companies in emerging-market countries are considerably higher than those incurred in either the United States or other developed countries. The portfolio transaction fees reflect the Manager's estimate of the brokerage and other transaction costs that the Emerging Markets Portfolio incurs as a result of purchases or redemptions. Without the fees, the Emerging Markets Portfolio would not be reimbursed for these transaction costs, resulting in reduced investment performance for all shareholders of the Portfolio. With the fees, the transaction costs occasioned by purchases or sales of shares of the Emerging Markets Portfolio are borne not by existing shareholders, but by the investors making the purchases and redemptions.

Minimum Investments -- Intermediate Duration Institutional Portfolio

Except as otherwise provided, the minimum initial investment in the Intermediate Duration Institutional Portfolio of SCB II is $3,000,000. There is no minimum amount for subsequent investments although the Fund reserves the right to impose a minimum investment

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PURCHASING SHARES (CONT'D)
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amount. There is no minimum amount for reinvestment of dividends and distributions declared by the Portfolio in the shares of the Portfolio.

Unless you inform us otherwise, in January and June of each year, the cash balances in any account carried by Bernstein LLC which is invested solely in the Portfolio (including the discretionary investment management accounts of the Manager) will be invested in the Portfolio without regard to any minimum investment requirement.

For clients of the Manager's investment-management services, the Manager may, at a client's request, maintain a specified percentage of assets in the Portfolio or vary the percentage based on the Manager's opinion of the market conditions. In keeping with these client mandates or for tax considerations, the Manager may, without additional instructions from the client, purchase shares of the Portfolio from time to time.

These purchases and sales by the Manager will be subject to the following minimum investment requirements:

.. initial purchases of shares of the Portfolio will be subject to the initial minimum investment requirements specified above, but the subsequent minimum investment requirements may be waived.

Procedures -- For All Portfolios

To purchase shares, you must open a discretionary account with a Bernstein advisor (unless you currently have an account with us) and pay for the requested shares. Payment may be made by wire transfer or check. Unless waived, bank or certified checks are required if you are not an investment-management client of the Manager. All checks should be made payable to the particular Portfolio in which you are purchasing shares. Payment must be made in U.S. dollars. All purchase orders will be confirmed in writing. If no indication is made to the contrary, dividends and distributions payable by each Portfolio are automatically reinvested in additional shares of that Portfolio at the net asset value on the reinvestment date.

The share price you pay will depend on when your order is received in proper form. Orders received at or prior to the close of regular trading of the Exchange (normally 4:00 p.m., New York time) on any business day will receive the offering price determined as of the closing time that day. Orders received after the close of regular trading will receive the next business day's price.

The Fund may, at its sole option, accept securities as payment for shares of any Fixed-Income Portfolio or the Intermediate Duration Institutional Portfolio if the Manager believes that the securities are appropriate investments for the Portfolio. The securities are valued by the method described under "Pricing Portfolio Shares" above as of the date the Portfolio receives the securities and corresponding documentation necessary to transfer the securities to the Portfolio. This is a taxable transaction to the shareholder.

If you purchase shares through broker-dealers, banks or other financial institutions, they may impose fees and conditions on you that are not described in this Prospectus. The Fund has arrangements with certain broker-dealers, banks and other financial institutions such that orders through these entities are considered received when the entity receives the order in good form together with the purchase price of the shares ordered. The order will be priced at the Fund's NAV computed after acceptance by these entities. The entity is responsible for transmitting the order to the Fund.

A Portfolio is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish the account. Required information includes name, date of birth, permanent residential address and taxpayer identification number (for most investors, your social security number). A Portfolio may also ask to see other identifying documents. If you do not provide the information, the Portfolio will not be able to open your account. If a Portfolio is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Portfolio believes it has identified potentially criminal activity, the Portfolio reserves the right to take action as it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or Resident Alien, your account must be affiliated with a NASD member firm.

A Portfolio is required to withhold 28% of taxable dividends, capital gains distributions, and redemptions paid to any shareholder who has not provided the Portfolio with his or her certified taxpayer identification number. To avoid this, you must provide your correct tax identification number (social security number for most investors) on your Subscription Application.

A Portfolio may refuse any order to purchase shares. The Portfolios reserve the right to suspend the sale of their shares to the public in response to conditions in the securities markets or for other reasons.

Transaction fees: As discussed above, if you purchase shares of the Emerging Markets Portfolio, you will pay to this Portfolio a transaction fee of 1.00% of the amount invested.

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76

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Frequent Purchases and Redemptions of Fund Shares

Each Fund's Board of Directors has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that may disadvantage long-term Portfolio shareholders. These policies are described below. The Funds reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

Risks Associated With Excessive Or Short-term Trading Generally. While the Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Portfolio's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Portfolio shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Portfolio's shares may force the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Portfolio may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Portfolio may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, a Portfolio may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect Portfolio performance.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Fund calculates its own share price (referred to as "time zone arbitrage"). The Funds have procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its NAV. While there is no assurance, the Funds expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Portfolio shareholders.

A shareholder engaging in a short-term trading strategy may also target a Portfolio that does not invest primarily in foreign securities. Any Portfolio that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Portfolios that significantly invest in small cap securities and other specific industry sector securities may be adversely affected by price arbitrage.

Policy Regarding Short-term Trading. Purchases and exchanges of shares of the Funds should be made for investment purposes only. The Funds seek to prevent patterns of excessive purchases and sales or exchanges of Portfolio shares. The Funds will seek to prevent such practices to the extent they are detected by the procedures described below. The Funds reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

..  Transaction Surveillance Procedures. The Funds, through their agent,
   Bernstein LLC, maintain surveillance procedures to detect excessive or short-term trading in Portfolio shares. This surveillance process involves several factors, which include scrutinizing transactions in Portfolio shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Portfolio shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Funds may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a

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                                                   Prospectus--February 1, 2007

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PURCHASING SHARES (CONT'D)
--------------------------------------------------------------------------------

 combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

.. Account Blocking Procedures. If the Funds determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Fund account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Portfolio shares back to a Portfolio or redemptions will continue to be permitted in accordance with the terms of the Portfolio's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

..  Applications of Surveillance Procedures and Restrictions to Omnibus
   Accounts. Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain brokers, dealers, and other financial intermediaries, including sponsors of retirement plans. The Funds seek to apply their surveillance procedures to these omnibus account arrangements. If an intermediary does not have the capabilities, or declines, to provide individual account level detail to the Funds, the Funds will monitor turnover of assets to purchases and redemptions of the omnibus account. If excessive turnover, defined as annualized purchases and redemptions exceeding 50% of assets is detected, the Fund will notify the intermediary and request that the intermediary review individual account transactions for excessive or short-term trading activity and confirm to the Fund that appropriate action has been taken to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Portfolio shares. For certain retirement plan accounts, the Funds may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Portfolio shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail). The Fund will continue to monitor the turnover attributable to an intermediary's omnibus account arrangement and may consider whether to terminate the relationship if the intermediary does not demonstrate that appropriate action has been taken.

Risks to Shareholders Resulting From Imposition of Account Blocks in Response to Excessive Short-term Trading Activity. A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in a Portfolio that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Portfolio shares, which could be costly if, for example, these shares have declined in value or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Portfolio shares and avoid frequent trading in Portfolio shares.

Limitations on Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the Funds and their agents to detect excessive or short duration trading in Portfolio shares, there is no guarantee that the Funds will be able to identify these shareholders or curtail their trading practices. In particular, the Funds may not be able to detect excessive or short-term trading in Portfolio shares attributable to a particular investor who effects purchase and/or exchange activity in Portfolio shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Portfolio shares.

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SELLING SHARES
--------------------------------------------------------------------------------


You may sell your shares of the Funds by sending a request to Bernstein LLC, along with duly endorsed share certificates, if issued. Orders for redemption given to a bank, broker-dealer or financial institution authorized by the Fund are considered received when such third party receives a written request, accompanied by duly endorsed share certificates, if issued. The bank, broker-dealer or other financial institution is responsible for transmitting the order to the Fund.

Your signature must appear on your written redemption order and must be guaranteed by a financial institution that meets the Fund's requirements (such as a commercial bank that is a member of the Federal Deposit Insurance Corporation, a trust company, a member firm of a domestic securities exchange or other institution). An authorized person at the guarantor institution must sign the guarantee and "Signature Guaranteed" must appear with the signature. Signature guarantees by notaries or institutions that do not provide reimbursement in the case of fraud are not acceptable. Signature guarantees may be waived by the Fund in certain instances. The Fund may waive the requirement that a redemption request must be in writing. The Fund may request further documentation from corporations, executors, administrators, trustees or guardians.

We will normally make payment to you of your sales proceeds by check within seven days of receipt of your sell order in proper form and any issued share certificates. The check will be sent to you at your address on record with the Fund unless prior other instructions are on file. If you are a client of the Manager's investment advisory services, the sales proceeds will be held in your account with Bernstein LLC unless you have previously provided alternative written instructions. If you redeem shares through an authorized bank, broker-dealer or other financial institution, unless otherwise instructed, the proceeds will be sent to your brokerage account within seven days. Your broker may charge a separate or additional fee for sales of Portfolio shares. The cost of wire transfers will be borne by the shareholder. No interest will accumulate on amounts represented by uncashed distribution or sales proceeds checks.

The price you will receive when you sell your shares will depend on when the Fund or the authorized third-party bank, broker-dealer or other financial institution receives your sell order in proper form. Orders received at or prior to the close of regular trading of the Exchange (normally 4:00 p.m. New York time) on any business day will receive the offering price determined as of the closing time that day. Orders received after the close of regular trading will receive the next business day's price.

When you sell your shares, you may receive more or less than what you paid for them. Any capital gain or loss realized on any sale of Portfolio shares is subject to federal income taxes.

For additional information, see "Dividends, Distributions and Taxes" below.

If you are selling shares recently purchased with a check, we may delay sending you the proceeds for up to 15 days until your check clears. This delay may be avoided if the shares were originally purchased by certified or bank check or by wire transfer.

Transaction fees upon redemption: You will be charged a 1% redemption fee upon the sale of shares of the Emerging Markets Portfolio that will be deducted from the proceeds of the sale and paid to the Portfolio. This transaction fee is payable only by investors in this Portfolio and is charged because of the additional costs involved in the purchase and sale of these shares. For more information, see pages 12-13.

Restrictions on sales: There may be times during which you may not be able to sell your shares or we may delay payment of the proceeds for longer than seven days such as when the Exchange is closed (other than for customary weekend or holiday closings), when trading on the Exchange is restricted, an emergency situation exists when it is not reasonably practicable for a Portfolio to determine its NAV or to sell its investments, or for such other periods as the Securities and Exchange Commission may, by order, permit.

Sale in-kind: The Fund normally pays proceeds of a sale of Portfolio shares in cash. However, each of the Portfolios has reserved the right to pay the sale price in part by a distribution in-kind of securities in lieu of cash. If payment is made in-kind, you may incur brokerage commissions if you elect to sell the securities for cash. For more information, see the Fund's SAI.

Automatic sale of your shares -- For all Portfolios except the Intermediate Duration Institutional Portfolio: Under certain circumstances, the Fund may redeem your shares without your consent. Maintaining small shareholder accounts is costly. Accordingly, if you make a sale that reduces the value of your account to less than $1,000, we may, on at least 60 days' prior written notice, sell your remaining shares in that Portfolio and close your account. We will not close your account if you increase your account balance to $1,000 during the 60-day notice period.

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SELLING SHARES (CONT'D)
--------------------------------------------------------------------------------


Automatic sale of your shares -- Intermediate Duration Institutional Portfolio:
Under certain circumstances, the Fund may redeem your shares without your consent. Maintaining small shareholder accounts is costly. Accordingly, if you make a sale that reduces the value of your account to less than $1,500,000, we may, on at least 60 days' prior written notice, sell your remaining shares in the Portfolio and close your account. We will not close your account if you increase your account balance to $1,500,000 during the 60-day notice period.

Systematic withdrawal plan: A systematic withdrawal plan enables shareholders to sell shares automatically at regular monthly intervals. In general, a systematic withdrawal plan is available only to shareholders who own book-entry shares worth $25,000 or more. The proceeds of these sales will be sent directly to you or your designee. The use of this service is at the Fund's discretion. For further information, call your Bernstein advisor at (212) 486-5800.

Payments to financial advisors and their firms: Although the Fund may use brokers and dealers who sell shares of the Portfolios to effect portfolio transactions, the Fund does not consider the sale of Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

EXCHANGING SHARES
--------------------------------------------------------------------------------

You may exchange your shares in a Portfolio of SCB for shares of the same class in any other Portfolio of SCB. You may exchange your shares in the Intermediate Duration Institutional Portfolio of SCB II for shares of the same class in any portfolio of SCB. After proper receipt of the exchange request in good order, exchanges of shares are made at the next determined respective net asset values of the shares of each Portfolio. Exchanges are subject to the minimum investment requirements of the Portfolio into which the exchange is being made. The Fund reserves the right, on behalf of any of the Portfolios, to reject any exchange of shares. Shares purchased through broker-dealers, banks or other financial institutions may be exchanged through such entities.

On any exchanges of other Fund shares for shares of the Emerging Markets Portfolio, shareholders will be charged the portfolio transaction fee of 1% of the dollar amount exchanged; on any exchanges of shares of the Emerging Markets Portfolio for other Fund shares, shareholders will be charged the 1% redemption fee. See pages 12-13 for additional information.

The exchange privilege is available only in states where the exchange may legally be made. While the Fund plans to maintain this exchange policy, changes to this policy may be made upon 90 days' prior written notice to shareholders.

For shareholders subject to federal income taxes, an exchange constitutes a taxable transaction upon which a gain or loss may be realized. See "Dividends, Distributions and Taxes" below.

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DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


Each Portfolio of the Funds will distribute substantially all of its net investment income (interest and dividends less expenses) and realized net capital gains, if any, from the sale of securities to its shareholders.

The Fixed-Income Portfolios and the Intermediate Duration Institutional Portfolio intend to declare dividends daily and pay them monthly. The Foreign-Stock Portfolios intend to declare and pay dividends at least annually, generally in December. All Portfolios distribute capital gains distributions at least annually, generally in December. You will be taxed on dividends and capital gains distributions generally in the year you receive them except that dividends declared in October, November or December and paid in January of the following year will be taxable to you in the year they are declared.

If you purchase shares shortly before the record date of a distribution, the share price will include the value of the distribution and you may be subject to tax on this distribution when it is received, even though the distribution represents in effect a return of a portion of your purchase price.

Dividends and capital gains distributions, if any, of all the Portfolios will be either reinvested in shares of the same Portfolio on which they were paid or paid in cash. The number of shares you receive if you reinvest your distributions is based upon the net asset value of the Portfolio on the record date. Such reinvestments automatically occur on the payment date of such dividends and capital gains distributions. In the alternative, you may elect in writing received by us not less than five business days prior to the record date to receive dividends and/or capital gains distributions in cash. Please contact your Bernstein Advisor. You will not receive interest on uncashed dividend, distribution or redemption checks.

Based on our investment objectives and strategies, we expect that, in general, the Fixed-Income Municipal Portfolios will distribute primarily exempt-interest dividends (i.e., distributions out of interest earned on municipal securities), the Fixed-Income Taxable Portfolios will distribute primarily ordinary income dividends (i.e., distributions out of net short-term capital gains, dividends and non-exempt interest), and in general, the Tax-Managed International and the Emerging Markets Portfolios will distribute primarily capital gains distributions. The International Portfolio may distribute ordinary income dividends and/or capital gains distributions. Any dividends paid by a Fixed-Income Municipal Portfolio that are properly designated as exempt-interest dividends will not be subject to regular federal income tax.

If you are subject to taxes, you may be taxed on dividends (unless, as described below, they are derived from the interest earned on municipal securities and certain conditions are met) and capital gains distributions from the Portfolios whether they are received in cash or additional shares. Regardless of how long you have owned your shares in a Portfolio, distributions of long-term capital gains are taxed as such and distributions of net investment income, short-term capital gains and certain foreign currency gains are generally taxed as ordinary income. For individual taxpayers, ordinary income is taxed at a higher rate than long-term capital gains. Income dividends that are exempt from federal income tax may be subject to state and local taxes.

Generally, it is intended that dividends paid on shares in both New York Municipal Portfolios, both California Municipal Portfolios and both Diversified Municipal Portfolios will be exempt from federal income taxes. However, any of these Portfolios may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. In addition, you may be taxed on any capital gains distributions from these Portfolios.

The New York Municipal Portfolios provide income that is generally tax-free for New York state and local personal income tax purposes to the extent that the income is derived from New York Municipal Securities or securities issued by possessions of the United States. Similarly, the California Municipal Portfolios provide income that is generally tax-free for California state personal income tax purposes to the extent that the income is derived from California Municipal Securities or securities issued by possessions of the United States. A portion of income of the other Portfolios may also be exempt from state and local income taxes in certain states to the extent that the Portfolio derives income from securities the interest on which is exempt from taxes in that state.

Interest on certain "private activity bonds" issued after August 7, 1986 are items of tax preference for purposes of the corporate and individual alternative minimum tax. If you hold shares in a Portfolio that invests in private activity bonds, you may be subject to the alternative minimum tax on that portion of the Portfolio's distributions derived from interest income on those bonds. Additionally, tax-exempt income constitutes "adjusted current earnings" ("ACE") for purposes of calculating the ACE adjustment for the corporate alternative minimum tax.

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DIVIDENDS, DISTRIBUTIONS AND TAXES (CONT'D)
--------------------------------------------------------------------------------


If, for any taxable year, a Portfolio distributes income from dividends from domestic corporations and complies with certain requirements, corporate shareholders may be entitled to take a dividends-received deduction for some or all of the dividends they receive. In general, dividends on the shares of a Portfolio will not qualify for the dividends-received deduction for corporations since they will not be derived from dividends paid by U.S. corporations.

Dividends and interest received by the Fixed-Income Portfolios and the Intermediate Duration Institutional Portfolio that invest in foreign securities and the Foreign-Stock Portfolios may be subject to foreign tax and withholding. Some emerging markets countries may impose taxes on capital gains earned by a Portfolio in such countries. However, tax treaties between certain countries and the United States may reduce or eliminate such taxes.

Certain dividends on the shares of a Portfolio received by non-corporate shareholders (including individuals) for taxable years beginning before 2009 may be eligible for the maximum 15% tax rate applicable in the case of long-term capital gain provided that the non-corporate shareholder receiving the dividend satisfies certain holding period and other requirements. Such rate would not apply to dividends received from Fixed-Income Municipal Portfolios and Fixed-Income Taxable Portfolios. However, dividends received from Foreign-Stock Portfolios may qualify for such rate in certain cases.

If you redeem shares of a Portfolio or exchange them for shares of another Portfolio, generally you will recognize a capital gain or loss on the transaction. Any such gain or loss will be a long-term capital gain or loss if you held your shares for more than one year. Losses recognized on a sale and repurchase are disallowed to the extent that the shares disposed of are replaced within a 61-day period beginning 30 days before and ending 30 days after the transaction date. However, if you experience a loss and have held your shares for only six months or less, such loss generally will be treated as a long-term capital loss to the extent that you treat any dividends as long-term capital gains. Additionally, any such loss will be disallowed to the extent of any dividends derived from the interest earned on municipal securities.

Under certain circumstances, the Foreign-Stock Portfolios may elect for U.S. federal income tax purposes to treat foreign income taxes paid by such Portfolios as paid by their shareholders. If this election is made, you will be required to include your pro rata share of such foreign taxes in computing your taxable income--treating an amount equal to your share of such taxes as a U.S. federal income tax deduction or foreign tax credit against your U.S. federal income taxes. Each of these Portfolios may determine, as it deems appropriate in applying the relevant U.S. federal income tax rules, not to pass through to shareholders certain foreign taxes paid by such Portfolio. You will not be entitled to claim a deduction for foreign taxes if you do not itemize your deductions on your returns. Generally, a foreign tax credit is more advantageous than a deduction. Other limitations may apply regarding the extent to which the credit or deduction may be claimed. To the extent that such Portfolios may hold securities of corporations which are considered to be passive foreign investment companies, capital gains on these securities may be treated as ordinary income and the Portfolios may be subject to corporate income taxes and interest charges on certain dividends and capital gains from these securities.

This Prospectus summarizes only some of the tax implications you should consider when investing in a Portfolio of either Fund. You are urged to consult your own tax adviser regarding specific questions you may have as to federal, state, local and foreign taxes.

Statements as to the tax status of dividends and distributions of each Portfolio are mailed annually.

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FINANCIAL HIGHLIGHTS
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
Financial    Foreign-Stock Portfolios     The financial highlights table is intended to help you
Highlights                                understand the financial performance of the Portfolios of the
             .Tax-Managed                 Fund for the periods indicated. Certain information reflects
              International Portfolio     financial results for a single Portfolio share. The total returns

             .International Portfolio

             .Emerging Markets Portfolio

                                                                                TAX-MANAGED INTERNATIONAL PORTFOLIO
                                                                   -------------------------------------------------------------
                                                                       Year         Year        Year        Year        Year
                                                                       Ended        Ended       Ended       Ended       Ended
                                                                      9/30/06      9/30/05     9/30/04     9/30/03     9/30/02
  Net asset value, beginning of period                                 $24.72        $20.42      $17.53      $13.10      $15.22
INCOME FROM INVESTMENT OPERATIONS:
  Investment income, net**                                               0.40          0.26        0.15        0.24        0.17
  Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                         3.82          4.49        3.04        4.39       (2.00)
  Contribution from Adviser                                              0.00(g)       0.00        0.00        0.00        0.00
--------------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                       4.22          4.75        3.19        4.63       (1.83)
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
  Dividends from taxable net investment income                          (0.31)        (0.17)      (0.30)      (0.20)      (0.29)
  Distributions from net realized gain on investment transactions       (1.43)        (0.28)       0.00        0.00        0.00
--------------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                   (1.74)        (0.45)      (0.30)      (0.20)      (0.29)
--------------------------------------------------------------------------------------------------------------------------------
  Portfolio transaction fee                                              0.00          0.00        0.00        0.00        0.00
  Net asset value, end of period                                       $27.20        $24.72      $20.42      $17.53      $13.10
  Total return (a)                                                     18.18%        23.62%      18.34%      35.65%    (12.39)%
--------------------------------------------------------------------------------------------------------------------------------
RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000 omitted)                          $7,512,829    $6,078,513  $4,611,550  $3,561,248  $2,365,421
  Average net assets (000 omitted)                                 $6,888,047    $5,303,305  $4,206,956  $2,890,486  $2,708,477
  Ratio of expenses to average net assets                               1.15%(f)      1.22%       1.24%       1.25%       1.25%
  Ratio of net investment income to average net assets                  1.53%(f)      1.17%       0.79%       1.59%       1.04%
  Portfolio turnover rate                                                 67%           53%         71%         28%         64%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The information for each fiscal-year-end period has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund's financial statements, are included in the Fund's 2006 annual report, which is available upon request.


                          INTERNATIONAL PORTFOLIO
         --------------------------------------------------------- -
             Year        Year       Year       Year       Year
             Ended       Ended      Ended      Ended      Ended
            9/30/06     9/30/05    9/30/04    9/30/03    9/30/02
             $23.27        $18.94     $16.06     $11.95     $14.16
               0.40          0.25       0.14       0.23       0.14
               3.81          4.25       2.91       4.04     (1.90)
               0.00          0.00       0.00       0.00       0.00
         -------------------------------------------------------------
               4.21          4.50       3.05       4.27     (1.76)
         -------------------------------------------------------------
             (0.31)        (0.17)     (0.17)     (0.16)     (0.45)
               0.00          0.00       0.00       0.00       0.00
         -------------------------------------------------------------
             (0.31)        (0.17)     (0.17)     (0.16)     (0.45)
         -------------------------------------------------------------
               0.00          0.00       0.00       0.00       0.00
             $27.17        $23.27     $18.94     $16.06     $11.95
             18.29%        23.90%     19.05%     36.00%   (13.01)%
         -------------------------------------------------------------
         $3,397,969    $2,785,730 $2,190,687 $1,826,667 $1,299,449
         $3,125,615    $2,462,819 $2,045,596 $1,572,731 $1,539,788
              1.20%(f)      1.26%      1.28%      1.29%      1.29%
              1.55%(f)      1.17%      0.76%      1.63%      0.97%
                73%           61%        92%        28%        67%

                        EMERGING MARKETS PORTFOLIO
     ----------------------------------------------------------------- -
         Year          Year          Year         Year        Year
         Ended         Ended         Ended        Ended       Ended
        9/30/06       9/30/05       9/30/04      9/30/03     9/30/02
         $43.22        $28.91        $20.81      $13.65      $12.48
           0.49          0.66          0.36        0.26        0.13
           5.02         14.20          7.76        6.87        1.04
           0.00          0.00          0.00        0.00        0.00
     ---------------------------------------------------------------------
           5.51         14.86          8.12        7.13        1.17
     ---------------------------------------------------------------------
         (0.60)        (0.06)        (0.22)      (0.08)      (0.13)
         (9.39)        (0.78)          0.00        0.00        0.00
     ---------------------------------------------------------------------
         (9.99)        (0.84)        (0.22)      (0.08)      (0.13)
     ---------------------------------------------------------------------
           0.16          0.29          0.20        0.11        0.13
         $38.90        $43.22        $28.91      $20.81      $13.65
         13.89%(b)     48.78%(b)     34.66%(b)   47.21%(b)    5.98%(b)
     ---------------------------------------------------------------------
     $2,152,403    $1,880,526    $1,361,368    $898,402    $518,984
     $2,031,225    $1,600,912    $1,150,902    $653,705    $588,195
          1.58%(f)      1.68%         1.72%       1.72%       1.73%
          1.26%(f)      1.85%         1.41%       1.57%       0.89%
            61%           54%           44%         38%         34%

--------------------------------------------------------------------------------
                                                   Prospectus--February 1, 2007

--------------------------------------------------------------------------------

Financial    Fixed-Income Municipal Portfolios The financial highlights table is intended to help you
Highlights                                     understand the financial performance of the Portfolios of the
             .New York Municipal Portfolio     Fund for the periods indicated. Certain information reflects financial results for a single Portfolio share. The total returns
             .Short Duration New York
              Municipal Portfolio

                                                                                 NEW YORK MUNICIPAL PORTFOLIO+
                                                                    -------------------------------------------------------
                                                                        Year        Year        Year      Year      Year
                                                                        Ended       Ended      Ended      Ended     Ended
                                                                       9/30/06     9/30/05   9/30/04(e)  9/30/03   9/30/02
  Net asset value, beginning of period                                  $13.91        $14.11     $14.21     $14.23   $13.85
INCOME FROM INVESTMENT OPERATIONS:
  Investment income, net**                                                0.47          0.46       0.47       0.50     0.54
  Net realized and unrealized gain (loss) on investment, futures
   and foreign currency transactions                                    (0.05)        (0.20)     (0.10)     (0.02)     0.38
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                        0.42          0.26       0.37       0.48     0.92
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
  Dividends from taxable net investment income                            0.00          0.00     (0.01)     (0.01)   (0.01)
  Dividends from tax-exempt net investment income                       (0.47)        (0.46)     (0.46)     (0.49)   (0.53)
  Distributions from net realized gains on investment transactions        0.00          0.00       0.00       0.00     0.00
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                   (0.47)        (0.46)     (0.47)     (0.50)   (0.54)
  Net asset value, end of period                                        $13.86        $13.91     $14.11     $14.21   $14.23
  Total return (a)                                                       3.09%         1.90%      2.63%      3.45%    6.83%
---------------------------------------------------------------------------------------------------------------------------
RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000 omitted)                           $1,484,265    $1,274,466 $1,121,213 $1,006,023 $940,302
  Average net assets (000 omitted)                                  $1,364,506    $1,190,723 $1,055,386   $954,250 $835,184
  Ratio of expenses to average net assets                                0.62%(f)      0.63%      0.63%      0.65%    0.66%
  Ratio of net investment income to average net assets                   3.40%(f)      3.30%      3.31%      3.53%    3.89%
  Portfolio turnover rate                                                  21%           32%        39%        29%      37%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The information for each fiscal-year-end period has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund's financial statements, are included in the Fund's 2006 annual report, which is available upon request.

                              SHORT DURATION NEW
                           YORK MUNICIPAL PORTFOLIO
          ----------------------------------------------------------
              Year         Year       Year      Year      Year
              Ended        Ended     Ended      Ended     Ended
             9/30/06      9/30/05  9/30/04(e)  9/30/03   9/30/02
               $12.39       $12.47    $12.55     $12.57     $12.54
                 0.32         0.25      0.22       0.26       0.36

               (0.01)       (0.08)    (0.08)     (0.02)       0.03
          ------------------------------------------------------------
                 0.31         0.17      0.14       0.24       0.39
          ------------------------------------------------------------
                 0.00         0.00    (0.01)       0.00       0.00
               (0.32)       (0.25)    (0.21)     (0.26)     (0.36)
                 0.00         0.00      0.00       0.00       0.00
          ------------------------------------------------------------
               (0.32)       (0.25)    (0.22)     (0.26)     (0.36)
               $12.38       $12.39    $12.47     $12.55     $12.57
                2.52%        1.37%     1.16%      1.92%      3.14%
          ------------------------------------------------------------
             $102,756     $123,058  $123,176   $120,941   $116,307
             $113,877     $122,925  $123,457   $119,346   $102,743
                0.74%(f)     0.74%     0.74%      0.76%      0.77%
                2.55%(f)     2.00%     1.80%      2.06%      2.83%
                  52%          98%       68%        47%        38%


--------------------------------------------------------------------------------
                                                   Prospectus--February 1, 2007

--------------------------------------------------------------------------------


Financial    Fixed-Income Municipal Portfolios The financial highlights table is intended to help you
Highlights                                     understand the financial performance of the Portfolios of the
             .California Municipal Portfolio   Fund for the periods indicated. Certain information reflects financial results for a single Portfolio share. The total returns in
             .Short Duration California
              Municipal Portfolio


                                                                                CALIFORNIA MUNICIPAL PORTFOLIO+
                                                                      --------------------------------------------------- -
                                                                          Year       Year       Year     Year     Year
                                                                          Ended      Ended     Ended     Ended    Ended
                                                                         9/30/06    9/30/05  9/30/04(e) 9/30/03  9/30/02
  Net asset value, beginning of period                                    $14.23      $14.38    $14.46    $14.59   $14.23
INCOME FROM INVESTMENT OPERATIONS:
  Investment income, net**                                                  0.45        0.43      0.43      0.47     0.51
  Net realized and unrealized gain (loss) on investment, futures and
   foreign currency transactions                                          (0.02)      (0.13)    (0.07)    (0.13)     0.36
-----------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          0.43        0.30      0.36      0.34     0.87
-----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
  Dividends from taxable net investment income                              0.00        0.00    (0.02)    (0.03)     0.00
  Dividends from tax-exempt net investment income                         (0.45)      (0.44)    (0.41)    (0.44)   (0.51)
  Distributions from net realized gains on investment transactions          0.00      (0.01)    (0.01)      0.00     0.00
-----------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                     (0.45)      (0.45)    (0.44)    (0.47)   (0.51)
  Net asset value, end of period                                          $14.21      $14.23    $14.38    $14.46   $14.59
  Total return (a)                                                         3.11%       2.09%     2.55%     2.40%    6.27%
-----------------------------------------------------------------------------------------------------------------------------
RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000 omitted)                             $1,194,575    $983,388  $843,206  $685,360 $597,222
  Average net assets (000 omitted)                                    $1,073,155    $898,450  $752,372  $625,249 $541,454
  Ratio of expenses to average net assets                                  0.63%(f)    0.65%     0.64%     0.66%    0.66%
  Ratio of net investment income to average net assets                     3.20%(f)    3.04%     3.01%     3.26%    3.57%
  Portfolio turnover rate                                                    23%         30%       52%       44%      31%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The information for each fiscal-year-end

                               SHORT DURATION
                       CALIFORNIA MUNICIPAL PORTFOLIO
   ---------------------------------------------------------------------- -
        Year            Year           Year        Year         Year
        Ended           Ended         Ended        Ended        Ended
       9/30/06         9/30/05      9/30/04(e)    9/30/03      9/30/02
          $12.47            $12.57       $12.67       $12.69       $12.68
            0.30              0.24         0.20         0.22         0.35

          (0.01)            (0.10)       (0.10)       (0.02)         0.01
   --------------------------------------------------------------------------
            0.29              0.14         0.10         0.20         0.36
   --------------------------------------------------------------------------
            0.00              0.00       (0.01)       (0.01)         0.00
          (0.30)            (0.24)       (0.19)       (0.21)       (0.35)
            0.00              0.00         0.00         0.00         0.00
   --------------------------------------------------------------------------
          (0.30)            (0.24)       (0.20)       (0.22)       (0.35)
          $12.46            $12.47       $12.57       $12.67       $12.69
           2.32%             1.11%        0.81%        1.63%        2.87%
   --------------------------------------------------------------------------
   $      75,510    $       62,025 $     71,637 $     79,818 $     74,648
   $      67,878    $       63,266 $     77,177 $     80,862 $     61,944
           0.81%(f)          0.81%        0.78%        0.80%        0.79%
           2.38%(f)          1.88%        1.59%        1.77%        2.70%
             83%               91%          90%          72%          28%

period has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund's financial statements, are included in the Fund's 2006 annual report, which is available upon request.

--------------------------------------------------------------------------------
                                                   Prospectus--February 1, 2007

--------------------------------------------------------------------------------


Financial    Fixed-Income Municipal Portfolios The financial highlights table is intended to help you
Highlights                                     understand the financial performance of the Portfolios of the
             .Diversified Municipal Portfolio  Fund for the periods indicated. Certain information reflects financial results for a single Portfolio share. The total returns
             .Short Duration Diversified
              Municipal Portfolio


                                                                       DIVERSIFIED MUNICIPAL PORTFOLIO+
                                                          -----------------------------------------------------------
                                                              Year        Year        Year      Year       Year
                                                              Ended       Ended      Ended      Ended      Ended
                                                             9/30/06     9/30/05   9/30/04(e)  9/30/03    9/30/02
  Net asset value, beginning of period                        $14.06        $14.27     $14.34     $14.37     $14.05
INCOME FROM INVESTMENT OPERATIONS:
  Investment income, net**                                      0.46          0.44       0.45       0.51       0.56
  Net realized and unrealized gain (loss) on investment,
   futures and foreign currency transactions                  (0.03)        (0.21)     (0.07)     (0.03)       0.32
-----------------------------------------------------------------------------------------------------------------------
  Total from investment operations                              0.43          0.23       0.38       0.48       0.88
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
  Dividends from taxable net investment income                  0.00          0.00     (0.02)     (0.01)       0.00
  Dividends from tax-exempt net investment income             (0.46)        (0.44)     (0.43)     (0.50)     (0.56)
  Distributions from net realized gains on investment
   transactions                                                 0.00          0.00       0.00       0.00       0.00
-----------------------------------------------------------------------------------------------------------------------
  Total distributions                                         (0.46)        (0.44)     (0.45)     (0.51)     (0.56)
  Net asset value, end of period                              $14.03        $14.06     $14.27     $14.34     $14.37
  Total return (a)                                             3.12%         1.62%      2.73%      3.44%      6.42%
-----------------------------------------------------------------------------------------------------------------------
RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000 omitted)                 $3,693,513    $2,976,421 $2,509,749 $2,045,981 $1,731,818
  Average net assets (000 omitted)                        $3,309,135    $2,752,982 $2,261,248 $1,844,104 $1,532,681
  Ratio of expenses to average net assets                      0.59%(f)      0.61%      0.61%      0.63%      0.64%
  Ratio of net investment income to average net assets         3.29%(f)      3.09%      3.19%      3.58%      3.96%
  Portfolio turnover rate                                        29%           28%        41%        38%        22%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The information for each fiscal-year-end


                                SHORT DURATION
                       DIVERSIFIED MUNICIPAL PORTFOLIO
      ------------------------------------------------------------------
          Year          Year        Year        Year         Year
          Ended         Ended      Ended        Ended        Ended
         9/30/06       9/30/05   9/30/04(e)    9/30/03      9/30/02
           $12.51         $12.60      $12.69      $12.79        $12.70
             0.34           0.26        0.22        0.29          0.37
           (0.03)         (0.09)      (0.07)      (0.05)          0.10
      --------------------------------------------------------------------
             0.31           0.17        0.15        0.24          0.47
      --------------------------------------------------------------------
             0.00           0.00      (0.01)        0.00          0.00
           (0.34)         (0.26)      (0.21)      (0.29)        (0.37)
             0.00           0.00      (0.02)      (0.05)        (0.01)
      --------------------------------------------------------------------
           (0.34)         (0.26)      (0.24)      (0.34)        (0.38)
           $12.48         $12.51      $12.60      $12.69        $12.79
            2.51%          1.36%       1.21%       1.97%         3.81%
      --------------------------------------------------------------------
         $209,416       $258,300    $253,728    $233,649      $200,696
         $228,571       $253,042    $240,126    $220,768      $182,317
            0.70%(f)       0.71%       0.69%       0.71%         0.71%
            2.70%(f)       2.06%       1.81%       2.30%         2.92%
              50%           100%         84%         57%           56%

period has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund's financial statements, are included in the Fund's 2006 annual report, which is available upon request.

--------------------------------------------------------------------------------
                                                   Prospectus--February 1, 2007

--------------------------------------------------------------------------------

Financial    Fixed-Income Taxable Portfolios  The financial highlights table is intended to help you
Highlights                                    understand the financial performance of the Portfolios of the
             .U.S. Government Short Duration  Fund for the periods indicated. Certain information reflects
              Portfolio                       financial results for a single Portfolio share. The total

             .Short Duration Plus Portfolio

                                                                    U.S. GOVERNMENT SHORT DURATION PORTFOLIO
                                                             ------------------------------------------------------ -
                                                                 Year         Year      Year      Year      Year
                                                                 Ended        Ended     Ended     Ended     Ended
                                                                9/30/06      9/30/05   9/30/04   9/30/03   9/30/02
 Net asset value, beginning of period                             $12.45       $12.68    $13.00    $13.23    $13.07
INCOME FROM INVESTMENT OPERATIONS:
 Investment income, net**                                           0.41         0.30      0.26      0.31      0.40
 Net realized and unrealized gain (loss) on investment,
   futures and foreign currency transactions                      (0.02)       (0.19)    (0.14)    (0.04)      0.16
-----------------------------------------------------------------------------------------------------------------------
 Total from investment operations                                   0.39         0.11      0.12      0.27      0.56
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
 Dividends from taxable net investment income                     (0.43)       (0.34)    (0.30)    (0.31)    (0.40)
 Distributions from net realized gains on investment
   transactions                                                     0.00      0.00(g)    (0.14)    (0.19)      0.00
-----------------------------------------------------------------------------------------------------------------------
 Total distributions                                              (0.43)       (0.34)    (0.44)    (0.50)    (0.40)
 Net asset value, end of period                                   $12.41       $12.45    $12.68    $13.00    $13.23
 Total return (a)                                                  3.19%        0.90%     0.93%     2.10%     5.42%
-----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000 omitted)                         $86,733      $86,394   $93,595  $112,561  $115,400
 Average net assets (000 omitted)                                $83,170      $91,842  $101,777  $120,631  $106,080
 Ratio of expenses to average net assets                           0.79%(f)     0.78%     0.80%     0.76%     0.74%
 Ratio of expenses to average net assets, excluding
   interest expense                                                0.79%(f)     0.78%     0.78%     0.76%     0.74%
 Ratio of net investment income to average net assets              3.33%(f)     2.41%     2.06%     2.39%     3.04%
 Portfolio turnover rate                                            130%         167%      358%      323%      230%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The information for each fiscal-year-end period has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund's financial statements, are included in the Fund's 2006 annual report, which is available upon request.

                       SHORT DURATION PLUS PORTFOLIO
           ----------------------------------------------------- -
               Year        Year       Year      Year     Year
               Ended       Ended      Ended     Ended    Ended
              9/30/06     9/30/05    9/30/04   9/30/03  9/30/02
               $12.39        $12.67     $12.84   $12.78   $12.69
                 0.49          0.37       0.30     0.37     0.50
               (0.05)        (0.24)     (0.12)     0.06     0.09
           ------------------------------------------------------
                 0.44          0.13       0.18     0.43     0.59
           ---------------------------------------------------------

               (0.52)        (0.40)     (0.33)   (0.37)   (0.50)
                 0.00        (0.01)     (0.02)     0.00     0.00
           ---------------------------------------------------------
               (0.52)        (0.41)     (0.35)   (0.37)   (0.50)
               $12.31        $12.39     $12.67   $12.84   $12.78
                3.65%         1.10%      1.37%    3.42%    4.78%
           ---------------------------------------------------------
           $  375,908    $  398,787 $  421,881 $413,100 $397,719
           $  383,702    $  410,072 $  411,043 $408,848 $377,656
                0.66%(f)      0.68%      0.70%    0.67%    0.67%
                0.66%(f)      0.68%      0.68%    0.66%    0.67%
                4.00%(f)      2.97%      2.39%    2.89%    3.95%
                 157%          220%       359%     286%     226%

--------------------------------------------------------------------------------
                                                   Prospectus--February 1, 2007

--------------------------------------------------------------------------------


Financial    Fixed-Income Taxable Portfolios       The financial highlights table is intended to help you under-
Highlights                                         stand the financial performance of the Portfolios of the Fund
             .Intermediate Duration Portfolio      for the periods indicated. Certain information reflects financial results for a single Portfolio share. The total returns in the
             .Intermediate Duration Institutional
              Portfolio

                                                                           INTERMEDIATE DURATION PORTFOLIO
                                                             -----------------------------------------------------------
                                                                 Year        Year       Year       Year       Year
                                                                 Ended       Ended      Ended      Ended      Ended
                                                                9/30/06     9/30/05    9/30/04    9/30/03    9/30/02
 Net asset value, beginning of period                            $13.27        $13.41     $13.43     $13.08     $12.98
INCOME FROM INVESTMENT OPERATIONS:
 Investment income, net**                                          0.59          0.53       0.50       0.47       0.59
 Net realized and unrealized gain (loss) on investment,
   futures and foreign currency transactions                     (0.15)        (0.09)     (0.01)       0.35       0.10
--------------------------------------------------------------------------------------------------------------------------
 Total from investment operations                                  0.44          0.44       0.49       0.82       0.69
--------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
 Dividends from taxable net investment income                    (0.60)        (0.54)     (0.51)     (0.47)     (0.59)
 Distributions from net realized gains on investment
   transactions                                                 0.00(g)        (0.04)       0.00       0.00       0.00
--------------------------------------------------------------------------------------------------------------------------
 Total distributions                                             (0.60)        (0.58)     (0.51)     (0.47)     (0.59)
--------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                  $13.11        $13.27     $13.41     $13.43     $13.08
 Total return (a)                                                 3.47%         3.35%      3.74%      6.39%      5.48%
--------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000 omitted)                     $4,138,898    $3,386,745 $2,852,803 $2,402,262 $2,151,988
 Average net assets (000 omitted)                            $3,694,176    $3,104,905 $2,612,933 $2,249,030 $2,135,339
 Ratio of expenses to average net assets                          0.60%(f)      0.60%      0.61%      0.61%      0.61%
 Ratio of net investment income to average net assets             4.56%(f)      3.97%      3.72%      3.55%      4.57%
 Portfolio turnover rate                                           426%          586%       660%       796%       727%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The information for each fiscal-year-end period has been audited by PricewaterhouseCoopers LLP, except that the information for the most recently completed fiscal year of Intermediate Duration Institutional Portfolio has been audited by KPMG LLP, whose reports, along with the Fund's financial statements, are included in the Fund's 2006 annual report, which is available upon request.

                                                                                    INTERMEDIATE DURATION
                                                                                   INSTITUTIONAL PORTFOLIO
                                                                      -------------------------------------------------- -
                                                                         Year      Year     Year     Year       Year
                                                                         Ended     Ended    Ended    Ended     Ended
                                                                        9/30/06   9/30/05  9/30/04  9/30/03  9/30/02(c)
  Net asset value, beginning of period                                  $15.25      $15.48   $15.74   $15.44  $15.00(d)
INCOME FROM INVESTMENT OPERATIONS:
  Investment income, net**                                                0.70        0.64     0.60     0.56       0.25
  Net realized and unrealized gain (loss) on investment, futures and
   foreign currency transactions                                        (0.18)      (0.13)   (0.03)     0.41       0.44
----------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                        0.52        0.51     0.57     0.97       0.69
----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
  Dividends from taxable net investment income                          (0.71)      (0.65)   (0.61)   (0.57)     (0.25)
  Distributions from net realized gains on investment transactions        0.00      (0.09)   (0.22)   (0.10)       0.00
----------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                   (0.71)      (0.74)   (0.83)   (0.67)     (0.25)
----------------------------------------------------------------------------------------------------------------------------
  Net asset value, end of period                                        $15.06      $15.25   $15.48   $15.74     $15.44
  Total return (a)                                                       3.53%       3.41%    3.76%    6.44%      4.62%
----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000 omitted)                             $757,802    $650,915 $609,248 $464,517 $  328,393
  Average net assets (000 omitted)                                    $710,128    $611,401 $535,624 $383,604 $  237,462
  Ratio of expenses to average net assets                                0.45%(f)    0.45%    0.45%    0.45%      0.45%*
  Ratio of expenses to average net assets before reimbursement           0.58%(f)    0.57%    0.58%    0.64%      0.75%*
  Ratio of net investment income to average net assets                   4.68%(f)    4.16%    3.86%    3.64%      4.37%*
  Portfolio turnover rate                                                 511%        619%     682%     791%       324%

--------------------------------------------------------------------------------
                                                   Prospectus--February 1, 2007

FINANCIAL HIGHLIGHTS (NOTES)
--------------------------------------------------------------------------------


* Annualized.

**Based on average shares outstanding.

+ These are the financial highlights of the Municipal Class.

(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(b)This reflects the return to a shareholder who purchased shares of the Portfolio at the beginning of the period and redeemed them at the end of the period, paying, in each case, the applicable portfolio transaction fee. Effective May 2, 2005, the portfolio transaction fee payable when shares of the Portfolio are purchased or sold was reduced from 2.00% to 1.00%. Total Return to a shareholder for the years ending September 30, 2006, September 30, 2005, September 30, 2004, September 30, 2003, and
   September 30, 2002, without taking into account these transaction fees would have been 16.21%, 53.35%, 40.22%, 53.28%, and 10.35%, respectively.

(c)Commenced operations May 17, 2002.

(d)Prior to commencement of operations, May 17, 2002, Alliance Capital redeemed 1,333 shares representing $16,666 of Intermediate Duration Institutional Portfolio and made a capital contribution of $16,666 into the Portfolio, adjusting the opening net asset value per share from $12.50 to $15.00.

(e)As of October 31, 2003, the Portfolios have adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however prior to October 1, 2003, these interim payments were reflected within interest income in the Statement of Operations. For the year ended September 30, 2004, the effect of this change was to increase net investment income and decrease net realized and unrealized gain (loss) on investment transaction per share by less than $0.01 for Short Duration Diversified, Short Duration California, Short Duration New York, Diversified Municipal, California Municipal and New York Municipal Class. The effect on the ratio of net investment income per share was as follows:

                Short Duration Diversified Municipal Class .03%
                Short Duration California Municipal Class  .00%
                Short Duration New York Municipal Class    .01%
                Diversified Municipal Class                .01%
                California Municipal Class                 .00%
                New York Municipal Class                   .01%

(f)The ratio includes expenses attributable to costs of proxy solicitation.

(g)Amount is less than $.005.

--------------------------------------------------------------------------------

   PROSPECTUS


SANFORD C. BERNSTEIN FUND, INC.

SANFORD C. BERNSTEIN FUND II, INC.

The Statement of Additional Information ("SAI") of each Fund includes further information about that Fund and its investment policies. The SAIs have been filed with the Securities and Exchange Commission ("SEC") and are incorporated by reference into this Prospectus. This means that each SAI is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus. Further information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal years. To obtain free copies of any of these documents or make inquiries about any of the Funds, call your Bernstein advisor at
(212) 486-5800 or write to us at: 1345 Avenue of the Americas, New York, NY 10105. You may also obtain free copies of this Prospectus, the SAI of each Fund and the Fund's annual and semiannual reports to shareholders on our website at www.bernstein.com.

You can also obtain copies from the SEC's internet site at www.sec.gov, by visiting the SEC's Public Reference Room in Washington, D.C., by sending an e-mail to public-info@sec.gov or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102. You can call
(202) 942-8090 for information on the operation of the Public Reference Room.

Sanford C. Bernstein Fund, Inc., SEC file number: 811 - 5555
Sanford C. Bernstein Fund II, Inc., SEC file number: 811 - 21034
  Privacy Notice
  (This information is not part of the Prospectus)

  At Bernstein, protecting the privacy and confidentiality of our clients' personal information is a priority. We understand that you have entrusted us with your private financial information, and we do everything possible to maintain that trust. The following sets forth details of our approach to ensuring the confidentiality of your personal information. We never sell client lists or information about our clients (or former clients) to anyone. In the normal course of business we collect information about our clients from the following sources: (1) account documentation, including applications or other forms (which may include information such as the client's name, address, social security number, assets, and income) and (2) information about our clients' transactions with us (such as account balances and account activity). We have strict policies and procedures to safeguard personal information about our clients (or former clients) which include
  (1) restricting access and (2) maintaining physical, electronic, and procedural safeguards that comply with federal standards for protecting such information. To be able to serve our clients and to provide financial products efficiently and accurately, it is sometimes necessary to share information with companies that perform administrative services for us or on our behalf. These companies are required to use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. If you have any questions regarding the above policy, please call your Bernstein advisor.

                                                                  PRO-0119-0207

[LOGO]
       AB
ALLIANCE BERNSTEIN
   Investments

 PROSPECTUS  |  FEBRUARY 1, 2007

 AllianceBernstein Municipal Income Portfolios

AllianceBernstein Municipal Portfolios       AllianceBernstein Intermediate Municipal Portfolios
   [GRAPHIC]National Portfolio                  [GRAPHIC]Intermediate Diversified Municipal Portfolio
   [GRAPHIC]Insured National Portfolio          [GRAPHIC]Intermediate California Municipal Portfolio
   [GRAPHIC]California Portfolio                [GRAPHIC]Intermediate New York Municipal Portfolio
   [GRAPHIC]Insured California Portfolio
   [GRAPHIC]Arizona Portfolio
   [GRAPHIC]Florida Portfolio
   [GRAPHIC]Massachusetts Portfolio
   [GRAPHIC]Michigan Portfolio
   [GRAPHIC]Minnesota Portfolio
   [GRAPHIC]New Jersey Portfolio
   [GRAPHIC]New York Portfolio
   [GRAPHIC]Ohio Portfolio
   [GRAPHIC]Pennsylvania Portfolio
   [GRAPHIC]Virginia Portfolio

 The AllianceBernstein Municipal Income Portfolios provide investors with a selection of investment alternatives that produce income exempt from federal and/or state tax.

 The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

MUNICIPAL INCOME PORTFOLIOS

Investment Products Offered
(right triangle) Are Not FDIC Insured
(right triangle) May Lose Value
(right triangle) Are Not Bank Guaranteed

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                   Page

SUMMARY INFORMATION...............................   4

MUNICIPAL INCOME PORTFOLIOS.......................   6

NATIONAL PORTFOLIO................................   7

INSURED NATIONAL PORTFOLIO........................   8

CALIFORNIA PORTFOLIO..............................   9

INSURED CALIFORNIA PORTFOLIO......................  10

ARIZONA PORTFOLIO.................................  11

FLORIDA PORTFOLIO.................................  12

MASSACHUSETTS PORTFOLIO...........................  13

MICHIGAN PORTFOLIO................................  14

MINNESOTA PORTFOLIO...............................  15

NEW JERSEY PORTFOLIO..............................  16

NEW YORK PORTFOLIO................................  17

OHIO PORTFOLIO....................................  18

PENNSYLVANIA PORTFOLIO............................  19

VIRGINIA PORTFOLIO................................  20

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO......  21

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO.......  22

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO.........  23

RISKS SUMMARY.....................................  24

FEES AND EXPENSES OF THE PORTFOLIOS...............  26

INVESTING IN THE PORTFOLIOS.......................  31
How to Buy Shares.................................  31
The Different Share Class Expenses................  32
Sales Charge Reduction Programs...................  33
CDSC Waivers and Other Programs...................  34
Special Distribution Arrangements for Group
 Retirement Plans.................................  35
The "Pros" and "Cons" of Different Share Classes..  35
Payments to Financial Advisors and their Firms....  36
How to Exchange Shares............................  37
How to Sell or Redeem Shares......................  38
Frequent Purchases and Redemptions of Portfolio
 Shares...........................................  38
How the Portfolios Value their Shares.............  40

MORE INFORMATION ABOUT THE PORTFOLIOS AND THEIR
  INVESTMENTS.....................................  40

MANAGEMENT OF THE PORTFOLIOS......................  45

DIVIDENDS, DISTRIBUTIONS AND TAXES................  48

GENERAL INFORMATION...............................  50

GLOSSARY..........................................  50

FINANCIAL HIGHLIGHTS..............................  53

APPENDIX A--BOND RATINGS..........................  68

APPENDIX B--HYPOTHETICAL INVESTMENT AND EXPENSE
  INFORMATION.....................................  71

SUMMARY INFORMATION
--------------------------------------------------------------------------------

This Prospectus begins with a summary of key information about the AllianceBernstein Municipal Income Portfolios. The Summary describes a Portfolio's objectives, investment strategies, principal risks, and fees. You will find additional information about the Portfolios and their investments beginning on page 40.

PERFORMANCE INFORMATION
This Summary includes a table for each Portfolio showing its average annual returns before and after taxes and a bar chart showing its annual returns. The table and the bar chart provide an indication of the historical risk of an investment in each Portfolio by showing:

.. how the Portfolio's average annual returns for one, five, and ten years (or over the life of the Portfolio) compare to those of a broad-based securities market index; and

.. how the Portfolio's performance changed from year to year over ten years (or over the life of the Portfolio).

                                  PLEASE NOTE

  A Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

  As with all investments, you may lose money by investing in the Portfolios.

RISK

                            WHY IS RISK IMPORTANT?

  You should consider risk carefully when investing in a Portfolio. You could put your money in investments that have very little risk (for example, certificates of deposit issued by a bank), but these investments would typically have a lower return than a riskier investment. In other words, you should get a higher return if your investments have more risk.

  We have included a graphic for each Portfolio that shows the Portfolio's risk profile as compared to our other municipal bond funds. For your information, municipal bond funds generally, but not always, are less risky than stock funds. The bar chart for each Portfolio also gives an indication of a Portfolio's overall risk. A Portfolio whose performance, as reflected in the bars, does not vary significantly from year to year is a lower-risk investment. Conversely, a Portfolio with a higher variability of returns is a riskier investment.

This Summary lists the principal risks for the Portfolios followed by an explanation of those risks. Generally, each Portfolio has broad risks that apply to all funds, such as market risk, interest rate risk, and credit risk, as well as specific risks that are applicable to municipal bond funds, such as municipal market risk. The risks of a Portfolio may be increased by the use of borrowing techniques or derivatives, such as futures, options and swaps.

                             WHAT IS MARKET RISK?

  Market risk is the risk that factors affecting the securities markets generally will cause a possibly adverse change in the value of the fixed-income securities owned by a Portfolio. The value of fixed-income securities may decline simply because of economic changes or other events that impact large portions of the market. The factors include real or perceived unfavorable market conditions, increases in the rate of inflation, and changes in the general outlook for federal and state tax revenues and budgets. All of the Portfolios are subject to this risk.

                        WHAT IS MUNICIPAL MARKET RISK?

  Special factors relating to municipal securities could have a significant effect on the yield or value of a Portfolio's investments in municipal securities. These factors include, generally, political or legislative changes and uncertainties related to the tax status of municipal securities or the rights of investors in these securities. The Portfolios that invest a large portion of their assets in a particular named state's municipal securities are more vulnerable to events adversely affecting that state, including economic, political or regulatory occurrences and terrorism or catastrophic natural disasters, such as hurricanes or earthquakes.

                          WHAT IS INTEREST RATE RISK?

  Changes in interest rates affect the value of fixed-income securities. If interest rates rise, the prices of these securities fall because to earn the higher rate, the fixed principal amount has to be lower. In other words, fixed-income securities' prices and interest rates move in opposite directions. Increases in interest rates will cause a Portfolio's net asset value to decline and, at least in the near term, this decrease in value will not be offset by higher interest income from new investments. This risk is higher for fixed-income securities with longer maturities. Shorter and intermediate-term securities are less sensitive to interest rate changes. The opposite side of the effect of changes in interest rates is that if interest rates fall, the prices of fixed-income securities will increase. You, as an investor, would benefit from decreases in interest rates because your Portfolio's net asset value would increase.

                             WHAT IS CREDIT RISK?

  The issuers of fixed-income securities may default by failing to make interest payments or to repay principal in a timely manner. This is referred to as credit risk. To illustrate, credit risk is virtually non-existent for securities issued by the U.S. Government. The degree of credit risk is reflected in credit ratings described below. Securities with higher credit risks (and lower ratings), often referred to as high yield securities, generally pay a higher interest rate to compensate investors for the additional risk.

CREDIT RATINGS
Credit ratings of fixed-income securities measure an issuer's expected ability to pay principal and interest over time. Credit ratings are determined by ratings organizations, such as S&P, Moody's or Fitch. A lower rating means there is a greater chance that an issuer will fail to meet its payment obligation or default. The following terms are generally used to describe the credit quality of debt securities depending on the security's credit rating or, if unrated, credit quality as determined by the Portfolios' Adviser:

..  investment grade or

..  below investment grade ("high yield securities" or "junk bonds").

For a further description of credit ratings, see "Appendix A--Bond and Commercial Paper Ratings." As noted in Appendix A, the credit rating organizations may modify their ratings of securities to show relative standing within a rating category, with the addition of numerical modifiers (1, 2 or 3) in the case of Moody's, and with the addition of a plus (+) or minus (-) sign in the case of S&P and Fitch. A Portfolio may purchase a security, regardless of any rating modification, provided the security is rated at or above the Portfolio's minimum rating category. For example, a Portfolio may purchase a security rated B3 by Moody's, or B- by S&P, provided the Portfolio may purchase securities rated B. Any reference to ratings by S&P or Moody's includes equivalent ratings by other ratings agencies.

OTHER INFORMATION
Maturity and Duration

The maturity of a fixed-income security is the date at which the principal amount of the security is payable. As discussed above, fixed-income securities with longer maturities will be more volatile because they are more sensitive to changes in interest rates. To compensate for the increase in risk, however, these securities generally have a higher yield.

Duration measures a bond or portfolio's sensitivity to interest rate changes.
It is expressed as a number of years. The higher the number, the greater the risk. Under normal circumstances, for example, if an investment portfolio has a duration of four years, its value will change approximately 4% if rates change by 1%; a duration of two years will approximately result in a 2% change in value, and so on. Thus, shorter duration bonds have lower expected volatilities.

General

.. Each Portfolio's investment adviser is AllianceBernstein L.P., or the Adviser, a global investment manager providing diversified services to institutions and individuals through a broad line of investments including 125 mutual funds.

.. References to "net assets" mean the assets of a Portfolio after liabilities, plus any borrowings used for investment purposes. In other words, net assets reflect the value of a Portfolio's investments.

.. Portfolios that have a policy to invest at least 80% of their net assets in securities indicated by their name, such as the Portfolios that invest in a named state, will not change these policies without 60 days' prior written notice to shareholders.

MUNICIPAL INCOME PORTFOLIOS
--------------------------------------------------------------------------------


OBJECTIVES AND PRINCIPAL STRATEGIES
AllianceBernstein Municipal Portfolios:

The investment objective of each AllianceBernstein Municipal Portfolio is to earn the highest level of current income, exempt from Federal taxation and, in the case of the State Portfolios, state taxation of the respective state that is available without assuming what the Adviser considers to be undue risk.

Each AllianceBernstein Municipal Portfolio pursues its objective by investing principally in high-yielding, predominantly investment grade, municipal securities. As a matter of fundamental policy, each Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities with interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax ("AMT") for certain taxpayers, except for the Insured National Portfolio and the Insured California Portfolio, which invest principally in municipal securities paying interest that is wholly exempt from federal income taxes, including the AMT.

Each of the AllianceBernstein Municipal Portfolios that invests in a named state (the "State Portfolios") pursues its objective by investing at least 80% of its net assets in municipal securities issued by the named state or municipal securities with interest that is otherwise exempt from the named state's income tax. The National Portfolio and Insured National Portfolio may invest 25% or more of their net assets in a single state. The Insured California Portfolio, Pennsylvania Portfolio and Virginia Portfolio are non-diversified, meaning they can invest more of their assets in a fewer number of issuers.

Each of the Insured National Portfolio and the Insured California Portfolio also pursues its objective by investing at least 80% of its net assets in insured municipal securities.

Each AllianceBernstein Municipal Portfolio also may invest in:

..  forward commitments;

.. zero coupon municipal securities, and in variable, floating and inverse floating rate municipal securities; and

..  derivatives, such as options, futures, forwards, and swaps.

AllianceBernstein Intermediate Municipal Portfolios:

The investment objective of each AllianceBernstein Intermediate Municipal Portfolio is to provide safety of principal and maximize total return after taking account of federal taxes (and, in the case of the Intermediate California Municipal Portfolio, California state taxes and, in the case of the Intermediate New York Municipal Portfolio, New York state and local taxes).

As a matter of fundamental policy, each AllianceBernstein Intermediate Municipal Portfolio pursues its objective by investing at least 80% of its net assets in municipal securities rated A or better by national rating agencies and comparably rated municipal notes. Each of the Intermediate New York Municipal Portfolio and the Intermediate California Municipal Portfolio
(the "Intermediate State Portfolios") invests at least 80% of its net assets in a portfolio of municipal securities issued by the named state or its political subdivisions, or otherwise exempt from the named state's income tax. The Intermediate Diversified Municipal Portfolio will invest no more than 25% of its net assets in any one state. Each AllianceBernstein Intermediate Municipal Portfolio seeks to maintain an effective duration of three and one-half to seven years under normal market conditions. Each Intermediate State Portfolio is non-diversified, meaning it can invest more of its assets in a fewer number of issuers.

Each AllianceBernstein Intermediate Municipal Portfolio also may invest in:

..  below-investment grade fixed-income securities;

..  forward commitments;

..  certain types of mortgage related securities;

.. zero coupon municipal securities, and in variable, floating and inverse floating rate municipal securities; and

..  derivatives, such as options, futures, forwards, and swaps.

PRINCIPAL RISKS:

             ALL PORTFOLIOS
..Market Risk                      .Credit Risk
..Municipal Market Risk            .Inflation Risk
..Interest Rate Risk               .Derivatives Risk

            STATE PORTFOLIOS
(Insured California Portfolio, Pennsylvania Portfolio, and
          Virginia Portfolio)
   and INTERMEDIATE STATE PORTFOLIOS
         . Diversification Risk

Please see "Risks Summary" for a description of these and other risks of investing in a Portfolio.

National Portfolio
--------------------------------------------------------------------------------

                                    [GRAPHIC]


PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2006)
--------------------------------------------------------------------------------

                                               1 Year 5 Years 10 Years
----------------------------------------------------------------------
Class A**  Return Before Taxes                 1.01%   4.36%   4.54%
           ----------------------------------- ------ ------- --------
           Return After Taxes on Distributions 1.00%   4.31%   4.45%
           ----------------------------------- ------ ------- --------
           Return After Taxes on Distributions
           and Sale of Portfolio Shares        2.18%   4.39%   4.53%
---------- ----------------------------------- ------ ------- --------
Class B    Return Before Taxes                 1.78%   4.55%   4.57%
---------- ----------------------------------- ------ ------- --------
Class C    Return Before Taxes                 3.78%   4.55%   4.28%
---------- ----------------------------------- ------ ------- --------
Lehman     (reflects no deduction for fees,
Brothers   expenses, or taxes)
Municipal
Bond Index                                     4.84%   5.53%   5.76%
---------- ----------------------------------- ------ ------- --------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**After-tax Returns:
 --Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
 --Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
 --Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]
   97     98     99     00     01     02     03     04     05     06
 ------ ------ ------ ------ ------ ------ ------ ------ ------ ------
  10.00  5.73   -5.89  9.77   4.85   4.03   7.42   4.84   4.60   5.51

                              Calendar Year End (%)


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best Quarter was up 4.09%, 2nd quarter, 1997; and
Worst Quarter was down -3.53%, 4th quarter, 1999.

Insured National Portfolio
--------------------------------------------------------------------------------

                                    [GRAPHIC]



PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2006)
--------------------------------------------------------------------------------

                                               1 Year 5 Years 10 Years
----------------------------------------------------------------------
Class A**  Return Before Taxes                  0.23%  4.33%   4.62%
           ----------------------------------- ------ ------- --------
           Return After Taxes on Distributions -0.23%  4.32%   4.42%
           ----------------------------------- ------ ------- --------
           Return After Taxes on Distributions
           and Sale of Portfolio Shares         1.31%  3.86%   4.63%
---------- ----------------------------------- ------ ------- --------
Class B    Return Before Taxes                  0.54%  4.56%   4.64%
---------- ----------------------------------- ------ ------- --------
Class C    Return Before Taxes                  2.44%  4.54%   4.35%
---------- ----------------------------------- ------ ------- --------
Lehman     (reflects no deduction for fees,
Brothers   expenses, or taxes)
Municipal
Bond Index                                      4.84%  5.53%   5.76%
---------- ----------------------------------- ------ ------- --------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**After-tax Returns:
 --Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
 --Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
 --Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]
   97     98     99     00     01     02     03     04     05     06
 ------ ------ ------ ------ ------ ------ ------ ------ ------ ------
  9.66   5.63  -6.61  12.05   4.80   6.92   7.20   4.32   3.72   4.15

                              Calendar Year End (%)


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best Quarter was up 4.62%, 3rd quarter, 2002; and
Worst Quarter was down -3.23%, 2nd quarter, 2004.

California Portfolio
--------------------------------------------------------------------------------

                                    [GRAPHIC]



PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2006)
--------------------------------------------------------------------------------

                                               1 Year 5 Years 10 Years
----------------------------------------------------------------------
Class A**  Return Before Taxes                 0.64%   4.53%   5.02%
           ----------------------------------- ------ ------- --------
           Return After Taxes on Distributions 0.63%   4.49%   4.97%
           ----------------------------------- ------ ------- --------
           Return After Taxes on Distributions
           and Sale of Portfolio Shares        1.87%   4.51%   4.96%
---------- ----------------------------------- ------ ------- --------
Class B    Return Before Taxes                 1.41%   4.72%   5.02%
---------- ----------------------------------- ------ ------- --------
Class C    Return Before Taxes                 3.40%   4.70%   4.72%
---------- ----------------------------------- ------ ------- --------
Lehman     (reflects no deduction for fees,
Brothers   expenses, or taxes)
Municipal
Bond Index                                     4.84%   5.53%   5.76%
---------- ----------------------------------- ------ ------- --------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**After-tax Returns:
 --Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
 --Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
 --Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]

   97     98     99     00     01     02     03     04     05     06
 ------ ------ ------ ------ ------ ------ ------ ------ ------ ------
 10.89   6.36  -3.29  10.13   4.07   7.22   4.44   5.45   5.01   5.13

                              Calendar Year End (%)


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best Quarter was up 4.87%, 3rd quarter, 2002; and
Worst Quarter was down -2.61%, 4th quarter, 1999.

Insured California Portfolio
--------------------------------------------------------------------------------

                                    [GRAPHIC]



PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2006)
--------------------------------------------------------------------------------

                                               1 Year 5 Years 10 Years
----------------------------------------------------------------------
Class A**  Return Before Taxes                 -0.27%  3.87%   4.77%
           ----------------------------------- ------ ------- --------
           Return After Taxes on Distributions -0.45%  3.73%   4.61%
           ----------------------------------- ------ ------- --------
           Return After Taxes on Distributions
           and Sale of Portfolio Shares         1.31%  3.86%   4.63%
---------- ----------------------------------- ------ ------- --------
Class B    Return Before Taxes                  0.47%  4.02%   4.77%
---------- ----------------------------------- ------ ------- --------
Class C    Return Before Taxes                  2.46%  4.01%   4.47%
---------- ----------------------------------- ------ ------- --------
Lehman     (reflects no deduction for fees,
Brothers   expenses, or taxes)
Municipal
Bond Index                                      4.84%  5.53%   5.76%
---------- ----------------------------------- ------ ------- --------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**After-tax Returns:
 --Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
 --Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
 --Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]

   97     98     99     00     01     02     03     04     05     06
 ------ ------ ------ ------ ------ ------ ------ ------ ------ ------
 10.04   6.12  -4.73  14.53   3.57   8.60   3.96   3.28   3.90   4.18

                              Calendar Year End (%)

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best Quarter was up 6.52%, 3rd quarter, 2002; and
Worst Quarter was down -3.24%, 2nd quarter, 2004.

Arizona Portfolio
--------------------------------------------------------------------------------

                                    [GRAPHIC]



PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2006)
--------------------------------------------------------------------------------

                                               1 Year 5 Years 10 Years
----------------------------------------------------------------------
Class A**  Return Before Taxes                 0.07%   4.53%   5.35%
           ----------------------------------- ------ ------- --------
           Return After Taxes on Distributions 0.07%   4.50%   5.25%
           ----------------------------------- ------ ------- --------
           Return After Taxes on Distributions
           and Sale of Portfolio Shares        1.42%   4.50%   5.22%
---------- ----------------------------------- ------ ------- --------
Class B    Return Before Taxes                 0.79%   4.71%   5.37%
---------- ----------------------------------- ------ ------- --------
Class C    Return Before Taxes                 2.79%   4.71%   5.08%
---------- ----------------------------------- ------ ------- --------
Lehman     (reflects no deduction for fees,
Brothers   expenses, or taxes)
Municipal
Bond Index                                     4.84%   5.53%   5.76%
---------- ----------------------------------- ------ ------- --------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**After-tax Returns:
 --Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
 --Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
 --Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]

   97     98     99     00     01     02     03     04     05     06
 ------ ------ ------ ------ ------ ------ ------ ------ ------ ------
 10.48   7.29  -2.43  10.72   5.42   6.79   5.29   6.35   4.25   4.51

                              Calendar Year End (%)

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best Quarter was up 4.21%, 2nd quarter, 1997; and
Worst Quarter was down -1.52%, 2nd quarter, 1999.

Florida Portfolio
--------------------------------------------------------------------------------

                                    [GRAPHIC]



PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2006)
--------------------------------------------------------------------------------

                                               1 Year 5 Years 10 Years
----------------------------------------------------------------------
Class A**  Return Before Taxes                 0.39%   4.67%   5.24%
           ----------------------------------- ------ ------- --------
           Return After Taxes on Distributions 0.39%   4.65%   5.22%
           ----------------------------------- ------ ------- --------
           Return After Taxes on Distributions
           and Sale of Portfolio Shares        1.78%   4.68%   5.20%
---------- ----------------------------------- ------ ------- --------
Class B    Return Before Taxes                 1.15%   4.84%   5.26%
---------- ----------------------------------- ------ ------- --------
Class C    Return Before Taxes                 3.15%   4.86%   4.97%
---------- ----------------------------------- ------ ------- --------
Lehman     (reflects no deduction for fees,
Brothers   expenses, or taxes)
Municipal
Bond Index                                     4.84%   5.53%   5.76%
---------- ----------------------------------- ------ ------- --------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**After-tax Returns:
 --Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
 --Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
 --Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]

   97     98     99     00     01     02     03     04     05     06
 ------ ------ ------ ------ ------ ------ ------ ------ ------ ------
 10.78   6.23  -3.81  10.61   5.99   7.86   5.40   5.01   4.74   4.89

                              Calendar Year End (%)

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best Quarter was up 4.12%, 3rd quarter, 2002; and
Worst Quarter was down -1.92%, 4th quarter, 1999.

Massachusetts Portfolio
--------------------------------------------------------------------------------

                                    [GRAPHIC]



PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2006)
--------------------------------------------------------------------------------

                                               1 Year 5 Years 10 Years
----------------------------------------------------------------------
Class A**  Return Before Taxes                 -0.11%  4.07%   4.98%
---------- ----------------------------------- ------ ------- --------
           Return After Taxes on Distributions -0.11%  4.04%   4.87%
           ----------------------------------- ------ ------- --------
           Return After Taxes on Distributions
           and Sale of Portfolio Shares         1.33%  4.11%   4.89%
---------- ----------------------------------- ------ ------- --------
Class B    Return Before Taxes                  0.56%  4.26%   5.01%
---------- ----------------------------------- ------ ------- --------
Class C    Return Before Taxes                  2.57%  4.26%   4.72%
---------- ----------------------------------- ------ ------- --------
Lehman     (reflects no deduction for fees,
Brothers   expenses, or taxes)
Municipal
Bond Index                                      4.84%  5.53%   5.76%
---------- ----------------------------------- ------ ------- --------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**After-tax Returns:
 --Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
 --Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
 --Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]

   97     98     99     00     01     02     03     04     05     06
 ------ ------ ------ ------ ------ ------ ------ ------ ------ ------
 11.82   6.79  -4.65  11.93   4.55   6.18   4.74   5.53   4.18   4.28

                              Calendar Year End (%)

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best Quarter was up 4.30%, 3rd quarter, 2004; and
Worst Quarter was down -2.55%, 4th quarter, 1999.

Michigan Portfolio
--------------------------------------------------------------------------------

                                    [GRAPHIC]



PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2006)
--------------------------------------------------------------------------------

                                               1 Year 5 Years 10 Years
----------------------------------------------------------------------
Class A**  Return Before Taxes                 0.85%   4.68%   5.54%
           ----------------------------------- ------ ------- --------
           Return After Taxes on Distributions 0.15%   4.51%   5.52%
           ----------------------------------- ------ ------- --------
           Return After Taxes on Distributions
           and Sale of Portfolio Shares        1.50%   4.46%   5.29%
---------- ----------------------------------- ------ ------- --------
Class B    Return Before Taxes                 0.85%   4.68%   5.54%
---------- ----------------------------------- ------ ------- --------
Class C    Return Before Taxes                 2.85%   4.69%   5.25%
---------- ----------------------------------- ------ ------- --------
Lehman     (reflects no deduction for fees,
Brothers   expenses, or taxes)
Municipal
Bond Index                                     4.84%   5.53%   5.76%
---------- ----------------------------------- ------ ------- --------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**After-tax Returns:
 --Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
 --Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
 --Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]

   97     98     99     00     01     02     03     04     05     06
 ------ ------ ------ ------ ------ ------ ------ ------ ------ ------
 11.49   6.41  -2.90  12.52   5.91   8.24   4.62   5.39   4.30   4.58

                              Calendar Year End (%)

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best Quarter was up 4.40%, 2nd quarter, 1997; and
Worst Quarter was down -2.09%, 2nd quarter, 2004.

Minnesota Portfolio
--------------------------------------------------------------------------------

                                    [GRAPHIC]



PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2006)
--------------------------------------------------------------------------------

                                               1 Year 5 Years 10 Years
----------------------------------------------------------------------
Class A**  Return Before Taxes                 -0.06%  4.14%   5.02%
           ----------------------------------- ------ ------- --------
           Return After Taxes on Distributions -0.07%  4.11%   4.99%
           ----------------------------------- ------ ------- --------
           Return After Taxes on Distributions
           and Sale of Portfolio Shares         1.34%  4.14%   4.97%
---------- ----------------------------------- ------ ------- --------
Class B    Return Before Taxes                  0.63%  4.31%   5.03%
---------- ----------------------------------- ------ ------- --------
Class C    Return Before Taxes                  2.62%  4.31%   4.75%
---------- ----------------------------------- ------ ------- --------
Lehman     (reflects no deduction for fees,
Brothers   expenses, or taxes)
Municipal
Bond Index                                      4.84%  5.53%   5.76%
---------- ----------------------------------- ------ ------- --------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**After-tax Returns:
 --Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
 --Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
 --Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]

   97     98     99     00     01     02     03     04     05     06
 ------ ------ ------ ------ ------ ------ ------ ------ ------ ------
 10.05   6.56  -3.06  11.60   5.09   6.98   5.60   4.22   4.10   4.36

                              Calendar Year End (%)

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best Quarter was up 4.26%, 3rd quarter, 2002; and
Worst Quarter was down -2.71%, 2nd quarter, 2004.

New Jersey Portfolio
--------------------------------------------------------------------------------

                                    [GRAPHIC]



PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2006)
--------------------------------------------------------------------------------

                                               1 Year 5 Years 10 Years
----------------------------------------------------------------------
Class A**  Return Before Taxes                 0.55%   3.90%   4.59%
           ----------------------------------- ------ ------- --------
           Return After Taxes on Distributions 0.54%   3.86%   4.55%
           ----------------------------------- ------ ------- --------
           Return After Taxes on Distributions
           and Sale of Portfolio Shares        1.79%   3.94%   4.59%
---------- ----------------------------------- ------ ------- --------
Class B    Return Before Taxes                 1.19%   4.08%   4.59%
---------- ----------------------------------- ------ ------- --------
Class C    Return Before Taxes                 3.29%   4.08%   4.31%
---------- ----------------------------------- ------ ------- --------
Lehman     (reflects no deduction for fees,
Brothers   expenses, or taxes)
Municipal
Bond Index                                     4.84%   5.53%   5.76%
---------- ----------------------------------- ------ ------- --------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**After-tax Returns:
 --Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
 --Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
 --Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]

   97     98     99     00     01     02     03     04     05     06
 ------ ------ ------ ------ ------ ------ ------ ------ ------ ------
 10.22   7.05  -4.52  11.10   3.32   4.91   5.31   4.64   4.18   5.03

                              Calendar Year End (%)

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best Quarter was up 4.20%, 3rd quarter, 2004; and
Worst Quarter was down -2.88%, 2nd quarter, 2004.

New York Portfolio
--------------------------------------------------------------------------------

                                    [GRAPHIC]



PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2006)
--------------------------------------------------------------------------------

                                               1 Year 5 Years 10 Years
----------------------------------------------------------------------
Class A**  Return Before Taxes                 0.53%   4.52%   4.99%
           ----------------------------------- ------ ------- --------
           Return After Taxes on Distributions 0.53%   4.50%   4.96%
           ----------------------------------- ------ ------- --------
           Return After Taxes on Distributions
           and Sale of Portfolio Shares        1.78%   4.55%   4.97%
---------- ----------------------------------- ------ ------- --------
Class B    Return Before Taxes                 1.29%   4.65%   4.98%
---------- ----------------------------------- ------ ------- --------
Class C    Return Before Taxes                 3.18%   4.64%   4.68%
---------- ----------------------------------- ------ ------- --------
Lehman     (reflects no deduction for fees,
Brothers   expenses, or taxes)
Municipal
Bond Index                                     4.84%   5.53%   5.76%
---------- ----------------------------------- ------ ------- --------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**After-tax Returns:
 --Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
 --Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
 --Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]

   97     98     99     00     01     02     03     04     05     06
 ------ ------ ------ ------ ------ ------ ------ ------ ------ ------
 11.20   5.89  -4.13  11.12   3.98   6.63   6.08   5.24   4.18   5.01

                              Calendar Year End (%)

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best Quarter was up 4.69%, 2nd quarter, 1997; and
Worst Quarter was down -1.68%, 2nd quarter, 1999.

Ohio Portfolio
--------------------------------------------------------------------------------

                                    [GRAPHIC]



PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2006)
--------------------------------------------------------------------------------

                                               1 Year 5 Years 10 Years
----------------------------------------------------------------------
Class A**  Return Before Taxes                 0.41%   4.32%   5.00%
           ----------------------------------- ------ ------- --------
           Return After Taxes on Distributions 0.41%   4.29%   4.97%
           ----------------------------------- ------ ------- --------
           Return After Taxes on Distributions
           and Sale of Portfolio Shares        1.66%   4.32%   4.96%
---------- ----------------------------------- ------ ------- --------
Class B    Return Before Taxes                 1.15%   4.49%   5.01%
---------- ----------------------------------- ------ ------- --------
Class C    Return Before Taxes                 3.15%   4.49%   4.71%
---------- ----------------------------------- ------ ------- --------
Lehman     (reflects no deduction for fees,
Brothers   expenses, or taxes)
Municipal
Bond Index                                     4.84%   5.53%   5.76%
---------- ----------------------------------- ------ ------- --------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**After-tax Returns:
 --Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
 --Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
 --Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]

   97     98     99     00     01     02     03     04     05     06
 ------ ------ ------ ------ ------ ------ ------ ------ ------ ------
 11.66   5.99  -3.71  10.30   4.80   5.92   6.67   4.90   3.84   4.88

                              Calendar Year End (%)

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best Quarter was up 3.87%, 2nd quarter, 1997; and
Worst Quarter was down -2.25%, 4th quarter, 1999.

Pennsylvania Portfolio
--------------------------------------------------------------------------------

                                    [GRAPHIC]



PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2006)
--------------------------------------------------------------------------------

                                               1 Year 5 Years 10 Years
----------------------------------------------------------------------
Class A**  Return Before Taxes                 0.40%   4.42%   5.11%
           ----------------------------------- ------ ------- --------
           Return After Taxes on Distributions 0.40%   4.40%   5.07%
           ----------------------------------- ------ ------- --------
           Return After Taxes on Distributions
           and Sale of Portfolio Shares        1.60%   4.41%   5.04%
---------- ----------------------------------- ------ ------- --------
Class B    Return Before Taxes                 1.07%   4.59%   5.12%
---------- ----------------------------------- ------ ------- --------
Class C    Return Before Taxes                 3.07%   4.59%   4.83%
---------- ----------------------------------- ------ ------- --------
Lehman     (reflects no deduction for fees,
Brothers   expenses, or taxes)
Municipal
Bond Index                                     4.84%   5.53%   5.76%
---------- ----------------------------------- ------ ------- --------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**After-tax Returns:
 --Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
 --Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
 --Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]

   97     98     99     00     01     02     03     04     05     06
 ------ ------ ------ ------ ------ ------ ------ ------ ------ ------
 10.60   6.36  -4.98  10.86   6.98   7.27   5.94   4.58   3.96   4.90

                              Calendar Year End (%)

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best Quarter was up 3.78%, 3rd quarter, 1997; and
Worst Quarter was down -2.36%, 3rd quarter, 1999.

Virginia Portfolio
--------------------------------------------------------------------------------

                                    [GRAPHIC]



PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2006)
--------------------------------------------------------------------------------

                                               1 Year 5 Years 10 Years
----------------------------------------------------------------------
Class A**  Return Before Taxes                 -0.16%  4.73%   5.34%
           ----------------------------------- ------ ------- --------
           Return After Taxes on Distributions -0.18%  4.70%   5.18%
           ----------------------------------- ------ ------- --------
           Return After Taxes on Distributions
           and Sale of Portfolio Shares         1.33%  4.70%   5.17%
---------- ----------------------------------- ------ ------- --------
Class B    Return Before Taxes                  0.55%  4.94%   5.36%
---------- ----------------------------------- ------ ------- --------
Class C    Return Before Taxes                  2.56%  4.93%   5.08%
---------- ----------------------------------- ------ ------- --------
Lehman     (reflects no deduction for fees,
Brothers   expenses, or taxes)
Municipal
Bond Index                                      4.84%  5.53%   5.76%
---------- ----------------------------------- ------ ------- --------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**After-tax Returns:
 --Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
 --Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
 --Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]

   97     98     99     00     01     02     03     04     05     06
 ------ ------ ------ ------ ------ ------ ------ ------ ------ ------
 11.52   7.08  -2.46   9.31   4.87   8.01   6.31   4.82   4.85   4.27

                              Calendar Year End (%)

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best Quarter was up 4.98%, 3rd quarter, 1997; and
Worst Quarter was down -1.59%, 2nd quarter, 2004.

Intermediate Diversified Municipal Portfolio
--------------------------------------------------------------------------------

                                    [GRAPHIC]



PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2006)
--------------------------------------------------------------------------------

                                                             Since
                                                   1 Year Inception**
---------------------------------------------------------------------
Class A*** Return Before Taxes                     -1.48%    2.22%
---------- --------------------------------------- ------ -----------
           Return After Taxes on Distributions     -1.48%    2.21%
           --------------------------------------- ------ -----------
           Return After Taxes on Distributions and
           Sale of Portfolio Shares                 0.05%    2.33%
---------- --------------------------------------- ------ -----------
Class B    Return Before Taxes                     -0.83%    2.41%
---------- --------------------------------------- ------ -----------
Class C    Return Before Taxes                      1.17%    2.41%
---------- --------------------------------------- ------ -----------
Lehman     (reflects no deduction for fees,
Brothers   expenses, or taxes)
Five Year
General
Obligation
Municipal
Bond Index                                          3.37%    3.82%
---------- --------------------------------------- ------ -----------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**Inception Date for Class A, Class B and Class C shares is 2/1/02. ***After-tax Returns:
 --Are shown for Class A shares only and will vary for Class B and Class C shares because these Classes have higher expense ratios;
 --Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
 --Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]

   97     98     99     00     01     02     03     04     05     06
 ------ ------ ------ ------ ------ ------ ------ ------ ------ ------
  n/a    n/a    n/a    n/a    n/a    n/a    3.83   2.26   1.28   2.88

                              Calendar Year End (%)

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best Quarter was up 2.49%, 3rd quarter, 2004; and
Worst Quarter was down -1.85%, 2nd quarter, 2004.

Intermediate California Municipal Portfolio
--------------------------------------------------------------------------------

                                    [GRAPHIC]



PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2006)
--------------------------------------------------------------------------------

                                                             Since
                                                   1 Year Inception**
---------------------------------------------------------------------
Class A*** Return Before Taxes                     -1.36%    2.01%
           --------------------------------------- ------ -----------
           Return After Taxes on Distributions     -1.37%    1.99%
           --------------------------------------- ------ -----------
           Return After Taxes on Distributions and
           Sale of Portfolio Shares                 0.09%    2.12%
---------- --------------------------------------- ------ -----------
Class B    Return Before Taxes                     -0.76%    2.20%
---------- --------------------------------------- ------ -----------
Class C    Return Before Taxes                      1.31%    2.20%
---------- --------------------------------------- ------ -----------
Lehman     (reflects no deduction for fees,
Brothers   expenses, or taxes)
Five Year
General
Obligation
Municipal
Bond Index                                          3.37%    3.82%
---------- --------------------------------------- ------ -----------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**Inception Date for Class A, Class B and Class C shares is 2/1/02. ***After-tax Returns:
 --Are shown for Class A shares only and will vary for Class B and Class C shares because these Classes have higher expense ratios;
 --Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
 --Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                   [CHART]

   97     98     99     00     01     02     03     04     05     06
 ------ ------ ------ ------ ------ ------ ------ ------ ------ ------
  n/a    n/a    n/a    n/a    n/a    n/a    3.43   2.33   1.29   3.02

                              Calendar Year End (%)


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best Quarter was up 2.47%, 3rd quarter, 2006; and
Worst Quarter was down -1.79%, 2nd quarter, 2004.

Intermediate New York Municipal Portfolio
--------------------------------------------------------------------------------

                                    [GRAPHIC]



PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2006)
--------------------------------------------------------------------------------

                                                             Since
                                                   1 Year Inception**
---------------------------------------------------------------------
Class A*** Return Before Taxes                     -1.42%    2.30%
           --------------------------------------- ------ -----------
           Return After Taxes on Distributions     -1.42%    2.29%
           --------------------------------------- ------ -----------
           Return After Taxes on Distributions and
           Sale of Portfolio Shares                 0.12%    2.41%
---------- --------------------------------------- ------ -----------
Class B    Return Before Taxes                     -0.78%    2.49%
---------- --------------------------------------- ------ -----------
Class C    Return Before Taxes                      1.21%    2.49%
---------- --------------------------------------- ------ -----------
Lehman     (reflects no deduction for fees,
Brothers   expenses, or taxes)
Five Year
General
Obligation
Municipal
Bond Index                                          3.37%    3.82%
---------- --------------------------------------- ------ -----------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**Inception Date for Class A, Class B and Class C shares is 2/1/02. ***After-tax Returns:
 --Are shown for Class A shares only and will vary for Class B and Class C shares because these Classes have higher expense ratios;
 --Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
 --Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]

   97     98     99     00     01     02     03     04     05     06
 ------ ------ ------ ------ ------ ------ ------ ------ ------ ------
  n/a    n/a    n/a    n/a    n/a    n/a    3.69   2.26   1.39   2.93

                              Calendar Year End (%)


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best Quarter was up 2.64%, 3rd quarter, 2004; and
Worst Quarter was down -1.93%, 2nd quarter, 2004.

RISKS SUMMARY
--------------------------------------------------------------------------------

In this Summary, we describe principal and other risks that may affect a Portfolio's investment portfolio as a whole. This Prospectus has additional descriptions of risks applicable to specific investments in the discussions below under "More Information About the Portfolios and Their Investments."

MARKET RISK
This is the risk that the value of a Portfolio's investments will fluctuate as the bond markets fluctuate and that prices overall will decline over short or long-term periods.

MUNICIPAL MARKET RISK
This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of a Portfolio's investments in municipal securities. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. Because the State Portfolios and Intermediate State Portfolios may invest a large portion of their assets in municipal securities issued within a particular state, they are more vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. To the extent that the National Portfolio or the Intermediate Diversified Municipal Portfolio invest in a particular state's municipal securities, these Portfolios are subject to the same risks. A Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

INTEREST RATE RISK
Changes in interest rates will affect the value of a Portfolio's investments in fixed-income securities. When interest rates rise, the value of a Portfolio's investments tends to fall and this decrease in value may not be offset by higher interest income from new investments. Interest rate risk is generally greater for Portfolios that invest in fixed-income securities with longer maturities or durations.

CREDIT RISK
This is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

INFLATION RISK
This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of each Portfolio's assets can decline as can the value of the Portfolio's distributions. This risk is generally greater for those Portfolios that invest a significant portion of their assets in fixed-income securities with longer maturities.

PREPAYMENT RISK
Many municipal securities have call features that allow the issuer of the security to repay principal prior to the maturity date of the security. The issuer will typically call a security when interest rates are lower than the original issue yield of the security. A Portfolio may lose any premium it has paid for the called security over its par value and the principal received by the Portfolio when a security is called is usually reinvested at lower yield.

DIVERSIFICATION RISK
Portfolios that are "non-diversified" may invest more of their assets in a relatively small number of issuers. Portfolios that invest in a relatively small number of issuers are more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

DERIVATIVES RISK
The Portfolios may use derivative securities. These investment strategies may be riskier than other investment strategies and may result in greater volatility for a Portfolio, particularly during periods of market declines.

LIQUIDITY RISK
Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Portfolio from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. All of the Portfolios, particularly the State Portfolios and Intermediate State Portfolios, are subject to liquidity risk because the market for municipal securities is generally smaller than many other markets.

MANAGEMENT RISK
Each Portfolio is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but there is no guarantee that its techniques will produce the intended results.

--------------------------------------------------------------------------------------------------------------------------------
                                                Municipal Interest                             Diversifi-
                                         Market  Market     Rate   Credit Inflation Prepayment   cation   Derivatives Liquidity
Fund                                      Risk    Risk      Risk    Risk    Risk       Risk       Risk       Risk       Risk
--------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein National Portfolio       .        .        .       .        .         .                      .          .
--------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Insured National
 Portfolio                                 .        .        .       .        .         .                      .          .
--------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein California Portfolio     .        .        .       .        .         .                      .          .
--------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Insured California
 Portfolio                                 .        .        .       .        .         .          .           .          .
--------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Arizona Portfolio        .        .        .       .        .         .                      .          .
--------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Florida Portfolio        .        .        .       .        .         .                      .          .
--------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Massachusetts
 Portfolio                                 .        .        .       .        .         .                      .          .
--------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Michigan Portfolio       .        .        .       .        .         .                      .          .
--------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Minnesota Portfolio      .        .        .       .        .         .                      .          .
--------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein New Jersey Portfolio     .        .        .       .        .         .                      .          .
--------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein New York Portfolio       .        .        .       .        .         .                      .          .
--------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Ohio Portfolio           .        .        .       .        .         .                      .          .
--------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Pennsylvania Portfolio   .        .        .       .        .         .          .           .          .
--------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Virginia Portfolio       .        .        .       .        .         .          .           .          .
--------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Intermediate
 Diversified Municipal Portfolio           .        .        .       .        .         .                      .          .
--------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Intermediate
 California Portfolio                      .        .        .       .        .         .          .           .          .
--------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Intermediate
 New York Portfolio                        .        .        .       .        .         .          .           .          .
--------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------

                                         Management
Fund                                        Risk
---------------------------------------------------
AllianceBernstein National Portfolio         .
---------------------------------------------------
AllianceBernstein Insured National
 Portfolio                                   .
---------------------------------------------------
AllianceBernstein California Portfolio       .
---------------------------------------------------
AllianceBernstein Insured California
 Portfolio                                   .
---------------------------------------------------
AllianceBernstein Arizona Portfolio          .
---------------------------------------------------
AllianceBernstein Florida Portfolio          .
---------------------------------------------------
AllianceBernstein Massachusetts
 Portfolio                                   .
---------------------------------------------------
AllianceBernstein Michigan Portfolio         .
---------------------------------------------------
AllianceBernstein Minnesota Portfolio        .
---------------------------------------------------
AllianceBernstein New Jersey Portfolio       .
---------------------------------------------------
AllianceBernstein New York Portfolio         .
---------------------------------------------------
AllianceBernstein Ohio Portfolio             .
---------------------------------------------------
AllianceBernstein Pennsylvania Portfolio     .
---------------------------------------------------
AllianceBernstein Virginia Portfolio         .
---------------------------------------------------
AllianceBernstein Intermediate
 Diversified Municipal Portfolio             .
---------------------------------------------------
AllianceBernstein Intermediate
 California Portfolio                        .
---------------------------------------------------
AllianceBernstein Intermediate
 New York Portfolio                          .
---------------------------------------------------

FEES AND EXPENSES OF THE PORTFOLIOS
--------------------------------------------------------------------------------


                WHY ARE PORTFOLIO FEES AND EXPENSES IMPORTANT?

  Fees and expenses reduce the investment performance of a Portfolio. The information provided below is intended to help you understand what these fees and expenses are and provide examples of the dollar amount of these costs to help you make comparisons with other funds. Some of these fees are paid directly by you at the time of investment (for example, a front-end sales charge) or, under certain circumstances, at the time you redeem or sell your shares back to a Portfolio. You pay other fees and expenses indirectly because they are deducted from a Portfolio's assets and reduce the value of your shares. These fees include management fees, distribution (Rule 12b-1) fees, and operating expenses.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                   Class A   Class B     Class C
                                                                   Shares    Shares      Shares
----------------------------------------------------------------- --------- ---------- -----------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
 of offering price)                                               4.25% (a)    None       None

Maximum Deferred Sales Charge (Load) (as a percentage of original
 purchase price or redemption proceeds, whichever is lower)       None (a)  3.00% (a)* 1.00% (a)**

Exchange Fee                                                        None       None       None

(a)Class A sales charges may be reduced or eliminated in certain circumstances, typically for large purchases and for certain group retirement plans. In some cases, however, a 1%, 1-year contingent deferred sales charge or CDSC may apply to Class A shares. CDSCs for Class A, Class B and Class C shares may also be subject to waiver in certain circumstances. See "Investing in the Portfolios--CDSC Waivers and Other Programs" in this Prospectus and "Purchase of Shares" in the Statement of Additional Information or SAI.
* Class B Shares automatically convert to Class A Shares after 6 years.
  For Class B shares the CDSC decreases 1.00% annually to 0% after the 3/rd/ year.
**For Class C shares, the CDSC is 0% after the first year.

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets) and EXAMPLES

The Examples are to help you compare the cost of investing in a Portfolio with the cost of investing in other portfolios. They assume that you invest $10,000 in each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

                              Operating Expenses
       -----------------------------------------------------------------
                                                 Class A Class B Class C
       National Portfolio                        ------- ------- -------
        Management Fees                            .45%    .45%    .45%
        Distribution and/or Service (12b-1) Fees   .30%   1.00%   1.00%
        Interest Expense                           .10%    .10%    .10%
        Other Expenses
          Transfer Agent                           .07%    .08%    .07%
          Other Expenses                           .09%    .10%    .10%
                                                  ----    ----    ----
        Total Other Expenses                       .16%    .18%    .17%
                                                  ----    ----    ----
        Total Portfolio Operating Expenses        1.01%   1.73%   1.72%
                                                  ----    ----    ----
        Waiver and/or Expense
         Reimbursement (a)                        (.23)%  (.25)%  (.24)%
                                                  ----    ----    ----
        Net Expenses (b)(c)                        .78%   1.48%   1.48%
                                                  ====    ====    ====

                           Examples
--------------------------------------------------------------
                 Class A Class B+ Class B++ Class C+ Class C++
                 ------- -------- --------- -------- ---------
After 1/st/ year $  492   $  441   $  141    $  241   $  141
After 3 years*   $  701   $  611   $  511    $  509   $  509
After 5 years*   $  928   $  906   $  906    $  902   $  902
After 10 years*  $1,580   $1,645   $1,645    $2,002   $2,002

--------------------------------------------------------------------------------
Please refer to footnotes on page 30.

                              Operating Expenses
       -----------------------------------------------------------------
                                                 Class A Class B Class C
       Insured National Portfolio                ------- ------- -------
        Management Fees                            .45%    .45%    .45%
        Distribution and/or Service (12b-1) Fees   .30%   1.00%   1.00%
        Other Expenses
          Transfer Agent                           .06%    .07%    .06%
          Other Expenses                           .23%    .23%    .23%
                                                  ----    ----    ----
        Total Other Expenses                       .29%    .30%    .29%
                                                  ----    ----    ----
        Total Portfolio Operating Expenses        1.04%   1.75%   1.74%
                                                  ----    ----    ----
        Waiver and/or Expense
         Reimbursement (a)                           0%   (.01)%     0%
                                                  ----    ----    ----
        Net Expenses (b)                          1.04%   1.74%   1.74%
                                                  ====    ====    ====

                           Examples
--------------------------------------------------------------
                 Class A Class B+ Class B++ Class C+ Class C++
                 ------- -------- --------- -------- ---------
After 1/st/ year $  527   $  477   $  177    $  277   $  177
After 3 years    $  742   $  650   $  550    $  548   $  548
After 5 years    $  975   $  948   $  948    $  944   $  944
After 10 years   $1,642   $1,702   $1,702    $2,052   $2,052

                              Operating Expenses
       -----------------------------------------------------------------
                                                 Class A Class B Class C
       California Portfolio                      ------- ------- -------
        Management Fees                            .45%    .45%    .45%
        Distribution and/or Service (12b-1) Fees   .30%   1.00%   1.00%
        Other Expenses
          Transfer Agent                           .04%    .05%    .04%
          Other Expenses                           .06%    .06%    .07%
                                                  ----    ----    ----
        Total Other Expenses                       .10%    .11%    .11%
                                                  ----    ----    ----
        Total Portfolio Operating Expenses         .85%   1.56%   1.56%
                                                  ----    ----    ----
        Waiver and/or Expense
         Reimbursement (a)                        (.08)%  (.09)%  (.09)%
                                                  ----    ----    ----
        Net Expenses (b)                           .77%   1.47%   1.47%
                                                  ====    ====    ====

                           Examples
--------------------------------------------------------------
                 Class A Class B+ Class B++ Class C+ Class C++
                 ------- -------- --------- -------- ---------
After 1/st/ year $  500   $  450   $  150    $  250   $  150
After 3 years*   $  677   $  584   $  484    $  484   $  484
After 5 years*   $  869   $  841   $  841    $  841   $  841
After 10 years*  $1,422   $1,482   $1,482    $1,849   $1,849

                              Operating Expenses
       -----------------------------------------------------------------
                                                 Class A Class B Class C
       Insured California Portfolio              ------- ------- -------
        Management Fees                            .45%    .45%    .45%
        Distribution and/or Service (12b-1) Fees   .30%   1.00%   1.00%
        Other Expenses
          Transfer Agent                           .04%    .05%    .04%
          Other Expenses                           .24%    .24%    .24%
                                                  ----    ----    ----
        Total Other Expenses                       .28%    .29%    .28%
                                                  ----    ----    ----
        Total Portfolio Operating Expenses (b)    1.03%   1.74%   1.73%
                                                  ====    ====    ====

                           Examples
--------------------------------------------------------------
                 Class A Class B+ Class B++ Class C+ Class C++
                 ------- -------- --------- -------- ---------
After 1/st/ year $  526   $  477   $  177    $  276   $  176
After 3 years    $  739   $  648   $  548    $  545   $  545
After 5 years    $  969   $  944   $  944    $  939   $  939
After 10 years   $1,631   $1,692   $1,692    $2,041   $2,041

                              Operating Expenses
       -----------------------------------------------------------------
                                                 Class A Class B Class C
       Arizona Portfolio                         ------- ------- -------
        Management Fees                            .45%    .45%    .45%
        Distribution and/or Service (12b-1) Fees   .30%   1.00%   1.00%
        Other Expenses
          Transfer Agent                           .03%    .04%    .04%
          Other Expenses                           .17%    .17%    .16%
                                                  ----    ----    ----
        Total Other Expenses                       .20%    .21%    .20%
                                                  ----    ----    ----
        Total Portfolio Operating Expenses         .95%   1.66%   1.65%
                                                  ----    ----    ----
        Waiver and/or Expense
         Reimbursement (a)                        (.17)%  (.18)%  (.17)%
                                                  ----    ----    ----
        Net Expenses (b)                           .78%   1.48%   1.48%
                                                  ====    ====    ====

                           Examples
--------------------------------------------------------------
                 Class A Class B+ Class B++ Class C+ Class C++
                 ------- -------- --------- -------- ---------
After 1/st/ year $  501   $  451   $  151    $  251   $  151
After 3 years*   $  699   $  606   $  506    $  504   $  504
After 5 years*   $  912   $  885   $  885    $  881   $  881
After 10 years*  $1,527   $1,587   $1,587    $1,940   $1,940

--------------------------------------------------------------------------------
Please refer to the footnotes on page 30.

                              Operating Expenses
       -----------------------------------------------------------------
                                                 Class A Class B Class C
       Florida Portfolio                         ------- ------- -------
        Management Fees                            .45%    .45%    .45%
        Distribution and/or Service (12b-1) Fees   .30%   1.00%   1.00%
        Interest Expense                           .05%    .05%    .05%
        Other Expenses
          Transfer Agent                           .03%    .04%    .03%
          Other Expenses                           .15%    .15%    .15%
                                                  ----    ----    ----
        Total Other Expenses                       .18%    .19%    .18%
                                                  ----    ----    ----
        Total Portfolio Operating Expenses         .98%   1.69%   1.68%
                                                  ----    ----    ----
        Waiver and/or Expense
         Reimbursement (a)                        (.15)%  (.16)%  (.15)%
                                                  ----    ----    ----
        Net Expenses (b)(c)                        .83%   1.53%   1.53%
                                                  ====    ====    ====

                           Examples
--------------------------------------------------------------
                 Class A Class B+ Class B++ Class C+ Class C++
                 ------- -------- --------- -------- ---------
After 1/st/ year $  501   $  451   $  151    $  251   $  151
After 3 years*   $  705   $  612   $  512    $  510   $  510
After 5 years*   $  925   $  898   $  898    $  894   $  894
After 10 years*  $1,558   $1,618   $1,618    $1,970   $1,970

                              Operating Expenses
       -----------------------------------------------------------------
                                                 Class A Class B Class C
       Massachusetts Portfolio                   ------- ------- -------
        Management Fees                            .45%    .45%    .45%
        Distribution and/or Service (12b-1) Fees   .30%   1.00%   1.00%
        Interest Expense                           .07%    .07%    .07%
        Other Expenses
          Transfer Agent                           .05%    .05%    .05%
          Other Expenses                           .22%    .24%    .23%
                                                  ----    ----    ----
        Total Other Expenses                       .27%    .29%    .28%
                                                  ----    ----    ----
        Total Portfolio Operating Expenses        1.09%   1.81%   1.80%
                                                  ----    ----    ----
        Waiver and/or Expense
         Reimbursement (a)                        (.20)%  (.22)%  (.21)%
                                                  ----    ----    ----
        Net Expenses (b)(c)                        .89%   1.59%   1.59%
                                                  ====    ====    ====

                           Examples
--------------------------------------------------------------
                 Class A Class B+ Class B++ Class C+ Class C++
                 ------- -------- --------- -------- ---------
After 1/st/ year $  505   $  455   $  155    $  255   $  155
After 3 years*   $  731   $  641   $  541    $  539   $  539
After 5 years*   $  975   $  953   $  953    $  949   $  949
After 10 years*  $1,674   $1,739   $1,739    $2,093   $2,093

                              Operating Expenses
       -----------------------------------------------------------------
                                                 Class A Class B Class C
       Michigan Portfolio                        ------- ------- -------
        Management Fees                            .45%    .45%    .45%
        Distribution and/or Service (12b-1) Fees   .30%   1.00%   1.00%
        Other Expenses
          Transfer Agent                           .06%    .07%    .06%
          Other Expenses                           .23%    .23%    .23%
                                                  ----    ----    ----
        Total Other Expenses                       .29%    .30%    .29%
                                                  ----    ----    ----
        Total Portfolio Operating Expenses        1.04%   1.75%   1.74%
                                                  ----    ----    ----
        Waiver and/or Expense
         Reimbursement (a)                        (.06)%  (.06)%  (.06)%
                                                  ----    ----    ----
        Net Expenses (b)                           .98%   1.69%   1.68%
                                                  ====    ====    ====

                           Examples
--------------------------------------------------------------
                 Class A Class B+ Class B++ Class C+ Class C++
                 ------- -------- --------- -------- ---------
After 1/st/ year $  521   $  472   $  172    $  271   $  171
After 3 years*   $  736   $  645   $  545    $  542   $  542
After 5 years*   $  969   $  943   $  943    $  938   $  938
After 10 years*  $1,637   $1,698   $1,698    $2,047   $2,047

                              Operating Expenses
       -----------------------------------------------------------------
                                                 Class A Class B Class C
       Minnesota Portfolio                       ------- ------- -------
        Management Fees                            .45%    .45%    .45%
        Distribution and/or Service (12b-1) Fees   .30%   1.00%   1.00%
        Interest Expense                           .08%    .08%    .08%
        Other Expenses
          Transfer Agent                           .05%    .06%    .05%
          Other Expenses                           .29%    .29%    .29%
                                                  ----    ----    ----
        Total Other Expenses                       .34%    .35%    .34%
                                                  ----    ----    ----
        Total Portfolio Operating Expenses        1.17%   1.88%   1.87%
                                                  ----    ----    ----
        Waiver and/or Expense
         Reimbursement (a)                        (.19)%  (.20)%  (.19)%
                                                  ----    ----    ----
        Net Expenses (b)(c)                        .98%   1.68%   1.68%
                                                  ====    ====    ====

                           Examples
--------------------------------------------------------------
                 Class A Class B+ Class B++ Class C+ Class C++
                 ------- -------- --------- -------- ---------
After 1/st/ year $  513   $  463   $  163    $  263   $  163
After 3 years*   $  755   $  664   $  564    $  562   $  562
After 5 years*   $1,016   $  990   $  990    $  986   $  986
After 10 years*  $1,762   $1,822   $1,822    $2,168   $2,168

--------------------------------------------------------------------------------
Please refer to the footnotes on page 30.

                              Operating Expenses
       -----------------------------------------------------------------
                                                 Class A Class B Class C
       New Jersey Portfolio                      ------- ------- -------
        Management Fees                            .45%    .45%    .45%
        Distribution and/or Service (12b-1) Fees   .30%   1.00%   1.00%
        Interest Expense                           .15%    .15%    .15%
        Other Expenses
          Transfer Agent                           .05%    .06%    .06%
          Other Expenses                           .20%    .20%    .19%
                                                  ----    ----    ----
        Total Other Expenses                       .25%    .26%    .25%
                                                  ----    ----    ----
        Total Portfolio Operating Expenses        1.15%   1.86%   1.85%
                                                  ----    ----    ----
        Waiver and/or Expense
         Reimbursement (a)                        (.13)%  (.14)%  (.13)%
                                                  ----    ----    ----
        Net Expenses (b)(c)                       1.02%   1.72%   1.72%
                                                  ====    ====    ====

                           Examples
--------------------------------------------------------------
                 Class A Class B+ Class B++ Class C+ Class C++
                 ------- -------- --------- -------- ---------
After 1/st/ year $  510   $  460   $  160    $  260   $  160
After 3 years*   $  748   $  657   $  557    $  555   $  555
After 5 years*   $1,005   $  979   $  979    $  975   $  975
After 10 years*  $1,739   $1,800   $1,800    $2,146   $2,146

                              Operating Expenses
       -----------------------------------------------------------------
                                                 Class A Class B Class C
       New York Portfolio                        ------- ------- -------
        Management Fees                            .45%    .45%    .45%
        Distribution and/or Service (12b-1) Fees   .30%   1.00%   1.00%
        Other Expenses
          Transfer Agent                           .06%    .07%    .06%
          Other Expenses                           .08%    .08%    .09%
                                                  ----    ----    ----
        Total Other Expenses                       .14%    .15%    .15%
                                                  ----    ----    ----
        Total Portfolio Operating Expenses         .89%   1.60%   1.60%
                                                  ----    ----    ----
        Waiver and/or Expense
         Reimbursement (a)                        (.31)%  (.32)%  (.32)%
                                                  ----    ----    ----
        Net Expenses (b)                           .58%   1.28%   1.28%
                                                  ====    ====    ====

                           Examples
--------------------------------------------------------------
                 Class A Class B+ Class B++ Class C+ Class C++
                 ------- -------- --------- -------- ---------
After 1/st/ year $  482   $  430   $  130    $  230   $  130
After 3 years*   $  667   $  574   $  474    $  474   $  474
After 5 years*   $  868   $  841   $  841    $  841   $  841
After 10 years*  $1,447   $1,507   $1,507    $1,873   $1,873

                              Operating Expenses
       -----------------------------------------------------------------
                                                 Class A Class B Class C
       Ohio Portfolio                            ------- ------- -------
        Management Fees                            .45%    .45%    .45%
        Distribution and/or Service (12b-1) Fees   .30%   1.00%   1.00%
        Other Expenses
          Transfer Agent                           .05%    .06%    .05%
          Other Expenses                           .18%    .18%    .18%
                                                  ----    ----    ----
        Total Other Expenses                       .23%    .24%    .23%
                                                  ----    ----    ----
        Total Portfolio Operating Expenses         .98%   1.69%   1.68%
                                                  ----    ----    ----
        Waiver and/or Expense
         Reimbursement (a)                        (.13)%  (.14)%  (.13)%
                                                  ----    ----    ----
        Net Expenses (b)                           .85%   1.55%   1.55%
                                                  ====    ====    ====

                           Examples
--------------------------------------------------------------
                 Class A Class B+ Class B++ Class C+ Class C++
                 ------- -------- --------- -------- ---------
After 1/st/ year $  508   $  458   $  158    $  258   $  158
After 3 years*   $  711   $  619   $  519    $  517   $  517
After 5 years*   $  932   $  905   $  905    $  900   $  900
After 10 years*  $1,564   $1,624   $1,624    $1,976   $1,976

                              Operating Expenses
       -----------------------------------------------------------------
                                                 Class A Class B Class C
       Pennsylvania Portfolio                    ------- ------- -------
        Management Fees                            .45%    .45%    .45%
        Distribution and/or Service (12b-1) Fees   .30%   1.00%   1.00%
        Interest Expense                           .11%    .11%    .11%
        Other Expenses
          Transfer Agent                           .05%    .06%    .05%
          Other Expenses                           .20%    .20%    .21%
                                                  ----    ----    ----
        Total Other Expenses                       .25%    .26%    .26%
                                                  ----    ----    ----
        Total Portfolio Operating Expenses        1.11%   1.82%   1.82%
                                                  ----    ----    ----
        Waiver and/or Expense
         Reimbursement (a)                        (.05)%  (.06)%  (.06)%
                                                  ----    ----    ----
        Net Expenses (b)(c)                       1.06%   1.76%   1.76%
                                                  ====    ====    ====

                           Examples
--------------------------------------------------------------
                 Class A Class B+ Class B++ Class C+ Class C++
                 ------- -------- --------- -------- ---------
After 1/st/ year $  518   $  468   $  168    $  268   $  168
After 3 years*   $  748   $  656   $  556    $  556   $  556
After 5 years*   $  996   $  969   $  969    $  969   $  969
After 10 years*  $1,706   $1,766   $1,766    $2,123   $2,123

--------------------------------------------------------------------------------
Please refer to the footnotes on page 30.

                              Operating Expenses
       -----------------------------------------------------------------
                                                 Class A Class B Class C
       Virginia Portfolio                        ------- ------- -------
        Management Fees                            .45%    .45%    .45%
        Distribution and/or Service (12b-1) Fees   .30%   1.00%   1.00%
        Interest Expense                           .02%    .02%    .02%
        Other Expenses
          Transfer Agent                           .05%    .05%    .05%
          Other Expenses                           .19%    .20%    .19%
                                                  ----    ----    ----
        Total Other Expenses                       .24%    .25%    .24%
                                                  ----    ----    ----
        Total Portfolio Operating Expenses        1.01%   1.72%   1.71%
                                                  ----    ----    ----
        Waiver and/or Expense
         Reimbursement (a)                        (.27)%  (.28)%  (.27)%
                                                  ----    ----    ----
        Net Expenses (b)(c)                        .74%   1.44%   1.44%
                                                  ====    ====    ====

                           Examples
--------------------------------------------------------------
                 Class A Class B+ Class B++ Class C+ Class C++
                 ------- -------- --------- -------- ---------
After 1/st/ year $  495   $  445   $  145    $  245   $  145
After 3 years*   $  705   $  613   $  513    $  511   $  511
After 5 years*   $  932   $  905   $  905    $  901   $  901
After 10 years*  $1,584   $1,644   $1,644    $1,995   $1,995

                              Operating Expenses
       -----------------------------------------------------------------
       Intermediate Diversified Municipal        Class A Class B Class C
       Portfolio                                 ------- ------- -------
        Management Fees                            .46%    .46%    .46%
        Distribution and/or Service (12b-1) Fees   .30%   1.00%   1.00%
        Other Expenses
          Transfer Agent                           .05%    .05%    .05%
          Other Expenses                           .08%    .07%    .08%
                                                   ---    ----    ----
        Total Other Expenses                       .13%    .12%    .13%
                                                   ---    ----    ----
        Total Portfolio Operating Expenses (b)     .89%   1.58%   1.59%
                                                   ===    ====    ====

                           Examples
--------------------------------------------------------------
                 Class A Class B+ Class B++ Class C+ Class C++
                 ------- -------- --------- -------- ---------
After 1/st/ year $  512   $  461   $  161    $  262   $  162
After 3 years*   $  697   $  599   $  499    $  502   $  502
After 5 years*   $  897   $  860   $  860    $  866   $  866
After 10 years*  $1,474   $1,523   $1,523    $1,889   $1,889

                              Operating Expenses
       -----------------------------------------------------------------
       Intermediate California                   Class A Class B Class C
       Municipal Portfolio                       ------- ------- -------
        Management Fees                            .49%    .49%    .49%
        Distribution and/or Service (12b-1) Fees   .30%   1.00%   1.00%
        Other Expenses
          Transfer Agent                           .04%    .04%    .04%
          Other Expenses                           .06%    .07%    .06%
                                                   ---    ----    ----
        Total Other Expenses                       .10%    .11%    .10%
                                                   ---    ----    ----
        Total Portfolio Operating Expenses (b)     .89%   1.60%   1.59%
                                                   ===    ====    ====

                           Examples
--------------------------------------------------------------
                 Class A Class B+ Class B++ Class C+ Class C++
                 ------- -------- --------- -------- ---------
After 1/st/ year $  512   $  463   $  163    $  262   $  162
After 3 years*   $  697   $  605   $  505    $  502   $  502
After 5 years*   $  897   $  871   $  871    $  866   $  866
After 10 years*  $1,474   $1,535   $1,535    $1,889   $1,889

                              Operating Expenses
       -----------------------------------------------------------------
       Intermediate New York                     Class A Class B Class C
       Municipal Portfolio                       ------- ------- -------
        Management Fees                            .48%    .48%    .48%
        Distribution and/or Service (12b-1) Fees   .30%   1.00%   1.00%
        Other Expenses
          Transfer Agent                           .05%    .05%    .05%
          Other Expenses                           .08%    .08%    .08%
                                                   ---    ----    ----
        Total Other Expenses                       .13%    .13%    .13%
                                                   ---    ----    ----
        Total Portfolio Operating Expenses (b)     .91%   1.61%   1.61%
                                                   ===    ====    ====

                           Examples
--------------------------------------------------------------
                 Class A Class B+ Class B++ Class C+ Class C++
                 ------- -------- --------- -------- ---------
After 1/st/ year $  514   $  464   $  164    $  264   $  164
After 3 years*   $  703   $  608   $  508    $  508   $  508
After 5 years*   $  907   $  876   $  876    $  876   $  876
After 10 years*  $1,497   $1,552   $1,552    $1,911   $1,911

+ Assumes redemption at end of period and, with respect to shares held 10 years, conversion of Class B shares to Class A shares after 6 years.
++ Assumes no redemption at end of period and, with respect to shares held 10 years, conversion of Class B shares to Class A shares after 6 years.
* These examples assume that the Adviser's agreement to waive advisory fees and/or reimburse Portfolio operating expenses is not extended beyond its current period.
(a)The Adviser has contractually agreed to waive a portion of its advisory fee and/or reimburse this Portfolio for a portion of its operating expenses. This waiver extends through the Portfolio's current fiscal year and may be extended by the Adviser for additional one-year terms.
(b)Does not reflect expenses attributable to costs of proxy solicitation that occurred in fiscal year 2006.
(c)If interest expenses were excluded, net expenses would be as follows:

                                        Class A Class B Class C
                                        ------- ------- -------
                National Portfolio       .68%    1.38%   1.38%
                Florida Portfolio        .78%    1.48%   1.48%
                Massachusetts Portfolio  .82%    1.52%   1.52%
                Minnesota Portfolio      .90%    1.60%   1.60%
                New Jersey Portfolio     .87%    1.57%   1.57%
                Pennsylvania Portfolio   .95%    1.65%   1.65%
                Virginia Portfolio       .72%    1.42%   1.42%

INVESTING IN THE PORTFOLIOS
--------------------------------------------------------------------------------

This section discusses how to buy, sell or redeem, or exchange different classes of shares in a Portfolio that are offered in this Prospectus. The Portfolios offer three classes of shares through this Prospectus.

Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different on-going distribution expenses. For additional information on the differences between the different classes of shares and factors to consider when choosing among them, please see "The Different Share Class Expenses" and "The Pros and Cons of Different Share Classes" below. Keep in mind that only Class A shares offer Quantity Discounts on sales charges, as described more fully under "Sales Charge Reduction Programs" below. Also, you can learn more about payments to brokers, financial planners, banks, insurance companies, registered investment advisors, pension plan consultants or other "financial intermediaries" who distribute shares of the Portfolios and your individual financial advisor under "Payments to Financial Advisors and their Firms."

HOW TO BUY SHARES

Class A, Class B and Class C Shares

You may purchase a Portfolio's Class A, Class B, or Class C shares through financial intermediaries, such as broker-dealers or banks. You also may purchase shares directly from the Portfolios' principal underwriter, AllianceBernstein Investments, Inc., or ABI.

Purchases Minimums and Maximums

Minimums:*

--Initial:    $2,500
--Subsequent: $   50

--------------------------------------------------------------------------------
*These purchase minimums may not apply to accounts established in connection with the Automatic Investment Program and to some retirement-related investment programs. Please see "Automatic Investment Program" and "Retirement and Employee Benefit Plans", respectively, below. Additionally, these investment minimums do not apply to persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI.
Maximum Individual Purchase Amount:

--Class A shares       None
--Class B shares $  100,000
--Class C shares $1,000,000

Your broker or financial advisor must receive your purchase request by 4:00 p.m., Eastern time, and submit it to the Portfolio by a pre-arranged time for you to receive the next-determined net asset value or NAV, less any applicable initial sales charge.

If you are an existing Portfolio shareholder and you have completed the appropriate section of the Subscription Application, you may purchase additional shares by telephone with payment by electronic funds transfer in amounts not exceeding $500,000. AllianceBernstein Investor Services, Inc., or ABIS, must receive and confirm telephone requests before 4:00 p.m., Eastern time, to receive that day's public offering price. Call 800-221-5672 to arrange a transfer from your bank account.

Retirement and Employee Benefit Plans
Special eligibility rules apply to some retirement and employee benefit plans. Although the Portfolios offer their shares to various types of tax-deferred accounts as described below, investments in the Portfolios may not be appropriate for tax-deferred accounts because the Portfolios' returns consist primarily of tax-exempt interest income. Except as indicated, there are no investment minimums for the plans listed below. Class A shares are available to:

..  Traditional and ROTH IRAs (the minimums listed in the table above apply);

..  SEPs, SAR-SEPs, SIMPLE IRAs, and individual 403(b) plans;

.. all 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Portfolio ("group retirement plans") with assets of $1,000,000 or more;

.. AllianceBernstein-sponsored Coverdell Education Savings Accounts ($2,000 initial investment minimum, $150 automatic investment program monthly minimum);

..  AllianceBernstein-sponsored group retirement plans;

..  AllianceBernstein Link, AllianceBernstein Individual 401(k), and
   AllianceBernstein SIMPLE IRA plans; and

.. Certain defined contribution retirement plans that do not have plan level or omnibus accounts on the books of a Portfolio.

Class B shares are generally not available to group retirement plans; however, group retirement plans that selected Class B shares as an investment alternative under their plan before September 2, 2003 may continue to purchase Class B shares.

Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k), and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and 100 employees and to group retirement plans with plan assets of less than $1,000,000.

Required Information
A Portfolio is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number (for most investors, your social security number). A Portfolio may also ask to see other identifying documents. If you do not provide the information, the Portfolio will not be able to open your account. If a Portfolio is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Portfolio believes it has identified potential criminal activity, the Portfolio reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or Resident Alien, your account must be affiliated with a NASD member firm.

A Portfolio is required to withhold 28% of taxable dividends, capital gains distributions, and redemptions paid to any shareholder who has not provided the Portfolio with his or her certified taxpayer identification number. To avoid this, you must provide your correct tax identification number (social security number for most investors) on your Subscription Application.

General
ABI may refuse any order to purchase shares. Each Portfolio reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

THE DIFFERENT SHARE CLASS EXPENSES
This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service fees (Rule 12b-1 fees), initial sales charges and/or CDSCs. Please see below for a discussion of how CDSCs are calculated. Only Class A shares offer Quantity Discounts, as described below under "Sales Charge Reduction Programs."

                           WHAT IS A RULE 12b-1 FEE?

  A Rule 12b-1 fee is a fee deducted from a Portfolio's assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. The amount of each share class's Rule 12b-1 fee, if any, is disclosed below and in the relevant Portfolio's fee table near the front of the Prospectus.

Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees Each Portfolio has adopted plans under Commission Rule 12b-1 that allow the Portfolio to pay asset-based sales charges or distribution and/or service fees for the distribution and sale of its shares. The amount of these fees for each class of the Portfolio's shares is:

        Distribution and/or Service
          (Rule 12b-1) Fee (As a
          Percentage of Aggregate
         Average Daily Net Assets)
        ---------------------------
Class A             .30%
Class B            1.00%
Class C            1.00%

Because these fees are paid out of the Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B and Class C shares are subject to higher Rule 12b-1 fees than Class A shares. (Class B shares are subject to these higher fees for a period of six years, after which they convert to Class A shares.) The higher fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower NAV (and returns) than Class A shares. All or some of these fees may be paid to financial intermediaries, including your financial advisor's firm.

Class A Shares - Initial Sales Charge Alternative
You can purchase Class A shares at their public offering price (or cost), which is NAV plus an initial sales charge of up to 4.25% of the offering price. Purchases of Class A shares in the amount of $1,000,000 or more are not subject to a sales charge but, if redeemed within one year, may be subject to a CDSC of up to 1%. When a non-AllianceBernstein sponsored group retirement plan terminates a Portfolio within one year, all investments in Class A shares of a Portfolio through the plan are subject to a 1% CDSC upon redemption. Furthermore, when a group retirement plan ceases to participate in an AllianceBernstein-sponsored group retirement plan program within one year, investments in a Portfolio's Class A shares through the plan are subject to a 1% CDSC upon redemption.

Class B Shares - Deferred Sales Charge Alternative
You can purchase Class B shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in the Portfolio. Your investment, however, is subject to a CDSC if you redeem shares within three years of purchase. The CDSC varies depending on the number of years you hold the shares. The CDSC amounts for Class B shares are:

Year Since Purchase CDSC
------------------- -----
      First         3.00%
      Second        2.00%
      Third         1.00%
      Fourth         None

If you exchange your shares for the Class B shares of another AllianceBernstein Mutual Fund, the CDSC also will apply to the Class B shares received. If you redeem your shares and directly invest the proceeds in units of CollegeBoundfund, the CDSC will apply to the units of CollegeBoundfund. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares or purchase of CollegeBoundfund units.

Class B shares purchased for cash automatically convert to Class A shares six years after the end of the month of your purchase. If you purchase shares by exchange for the Class B shares of another AllianceBernstein Mutual Fund, the conversion period runs from the date of your original purchase.

Class C Shares - Asset-Based Sales Charge Alternative
You can purchase Class C shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in the Portfolio. Your investment, however, is subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for the Class C shares of another AllianceBernstein Mutual Fund, the 1% CDSC also will apply to the Class C shares received. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares.

Class C shares do not convert to any other class of shares of the Portfolio.

                          HOW IS THE CDSC CALCULATED?

  The CDSC is applied to the lesser of NAV at the time of redemption or the original cost of shares being redeemed (or, as to Portfolio shares acquired through an exchange, the cost of the AllianceBernstein Mutual Fund shares originally purchased for cash). This means that no sales charge is assessed on increases in NAV above the initial purchase price. Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. In determining the CDSC, it will be assumed that the redemption is, first, of any shares not subject to a CDSC and, second, of shares held the longest.

SALES CHARGE REDUCTION PROGRAMS

This section includes important information about sales charge reduction programs available to investors in Class A shares and describes information or records you may need to provide to a Portfolio or your financial intermediary in order to be eligible for sales charge reduction programs.

Information about sales charge reduction programs also is available free of charge and in a clear and prominent format on our website at www.AllianceBernstein.com (click on "U.S. Investors & Financial Advisors" then "Investment Insights--Investor Education" then "Sales Charge Reduction Programs"). More information on Breakpoints and other sales charge waivers is available in each Portfolio's SAI.

Required Shareholder Information and Records
In order for shareholders to take advantage of sales charge reductions, a shareholder or his or her financial intermediary must notify the Portfolio that the shareholder qualifies for a reduction. Without notification, the Portfolio is unable to ensure that the reduction is applied to the shareholder's account. A shareholder may have to provide information or records to his or her financial intermediary or a Portfolio to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Portfolio or other AllianceBernstein Mutual Funds held in:

.. all of the shareholder's accounts at the Portfolios or a financial intermediary;

..  any account of the shareholder at another financial intermediary; and

.. accounts of related parties of the shareholder, such as members of the same family, at any financial intermediary.

            You Can Reduce Sales Charges When Buying Class A Shares


Breakpoints or Quantity Discounts Offered by the Portfolios
The Portfolios offer investors the benefit of discounts on the sales charges that apply to purchases of Class A shares in certain circumstances. These discounts, which are also known as Breakpoints, can reduce or, in some cases, eliminate the initial sales charges that would otherwise apply to your Class A investment. Mutual funds are not required to offer breakpoints and different mutual fund groups may offer different types of breakpoints.

Breakpoints or Quantity Discounts allow larger investments in Class A shares to be charged lower sales charges. A shareholder investing more than $100,000 in Class A shares of a Portfolio is eligible for a reduced sales charge. Initial sales charges are eliminated completely for purchases of $1,000,000 or more, although a 1%, 1-year CDSC may apply.

The sales charge schedule of Class A share Quantity Discounts is as follows:

                                           Initial Sales Charge
                                           ------------------
                                            As % of    As % of
                                           Net Amount  Offering
                                            Invested    Price
                 Amount Purchased          ----------  --------
                 Up to $100,000               4.44%      4.25%
                 $100,000 up to $250,000      3.36       3.25
                 $250,000 up to $500,000      2.30       2.25
                 $500,000 up to $1,000,000    1.78       1.75
                 $1,000,000 and above         0.00       0.00

Rights of Accumulation
To determine if a new investment in Class A shares is eligible for a Quantity Discount, a shareholder can combine the value of the new investment of a Portfolio with the value of existing investments in the Portfolio, any other AllianceBernstein Mutual Fund, AllianceBernstein Institutional Funds and certain CollegeBoundfund accounts for which the shareholder, his or her spouse or domestic partner, or child under the age of 21 is the participant. The AllianceBernstein Mutual Funds use the current NAV of your existing investments when combining them with your new investment.

Combined Purchase Privileges
A shareholder may qualify for a Quantity Discount by combining purchases of shares of a Portfolio into a single "purchase." A "purchase" means a single purchase or concurrent purchases of shares of a Portfolio or any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by:

.. an individual, his or her spouse or domestic partner, or the individual's children under the age of 21 purchasing shares for his, her or their own account(s), including certain CollegeBoundfund accounts;

.. a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved;

..  the employee benefit plans of a single employer; or

.. any company that has been in existence for at least six months or has a purpose other than the purchase of shares of the Portfolio.

Letter of Intent
An investor may not immediately invest a sufficient amount to reach a Quantity Discount, but may plan to make one or more additional investments over a period of time that, in the end, would qualify for a Quantity Discount. For these situations, the Portfolios offer a Letter of Intent, which permits the investor to express the intention, in writing, to invest at least $100,000 in Class A shares of the Portfolio or any AllianceBernstein Mutual Fund within 13 months. The Portfolio will then apply the Quantity Discount to each of the investor's purchases of Class A shares that would apply to the total amount stated in the Letter of Intent. If an investor fails to invest the total amount stated in the Letter of Intent, the Portfolio will retroactively collect the sales charges otherwise applicable by redeeming shares in the investor's account at their then current NAV. Investors qualifying for a Combined Purchase Privilege may purchase shares under a single Letter of Intent.

Other Programs
Class A shareholders may be able to purchase additional Class A shares with a reduced or eliminated sales charge through the following AllianceBernstein programs: Dividend Reinvestment Program, Dividend Direction Plan and Reinstatement Privilege. These additional programs are described under "CDSC Waivers and Other Programs" below.

Class A Shares - Sales at NAV
The Portfolios may sell their Class A shares at NAV without an initial sales charge to some categories of investors, including:

..  all AllianceBernstein-sponsored group retirement plans;

..  group retirement plans;

..  AllianceBernstein Link, AllianceBernstein Individual 401(k), and
   AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 employees;

.. investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser's AllianceBernstein Institutional Investment Management division;

.. plan participants who roll over amounts distributed from employer maintained retirement plans to AllianceBernstein-sponsored IRAs where the plan is a client of or serviced by AllianceBernstein's Institutional Investment Management or Bernstein Global Wealth Management divisions, including subsequent contributions to those IRAs;

.. present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of the Adviser, ABI, ABIS and their affiliates or their spouses, siblings, direct ancestors or direct descendants or any trust, individual retirement account or retirement plan account for the benefit of such person;

.. officers, directors and present full-time employees of selected dealers or agents, their spouses, or any trust, individual retirement account or retirement plan account for the benefit of such person; or

.. persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which persons pay an asset-based fee for service in the nature of investment advisory or administrative services.

CDSC WAIVERS AND OTHER PROGRAMS

         Here Are Some Ways To Avoid Or Minimize Charges On Redemption

CDSC Waivers
The Portfolios will waive the CDSCs on redemptions of shares in the following circumstances, among others:

..  permitted exchanges of shares;

..  following the death or disability of a shareholder;

.. if the redemption represents a minimum required distribution from an IRA or other retirement plan to a shareholder who has attained the age of 70 1/2;

.. if the proceeds of the redemption are invested directly in a CollegeBoundfund account; or

.. if the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to allocate his or her plan account among other investment alternatives available under a group retirement plan.

Dividend Reinvestment Program
Shareholders may elect to have all income and capital gains distributions from their account paid to them in the form of additional shares of the same class of a Portfolio under the Portfolio's Dividend Reinvestment Program. There is no initial sales charge or CDSC imposed on shares issued pursuant to the Dividend Reinvestment Program.

Dividend Direction Plan
A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct the automatic investment of income dividends and/or capital gains by one Portfolio, in any amount, without the payment of any sales charges, in shares of the same class of one or more other AllianceBernstein Mutual Fund(s).

Automatic Investment Program
The Automatic Investment Program allows investors to purchase shares of a Portfolio through pre-authorized transfers of funds from the investor's bank account. Under the Automatic Investment Program, an investor may (i) make an initial purchase of at least $2,500 and invest at least $50 monthly or
(ii) make an initial purchase of less than $2,500 and commit to a monthly investment of $200 or more until the investor's account balance is $2,500 or more. Shareholders who committed to monthly investments of $25 or more through the Automatic Investment Program by October 15, 2004 will be able to continue their Automatic Investment Program despite the $50 monthly minimum discussed above. Please see a Portfolio's SAI for more details.

Reinstatement Privilege
A shareholder who has redeemed all or any portion of his or her Class A or Class B shares may reinvest all or any portion of the proceeds from the redemption in Class A shares of any AllianceBernstein Mutual Fund at NAV without any sales charge, if the reinvestment is made within 120 calendar days after the redemption date, and, for Class B shares, a CDSC has been paid and ABI has approved, at its discretion, the reinstatement of the shares.

Systematic Withdrawal Plan
The Portfolios offer a systematic withdrawal plan that permits the redemption of Class A, Class B or Class C shares without payment of a CDSC. Under this plan, redemptions equal to 1% a month, 2% every two months or 3% a quarter of the value of a Portfolio account would be free of a CDSC. Shares would be redeemed so that Class B shares not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) would be redeemed first and Class B shares that are held the longest would be redeemed next. For Class A and Class C shares, shares held the longest would be redeemed first.

SPECIAL DISTRIBUTION ARRANGEMENTS FOR GROUP RETIREMENT PLANS
Each Portfolio offers special distribution arrangements for group retirement plans and employee benefit plans, including employer-sponsored, tax-qualified 401(k) plans, and other defined contribution plans (the "Plans"). However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements for the Plans as to the purchase, sale or exchange of shares of a Portfolio, including maximum and minimum initial investment requirements, which are different from those described in this Prospectus and a Portfolio's SAI. Therefore, plan sponsors or fiduciaries may not impose the same share class eligibility standards as set forth in the Prospectus and a Portfolio's SAI. The Plans also may not offer all classes of shares of a Portfolio. A Portfolio is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

Class A shares are available at NAV to all AllianceBernstein-sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and to AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 employees. Class A shares are also available at NAV to group retirement plans with plan assets of $1,000,000 or more. When a non-AllianceBernstein sponsored group retirement plan terminates a Portfolio as an investment option, all investments in Class A shares of that Portfolio through the plan are subject to a 1%, 1-year CDSC upon redemption. Furthermore, when a group retirement plan ceases to participate in an AllianceBernstein-sponsored group retirement plan program, investments in the Portfolios' Class A shares through the plan are subject to a 1%, 1-year CDSC upon redemption.

Class C shares are available to group retirement plans with plan level assets of less than $1,000,000 and to AllianceBernstein Link, AllianceBernstein Individual 401(k), and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and 100 employees.

THE "PROS" AND "CONS" OF DIFFERENT SHARE CLASSES
The decision as to which class of shares is most beneficial to you depends on the amount and intended length of your investment. If you are making a large investment that qualifies for a reduced sales charge, you might consider purchasing Class A shares. Class A shares, with their lower Rule 12b-1 fees, are designed for investors with a long-term investing time frame.

Although investors in Class B shares do not pay an initial sales charge, Class B shares can be more costly than Class A shares over the long run due to their substantially higher Rule 12b-1 fees. Class B shares redeemed within three years of purchase are also subject to a CDSC. Class B shares are designed for investors with an intermediate-term investing time frame.

Class C shares should not be considered as a long-term investment because they do not convert to Class A shares and are subject to a higher distribution fee indefinitely. Class C shares do not, however, have an initial sales charge or a CDSC so long as the shares are held for one year or more. Class C shares are designed for investors with a short-term investing time frame.

Your financial intermediary may receive differing compensation for selling Class A, Class B, or Class C shares. See "Payments to Financial Advisors and their Firms" below.

Choosing a Class of Shares for Group Retirement Plans
Group retirement plans with plan assets of $1,000,000 or more are eligible to purchase Class A shares at NAV. In addition, under certain circumstances, the 1%, 1-year CDSC may be waived. Class B shares are generally not available to group retirement plans. Class C shares are available to group retirement plans with plan level assets of less than $1,000,000.

Other
A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, or other financial intermediary, with respect to the purchase, sale, or exchange of Class A, Class B or Class C shares made through your financial advisor. The financial intermediaries or your fee-based program also may impose requirements on the purchase, sale, or exchange of shares that are different from, or in addition to, those imposed by the Portfolios, including requirements as to the minimum initial and subsequent investment amounts.

You should consult your financial advisor for assistance in choosing a class of Portfolio shares.

PAYMENTS TO FINANCIAL ADVISORS AND THEIR FIRMS
Financial intermediaries market and sell shares of the Portfolios. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Portfolios. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Portfolios may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

                       What is a Financial Intermediary?

  A financial intermediary is a firm that receives compensation for selling shares of the Portfolios offered in this prospectus and/or provides services to the Portfolios' shareholders. Financial intermediaries may include, among others, your broker, your financial planner or advisor, banks, pension plan consultants and insurance companies. Financial intermediaries employ financial advisors who deal with you and other investors on an individual basis.

In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may also pay these financial intermediaries a fee of up to 1% on purchases of $1,000,000 or more. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

In the case of Class B shares, ABI will pay, at the time of your purchase, a commission to financial intermediaries selling Class B shares in an amount equal to 4% of your investment. Additionally, up to 30% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class B shares.

In the case of Class C shares, ABI will pay, at the time of your purchase, a commission to firms selling Class C shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.

  Your financial advisor's firm receives compensation from the Portfolios, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

  -upfront sales commissions,
  -Rule 12b-1 fees,
  -additional distribution support,
  -defrayal of costs for educational seminars and training, and -payments related to providing shareholder record-keeping and/or transfer agency services.

  Please read this Prospectus carefully for information on this compensation.

Other Payments for Distribution Services and Educational Support
In addition to the commissions paid to financial intermediaries at the time of sale and the fees described under "Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees," some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. ABI may pay a portion of "ticket" or other transactional charges.

For 2007, ABI's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds is expected to be approximately .04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $18 million. In 2006, ABI paid approximately .04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $18 million for distribution services and educational support related to the AllianceBernstein Mutual Funds.

A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list." ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

The Portfolios and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Management of the Portfolios--Transfer Agency and Retirement Plan Services" below. These expenses paid by the Portfolios are included in "Other Expenses" under "Fees and Expenses of the Portfolios--Annual Portfolio Operating Expenses" in the Prospectus.

  If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

  Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Portfolios, the Adviser, ABI and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of purchase.

As of the date of this Prospectus, ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

  A.G. Edwards
  AIG Advisor Group
  Ameriprise Financial Services
  AXA Advisors
  Banc of America
  Bank One Securities Corp.
  Charles Schwab
  Chase Investment Services
  Citicorp Investment Services
  Citigroup Global Markets
  Commonwealth Financial Network
  Donegal Securities
  Independent Financial Marketing Group
  ING Advisors Network
  Lincoln Financial Advisors
  Linsco/Private Ledger
  McDonald Investments
  Merrill Lynch
  MetLife Securities
  Morgan Stanley
  Mutual Service Corporation
  National Financial
  PFS Investments
  Piper Jaffray
  Raymond James
  RBC Dain Rauscher
  Robert W. Baird
  Securities America
  Signator Investor
  UBS AG
  UBS Financial Services
  Uvest Financial Services
  Wachovia Securities
  Wells Fargo Investments

Although the Portfolios may use brokers and dealers who sell shares of the Portfolios to effect portfolio transactions, the Portfolios do not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

HOW TO EXCHANGE SHARES
You may exchange your Portfolio shares for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser). Exchanges of shares are made at the next-determined NAV, without sales or service charges. You may request an exchange by mail or telephone. In order to receive a day's NAV, ABIS must receive and confirm your telephone exchange request by 4:00 p.m., Eastern time, on that day. The Portfolios may modify, restrict, or terminate the exchange privilege on 60 days' written notice.

HOW TO SELL OR REDEEM SHARES
You may "redeem" your shares (i.e., sell your shares to a Portfolio) on any day the New York Stock Exchange is open, either directly or through your financial intermediary. Your sale price will be the next-determined NAV, less any applicable CDSC, after the Portfolio receives your redemption request in proper form. Normally, redemption proceeds are sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Portfolio is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).

Selling Shares Through Your Broker or Other Financial Advisor
Your broker or financial advisor must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Portfolio by a pre-arranged time for you to receive the next-determined NAV, less any applicable CDSC. Your broker or financial advisor is responsible for submitting all necessary documentation to the Portfolio and may charge you a fee for this service.

Selling Shares Directly to the Portfolio
By Mail:
.. Send a signed letter of instruction or stock power, along with certificates, to:

          AllianceBernstein Investor Services, Inc.
          P.O. Box 786003
          San Antonio, TX 78278-6003

..  For certified or overnight deliveries, send to:

          AllianceBernstein Investor Services, Inc.
          8000 IH 10 W, 4/th/ floor
          San Antonio, TX 78230

.. For your protection, a bank, a member firm of a national stock exchange, or other eligible guarantor institution, must guarantee signatures. Stock power forms are available from your financial intermediary, ABIS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries, and surviving joint owners. If you have any questions about these procedures, contact ABIS.

By Telephone:
.. You may redeem your shares for which no stock certificates have been issued by telephone request. Call ABIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

.. ABIS must receive and confirm a telephone redemption request by 4:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC.

.. For your protection, ABIS will request personal or other information from you to verify your identity and will generally record the calls. Neither a Portfolio nor the Adviser, ABIS, ABI or other Portfolio agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on your behalf that ABIS reasonably believes to be genuine.

..  If you have selected electronic funds transfer in your Subscription
   Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

..  Redemption requests by electronic funds transfer or check may not exceed
   $100,000 per fund account per day.

.. Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

FREQUENT PURCHASES AND REDEMPTIONS OF PORTFOLIO SHARES
Each Portfolio's Board of Directors/Trustees has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that may disadvantage long-term Portfolio shareholders. These policies are described below. The Portfolios reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

Risks Associated With Excessive Or Short-term Trading Generally. While the Portfolios will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Portfolio's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Portfolio shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Portfolio's shares may force the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Portfolio may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Portfolio may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, a Portfolio may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect Portfolio performance.

Significant investments in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a fund calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in fund share prices that are based on closing prices of foreign securities established some time before a fund calculates its own share price (referred to as "time zone arbitrage"). This risk is generally not applicable to the Portfolios because they do not invest in foreign securities.

Investments in other types of securities may also be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). The Portfolios may be adversely affected by price arbitrage because they significantly invest in municipal bonds, which may be thinly traded or traded infrequently.

Policy Regarding Short-term Trading. Purchases and exchanges of shares of the Portfolios should be made for investment purposes only. The Portfolios seek to prevent patterns of excessive purchases and sales or exchanges of Portfolio shares. The Portfolios will seek to prevent such practices to the extent they are detected by the procedures described below. The Portfolios reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

..  Transaction Surveillance Procedures. The Portfolios, through their agents,
   ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Portfolio shares. This surveillance process involves several factors, which include scrutinizing transactions in Portfolio shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Portfolio shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Portfolios may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

.. Account Blocking Procedures. If the Portfolios determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Portfolio account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Portfolio shares back to a Portfolio or redemptions will continue to be permitted in accordance with the terms of the Portfolio's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Portfolio that the account holder did not or will not in the future engage in excessive or short-term trading.

..  Applications of Surveillance Procedures and Restrictions to Omnibus
   Accounts. Omnibus account arrangements are common forms of holding shares of the Portfolios, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Portfolios seek to apply their surveillance procedures to these omnibus account arrangements. If an intermediary does not have the capabilities, or declines, to provide individual account level detail to the Portfolios, the Portfolios will monitor turnover of assets to purchases and redemptions of the omnibus account. If excessive turnover, defined as annualized purchases and redemptions exceeding 50% of assets, is detected, the Portfolio will notify the intermediary and request that the intermediary review individual account transactions for excessive or short-term trading activity and confirm to the Portfolio that appropriate action has been taken to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Portfolio shares. For certain retirement plan accounts, the Portfolios may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Portfolio shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail). The Portfolio will continue to monitor the turnover attributable to an intermediary's omnibus account arrangement and may consider whether to terminate the relationship if the intermediary does not demonstrate that appropriate action has been taken.

Risks to Shareholders Resulting From Imposition of Account Blocks in Response to Excessive Short-term Trading Activity. A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in a Portfolio that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Portfolio shares, which could be costly if, for example, these shares have declined in value, the shareholder recently paid a front-end sales charge or the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Portfolio shares and avoid frequent trading in Portfolio shares.

Limitations on Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the Portfolios and their agents to detect excessive or short duration trading in Portfolio shares, there is no guarantee that the Portfolios will be able to identify these shareholders or curtail their trading practices. In particular, the Portfolios may not be able to detect excessive or short-term trading in Portfolio shares attributable to a particular investor who effects purchase and/or exchange activity in Portfolio shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Portfolio shares.

HOW THE PORTFOLIOS VALUE THEIR SHARES
Each Portfolio's NAV is calculated at the close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days when the Exchange is open for business. To calculate NAV, a Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Portfolio invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares, the NAV of the Portfolio's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Portfolio.

The Portfolios value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of each Portfolio's Board of Directors/Trustees. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. A Portfolio may determine fair value based upon developments related to a specific security and/or U.S. sector or broader stock market indices. The prices of securities used by the Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

Securities for which market quotations are not readily available or deemed unreliable (including restricted securities) are valued at fair market value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer or analysts, or by analysis of the issuer's financial statements. The Portfolios may value these securities using fair value prices based on independent pricing services.

Subject to the Board's oversight, each Portfolio's Board has delegated responsibility for valuing a Portfolio's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Portfolio's assets on behalf of the Portfolio. The Valuation Committee values Portfolio assets as described above.

Your order for purchase, sale, or exchange of shares is priced at the next-determined NAV after your order is received in proper form by the Portfolio.

MORE INFORMATION ABOUT THE PORTFOLIOS AND THEIR INVESTMENTS
--------------------------------------------------------------------------------

This section of the Prospectus provides additional information about the Portfolios' investment objectives, investment practices and risks. Most of these investment practices are discretionary, which means that the Adviser may or may not decide to use them. This Prospectus does not describe all of a Portfolio's investment practices and additional descriptions of each Portfolio's strategies, investments, and risks can be found in the Portfolio's SAI.

Municipal Securities. The two principal classifications of municipal securities are bonds and notes. Municipal bonds are intended to meet longer-term capital needs while municipal notes are intended to fulfill short-term capital needs. Municipal notes generally have original maturities not exceeding one year. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, variable rate demand obligations, and tax-exempt commercial paper.

Municipal securities are typically classified as "general obligation" or "revenue" or "special obligation" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. Each Portfolio may invest more than 25% of its net assets in revenue bonds, which generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. Each AllianceBernstein Municipal Portfolio may invest more than 25% of its total assets in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

The Portfolios may invest in municipal lease obligations. A municipal lease obligation is not backed by the full faith and credit of the issuing municipality, but is usually backed by the municipality's pledge to make annual appropriations for lease payments. Thus, it is possible that a municipality will not appropriate money for lease payments. Additionally, some municipal lease obligations may allow for lease cancellation prior to the maturity date of the security. Municipal lease obligations may be less readily marketable than other municipal securities and some may be illiquid.

Current federal tax law distinguishes between municipal securities issued to finance certain private activities ("private activity bonds") and other municipal securities. Private activity bonds, most of which are AMT-Subject bonds and are also revenue bonds, include bonds issued to finance such projects as airports, housing projects, resource recovery programs, solid waste disposal facilities, and student loan programs.

The high tax-free yields sought by the AllianceBernstein Municipal Portfolios are generally obtainable from medium-quality municipal securities rated A or Baa by Moody's, or A or BBB by S&P or Fitch. It is expected that normally no AllianceBernstein Municipal Portfolio will retain a municipal security downgraded below Caa by Moody's and CCC by S&P and Fitch, or if unrated, determined by the Adviser to have undergone similar credit quality deterioration. The Adviser may, however, choose to retain such a security if it determines that doing so is in the best interests of the AllianceBernstein Municipal Portfolio and its shareholders; provided, however, that securities subject to such a downgrade will at no time comprise more than 10% of a Portfolio's net assets. It is expected that the AllianceBernstein Intermediate Municipal Portfolios will not retain a security downgraded below B by Moody's, S&P and Fitch.

Unrated municipal securities may be purchased by a Portfolio when the Adviser believes that the financial condition of the issuers of such obligations and the protection afforded by their terms limit risk to a level comparable to that of rated securities that are consistent with the Portfolio's investment policies.

As of the following Portfolios' fiscal years ended in 2006, the percentages of the Portfolios' total assets invested in securities rated in particular rating categories by S&P or, if not rated by S&P, considered by the Adviser to be of equivalent quality to such ratings, and the percentage of the Portfolios' net assets invested in AMT-Subject bonds, were as follows:

                                         Below     AMT-
                                       Investment Subject
Portfolio              AAA AA   A  BBB   Grade     Bonds
---------              --- --  --  --- ---------- -------
AllianceBernstein
 Municipal Portfolios:
National               37% 22% 10% 19%     12%      19%
Insured National       71  27   2   0       0        0
Arizona                64   8   6  18       4       10
California             56   4  16  17       7       13
Insured California     94   6   0   0       0        0
Florida                56  15  10  11       8       29
Massachusetts          67  18   3   8       4       19
Michigan               56  25   3  10       6       18
Minnesota              55  19  19   5       2       21
New Jersey             52  21  13   9       5       24
New York               61  19   8   6       6       14
Ohio                   58  10  17  10       5       14
Pennsylvania           58  12  12  10       8       15
Virginia               53  27   7   6       7       36
AllianceBernstein
 Intermediate
 Municipal Portfolios:
Intermediate
 Diversified Municipal 70  16   5   3       6        4
Intermediate
 California Municipal  69  12   9   4       6        4
Intermediate
 New York Municipal    69  20   2   3       6        5

Derivatives. Each Portfolio may, but is not required to, use derivatives for risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. A Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

The principal types of derivatives in which the Portfolios invest are options, futures, forwards and swaps, which are described below. Derivatives may be
(i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts, generally referred to as over-the-counter derivatives. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

A Portfolio's use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indices that they are designed to track. Other risks include: the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; the risk that adverse price movements in an instrument can result in a loss substantially greater than the Portfolio's initial investment in that instrument (in some cases, the potential loss is unlimited); and the risk that the counterparty will not perform its obligations. The Portfolios may use the following types of derivatives.

.. Forwards--A forward contract is a customized, privately negotiated agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date.

.. Futures and Options on Futures Contracts--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate, or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Futures contracts that a Portfolio may buy and sell may include futures contracts on municipal securities, U.S. Government securities and contracts based on any index of municipal securities, U.S. Government securities, or financial indices or reference rates. Options on futures contracts written or purchased by a Portfolio will be traded on U.S. exchanges and will be used only for hedging purposes.

.. Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index). Likewise, when an option is exercised, the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index). The Portfolios' investment in and limitations with respect to options include the following:

   Options on Municipal and U.S. Government Securities. In an effort to increase current income and to reduce fluctuations in net asset value, the Portfolios may write covered put and call options and purchase put and call options on municipal securities, U.S. Government securities and financial indices or reference rates. Portfolios may also enter into options on the yield "spread" or yield differential between two securities. In contrast to other types of options, this option is based on the difference between the yields of designated securities, futures or other instruments. In addition, the Portfolios may write covered straddles. A straddle is a combination of a call and a put written on the same underlying security. In purchasing an option on securities, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, a Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

   A Portfolio that purchases or writes privately negotiated options on securities will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser. The Adviser has adopted procedures for monitoring the creditworthiness of such counterparties.

.. Swap Transactions--A swap is a customized, privately-negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) for a specified amount of an underlying asset (the "notional" principal amount). The Portfolios' investments in swap transactions include the following:

   Interest Rate Swaps. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

   Swaptions, Caps and Floors. An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer

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


   swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

   The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. Caps and floors may be less liquid than swaps.

   There is no limit on the amount of interest rate trans-actions that may be entered into by a Portfolio that is permitted to enter into such transactions. No Alliance-Bernstein Intermediate Municipal Portfolio will use swaps to leverage the Portfolio.

   Each Portfolio that may enter into interest rate swap, swaptions, cap or floor transactions expects to do so primarily for hedging purposes, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. The AllianceBernstein Intermediate Municipal Portfolios may also enter into these transactions as a duration management technique. The Portfolios do not intend to use these transactions in a speculative manner.

   Unless there is a counterparty default, the risk of loss with respect to interest rate swap transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive.

   Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Portfolio may be either the buyer or seller in the transaction. As a seller, a Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, the Portfolio typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If a Portfolio is a buyer and no credit event occurs, the Portfolio will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

   Credit default swaps may involve greater risks than if a Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

..  Other Derivative Investments.

   Structured Instruments. As part of its investment program and to maintain greater flexibility, each Portfolio may invest in structured instruments. Structured instruments, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Generally, a structured instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, structured instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

   Structured instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular structured instrument, changes in a Benchmark may be magnified by the terms of the structured instrument and have an even more dramatic and substantial effect upon the value of the structured instrument. Also, the prices of the structured instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

   Structured instruments can have volatile prices and limited liquidity, and their use by a Portfolio may not be successful. The risk of these investments can be substantial; possibly all of the principal is at risk. No Portfolio will invest more than 20% of its total assets in these investments.

Forward Commitments. Each Portfolio may purchase or sell municipal securities on a forward commitment basis. Forward commitments are forward contracts for the purchase or sale of securities, including purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date.

Illiquid Securities. Under current Commission guidelines, the Portfolios limit their investments in illiquid securities to 15% of their net assets. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount a Portfolio has valued the securities. A Portfolio that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 or certain commercial paper) may be treated as liquid, although they may be less liquid than securities traded on established secondary markets.

Investments in Other Investment Companies. The Portfolios may invest in other investment companies as permitted by the 1940 Act or the rules and regulations thereunder. The Portfolios may invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act. If a Portfolio acquires shares in investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Portfolio's expenses. A Portfolio may also invest in exchange traded funds, subject to the restrictions and limitations of the 1940 Act.

Loans of Portfolio Securities. For the purposes of achieving income, a Portfolio may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided a number of conditions are satisfied, including that the loan is fully collateralized. Securities lending involves the possible loss of rights in the collateral or delay in the recovery of collateral if the borrower fails to return the securities loaned or becomes insolvent. When a Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Portfolio will also receive a fee or interest on the collateral. The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

Repurchase Agreements. Each Portfolio may enter into repurchase agreements in which a Portfolio purchases a security from a bank or broker-dealer, which agrees to repurchase it from the Portfolio at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If the bank or broker-dealer defaults on its repurchase obligation, a Portfolio would suffer a loss to the extent that the proceeds from the sale of the security were less than the repurchase price.

Variable, Floating and Inverse Floating Rate Instruments. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly, or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

The Portfolios may invest in inverse floating rate instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may have greater volatility in market value, in that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed rate securities.

Zero Coupon Securities. Zero coupon securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.

Unrated Securities. A Portfolio may invest in unrated securities when the Adviser believes that the financial condition of the issuers of the securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Portfolio to a degree comparable to rated securities that are consistent with a Portfolio's objectives and policies.

Portfolio Turnover. The portfolio turnover rate for each Portfolio is included in the Financial Highlights section. Although the Portfolios typically have low portfolio turnover rates, the Portfolios may engage in active short-term trading to benefit from yield disparities among different issues of municipal securities, to seek short-term profits during periods of fluctuating interest rates, or for other reasons. This trading will increase a Portfolio's rate of turnover and the incidence of short-term capital gain taxable as ordinary income. A higher rate of portfolio turnover increases transaction costs and other expenses, which must be borne by a Portfolio and its shareholders.
The execution costs for municipal securities, however, are substantially less than those for equivalent dollar values of equity securities.

Temporary Defensive Position. For temporary defensive purposes to attempt to respond to adverse market, economic, political, or other conditions, each Portfolio may invest without limit in other municipal securities that are in all other respects consistent with the Portfolio's investment policies. For temporary defensive purposes, each Portfolio also may invest without limit in high-quality municipal notes or variable rate demand obligations, or in taxable cash equivalents (limited, in the case of the Florida Portfolio, to short-term U.S. Government securities or repurchase agreements). While the Portfolios are investing for temporary defensive purposes, they may not achieve their investment objective.

Portfolio Holdings. A description of the Portfolios' policies and procedures with respect to the disclosure of the Portfolios' portfolio securities is available in the Portfolios' SAIs.

MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT ADVISER AND PORTFOLIO MANAGER
Each Portfolio's investment adviser is AllianceBernstein L.P. (the "Adviser"), 1345 Avenue of the Americas, New York, New York 10105. The Adviser is a leading international adviser supervising client accounts with assets as of September 30, 2006 totaling approximately $659 billion (of which over $82 billion represented assets of investment companies). As of September 30, 2006, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 41 of the nation's FORTUNE 100 companies), for public employee retirement funds in 37 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 44 registered investment companies managed by the Adviser, comprising 125 separate investment portfolios, currently have approximately
4.0 million shareholder accounts.

The Adviser provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, each Portfolio paid the Adviser as a percentage of average daily net assets:

                                               Fee as a
                                             percentage of
                                             average daily Fiscal Year
          Portfolio                           net assets*     Ended
          ---------                          ------------- -----------
          AllianceBernstein Municipal
           Portfolios:
          National Portfolio                      .21%      10/31/06
          Insured National Portfolio              .45%      10/31/06
          California Portfolio                    .36%      10/31/06
          Insured California Portfolio            .45%      10/31/06
          Arizona Portfolio                       .28%       9/30/06
          Florida Portfolio                       .30%       9/30/06
          Massachusetts Portfolio                 .24%       9/30/06
          Michigan Portfolio                      .45%       9/30/06
          Minnesota Portfolio                     .34%       9/30/06
          New Jersey Portfolio                    .32%       9/30/06
          New York Portfolio                      .13%      10/31/06
          Ohio Portfolio                          .32%       9/30/06
          Pennsylvania Portfolio                  .40%       9/30/06
          Virginia Portfolio                      .18%       9/30/06
          AllianceBernstein Intermediate
           Municipal Portfolios:
          Intermediate Diversified Municipal
           Portfolio                              .46%       9/30/06
          Intermediate California Municipal
           Portfolio                              .49%       9/30/06
          Intermediate New York Municipal
           Portfolio                              .48%       9/30/06

--------
* Fees are stated net of any waivers and/or reimbursements. See the subsection "Annual Portfolio Operating Expenses and Examples" in "Fees and Expenses of the Portfolios" for more information about fee waivers.

A discussion regarding the basis of the Board of Directors'/Trustees' approval of each Portfolio's investment advisory contract is available in the Portfolio's annual report to shareholders for the fiscal year ended shown in the table above.

The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Portfolios. Certain other clients of the Adviser may have investment objectives and policies similar to those of the Portfolios. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Portfolios. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Portfolios. When two or more of the clients of the Adviser (including the Portfolios) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

The day-to-day management of and investment decisions for the Portfolios are made by the Municipal Bond Investment Team. The Municipal Bond Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. No one person is principally responsible for making recommendations for the Portfolios' investments.

The following table lists the four persons within the Municipal Bond Investment team with the most significant responsibility for the day-to-day management of each Portfolio's portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio, and each person's principal occupation during the past five years:

                                     Principal Occupation During the
       Employee; Title; Year               Past Five (5) Years
       ---------------------         -------------------------------
Michael Brooks                       Vice President of the Adviser,
Senior Vice President                with which he has been
(since 2002 with respect to the      associated in a substantially
AllianceBernstein Municipal          similar capacity since prior to
Portfolios)                          2002.
(since 1999 with respect to the
AllianceBernstein Intermediate
Municipal Portfolios)

Fred S. Cohen                        Senior Vice President of the
Senior Vice President                Adviser, with which he has been
(since 2002 with respect to the      associated in a substantially
AllianceBernstein Municipal          similar capacity since prior to
Portfolios)                          2002.
(since 1994 with respect to the
AllianceBernstein Intermediate
Municipal Portfolios)

R. B. Davidson III                   Senior Vice President of the
Senior Vice President                Adviser, with which he has been
(since 2002 with respect to the      associated in a substantially
AllianceBernstein Municipal          similar capacity since prior to
Portfolios)                          2002.
(since inception with respect to the
AllianceBernstein Intermediate
Municipal Portfolios)

Terrance T. Hults                    Senior Vice President of the
Senior Vice President                Adviser, with which he has been
(since 1995 with respect to the      associated in a substantially
AllianceBernstein Municipal          similar capacity since prior to
Portfolios)                          2002.
(since 2002 with respect to the
AllianceBernstein Intermediate
Municipal Portfolios)

The Portfolios' SAIs have more detailed information about the Adviser and other Portfolio service providers.

The Portfolios' SAIs provide additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the Portfolios.

LEGAL PROCEEDINGS
As has been previously reported, the staff of the Commission and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the Commission and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the Commission is reflected in an Order of the Commission ("Commission Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i)The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the Commission Order. According to the Commission Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (a) their aliquot share of losses suffered by the fund due to market timing, and (b) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii)The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii)The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the Commission Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Portfolios, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waving a portion of the advisory fee it receives for managing the Portfolios. On September 7, 2004, each Portfolio's advisory agreement was amended to reflect the reduced advisory fee.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; AllianceBernstein Holding L.P.; AllianceBernstein Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds; certain officers of the Adviser ("Alliance defendants"); and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the

Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the 1940 Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws, and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions and all removed state court actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Commission Order and the NYAG Order.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount, which we previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Holding remain pending. Plaintiff seeks an unspecified amount of damages.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Holding. The Summary Order claims that the Adviser and Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Hindo Complaint. On January 26, 2006, the Adviser, Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. On April 12, 2006, respondents' petition was denied. The Adviser intends to vigorously defend against the allegations in the WVAG Complaint. The court denied the writ and in September 2006, the Supreme Court of Appeals declined the defendants' petition for appeal. On September 22, 2006, the Adviser and Holding filed an answer and motion to dismiss the Summary Order with the Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. (the "Aucoin Complaint") was filed against the Adviser, Holding, AllianceBernstein Corporation, AXA Financial, Inc., AllianceBernstein Investments, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein Mutual Funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein Mutual Fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from AllianceBernstein Fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and
(iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the 1940 Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plain-tiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all AllianceBernstein Fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint"), which asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiff's claim under Section 36(b) of the 1940 Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006, the District Court denied plaintiffs' motion for leave to file their amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006 the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of a Portfolio's shares or other adverse consequences to a Portfolio. This may require the Portfolios to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Portfolios. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the Portfolios.

TRANSFER AGENCY AND RETIREMENT PLAN SERVICES
ABIS acts as the transfer agent for the Portfolios. ABIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of Portfolio shares and disburses dividends and other distributions to Portfolio shareholders.

Many Portfolio shares are owned by financial intermediaries for the benefit of their customers. Retirement plans may also hold Portfolio shares in the name of the plan, rather than the participant. In those cases, the Portfolios often do not maintain an account for you. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries and plan recordkeepers. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Portfolio, may be paid for each plan participant portfolio account in amounts up to $19 per account per annum and/or up to 0.25% per annum of the average daily assets held through the intermediary. To the extent any of these payments for recordkeeping services or transfer agency services are made by the Portfolio, they are included in the amount appearing opposite the caption "Other Expenses" found in the Portfolio expense tables under "Fees and Expenses of the Portfolios." In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

Financial intermediaries and their financial advisors may have an additional incentive to favor one fund complex over another or one class of shares over another because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class.

For more information, please refer to a Portfolio's SAI, call your financial advisor or visit our website at www.AllianceBernstein.com.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS
The Portfolios declare dividends on their shares on each business day from each Portfolio's net investment income. Dividends on shares for Saturdays, Sundays and holidays will be declared on the previous business day. Each Portfolio pays dividends on its shares after the close of business on the twentieth day of each month or, if such day is not a business day, the first business day after that day. At your election (which you may change at least 30 days prior to the record date for a particular dividend or distribution), dividends and distributions are paid in cash or reinvested without charge in additional shares of the same class having an aggregate NAV as of the payment date of the dividend or distribution equal to the cash amount thereof.

If you receive an income dividend or capital gains distribution in cash, you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Portfolio without charge by returning to the Adviser, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Portfolio.

There is no fixed dividend rate and there can be no assurance that a Portfolio will pay any dividends. The amount of any dividend distribution paid on shares of a Portfolio must necessarily depend upon the realization of income and capital gains from the Portfolio's investments.

TAXES
General
Distributions to shareholders out of tax-exempt interest income earned by a Portfolio are not subject to federal income tax. Under current tax law, some individuals and corporations may be subject to the AMT on distributions to shareholders out of income from the AMT-Subject bonds in which all Portfolios (other than the Insured National Portfolio and Insured California Portfolio) invest. Further, under current tax law, certain corporate taxpayers may be subject to the AMT based on their "adjusted current earnings." Distributions from a Portfolio that are excluded from gross income will be included in such corporation's "adjusted current earnings" for purposes of computation of the AMT. Distributions out of taxable interest, other investment income, and net realized short-term capital gains are taxable to shareholders as ordinary income. Any distributions of long-term capital gains generally will be taxable to you as long-term capital gains. Since a Portfolio's investment income is derived from interest rather than dividends, no portion of its distributions will be eligible for the dividends-received deduction available to corporations, and for non-corporate shareholders no portion of such distributions will be treated as "qualified dividend income" taxable at a maximum rate of 15% (5% for non-corporate shareholders in lower tax brackets).

Interest on indebtedness incurred by shareholders to purchase or carry shares of a Portfolio is not deductible for federal income tax purposes. Further, persons who are "substantial users" (or related persons) of facilities financed by AMT-Subject bonds should consult their tax advisers before purchasing shares of a Portfolio.

If you buy shares just before a Portfolio deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a distribution, which may be taxable.

For tax purposes, an exchange is treated as a sale of Portfolio shares. The sale or exchange of Portfolio shares is a taxable transaction for federal income tax purposes.

The Portfolios anticipate that substantially all of their dividends will be exempt from regular federal income taxes. Shareholders may be subject to state and local taxes on distributions from a Portfolio, including distributions that are exempt from federal income taxes. The Portfolios will report annually to shareholders the percentage and source of interest earned by a Portfolio that is exempt from federal income tax and, except in the case of the National Portfolio, Insured National Portfolio and Intermediate Diversified Municipal Portfolio, relevant state and local personal income taxes.

Each investor should consult his or her own tax adviser to determine the tax status, with regard to his or her tax situation, of distributions from the Portfolios.

State Portfolios and Intermediate State Portfolios
Arizona Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Arizona individual, corporate and fiduciary income taxes. Distributions of capital gains will be subject to Arizona income taxes. Interest on indebtedness incurred to purchase or carry shares of the Portfolio generally will not be deductible for purposes of the Arizona income tax.

California, Insured California and Intermediate California Municipal Portfolios. It is anticipated that substantially all of the dividends paid by these Portfolios will be exempt from California personal income tax. Dividends will be exempt from this tax to the extent derived from interest income from municipal securities issued by the State of California or its political subdivisions. Distributions of capital gains will be subject to California personal income tax. Distributions paid to corporate shareholders will be subject to the California corporate franchise tax but exempt from the California corporate income tax.

Florida Portfolio. Portfolio shares were exempt from the Florida intangible personal property tax, which was repealed effective January 1, 2007. Florida does not impose an individual income tax. Dividends paid by the Portfolio to corporate shareholders will be subject to Florida corporate income tax.

Massachusetts Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from the Massachusetts personal and fiduciary income taxes. Distributions designated as attributable to capital gains, other than gains on certain Massachusetts municipal securities, are subject to the state personal and fiduciary income taxes at capital gains tax rates. Distributions paid to corporate shareholders are subject to the Massachusetts corporate excise tax.

Michigan Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Michigan income, intangible and single business taxes and from the uniform city income tax imposed by certain Michigan cities. Distributions representing income derived from the Portfolio from sources other than Michigan municipal securities and U.S. Government securities, including capital gains distributions, are subject to Michigan income and single business taxes.

Minnesota Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Minnesota personal and fiduciary income taxes. Certain individuals may be subject to the Minnesota alternative minimum tax on distributions attributable to Portfolio income from AMT-Subject bonds. Distributions to corpo-rate shareholders are subject to the Minnesota franchise tax.

New Jersey Portfolio. It is anticipated that substantially all of the distributions of income and capital gains paid by the Portfolio to individuals and fiduciaries will be exempt from the New Jersey personal income tax. Exempt interest-dividends paid to a corporate shareholder will be subject to the New Jersey corporation business (franchise) tax.

New York Portfolio and Intermediate New York Municipal Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolios will be exempt from New York State and New York City personal and fiduciary income taxes. Distributions of capital gains will be subject to these taxes. Interest on indebtedness incurred to buy or carry shares of the Portfolios generally will not be deductible for New York income tax purposes. Distributions paid to corporate shareholders will be included in New York entire net income for purposes of the franchise tax. The value of shares of the Portfolios will be included in computing investment capital or business capital (but not both) for purposes of the franchise tax.

Ohio Portfolio. It is anticipated that substantially all distributions of income and capital gains paid by the Portfolio will be exempt from the Ohio personal income tax, Ohio school district income taxes and Ohio municipal income taxes, and will not be includable in the net income tax base of the Ohio franchise tax. Shares of the Portfolio will be included in a corporation's tax base for purposes of computing the Ohio corporate franchise tax on a net worth basis.

Pennsylvania Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Pennsylvania personal and fiduciary income taxes, the Philadelphia School District investment net income tax and Pennsylvania corporate net income tax, and that shares of the Portfolio will be exempt from Pennsylvania county personal property taxes (a tax which no county imposes at present). Distributions of capital gains will be subject to Pennsylvania individual, fiduciary and corporate income taxes but will not be taxable for purposes of the Philadelphia School District investment net income tax. Portfolio shares are included for purposes of determining a corporation's capital stock value subject to the Pennsylvania capital stock/franchise tax.

Virginia Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Virginia individual, estate, trust, and corporate income taxes. Distributions attributable to capital gains and gains recognized on the sale or other disposition of shares of the Portfolio (including the redemption or exchange of shares) generally will be subject to Virginia income taxes. Interest on indebtedness incurred to purchase or carry shares of the Portfolio generally will not be deductible for Virginia income tax purposes.

GENERAL INFORMATION
--------------------------------------------------------------------------------

Under unusual circumstances, a Portfolio may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. Each Portfolio reserves the right to close an account that has remained below $500 for 90 days.

During drastic economic or market developments, you might have difficulty in reaching ABIS by telephone, in which event you should issue written instructions to ABIS. ABIS is not responsible for the authenticity of telephonic requests to purchase, sell, or exchange shares. ABIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephonic requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. ABIS offers a variety of shareholder services. For more information about these services or your account, call ABIS's toll-free number, 800-221-5672. Some services are described in the Subscription Application.

Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Fund, all AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call ABIS at 1-800-221-5672. We will resume separate mailings for your account within 30 days of your request.

GLOSSARY
--------------------------------------------------------------------------------

This Prospectus uses the following terms.

AMT is the federal alternative minimum tax.

AMT-Exempt bonds are municipal securities with interest that is not subject to the AMT.

AMT-Subject bonds are municipal securities with interest that is an item of "tax preference" and thus subject to the AMT when received by a person in a tax year during which the person is subject to the AMT. These securities are primarily private activity bonds, including revenue bonds.

Bonds are interest-bearing or discounted securities that obligate the issuer to pay the bond holder a specified sum of money, usually at specified intervals, and to repay the principal amount of the loan at maturity.

Commission is the Securities and Exchange Commission.

Insured Securities are municipal securities that are insured as to the payment of principal and interest.

Municipal securities are debt obligations issued by states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, duly constituted authorities and corporations. Municipal securities include municipal bonds, which are intended to meet longer-term capital needs and municipal notes, which are intended to fulfill short-term capital needs.

                     (This page intentionally left blank.)

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand each Portfolio's financial performance for the past five years (or, if shorter, the period of the Portfolio's operations). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).
This information has been audited by Ernst & Young LLP, the independent registered public accounting firm of the National Portfolio, Insured National Portfolio, California Portfolio, Insured California Portfolio, Arizona Portfolio, Florida Portfolio, Massachusetts Portfolio, Michigan Portfolio, Minnesota Portfolio, New Jersey Portfolio, New York Portfolio, Ohio Portfolio, Pennsylvania Portfolio and Virginia Portfolio. This information has been audited by PricewaterhouseCoopers LLP, the independent registered public accounting firm of the Intermediate Diversified Municipal Portfolio, Intermediate California Municipal Portfolio and Intermediate New York Municipal Portfolio, whose reports, along with each Portfolio's financial statements, are included in each Portfolio's annual report, which is available upon request.

                                       Income from Investment Operations       Less Dividends and Distributions
                                     -------------------------------------  ---------------------------------------
                                                  Net Gains or
                           Net Asset     Net        Losses on               Dividends  Distributions
                            Value,   Investment    Investments   Total from  from Net   in Excess of  Distributions
                           Beginning   Income    (both realized  Investment Investment Net Investment     from
Fiscal Year or Period      of Period (Loss) +(a) and unrealized) Operations   Income       Income     Capital Gains
---------------------      --------- ----------- --------------- ---------- ---------- -------------- -------------
National Portfolio
 Class A
 Year Ended 10/31/06......  $10.05      $0.46        $ 0.17        $ 0.63     $(0.46)      $ 0.00         $0.00
 Year Ended 10/31/05......   10.13       0.47         (0.07)         0.40      (0.48)        0.00          0.00
 Year Ended 10/31/04**....    9.96       0.50          0.17          0.67      (0.50)        0.00          0.00
 Year Ended 10/31/03......    9.80       0.52          0.18          0.70      (0.54)        0.00          0.00
 Year Ended 10/31/02......   10.34       0.54         (0.53)         0.01      (0.54)       (0.01)         0.00
 Class B
 Year Ended 10/31/06......  $10.04      $0.39        $ 0.17        $ 0.56     $(0.39)      $ 0.00         $0.00
 Year Ended 10/31/05......   10.12       0.40         (0.07)         0.33      (0.41)        0.00          0.00
 Year Ended 10/31/04**....    9.95       0.43          0.17          0.60      (0.43)        0.00          0.00
 Year Ended 10/31/03......    9.79       0.45          0.18          0.63      (0.47)        0.00          0.00
 Year Ended 10/31/02......   10.33       0.46         (0.52)        (0.06)     (0.47)       (0.01)         0.00
 Class C
 Year Ended 10/31/06......  $10.05      $0.39        $ 0.16        $ 0.55     $(0.39)      $ 0.00         $0.00
 Year Ended 10/31/05......   10.13       0.40         (0.07)         0.33      (0.41)        0.00          0.00
 Year Ended 10/31/04**....    9.95       0.43          0.18          0.61      (0.43)        0.00          0.00
 Year Ended 10/31/03......    9.79       0.45          0.18          0.63      (0.47)        0.00          0.00
 Year Ended 10/31/02......   10.34       0.47         (0.54)        (0.07)     (0.47)       (0.01)         0.00
Insured National Portfolio
 Class A
 Year Ended 10/31/06......  $10.18      $0.41        $ 0.09        $ 0.50     $(0.41)      $ 0.00         $0.00
 Year Ended 10/31/05......   10.29       0.42         (0.11)         0.31      (0.42)        0.00          0.00
 Year Ended 10/31/04**....   10.11       0.44          0.20          0.64      (0.46)        0.00          0.00
 Year Ended 10/31/03......    9.92       0.47          0.14          0.61      (0.42)        0.00          0.00
 Year Ended 10/31/02......   10.07       0.45         (0.14)         0.31      (0.45)       (0.01)         0.00
 Class B
 Year Ended 10/31/06......  $10.15      $0.34        $ 0.10        $ 0.44     $(0.34)      $ 0.00         $0.00
 Year Ended 10/31/05......   10.26       0.35         (0.11)         0.24      (0.35)        0.00          0.00
 Year Ended 10/31/04**....   10.09       0.36          0.19          0.55      (0.38)        0.00          0.00
 Year Ended 10/31/03......    9.89       0.40          0.16          0.56      (0.36)        0.00          0.00
 Year Ended 10/31/02......   10.05       0.37         (0.14)         0.23      (0.38)       (0.01)         0.00
 Class C
 Year Ended 10/31/06......  $10.16      $0.34        $ 0.09        $ 0.43     $(0.34)      $ 0.00         $0.00
 Year Ended 10/31/05......   10.27       0.35         (0.11)         0.24      (0.35)        0.00          0.00
 Year Ended 10/31/04**....   10.09       0.37          0.19          0.56      (0.38)        0.00          0.00
 Year Ended 10/31/03......    9.90       0.40          0.15          0.55      (0.36)        0.00          0.00
 Year Ended 10/31/02......   10.05       0.37         (0.13)         0.24      (0.38)       (0.01)         0.00
California Portfolio
 Class A
 Year Ended 10/31/06......  $10.86      $0.47        $ 0.21        $ 0.68     $(0.47)      $ 0.00         $0.00
 Year Ended 10/31/05......   10.93       0.48         (0.07)         0.41      (0.48)        0.00          0.00
 Year Ended 10/31/04**....   10.63       0.51          0.30          0.81      (0.51)        0.00          0.00
 Year Ended 10/31/03......   10.84       0.53         (0.19)         0.34      (0.55)        0.00          0.00
 Year Ended 10/31/02......   11.00       0.55         (0.15)         0.40      (0.54)       (0.02)         0.00
 Class B
 Year Ended 10/31/06......  $10.86      $0.40        $ 0.21        $ 0.61     $(0.40)      $ 0.00         $0.00
 Year Ended 10/31/05......   10.93       0.40         (0.07)         0.33      (0.40)        0.00          0.00
 Year Ended 10/31/04**....   10.63       0.44          0.30          0.74      (0.44)        0.00          0.00
 Year Ended 10/31/03......   10.84       0.46         (0.20)         0.26      (0.47)        0.00          0.00
 Year Ended 10/31/02......   11.00       0.47         (0.14)         0.33      (0.47)       (0.02)         0.00
 Class C
 Year Ended 10/31/06......  $10.86      $0.40        $ 0.21        $ 0.61     $(0.40)      $ 0.00         $0.00
 Year Ended 10/31/05......   10.93       0.40         (0.07)         0.33      (0.40)        0.00          0.00
 Year Ended 10/31/04**....   10.63       0.44          0.30          0.74      (0.44)        0.00          0.00
 Year Ended 10/31/03......   10.84       0.46         (0.20)         0.26      (0.47)        0.00          0.00
 Year Ended 10/31/02......   11.00       0.47         (0.14)         0.33      (0.47)       (0.02)         0.00

--------------------------------------------------------------------------------
Please refer to the footnotes on pages 66 and 67.

        Less Distributions                         Ratios/Supplemental Data
---------------------------------  --------------------------------------------------------
                                                                  Ratio of Net
    Total     Net Asset                             Ratio of        Income/
  Dividends    Value,                Net Assets,    Expenses       (Loss) to
     and       End of     Total     End of Period  to Average       Average      Portfolio
Distributions  Period   Return (b) (000's Omitted) Net Assets*     Net Assets  Turnover Rate
------------- --------- ---------- --------------- -----------    ------------ -------------
   $(0.46)     $10.22      6.43%      $349,884        0.68%(c)(d)     4.56%(d)      22%
    (0.48)      10.05      3.95        337,201        0.68(c)         4.65          25
    (0.50)      10.13      6.92        344,557        0.68(c)         4.94          47
    (0.54)       9.96      7.32        373,416        0.68(c)         5.25          35
    (0.55)       9.80      0.06        411,408        0.65(c)         5.28          63

   $(0.39)     $10.21      5.70%      $ 37,399        1.38%(c)(d)     3.89%(d)      22%
    (0.41)      10.04      3.25         49,801        1.38(c)         3.96          25
    (0.43)      10.12      6.18         72,264        1.39(c)         4.24          47
    (0.47)       9.95      6.57        101,287        1.39(c)         4.54          35
    (0.48)       9.79     (0.62)       122,656        1.35(c)         4.57          63

   $(0.39)     $10.21      5.59%      $ 62,447        1.38%(c)(d)     3.87%(d)      22%
    (0.41)      10.05      3.24         61,622        1.38(c)         3.96          25
    (0.43)      10.13      6.28         68,769        1.38(c)         4.24          47
    (0.47)       9.95      6.57         82,167        1.38(c)         4.55          35
    (0.48)       9.79     (0.72)        93,032        1.35(c)         4.58          63

   $(0.41)     $10.27      4.98%      $124,967        1.04%(e)(d)     4.00%(d)      10%
    (0.42)      10.18      3.05        124,957        1.04(e)         4.07          17
    (0.46)      10.29      6.42        129,888        1.03(e)         4.28          12
    (0.42)      10.11      6.32        139,179        1.04(e)         4.69          28
    (0.46)       9.92      3.13        164,154        1.01(e)         4.49          43

   $(0.34)     $10.25      4.36%      $ 11,477        1.74%(e)(d)     3.32%(d)      10%
    (0.35)      10.15      2.34         16,375        1.74(e)         3.39          17
    (0.38)      10.26      5.60         22,968        1.74(e)         3.58          12
    (0.36)      10.09      5.71         34,243        1.75(e)         4.00          28
    (0.39)       9.89      2.34         35,048        1.72(e)         3.79          43

   $(0.34)     $10.25      4.26%      $ 11,277        1.74%(e)(d)     3.31%(d)      10%
    (0.35)      10.16      2.34         11,732        1.74(e)         3.38          17
    (0.38)      10.27      5.71         12,198        1.73(e)         3.59          12
    (0.36)      10.09      5.60         14,149        1.74(e)         3.98          28
    (0.39)       9.90      2.44         17,592        1.71(e)         3.78          43

   $(0.47)     $11.07      6.42%      $594,150        0.77%(f)(d)     4.33%(d)      10%
    (0.48)      10.86      3.78        590,042        0.77(f)         4.36          17
    (0.51)      10.93      7.80        587,874        0.78(f)         4.75          34
    (0.55)      10.63      3.15        644,868        0.77(f)         4.93          33
    (0.56)      10.84      3.82        725,242        0.76(f)         5.05          23

   $(0.40)     $11.07      5.69%      $ 80,928        1.47%(f)(d)     3.64%(d)      10%
    (0.40)      10.86      3.06        122,128        1.47(f)         3.66          17
    (0.44)      10.93      7.05        175,215        1.48(f)         4.05          34
    (0.47)      10.63      2.43        237,147        1.48(f)         4.22          33
    (0.49)      10.84      3.10        279,697        1.46(f)         4.35          23

   $(0.40)     $11.07      5.69%      $120,067        1.47%(f)(d)     3.64%(d)      10%
    (0.40)      10.86      3.06        125,067        1.47(f)         3.66          17
    (0.44)      10.93      7.05        141,031        1.48(f)         4.05          34
    (0.47)      10.63      2.43        170,003        1.47(f)         4.23          33
    (0.49)      10.84      3.10        209,008        1.46(f)         4.35          23

--------------------------------------------------------------------------------
Please refer to the footnotes on pages 66 and 67.

                                         Income from Investment Operations       Less Dividends and Distributions
                                       -------------------------------------- --------------------------------------
                                                    Net Gains or
                             Net Asset     Net        Losses on               Dividends  Distributions
                              Value,   Investment    Investments   Total from  from Net   in Excess of  Distributions
                             Beginning   Income    (both realized  Investment Investment Net Investment     from
Fiscal Year or Period        of Period (Loss) +(a) and unrealized) Operations   Income       Income     Capital Gains
---------------------        --------- ----------- --------------- ---------- ---------- -------------- -------------
Insured California Portfolio
 Class A
 Year Ended 10/31/06........  $14.01      $0.53        $ 0.17        $0.70      $(0.53)      $ 0.00        $(0.23)
 Year Ended 10/31/05........   14.21       0.57         (0.20)        0.37       (0.57)        0.00          0.00
 Year Ended 10/31/04**......   14.03       0.61          0.18         0.79       (0.61)        0.00          0.00
 Year Ended 10/31/03........   14.17       0.60         (0.12)        0.48       (0.62)        0.00          0.00
 Year Ended 10/31/02........   14.45       0.62         (0.12)        0.50       (0.62)       (0.04)        (0.12)
 Class B
 Year Ended 10/31/06........  $14.01      $0.44        $ 0.16        $0.60      $(0.43)      $ 0.00        $(0.23)
 Year Ended 10/31/05........   14.20       0.47         (0.19)        0.28       (0.47)        0.00          0.00
 Year Ended 10/31/04**......   14.02       0.50          0.19         0.69       (0.51)        0.00          0.00
 Year Ended 10/31/03........   14.16       0.50         (0.12)        0.38       (0.52)        0.00          0.00
 Year Ended 10/31/02........   14.46       0.52         (0.14)        0.38       (0.53)       (0.03)        (0.12)
 Class C
 Year Ended 10/31/06........  $14.00      $0.43        $ 0.17        $0.60      $(0.43)      $ 0.00        $(0.23)
 Year Ended 10/31/05........   14.20       0.47         (0.20)        0.27       (0.47)        0.00          0.00
 Year Ended 10/31/04**......   14.02       0.51          0.18         0.69       (0.51)        0.00          0.00
 Year Ended 10/31/03........   14.16       0.50         (0.12)        0.38       (0.52)        0.00          0.00
 Year Ended 10/31/02........   14.47       0.52         (0.15)        0.37       (0.53)       (0.03)        (0.12)
Arizona Portfolio
 Class A
 Year Ended 9/30/06.........  $11.06      $0.45        $ 0.01        $0.46      $(0.45)      $ 0.00        $ 0.00
 Year Ended 9/30/05.........   10.95       0.47          0.11         0.58       (0.47)        0.00          0.00
 Year Ended 9/30/04**.......   10.76       0.51          0.19         0.70       (0.51)        0.00          0.00
 Year Ended 9/30/03.........   11.02       0.51         (0.26)        0.25       (0.51)        0.00          0.00
 Year Ended 9/30/02.........   10.80       0.51          0.26         0.77       (0.51)       (0.04)         0.00
 Class B
 Year Ended 9/30/06.........  $11.04      $0.38        $ 0.00        $0.38      $(0.37)      $ 0.00        $ 0.00
 Year Ended 9/30/05.........   10.94       0.39          0.10         0.49       (0.39)        0.00          0.00
 Year Ended 9/30/04**.......   10.74       0.43          0.20         0.63       (0.43)        0.00          0.00
 Year Ended 9/30/03.........   11.00       0.43         (0.26)        0.17       (0.43)        0.00          0.00
 Year Ended 9/30/02.........   10.78       0.43          0.27         0.70       (0.43)       (0.05)         0.00
 Class C
 Year Ended 9/30/06.........  $11.04      $0.37        $ 0.01        $0.38      $(0.37)      $ 0.00        $ 0.00
 Year Ended 9/30/05.........   10.94       0.39          0.10         0.49       (0.39)        0.00          0.00
 Year Ended 9/30/04**.......   10.74       0.43          0.20         0.63       (0.43)        0.00          0.00
 Year Ended 9/30/03.........   11.00       0.43         (0.26)        0.17       (0.43)        0.00          0.00
 Year Ended 9/30/02.........   10.78       0.43          0.27         0.70       (0.43)       (0.05)         0.00
Florida Portfolio
 Class A
 Year Ended 9/30/06.........  $10.28      $0.46        $ 0.04        $0.50      $(0.46)      $ 0.00        $ 0.00
 Year Ended 9/30/05.........   10.25       0.47          0.03         0.50       (0.47)        0.00          0.00
 Year Ended 9/30/04**.......   10.17       0.49          0.08         0.57       (0.49)        0.00          0.00
 Year Ended 9/30/03.........   10.34       0.49         (0.13)        0.36       (0.53)        0.00          0.00
 Year Ended 9/30/02.........   10.16       0.52          0.19         0.71       (0.52)       (0.01)         0.00
 Class B
 Year Ended 9/30/06.........  $10.29      $0.39        $ 0.03        $0.42      $(0.39)      $ 0.00        $ 0.00
 Year Ended 9/30/05.........   10.26       0.40          0.03         0.43       (0.40)        0.00          0.00
 Year Ended 9/30/04**.......   10.18       0.42          0.08         0.50       (0.42)        0.00          0.00
 Year Ended 9/30/03.........   10.35       0.42         (0.14)        0.28       (0.45)        0.00          0.00
 Year Ended 9/30/02.........   10.17       0.45          0.18         0.63       (0.45)        0.00          0.00
 Class C
 Year Ended 9/30/06.........  $10.29      $0.39        $ 0.03        $0.42      $(0.39)      $ 0.00        $ 0.00
 Year Ended 9/30/05.........   10.25       0.40          0.04         0.44       (0.40)        0.00          0.00
 Year Ended 9/30/04**.......   10.18       0.42          0.07         0.49       (0.42)        0.00          0.00
 Year Ended 9/30/03.........   10.35       0.42         (0.14)        0.28       (0.45)        0.00          0.00
 Year Ended 9/30/02.........   10.17       0.45          0.18         0.63       (0.45)        0.00          0.00

--------------------------------------------------------------------------------
Please refer to the footnotes on pages 66 and 67.

        Less Distributions                         Ratios/Supplemental Data
---------------------------------  --------------------------------------------------------
                                                                  Ratio of Net
    Total     Net Asset                             Ratio of        Income/
  Dividends    Value,                Net Assets,    Expenses       (Loss) to
     and       End of     Total     End of Period  to Average       Average      Portfolio
Distributions  Period   Return (b) (000's Omitted) Net Assets*     Net Assets  Turnover Rate
------------- --------- ---------- --------------- -----------    ------------ -------------
   $(0.76)     $13.95      5.19%      $ 89,501        1.03%(g)(d)     3.85%(d)      26%
    (0.57)      14.01      2.60         97,079        1.02(g)         3.99          37
    (0.61)      14.21      5.75        103,414        1.00(g)         4.29           5
    (0.62)      14.03      3.39        124,817        1.07(g)         4.24          34
    (0.78)      14.17      3.65        144,973        1.03(g)         4.43          31

   $(0.66)     $13.95      4.45%      $ 11,013        1.74%(g)(d)     3.15%(d)      26%
    (0.47)      14.01      1.96         15,626        1.73(g)         3.29          37
    (0.51)      14.20      5.02         21,559        1.71(g)         3.58           5
    (0.52)      14.02      2.67         29,285        1.77(g)         3.52          34
    (0.68)      14.16      2.76         33,133        1.73(g)         3.70          31

   $(0.66)     $13.94      4.46%      $ 16,184        1.73%(g)(d)     3.15%(d)      26%
    (0.47)      14.00      1.88         18,204        1.73(g)         3.29          37
    (0.51)      14.20      5.02         19,603        1.70(g)         3.59           5
    (0.52)      14.02      2.67         21,951        1.77(g)         3.53          34
    (0.68)      14.16      2.69         22,715        1.73(g)         3.71          31

   $(0.45)     $11.07      4.28%      $138,880        0.78%(h)(d)     4.11%(d)      20%
    (0.47)      11.06      5.36        111,704        0.78(h)         4.22          25
    (0.51)      10.95      6.64         88,701        0.78(h)         4.69          28
    (0.51)      10.76      2.35        101,040        0.78(h)         4.72          28
    (0.55)      11.02      7.33        121,245        0.78(h)         4.73          11

   $(0.37)     $11.05      3.56%      $ 52,070        1.48%(h)(d)     3.42%(d)      20%
    (0.39)      11.04      4.56         63,255        1.48(h)         3.54          25
    (0.43)      10.94      5.98         76,951        1.48(h)         4.00          28
    (0.43)      10.74      1.62         89,938        1.48(h)         4.03          28
    (0.48)      11.00      6.65         92,349        1.48(h)         4.02          11

   $(0.37)     $11.05      3.56%      $ 25,445        1.48%(h)(d)     3.42%(d)      20%
    (0.39)      11.04      4.56         24,926        1.48(h)         3.53          25
    (0.43)      10.94      5.98         20,305        1.48(h)         4.00          28
    (0.43)      10.74      1.62         25,110        1.48(h)         4.03          28
    (0.48)      11.00      6.65         24,258        1.48(h)         4.00          11

   $(0.46)     $10.32      5.00%      $138,307        0.78%(i)(d)     4.51%(d)      27%
    (0.47)      10.28      5.01        127,541        0.78(i)         4.60          23
    (0.49)      10.25      5.78        101,529        0.78(i)         4.83          22
    (0.53)      10.17      3.54        109,543        0.78(i)         4.80          30
    (0.53)      10.34      7.21        109,373        0.78(i)         5.18          20

   $(0.39)     $10.32      4.17%      $ 38,045        1.48%(i)(d)     3.80%(d)      27%
    (0.40)      10.29      4.29         53,996        1.48(i)         3.91          23
    (0.42)      10.26      4.96         79,266        1.48(i)         4.12          22
    (0.45)      10.18      2.82        104,874        1.48(i)         4.09          30
    (0.45)      10.35      6.45        105,583        1.48(i)         4.47          20

   $(0.39)     $10.32      4.17%      $ 39,042        1.48%(i)(d)     3.80%(d)      27%
    (0.40)      10.29      4.38         39,950        1.48(i)         3.90          23
    (0.42)      10.25      4.96         39,170        1.48(i)         4.13          22
    (0.45)      10.18      2.82         46,929        1.48(i)         4.09          30
    (0.45)      10.35      6.45         49,102        1.48(i)         4.47          20

--------------------------------------------------------------------------------
Please refer to the footnotes on pages 66 and 67.

                                    Income from Investment Operations       Less Dividends and Distributions
                                  -------------------------------------- ---------------------------------------
                                               Net Gains or
                        Net Asset     Net        Losses on               Dividends  Distributions
                         Value,   Investment    Investments   Total from  from Net   in Excess of  Distributions
                        Beginning   Income    (both realized  Investment Investment Net Investment     from
Fiscal Year or Period   of Period (Loss) +(a) and unrealized) Operations   Income       Income     Capital Gains
---------------------   --------- ----------- --------------- ---------- ---------- -------------- -------------
Massachusetts Portfolio
 Class A
 Year Ended 9/30/06....  $10.96      $0.45        $(0.02)       $0.43      $(0.45)      $ 0.00         $0.00
 Year Ended 9/30/05....   10.92       0.47          0.05         0.52       (0.48)        0.00          0.00
 Year Ended 9/30/04**..   10.79       0.51          0.13         0.64       (0.51)        0.00          0.00
 Year Ended 9/30/03....   11.06       0.51         (0.26)        0.25       (0.52)        0.00          0.00
 Year Ended 9/30/02....   11.05       0.54          0.04         0.58       (0.54)       (0.03)         0.00
 Class B
 Year Ended 9/30/06....  $10.94      $0.38        $(0.02)       $0.36      $(0.38)      $ 0.00         $0.00
 Year Ended 9/30/05....   10.91       0.40          0.03         0.43       (0.40)        0.00          0.00
 Year Ended 9/30/04**..   10.77       0.44          0.14         0.58       (0.44)        0.00          0.00
 Year Ended 9/30/03....   11.03       0.44         (0.25)        0.19       (0.45)        0.00          0.00
 Year Ended 9/30/02....   11.03       0.47          0.03         0.50       (0.47)       (0.03)         0.00
 Class C
 Year Ended 9/30/06....  $10.94      $0.38        $(0.02)       $0.36      $(0.38)      $ 0.00         $0.00
 Year Ended 9/30/05....   10.91       0.40          0.03         0.43       (0.40)        0.00          0.00
 Year Ended 9/30/04**..   10.77       0.44          0.14         0.58       (0.44)        0.00          0.00
 Year Ended 9/30/03....   11.03       0.44         (0.25)        0.19       (0.45)        0.00          0.00
 Year Ended 9/30/02....   11.03       0.47          0.03         0.50       (0.47)       (0.03)         0.00
Michigan Portfolio
 Class A
 Year Ended 9/30/06....  $10.88      $0.43        $ 0.03        $0.46      $(0.42)      $(0.01)        $0.00
 Year Ended 9/30/05....   10.79       0.46          0.09         0.55       (0.46)        0.00          0.00
 Year Ended 9/30/04**..   10.69       0.48          0.11         0.59       (0.49)        0.00          0.00
 Year Ended 9/30/03....   10.91       0.47         (0.17)        0.30       (0.52)        0.00          0.00
 Year Ended 9/30/02....   10.63       0.49          0.32         0.81       (0.49)       (0.04)         0.00
 Class B
 Year Ended 9/30/06....  $10.86      $0.35        $ 0.04        $0.39      $(0.35)      $(0.01)        $0.00
 Year Ended 9/30/05....   10.77       0.38          0.10         0.48       (0.39)        0.00          0.00
 Year Ended 9/30/04**..   10.67       0.41          0.10         0.51       (0.41)        0.00          0.00
 Year Ended 9/30/03....   10.89       0.40         (0.18)        0.22       (0.44)        0.00          0.00
 Year Ended 9/30/02....   10.62       0.41          0.32         0.73       (0.41)       (0.05)         0.00
 Class C
 Year Ended 9/30/06....  $10.87      $0.35        $ 0.03        $0.38      $(0.35)      $(0.01)        $0.00
 Year Ended 9/30/05....   10.77       0.38          0.10         0.48       (0.38)        0.00          0.00
 Year Ended 9/30/04**..   10.67       0.41          0.10         0.51       (0.41)        0.00          0.00
 Year Ended 9/30/03....   10.89       0.40         (0.18)        0.22       (0.44)        0.00          0.00
 Year Ended 9/30/02....   10.62       0.41          0.32         0.73       (0.41)       (0.05)         0.00
Minnesota Portfolio
 Class A
 Year Ended 9/30/06....  $10.19      $0.42        $ 0.01        $0.43      $(0.42)      $ 0.00         $0.00
 Year Ended 9/30/05....   10.14       0.42          0.05         0.47       (0.42)        0.00          0.00
 Year Ended 9/30/04**..   10.15       0.44         (0.01)        0.43       (0.44)        0.00          0.00
 Year Ended 9/30/03....   10.31       0.45         (0.15)        0.30       (0.46)        0.00          0.00
 Year Ended 9/30/02....   10.09       0.48          0.25         0.73       (0.48)       (0.03)         0.00
 Class B
 Year Ended 9/30/06....  $10.19      $0.34        $ 0.01        $0.35      $(0.34)      $ 0.00         $0.00
 Year Ended 9/30/05....   10.14       0.35          0.05         0.40       (0.35)        0.00          0.00
 Year Ended 9/30/04**..   10.15       0.37         (0.01)        0.36       (0.37)        0.00          0.00
 Year Ended 9/30/03....   10.31       0.38         (0.15)        0.23       (0.39)        0.00          0.00
 Year Ended 9/30/02....   10.08       0.40          0.27         0.67       (0.40)       (0.04)         0.00
 Class C
 Year Ended 9/30/06....  $10.20      $0.34        $ 0.01        $0.35      $(0.34)      $ 0.00         $0.00
 Year Ended 9/30/05....   10.15       0.35          0.05         0.40       (0.35)        0.00          0.00
 Year Ended 9/30/04**..   10.16       0.37         (0.01)        0.36       (0.37)        0.00          0.00
 Year Ended 9/30/03....   10.32       0.38         (0.15)        0.23       (0.39)        0.00          0.00
 Year Ended 9/30/02....   10.10       0.40          0.26         0.66       (0.40)       (0.04)         0.00

--------------------------------------------------------------------------------
Please refer to the footnotes on pages 66 and 67.

        Less Distributions                         Ratios/Supplemental Data
---------------------------------  --------------------------------------------------------
                                                                  Ratio of Net
    Total     Net Asset                             Ratio of        Income/
  Dividends    Value,                Net Assets,    Expenses       (Loss) to
     and       End of     Total     End of Period  to Average       Average      Portfolio
Distributions  Period   Return (b) (000's Omitted) Net Assets*     Net Assets  Turnover Rate
------------- --------- ---------- --------------- -----------    ------------ -------------
   $(0.45)     $10.94      4.06%       $63,120        0.82%(j)(d)     4.18%(d)      25%
    (0.48)      10.96      4.80         53,035        0.82(j)         4.29          25
    (0.51)      10.92      6.13         39,749        0.82(j)         4.73          26
    (0.52)      10.79      2.39         46,342        0.82(j)         4.71          28
    (0.57)      11.06      5.46         66,197        0.82(j)         4.97          27

   $(0.38)     $10.92      3.35%       $41,221        1.52%(j)(d)     3.49%(d)      25%
    (0.40)      10.94      4.00         50,203        1.52(j)         3.61          25
    (0.44)      10.91      5.38         63,430        1.52(j)         4.04          26
    (0.45)      10.77      1.76         73,979        1.52(j)         4.02          28
    (0.50)      11.03      4.69         79,216        1.52(j)         4.28          27

   $(0.38)     $10.92      3.35%       $38,001        1.52%(j)(d)     3.49%(d)      25%
    (0.40)      10.94      3.99         34,789        1.52(j)         3.61          25
    (0.44)      10.91      5.38         35,598        1.52(j)         4.04          26
    (0.45)      10.77      1.76         46,542        1.52(j)         4.02          28
    (0.50)      11.03      4.69         53,156        1.52(j)         4.28          27

   $(0.43)     $10.91      4.38%       $64,920        0.98%(k)(d)     3.92%(d)      17%
    (0.46)      10.88      5.16         54,635        0.99(k)         4.19          18
    (0.49)      10.79      5.65         45,362        1.01(k)         4.51          18
    (0.52)      10.69      2.66         53,022        1.01(k)         4.38          46
    (0.53)      10.91      7.87         55,396        1.01(k)         4.57          18

   $(0.36)     $10.89      3.66%       $30,813        1.69%(k)(d)     3.23%(d)      17%
    (0.39)      10.86      4.47         41,516        1.70(k)         3.50          18
    (0.41)      10.77      4.91         47,605        1.71(k)         3.81          18
    (0.44)      10.67      1.95         58,034        1.71(k)         3.69          46
    (0.46)      10.89      7.06         53,097        1.71(k)         3.88          18

   $(0.36)     $10.89      3.56%       $41,274        1.68%(k)(d)     3.23%(d)      17%
    (0.38)      10.87      4.54         43,225        1.70(k)         3.50          18
    (0.41)      10.77      4.91         43,382        1.71(k)         3.82          18
    (0.44)      10.67      1.95         54,996        1.71(k)         3.69          46
    (0.46)      10.89      7.06         57,818        1.71(k)         3.86          18

   $(0.42)     $10.20      4.29%       $71,172        0.90%(l)(d)     4.10%(d)      13%
    (0.42)      10.19      4.72         69,174        0.90(l)         4.12          14
    (0.44)      10.14      4.41         64,847        0.90(l)         4.36          19
    (0.46)      10.15      3.05         67,521        0.90(l)         4.42          32
    (0.51)      10.31      7.46         65,850        0.90(l)         4.75          29

   $(0.34)     $10.20      3.56%       $10,577        1.60%(l)(d)     3.41%(d)      13%
    (0.35)      10.19      3.99         14,424        1.60(l)         3.43          14
    (0.37)      10.14      3.68         16,976        1.60(l)         3.65          19
    (0.39)      10.15      2.34         24,366        1.60(l)         3.72          32
    (0.44)      10.31      6.84         24,340        1.60(l)         4.04          29

   $(0.34)     $10.21      3.55%       $15,635        1.60%(l)(d)     3.40%(d)      13%
    (0.35)      10.20      3.98         17,153        1.60(l)         3.42          14
    (0.37)      10.15      3.68         16,402        1.60(l)         3.65          19
    (0.39)      10.16      2.34         19,248        1.60(l)         3.70          32
    (0.44)      10.32      6.72         20,401        1.60(l)         4.01          29

--------------------------------------------------------------------------------
Please refer to the footnotes on pages 66 and 67.

                                    Income from Investment Operations       Less Dividends and Distributions
                                  -------------------------------------- ---------------------------------------
                                               Net Gains or
                        Net Asset     Net        Losses on               Dividends  Distributions
                         Value,   Investment    Investments   Total from  from Net   in Excess of  Distributions
                        Beginning   Income    (both realized  Investment Investment Net Investment     from
Fiscal Year or Period   of Period (Loss) +(a) and unrealized) Operations   Income       Income     Capital Gains
---------------------   --------- ----------- --------------- ---------- ---------- -------------- -------------
New Jersey Portfolio
 Class A
 Year Ended 9/30/06....  $ 9.90      $0.42        $ 0.03        $0.45      $(0.42)      $ 0.00         $0.00
 Year Ended 9/30/05....    9.84       0.42          0.07         0.49       (0.43)        0.00          0.00
 Year Ended 9/30/04**..    9.80       0.45          0.04         0.49       (0.45)        0.00          0.00
 Year Ended 9/30/03....   10.03       0.45         (0.22)        0.23       (0.46)        0.00          0.00
 Year Ended 9/30/02....   10.11       0.48         (0.05)        0.43       (0.48)       (0.03)         0.00
 Class B
 Year Ended 9/30/06....  $ 9.90      $0.35        $ 0.03        $0.38      $(0.35)      $ 0.00         $0.00
 Year Ended 9/30/05....    9.84       0.35          0.07         0.42       (0.36)        0.00          0.00
 Year Ended 9/30/04**..    9.80       0.38          0.04         0.42       (0.38)        0.00          0.00
 Year Ended 9/30/03....   10.04       0.38         (0.23)        0.15       (0.39)        0.00          0.00
 Year Ended 9/30/02....   10.11       0.41         (0.04)        0.37       (0.41)       (0.03)         0.00
 Class C
 Year Ended 9/30/06....  $ 9.90      $0.35        $ 0.03        $0.38      $(0.35)      $ 0.00         $0.00
 Year Ended 9/30/05....    9.84       0.35          0.07         0.42       (0.36)        0.00          0.00
 Year Ended 9/30/04**..    9.81       0.38          0.03         0.41       (0.38)        0.00          0.00
 Year Ended 9/30/03....   10.04       0.38         (0.22)        0.16       (0.39)        0.00          0.00
 Year Ended 9/30/02....   10.11       0.41         (0.04)        0.37       (0.41)       (0.03)         0.00
New York Portfolio
 Class A
 Year Ended 10/31/06...  $ 9.81      $0.42        $ 0.16        $0.58      $(0.42)      $ 0.00         $0.00
 Year Ended 10/31/05...    9.93       0.46         (0.12)        0.34       (0.46)        0.00          0.00
 Year Ended 10/31/04**.    9.79       0.48          0.15         0.63       (0.49)        0.00          0.00
 Year Ended 10/31/03...    9.69       0.50          0.11         0.61       (0.51)        0.00          0.00
 Year Ended 10/31/02...    9.93       0.53         (0.25)        0.28       (0.52)        0.00          0.00
 Class B
 Year Ended 10/31/06...  $ 9.80      $0.35        $ 0.16        $0.51      $(0.35)      $ 0.00         $0.00
 Year Ended 10/31/05...    9.92       0.39         (0.12)        0.27       (0.39)        0.00          0.00
 Year Ended 10/31/04**.    9.78       0.41          0.15         0.56       (0.42)        0.00          0.00
 Year Ended 10/31/03...    9.68       0.43          0.11         0.54       (0.44)        0.00          0.00
 Year Ended 10/31/02...    9.93       0.46         (0.26)        0.20       (0.45)        0.00          0.00
 Class C
 Year Ended 10/31/06...  $ 9.80      $0.35        $ 0.16        $0.51      $(0.35)      $ 0.00         $0.00
 Year Ended 10/31/05...    9.92       0.39         (0.12)        0.27       (0.39)        0.00          0.00
 Year Ended 10/31/04**.    9.78       0.41          0.15         0.56       (0.42)        0.00          0.00
 Year Ended 10/31/03...    9.68       0.43          0.11         0.54       (0.44)        0.00          0.00
 Year Ended 10/31/02...    9.94       0.46         (0.27)        0.19       (0.45)        0.00          0.00
Ohio Portfolio
 Class A
 Year Ended 9/30/06....  $10.14      $0.41        $ 0.02        $0.43      $(0.41)      $ 0.00         $0.00
 Year Ended 9/30/05....   10.10       0.43          0.03         0.46       (0.42)        0.00          0.00
 Year Ended 9/30/04**..   10.05       0.44          0.05         0.49       (0.44)        0.00          0.00
 Year Ended 9/30/03....   10.02       0.46          0.05         0.51       (0.48)        0.00          0.00
 Year Ended 9/30/02....   10.01       0.50          0.04         0.54       (0.51)       (0.02)         0.00
 Class B
 Year Ended 9/30/06....  $10.13      $0.34        $ 0.02        $0.36      $(0.34)      $ 0.00         $0.00
 Year Ended 9/30/05....   10.09       0.36          0.03         0.39       (0.35)        0.00          0.00
 Year Ended 9/30/04**..   10.04       0.37          0.05         0.42       (0.37)        0.00          0.00
 Year Ended 9/30/03....   10.02       0.39          0.04         0.43       (0.41)        0.00          0.00
 Year Ended 9/30/02....   10.01       0.43          0.05         0.48       (0.44)       (0.03)         0.00
 Class C
 Year Ended 9/30/06....  $10.13      $0.34        $ 0.03        $0.37      $(0.34)      $ 0.00         $0.00
 Year Ended 9/30/05....   10.09       0.36          0.03         0.39       (0.35)        0.00          0.00
 Year Ended 9/30/04**..   10.05       0.37          0.04         0.41       (0.37)        0.00          0.00
 Year Ended 9/30/03....   10.02       0.39          0.05         0.44       (0.41)        0.00          0.00
 Year Ended 9/30/02....   10.02       0.43          0.04         0.47       (0.44)       (0.03)         0.00

--------------------------------------------------------------------------------
Please refer to the footnotes on pages 66 and 67.

        Less Distributions                         Ratios/Supplemental Data
---------------------------------  --------------------------------------------------------
                                                                  Ratio of Net
    Total     Net Asset                             Ratio of        Income/
  Dividends    Value,                Net Assets,    Expenses       (Loss) to
     and       End of     Total     End of Period  to Average       Average      Portfolio
Distributions  Period   Return (b) (000's Omitted) Net Assets*     Net Assets  Turnover Rate
------------- --------- ---------- --------------- -----------    ------------ -------------
   $(0.42)     $ 9.93      4.65%      $ 83,088        0.87%(m)(d)     4.25%(d)       6%
    (0.43)       9.90      5.03         77,570        0.87(m)         4.26          38
    (0.45)       9.84      5.05         76,164        0.87(m)         4.60          15
    (0.46)       9.80      2.39         81,632        0.87(m)         4.53          45
    (0.51)      10.03      4.42         94,865        0.87(m)         4.80          49

   $(0.35)     $ 9.93      3.91%      $ 42,766        1.57%(m)(d)     3.55%(d)       6%
    (0.36)       9.90      4.30         58,706        1.57(m)         3.56          38
    (0.38)       9.84      4.41         83,835        1.57(m)         3.89          15
    (0.39)       9.80      1.56        110,294        1.57(m)         3.83          45
    (0.44)      10.04      3.79        127,025        1.57(m)         4.10          49

   $(0.35)     $ 9.93      3.92%      $ 34,042        1.57%(m)(d)     3.55%(d)       6%
    (0.36)       9.90      4.31         35,279        1.57(m)         3.56          38
    (0.38)       9.84      4.30         37,926        1.57(m)         3.89          15
    (0.39)       9.81      1.66         45,633        1.57(m)         3.83          45
    (0.44)      10.04      3.78         56,295        1.57(m)         4.10          49

   $(0.42)     $ 9.97      6.06%      $320,580        0.58%(n)(d)     4.27%(d)      39%
    (0.46)       9.81      3.46        294,005        0.58(n)         4.62          19
    (0.49)       9.93      6.58        280,213        0.59(n)         4.93          33
    (0.51)       9.79      6.39        311,596        0.58(n)         5.09          35
    (0.52)       9.69      2.89        322,621        0.58(n)         5.42          33

   $(0.35)     $ 9.96      5.33%      $114,128        1.28%(n)(d)     3.59%(d)      39%
    (0.39)       9.80      2.75        133,746        1.28(n)         3.93          19
    (0.42)       9.92      5.85        151,474        1.30(n)         4.22          33
    (0.44)       9.78      5.64        171,881        1.29(n)         4.38          35
    (0.45)       9.68      2.04        184,700        1.29(n)         4.70          33

   $(0.35)     $ 9.96      5.32%      $ 48,022        1.28%(n)(d)     3.58%(d)      39%
    (0.39)       9.80      2.74         45,956        1.28(n)         3.92          19
    (0.42)       9.92      5.85         45,121        1.29(n)         4.23          33
    (0.44)       9.78      5.64         52,206        1.29(n)         4.38          35
    (0.45)       9.68      1.94         57,386        1.29(n)         4.71          33

   $(0.41)     $10.16      4.40%      $ 87,902        0.85%(o)(d)     4.12%(d)      11%
    (0.42)      10.14      4.67         85,749        0.85(o)         4.19          23
    (0.44)      10.10      5.02         78,184        0.85(o)         4.38          33
    (0.48)      10.05      5.20         75,102        0.85(o)         4.59          23
    (0.53)      10.02      5.57         70,223        0.85(o)         4.99          34

   $(0.34)     $10.15      3.67%      $ 41,802        1.55%(o)(d)     3.42%(d)      11%
    (0.35)      10.13      3.95         55,111        1.55(o)         3.50          23
    (0.37)      10.09      4.30         70,121        1.55(o)         3.69          33
    (0.41)      10.04      4.37         83,422        1.55(o)         3.88          23
    (0.47)      10.02      4.87         73,159        1.55(o)         4.29          34

   $(0.34)     $10.16      3.78%      $ 44,023        1.55%(o)(d)     3.42%(d)      11%
    (0.35)      10.13      3.94         47,610        1.55(o)         3.49          23
    (0.37)      10.09      4.19         48,233        1.55(o)         3.69          33
    (0.41)      10.05      4.47         54,062        1.55(o)         3.89          23
    (0.47)      10.02      4.77         53,883        1.55(o)         4.29          34

--------------------------------------------------------------------------------
Please refer to the footnotes on pages 66 and 67.

                                                          Income from Investment Operations
                                                        -------------------------------------
                                                                    Net Gains or
                                             Net Asset     Net        Losses on
                                              Value,    Investment   Investments   Total from
                                             Beginning    Income   (both realized  Investment
Fiscal Year or Period                        of Period  (Loss) (a) and unrealized) Operations
---------------------                        ---------  ---------- --------------- ----------
Pennsylvania Portfolio
 Class A
 Year Ended 9/30/06.........................  $10.53      $0.42+       $ 0.05        $0.47
 Year Ended 9/30/05.........................   10.48       0.44+         0.05         0.49
 Year Ended 9/30/04**.......................   10.44       0.48+         0.04         0.52
 Year Ended 9/30/03.........................   10.58       0.50+        (0.14)        0.36
 Year Ended 9/30/02.........................   10.42       0.51+         0.18         0.69
 Class B
 Year Ended 9/30/06.........................  $10.53      $0.35+       $ 0.05        $0.40
 Year Ended 9/30/05.........................   10.48       0.37+         0.05         0.42
 Year Ended 9/30/04**.......................   10.44       0.40+         0.04         0.44
 Year Ended 9/30/03.........................   10.58       0.44+        (0.15)        0.29
 Year Ended 9/30/02.........................   10.41       0.45+         0.18         0.63
 Class C
 Year Ended 9/30/06.........................  $10.53      $0.35+       $ 0.05        $0.40
 Year Ended 9/30/05.........................   10.48       0.37+         0.05         0.42
 Year Ended 9/30/04**.......................   10.44       0.40+         0.04         0.44
 Year Ended 9/30/03.........................   10.58       0.44+        (0.15)        0.29
 Year Ended 9/30/02.........................   10.41       0.45+         0.18         0.63
Virginia Portfolio
 Class A
 Year Ended 9/30/06.........................  $10.82      $0.47+       $ 0.02        $0.49
 Year Ended 9/30/05.........................   10.77       0.49+         0.05         0.54
 Year Ended 9/30/04**.......................   10.75       0.52+         0.01         0.53
 Year Ended 9/30/03.........................   10.77       0.52+        (0.03)        0.49
 Year Ended 9/30/02.........................   10.54       0.52+         0.25         0.77
 Class B
 Year Ended 9/30/06.........................  $10.80      $0.39+       $ 0.02        $0.41
 Year Ended 9/30/05.........................   10.75       0.41+         0.05         0.46
 Year Ended 9/30/04**.......................   10.73       0.44+         0.01         0.45
 Year Ended 9/30/03.........................   10.75       0.45+        (0.04)        0.41
 Year Ended 9/30/02.........................   10.53       0.45+         0.24         0.69
 Class C
 Year Ended 9/30/06.........................  $10.79      $0.39+       $ 0.02        $0.41
 Year Ended 9/30/05.........................   10.74       0.41+         0.06         0.47
 Year Ended 9/30/04**.......................   10.73       0.44+         0.00         0.44
 Year Ended 9/30/03.........................   10.75       0.45+        (0.04)        0.41
 Year Ended 9/30/02.........................   10.52       0.45+         0.25         0.70
Intermediate Diversified Municipal Portfolio
 Class A
 Year Ended 9/30/06.........................  $14.07      $0.42        $(0.04)       $0.38
 Year Ended 9/30/05.........................   14.27       0.40         (0.20)        0.20
 Year Ended 9/30/04**.......................   14.35       0.42         (0.08)        0.34
 Year Ended 9/30/03.........................   14.37       0.47         (0.02)        0.45
 2/01/02++ to 9/30/02.......................   14.01       0.33          0.36         0.69
 Class B
 Year Ended 9/30/06.........................  $14.07      $0.32        $(0.04)       $0.28
 Year Ended 9/30/05.........................   14.27       0.30         (0.20)        0.10
 Year Ended 9/30/04**.......................   14.35       0.32         (0.08)        0.24
 Year Ended 9/30/03.........................   14.38       0.37         (0.03)        0.34
 2/01/02++ to 9/30/02.......................   14.01       0.27          0.37         0.64
 Class C
 Year Ended 9/30/06.........................  $14.07      $0.32        $(0.04)       $0.28
 Year Ended 9/30/05.........................   14.27       0.30         (0.20)        0.10
 Year Ended 9/30/04**.......................   14.35       0.32         (0.08)        0.24
 Year Ended 9/30/03.........................   14.37(e)    0.37         (0.02)        0.35
 2/01/02++ to 9/30/02.......................   14.01       0.27          0.36         0.63
Intermediate California Municipal Portfolio
 Class A
 Year Ended 9/30/06.........................  $14.23      $0.42        $(0.03)       $0.39
 Year Ended 9/30/05.........................   14.38       0.40         (0.14)        0.26
 Year Ended 9/30/04**.......................   14.46       0.40         (0.07)        0.33
 Year Ended 9/30/03.........................   14.59       0.43         (0.13)        0.30
 2/01/02++ to 9/30/02.......................   14.22       0.30          0.37         0.67
 Class B
 Year Ended 9/30/06.........................  $14.24      $0.32        $(0.03)       $0.29
 Year Ended 9/30/05.........................   14.39       0.30         (0.14)        0.16
 Year Ended 9/30/04**.......................   14.46       0.30         (0.06)        0.24
 Year Ended 9/30/03.........................   14.59       0.33         (0.13)        0.20
 2/01/02++ to 9/30/02.......................   14.22       0.23          0.37         0.60
 Class C
 Year Ended 9/30/06.........................  $14.23      $0.32        $(0.03)       $0.29
 Year Ended 9/30/05.........................   14.38       0.30         (0.14)        0.16
 Year Ended 9/30/04**.......................   14.46       0.29         (0.07)        0.22
 Year Ended 9/30/03.........................   14.59       0.33         (0.13)        0.20
 2/01/02++ to 9/30/02.......................   14.22       0.23          0.37         0.60

                                                 Less Dividends and Distributions
                                             ----------------------------------------

                                             Dividends    Distributions
                                              from Net     in Excess of  Distributions
                                             Investment   Net Investment     from
Fiscal Year or Period                          Income         Income     Capital Gains
---------------------                        ----------   -------------- -------------
Pennsylvania Portfolio
 Class A
 Year Ended 9/30/06.........................   $(0.42)        $ 0.00        $ 0.00
 Year Ended 9/30/05.........................    (0.44)          0.00          0.00
 Year Ended 9/30/04**.......................    (0.48)          0.00          0.00
 Year Ended 9/30/03.........................    (0.50)          0.00          0.00
 Year Ended 9/30/02.........................    (0.51)         (0.02)         0.00
 Class B
 Year Ended 9/30/06.........................   $(0.35)        $ 0.00        $ 0.00
 Year Ended 9/30/05.........................    (0.37)          0.00          0.00
 Year Ended 9/30/04**.......................    (0.40)          0.00          0.00
 Year Ended 9/30/03.........................    (0.43)          0.00          0.00
 Year Ended 9/30/02.........................    (0.45)         (0.01)         0.00
 Class C
 Year Ended 9/30/06.........................   $(0.35)        $ 0.00        $ 0.00
 Year Ended 9/30/05.........................    (0.37)          0.00          0.00
 Year Ended 9/30/04**.......................    (0.40)          0.00          0.00
 Year Ended 9/30/03.........................    (0.43)          0.00          0.00
 Year Ended 9/30/02.........................    (0.45)         (0.01)         0.00
Virginia Portfolio
 Class A
 Year Ended 9/30/06.........................   $(0.47)        $ 0.00        $ 0.00
 Year Ended 9/30/05.........................    (0.49)          0.00          0.00
 Year Ended 9/30/04**.......................    (0.51)          0.00          0.00
 Year Ended 9/30/03.........................    (0.51)          0.00          0.00
 Year Ended 9/30/02.........................    (0.52)         (0.02)         0.00
 Class B
 Year Ended 9/30/06.........................   $(0.39)        $ 0.00        $ 0.00
 Year Ended 9/30/05.........................    (0.41)          0.00          0.00
 Year Ended 9/30/04**.......................    (0.43)          0.00          0.00
 Year Ended 9/30/03.........................    (0.43)          0.00          0.00
 Year Ended 9/30/02.........................    (0.45)         (0.02)         0.00
 Class C
 Year Ended 9/30/06.........................   $(0.39)        $ 0.00        $ 0.00
 Year Ended 9/30/05.........................    (0.42)          0.00          0.00
 Year Ended 9/30/04**.......................    (0.43)          0.00          0.00
 Year Ended 9/30/03.........................    (0.43)          0.00          0.00
 Year Ended 9/30/02.........................    (0.45)         (0.02)         0.00
Intermediate Diversified Municipal Portfolio
 Class A
 Year Ended 9/30/06.........................   $(0.42)        $ 0.00        $ 0.00
 Year Ended 9/30/05.........................    (0.40)          0.00          0.00
 Year Ended 9/30/04**.......................    (0.42)(r)       0.00          0.00
 Year Ended 9/30/03.........................    (0.47)(r)       0.00          0.00
 2/01/02++ to 9/30/02.......................    (0.33)          0.00          0.00
 Class B
 Year Ended 9/30/06.........................   $(0.32)        $ 0.00        $ 0.00
 Year Ended 9/30/05.........................    (0.30)          0.00          0.00
 Year Ended 9/30/04**.......................    (0.32)(r)       0.00          0.00
 Year Ended 9/30/03.........................    (0.37)(r)       0.00          0.00
 2/01/02++ to 9/30/02.......................    (0.27)          0.00          0.00
 Class C
 Year Ended 9/30/06.........................   $(0.32)        $ 0.00        $ 0.00
 Year Ended 9/30/05.........................    (0.30)          0.00          0.00
 Year Ended 9/30/04**.......................    (0.32)(r)       0.00          0.00
 Year Ended 9/30/03.........................    (0.37)(r)       0.00          0.00
 2/01/02++ to 9/30/02.......................    (0.27)          0.00          0.00
Intermediate California Municipal Portfolio
 Class A
 Year Ended 9/30/06.........................   $(0.42)        $ 0.00        $ 0.00
 Year Ended 9/30/05.........................    (0.40)          0.00         (0.01)
 Year Ended 9/30/04**.......................    (0.40)(r)       0.00         (0.01)
 Year Ended 9/30/03.........................    (0.43)(r)       0.00          0.00
 2/01/02++ to 9/30/02.......................    (0.30)          0.00          0.00
 Class B
 Year Ended 9/30/06.........................   $(0.32)        $ 0.00        $ 0.00
 Year Ended 9/30/05.........................    (0.30)          0.00         (0.01)
 Year Ended 9/30/04**.......................    (0.30)(r)       0.00         (0.01)
 Year Ended 9/30/03.........................    (0.33)(r)       0.00          0.00
 2/01/02++ to 9/30/02.......................    (0.23)          0.00          0.00
 Class C
 Year Ended 9/30/06.........................   $(0.32)        $ 0.00        $ 0.00
 Year Ended 9/30/05.........................    (0.30)          0.00         (0.01)
 Year Ended 9/30/04**.......................    (0.29)(r)       0.00         (0.01)
 Year Ended 9/30/03.........................    (0.33)(r)       0.00          0.00
 2/01/02++ to 9/30/02.......................    (0.23)          0.00          0.00

--------------------------------------------------------------------------------
Please refer to the footnotes on pages 66 and 67.

        Less Distributions                         Ratios/Supplemental Data
---------------------------------  --------------------------------------------------------
                                                                  Ratio of Net
    Total     Net Asset                             Ratio of        Income/
  Dividends    Value,                Net Assets,    Expenses         (Loss)
     and       End of     Total     End of Period  to Average      to Average    Portfolio
Distributions  Period   Return (b) (000's Omitted) Net Assets*     Net Assets  Turnover Rate
------------- --------- ---------- --------------- -----------    ------------ -------------
   $(0.42)     $10.58      4.57%      $ 81,151        0.95%(p)(d)     4.00%(d)      23%
    (0.44)      10.53      4.75         78,472        0.95(p)         4.19          36
    (0.48)      10.48      5.06         74,132        0.95(p)         4.55          19
    (0.50)      10.44      3.57         84,053        0.95(p)         4.91          17
    (0.53)      10.58      6.88         99,426        0.95(p)         4.98          38

   $(0.35)     $10.58      3.84%      $ 33,448        1.65%(p)(d)     3.31%(d)      23%
    (0.37)      10.53      4.01         41,760        1.65(p)         3.49          36
    (0.40)      10.48      4.32         55,552        1.65(p)         3.85          19
    (0.43)      10.44      2.84         68,409        1.65(p)         4.21          17
    (0.46)      10.58      6.26         74,390        1.65(p)         4.35          38

   $(0.35)     $10.58      3.84%      $ 34,332        1.65%(p)(d)     3.30%(d)      23%
    (0.37)      10.53      4.02         34,705        1.65(p)         3.49          36
    (0.40)      10.48      4.32         36,168        1.65(p)         3.85          19
    (0.43)      10.44      2.84         42,917        1.65(p)         4.20          17
    (0.46)      10.58      6.26         46,296        1.65(p)         4.30          38

   $(0.47)     $10.84      4.61%      $109,343        0.72%(q)(d)     4.33%(d)      31%
    (0.49)      10.82      5.11         88,605        0.72(q)         4.48          23
    (0.51)      10.77      5.04         64,089        0.72(q)         4.82          10
    (0.51)      10.75      4.66         71,572        0.72(q)         4.87          25
    (0.54)      10.77      7.58         76,797        0.72(q)         4.95          16

   $(0.39)     $10.82      3.89%      $ 37,006        1.42%(q)(d)     3.64%(d)      31%
    (0.41)      10.80      4.36         46,489        1.42(q)         3.81          23
    (0.43)      10.75      4.32         65,978        1.42(q)         4.13          10
    (0.43)      10.73      3.94         82,541        1.42(q)         4.18          25
    (0.47)      10.75      6.78         85,842        1.42(q)         4.27          16

   $(0.39)     $10.81      3.90%      $ 34,544        1.42%(q)(d)     3.64%(d)      31%
    (0.42)      10.79      4.41         29,412        1.42(q)         3.80          23
    (0.43)      10.74      4.23         28,654        1.42(q)         4.13          10
    (0.43)      10.73      3.94         33,486        1.42(q)         4.17          25
    (0.47)      10.75      6.88         34,396        1.42(q)         4.26          16

   $(0.42)     $14.03      2.75%      $ 64,074        0.89%(d)        3.01%(d)      29%
    (0.40)      14.07      1.43         83,353        0.87            2.83          28
    (0.42)      14.27      2.39        101,899        0.87            2.95          41
    (0.47)      14.35      3.22        140,781        0.88            3.28          38
    (0.33)      14.37      5.02         81,944        0.94+++         3.42+++       22

   $(0.32)     $14.03      2.04%      $ 38,429        1.58%(d)        2.31%(d)      29%
    (0.30)      14.07      0.73         66,067        1.57            2.13          28
    (0.32)      14.27      1.68         96,064        1.57            2.25          41
    (0.37)      14.35      2.43        115,690        1.59            2.58          38
    (0.27)      14.38      4.63         53,115        1.65+++         2.75+++       22

   $(0.32)     $14.03      2.04%      $ 46,625        1.59%(d)        2.31%(d)      29%
    (0.30)      14.07      0.73         67,057        1.57            2.14          28
    (0.32)      14.27      1.68         89,439        1.57            2.25          41
    (0.37)      14.35      2.50        112,298        1.59            2.57          38
    (0.27)      14.37      4.55         51,419        1.65+++         2.71+++       22

   $(0.42)     $14.20      2.77%      $ 26,648        0.89%(d)        2.96%(d)      23%
    (0.41)      14.23      1.84         37,420        0.89            2.80          30
    (0.41)      14.38      2.32         38,422        0.88            2.79          52
    (0.43)      14.46      2.13         53,570        0.90            3.00          44
    (0.30)      14.59      4.76         34,909        0.97+++         2.98+++       31

   $(0.32)     $14.21      2.06%      $ 16,012        1.60%(d)        2.26%(d)      23%
    (0.31)      14.24      1.14         26,081        1.59            2.10          30
    (0.31)      14.39      1.67         35,723        1.58            2.08          52
    (0.33)      14.46      1.41         39,915        1.61            2.29          44
    (0.23)      14.59      4.30         18,688        1.68+++         2.27+++       31

   $(0.32)     $14.20      2.07%      $ 22,253        1.59%(d)        2.26%(d)      23%
    (0.31)      14.23      1.13         28,495        1.59            2.10          30
    (0.30)      14.38      1.60         34,859        1.58            2.09          52
    (0.33)      14.46      1.41         50,071        1.61            2.28          44
    (0.23)      14.59      4.28         23,746        1.68+++         2.28+++       31

--------------------------------------------------------------------------------
Please refer to the footnotes on pages 66 and 67.

                                                      Income from Investment Operations
                                                    --------------------------------------
                                                                 Net Gains or
                                          Net Asset     Net        Losses on
                                           Value,   Investment    Investments   Total from
                                          Beginning   Income    (both realized  Investment
Fiscal Year or Period                     of Period (Loss) +(a) and unrealized) Operations
---------------------                     --------- ----------- --------------- ----------
Intermediate New York Municipal Portfolio
 Class A
 Year Ended 9/30/06......................  $13.90      $0.43        $(0.05)       $0.38
 Year Ended 9/30/05......................   14.11       0.43         (0.21)        0.22
 Year Ended 9/30/04**....................   14.21       0.43         (0.10)        0.33
 Year Ended 9/30/03......................   14.22       0.46         (0.01)        0.45
 2/01/02++ to 9/30/02....................   13.82       0.32          0.40         0.72
 Class B
 Year Ended 9/30/06......................  $13.89      $0.34        $(0.04)       $0.30
 Year Ended 9/30/05......................   14.10       0.33         (0.21)        0.12
 Year Ended 9/30/04**....................   14.20       0.33         (0.10)        0.23
 Year Ended 9/30/03......................   14.22       0.36         (0.02)        0.34
 2/01/02++ to 9/30/02....................   13.82       0.26          0.40         0.66
 Class C
 Year Ended 9/30/06......................  $13.90      $0.34        $(0.05)       $0.29
 Year Ended 9/30/05......................   14.11       0.33         (0.21)        0.12
 Year Ended 9/30/04**....................   14.21       0.34         (0.11)        0.23
 Year Ended 9/30/03......................   14.23       0.36         (0.02)        0.34
 2/01/02++ to 9/30/02....................   13.82       0.26          0.41         0.67

                                               Less Dividends and Distributions
                                          -------------------------------------------

                                          Dividends    Distributions in
                                           from Net       Excess of     Distributions
                                          Investment    Net Investment      from
Fiscal Year or Period                       Income          Income      Capital Gains
---------------------                     ----------   ---------------- -------------
Intermediate New York Municipal Portfolio
 Class A
 Year Ended 9/30/06......................   $(0.43)         $0.00           $0.00
 Year Ended 9/30/05......................    (0.43)          0.00            0.00
 Year Ended 9/30/04**....................    (0.43)(r)       0.00            0.00
 Year Ended 9/30/03......................    (0.46)(r)       0.00            0.00
 2/01/02++ to 9/30/02....................    (0.32)          0.00            0.00
 Class B
 Year Ended 9/30/06......................   $(0.34)         $0.00           $0.00
 Year Ended 9/30/05......................    (0.33)          0.00            0.00
 Year Ended 9/30/04**....................    (0.33)(r)       0.00            0.00
 Year Ended 9/30/03......................    (0.36)(r)       0.00            0.00
 2/01/02++ to 9/30/02....................    (0.26)          0.00            0.00
 Class C
 Year Ended 9/30/06......................   $(0.34)         $0.00           $0.00
 Year Ended 9/30/05......................    (0.33)          0.00            0.00
 Year Ended 9/30/04**....................    (0.33)(r)       0.00            0.00
 Year Ended 9/30/03......................    (0.36)(r)       0.00            0.00
 2/01/02++ to 9/30/02....................    (0.26)          0.00            0.00

--------------------------------------------------------------------------------
Please refer to the footnotes on pages 66 and 67.

        Less Distributions                        Ratios/Supplemental Data
---------------------------------  -----------------------------------------------------
                                                               Ratio of Net
    Total     Net Asset                             Ratio of     Income/
  Dividends    Value,                Net Assets,    Expenses    (Loss) to
     and       End of     Total     End of Period  to Average    Average      Portfolio
Distributions  Period   Return (b) (000's Omitted) Net Assets*  Net Assets  Turnover Rate
------------- --------- ---------- --------------- ----------- ------------ -------------

   $(0.43)     $13.85      2.81%       $34,440        0.91%(d)     3.14%(d)      21%
    (0.43)      13.90      1.55         44,730        0.90         3.04          32
    (0.43)      14.11      2.37         54,246        0.88         3.07          39
    (0.46)      14.21      3.25         78,518        0.90         3.22          29
    (0.32)      14.22      5.30         36,760        0.95+++      3.39+++       37

   $(0.34)     $13.85      2.17%       $31,804        1.61(d)      2.44%(d)      21%
    (0.33)      13.89      0.85         48,851        1.60         2.34          32
    (0.33)      14.10      1.67         58,167        1.58         2.37          39
    (0.36)      14.20      2.45         62,916        1.61         2.52          29
    (0.26)      14.22      4.82         25,635        1.67+++      2.69+++       37

   $(0.34)     $13.85      2.09%       $22,482        1.61(d)      2.44%(d)      21%
    (0.33)      13.90      0.85         36,217        1.60         2.34          32
    (0.33)      14.11      1.66         53,033        1.58         2.37          39
    (0.36)      14.21      2.44         61,526        1.61         2.49          29
    (0.26)      14.23      4.89         17,847        1.66+++      2.65+++       37

--------------------------------------------------------------------------------
Please refer to the footnotes on pages 66 and 67.

--------------------------------------------------------------------------------
* Net of any waivers/reimbursements and interest expense.
**As of October 1, 2003 (as of November 1, 2003 with respect to National,
  Insured National, New York, California and Insured California) the Portfolios have adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain
  (loss) on swap contracts; however, prior to October 1, 2003 (November 1, 2003 with respect to National, Insured National, New York, California and Insured California), these interim payments were reflected within interest income/expense on the statement of operations. For the year ended
  September 30, 2004 (October 31, 2004 with respect to National, Insured National, New York, California and Insured California), the effect of this change to the net investment income and the net realized and unrealized gain
  (loss) on investment transactions was less than $0.01 per share. The effect on the ratio of net investment income to average net assets for the aforementioned year ends was as follows:

                         Class A Class B Class C
                         ------- ------- -------
National                   .01%    .01%    .01%
Insured National           .01%    .01%    .01%
New York                   .05%    .05%    .05%
California                 .00%    .00%    .00%
Insured California         .00%    .00%    .00%
Arizona                    .01%    .00%    .00%
Florida                   (.02)%  (.02)%  (.02)%
Massachusetts             (.01)%   .00%   (.01)%
Michigan                   .01%    .01%    .02%
Minnesota                  .00%    .00%    .00%
New Jersey                 .01%    .01%    .01%
Ohio                      (.04)%  (.03)%  (.04)%
Pennsylvania               .00%    .01%    .00%
Virginia                  (.02)%  (.01)%  (.02)%
Intermediate California    .00%    .00%    .00%
Intermediate Diversified   .00%    .00%    .00%
Intermediate New York      .00%    .01%    .01%

+ Net of expenses assumed and/or waived by the Adviser, except in the case of the Insured California Portfolio for the fiscal years ended October 31, 2002 and 2003.
++Commencement of operations.
+++Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment returns. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.
(c)If the National Portfolio had borne all expenses, including interest expense, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.01%, 1.14%, 1.08%, 1.11% and 1.07% for Class A shares, 1.73%, 1.85%, 1.79%, 1.81% and 1.77% for Class B shares and 1.72%, 1.85%, 1.78%, 1.81% and 1.76% for Class C shares.
(d)The ratio includes expenses attributable to the costs of proxy solicitation.
(e)If the Insured National Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.04%, 1.04%, 1.18%, 1.16% and 1.13% for Class A shares, 1.75%,
   1.75%, 1.89%, 1.87% and 1.84% for Class B shares and 1.74%, 1.75%, 1.88%,
   1.86% and 1.83% for Class C shares.
(f)If the California Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been .85%, .86%, 1.01%, 1.02% and 1.01% for Class A shares, 1.56%, 1.56%,
   1.71%, 1.73% and 1.72% for Class B shares and 1.56%, 1.56%, 1.71%, 1.72% and
   1.71% for Class C shares.
(g)If the Insured California Portfolio had borne all expenses, the expense ratios (beginning with those of the most recent fiscal period) would have been 1.03%, 1.02%, 1.07%, 1.07%, and 1.03% for Class A shares, 1.74%, 1.73%,
   1,77%, 1.77%, and 1.73% for Class B shares, 1.73%, 1.73%, 1.77%, 1.77%, and
   1.73% for Class C shares.
(h)If the Arizona Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been .95%, .97%, 1.13%, 1.11% and 1.12% for Class A shares, 1.66%, 1.68%,
   1.84%, 1.82%, and 1.82% for Class B shares and 1.65%, 1.67%, 1.84%, 1.82%
   and 1.82% for Class C shares.
(i)If the Florida Portfolio had borne all expenses, including interest expense, the respective expense ratios (beginning with those of the most recent fiscal period) would have been .98%, 1.08%, 1.12%, 1.11% and 1.09% for Class A shares, 1.69%, 1.78%, 1.83%, 1.81% and 1.79% for Class B shares and 1.68%, 1.78%, 1.83%, 1.81% and 1.79% for Class C shares.
(j)If the Massachusetts Portfolio had borne all expenses, including interest expense, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.09%, 1.17%, 1.25%, 1.17%, and 1.12% for Class A shares, 1.81%, 1.88%, 1.96%, 1.89%, and 1.83% for Class B shares and 1.80%, 1.88%, 1.95%, 1.88% and 1.82% for Class C shares.
(k)If the Michigan Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.04%, 1.05%, 1.20%, 1.20%, and 1.21% for Class A shares, 1.75%, 1.76%,
   1.91%, 1.92% and 1.92% for Class B shares and 1.74%, 1.75%, 1.90%, 1.90% and
   1.93% for Class C shares.
(l)If the Minnesota Portfolio had borne all expenses, including interest expense, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.17%, 1.26%, 1.32%, 1.22% and 1.29% for Class A shares, 1.88%, 1.97%, 2.04%, 1.93% and 1.99% for Class B shares and 1.87%, 1.96%, 2.03%, 1.92% and 1.99% Class C shares.
(m)If the New Jersey Portfolio had borne all expenses, including interest expense, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.15%, 1.16%, 1.23%, 1.16% and 1.11% for Class A shares, 1.86%, 1.87%, 1.94%, 1.87% and 1.82% for Class B shares and 1.85%, 1.86%, 1.93%, 1.86% and 1.81% for Class C shares.
(n)If the New York Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been .89%, .91%, 1.05%, 1.06% and 1.05% for Class A shares, 1.60%, 1.62%,
   1.76%, 1.77% and 1.78% for Class B shares and 1.60%, 1.61%, 1.75%, 1.77% and
   1.77% for Class C shares.
(o)If the Ohio Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been .98%, .99%, 1.14%, 1.15% and 1.15% for Class A shares, 1.69%, 1.69%, 1.85%,
   1.86% and 1.85% for Class B shares and 1.68%, 1.69%, 1.85%, 1.85% and 1.85%
   for Class C shares.

(p)If the Pennsylvania Portfolio had borne all expenses, including interest expense, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.11%, 1.20%, 1.24%, 1.16%, and 1.13% for Class A shares, 1.82%, 1.90%, 1.95%, 1.87%, and 1.84% for Class B shares and 1.82%, 1.90%, 1.94%, 1.87% and 1.83% for Class C shares.
(q)If the Virginia Portfolio had borne all expenses, including interest expense, the respective expense ratios (beginning with those of the most recent fiscal periods) would have been 1.01%, 1.09%, 1.18%, 1.15%, and 1.15% for Class A shares, 1.72%, 1.80%, 1.89%, 1.85%, and 1.86% for Class B shares and 1.71%, 1.79%, 1.88%, 1.85% and 1.86% for Class C shares.
(r)Distributions from net investment income include taxable income of:

                                             2004  2003
                                             ----- -----
Intermediate Diversified Municipal Portfolio
Class A                                      $0.01 $0.01
Class B                                       0.01  0.01
Class C                                       0.01  0.01
Intermediate California Municipal Portfolio
Class A                                      $0.02 $0.02
Class B                                       0.01  0.02
Class C                                       0.01  0.02
Intermediate New York Municipal Portfolio
Class A                                      $0.01 $0.01
Class B                                       0.01  0.01
Class C                                       0.01  0.01

APPENDIX A
--------------------------------------------------------------------------------

BOND RATINGS

Moody's Investors Service, Inc.

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa--Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating--When no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1. An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities or companies that are unrated as a matter of policy.

3. There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note--Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's Ratings Services

AAA--Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated BBB normally exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C--Debt rated BB, B, CCC, CC or C is regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB--Debt rated BB is less vulnerable to nonpayment than other speculative debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to an inadequate capacity to pay interest and repay principal.

B--Debt rated B is more vulnerable to nonpayment than debt rated BB, but there is capacity to pay interest and repay principal. Adverse business, financial or economic conditions will likely impair the capacity or willingness to pay principal or repay interest.

CCC--Debt rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions to pay interest and repay principal. In the event of adverse business, financial or economic conditions, there is not likely to be capacity to pay interest or repay principal.

CC--Debt rated CC is currently highly vulnerable to nonpayment.

C--The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments are being continued.

D--The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred.

Plus (+) or Minus (-)--The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR--Not rated.

Fitch Ratings

AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Bonds are in imminent default in payment of interest or principal.

DDD, DD, D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) Minus (-)--Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA, DDD, DD or D categories.

NR--Indicates that Fitch does not rate the specific issue.

APPENDIX B
--------------------------------------------------------------------------------

Hypothetical Investment and Expense Information

The settlement agreement between the Adviser and the NYAG requires the Portfolios to include the following supplemental hypothetical investment information that provides additional information calculated and presented in a manner different from expense information found under "Fees and Expenses of the Portfolios" in this Prospectus, about the effect of a Portfolio's expenses, including investment advisory fees and other Portfolio costs, on the Portfolio's returns over a 10-year period. The chart shows the estimated expenses (net of any fee or expense waiver for the first year) that would be charged on a hypothetical investment of $10,000 in Class A shares of the Portfolio assuming a 5% return each year, including an initial sales charge of 4.25%. Except as otherwise indicated, the chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for each Portfolio is the same as stated under "Financial Highlights." If you wish to obtain hypothetical investment information for other classes of shares of the Portfolio, please refer to the "Mutual Fund
Fees & Expenses Calculators" on www.AllianceBernstein.com. Your actual expenses may be higher or lower.

                               National Portfolio
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   After Returns  Expenses*    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1           $10,000.00   $  478.75    $10,053.75    $  493.37    $ 9,985.38
  2             9,985.38      499.27     10,484.65       105.90     10,378.76
  3            10,378.76      518.94     10,897.70       110.07     10,787.53
  4            10,787.63      539.38     11,327.01       114.90     11,212.61
  5            11,212.81      560.63     11,773.24       118.91     11,654.33
  6            11,654.33      582.72     12,237.05       123.59     12,113.45
  7            12,113.45      605.67     12,719.12       128.46     12,590.55
  8            12,590.66      629.53     13,220.19       133.52     13,086.67
  9            13,086.67      654.33     13,741.00       138.78     13,602.22
  10           13,602.22      680.11     14,282.33       144.25     14,138.08
  ----------------------------------------------------------------------------
  Cumulative               $5,749.33                  $1,611.75

                           Insured National Portfolio
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   After Returns  Expenses*    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1           $10,000.00   $  478.75    $10,053.75    $  529.56    $ 9,949.19
  2             9,949.19      497.46     10,446.65       108.65     10,338.01
  3            10,338.01      516.90     10,854.91       112.89     10,742.01
  4            10,742.01      537.10     11,279.12       117.30     11,161.81
  5            11,161.81      558.09     11,719.90       121.89     11,598.02
  6            11,598.02      579.90     12,177.92       126.65     12,051.27
  7            12,051.27      602.56     12,653.83       131.60     12,522.23
  8            12,522.23      626.11     13,148.34       136.74     13,011.60
  9            13,011.60      650.58     13,662.18       142.09     13,520.09
  10           13,520.09      676.00     14,196.10       147.64     14,048.46
  ----------------------------------------------------------------------------
  Cumulative               $5,723.45                  $1,675.01

                              California Portfolio
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   After Returns  Expenses*    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1           $10,000.00   $  478.75    $10,053.75    $  502.41    $ 9,976.34
  2             9,976.34      498.82     10,475.15        89.04     10,386.11
  3            10,386.11      519.31     10,905.42        92.70     10,812.72
  4            10,812.72      540.64     11,353.36        96.50     11,256.86
  5            11,256.86      562.84     11,819.70       100.47     11,719.23
  6            11,719.23      585.96     12,305.19       104.59     12,200.60
  7            12,200.60      610.33     12,810.63       108.89     12,701.74
  8            12,701.74      635.09     13,336.63       113.36     13,223.46
  9            13,223.46      661.17     13,884.64       118.02     13,766.62
  10           13,766.52      688.33     14,454.95       122.87     14,332.08
  ----------------------------------------------------------------------------
  Cumulative               $5,781.24                  $1,448.85

                          Insured California Portfolio
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   After Returns   Expenses    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1           $10,000.00   $  478.75    $10,053.75    $  528.55    $ 9,950.20
  2             9,950.20      497.51     10,447.71       107.61     10,340.09
  3            10,340.09      517.00     10,857.10       111.83     10,745.27
  4            10,745.27      537.25     11,282.54       116.21     11,166.32
  5            11,166.32      558.32     11,724.54       120.76     11,603.88
  6            11,603.88      580.19     12,184.07       125.50     12,058.58
  7            12,058.58      602.93     12,661.50       130.41     12,531.09
  8            12,531.09      626.55     13,157.65       135.52     13,022.12
  9            13,022.12      651.11     13,673.23       140.83     13,532.39
  10           13,532.39      676.62     14,209.01       146.35     14,062.66
  ----------------------------------------------------------------------------
  Cumulative               $5,726.23                  $1,663.57

                               Arizona Portfolio
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   After Returns  Expenses*    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1           $10,000.00   $  478.75    $10,053.75    $  503.42    $ 9,975.33
  2             9,975.33      498.77     10,474.10        99.50     10,374.59
  3            10,374.59      518.73     10,893.32       103.49     10,789.84
  4            10,789.84      539.49     11,329.33       107.63     11,221.70
  5            11,221.70      561.08     11,782.78       111.94     11,670.85
  6            11,670.85      583.54     12,254.39       116.42     12,137.97
  7            12,137.97      606.90     12,744.87       121.08     12,623.80
  8            12,623.80      631.19     13,254.99       125.92     13,129.06
  9            13,129.06      656.45     13,785.52       130.96     13,654.55
  10           13,654.55      682.73     14,337.28       136.20     14,201.08
  ----------------------------------------------------------------------------
  Cumulative               $5,757.63                  $1,556.56

                               Florida Portfolio
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   After Returns  Expenses*    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1           $10,000.00   $  478.75    $10,053.75    $  503.42    $ 9,975.33
  2           $ 9,975.33   $  498.77    $10,474.10    $  102.65    $10,371.45
  3           $10,371.45   $  518.57    $10,890.02    $  106.72    $10,783.30
  4           $10,783.30   $  539.17    $11,322.47    $  110.96    $11,211.51
  5           $11,211.51   $  560.58    $11,772.08    $  115.37    $11,656.72
  6           $11,656.72   $  582.84    $12,239.55    $  119.95    $12,119.60
  7           $12,119.60   $  605.98    $12,725.58    $  124.71    $12,600.87
  8           $12,600.87   $  630.04    $13,230.92    $  129.66    $13,101.25
  9           $13,101.25   $  655.06    $13,756.32    $  134.81    $13,621.50
  10          $13,621.50   $  681.08    $14,302.58    $  140.17    $14,162.41
  ----------------------------------------------------------------------------
  Cumulative               $5,750.84                  $1,588.41

                            Massachusetts Portfolio
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   After Returns  Expenses*    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1           $10,000.00   $  478.75    $10,053.75    $  507.44    $ 9,971.31
  2           $ 9,971.31   $  498.57    $10,469.87    $  114.12    $10,355.75
  3           $10,355.75   $  517.79    $10,873.54    $  118.52    $10,755.02
  4           $10,755.02   $  537.75    $11,292.77    $  123.09    $11,169.68
  5           $11,169.68   $  558.48    $11,728.16    $  127.84    $11,600.33
  6           $11,600.33   $  580.02    $12,180.34    $  132.77    $12,047.58
  7           $12,047.58   $  602.38    $12,649.96    $  137.88    $12,512.07
  8           $12,512.07   $  625.60    $13,137.67    $  143.20    $12,994.47
  9           $12,994.47   $  649.72    $13,644.20    $  148.72    $13,495.48
  10          $13,495.48   $  674.77    $14,170.25    $  154.46    $14,015.79
  ----------------------------------------------------------------------------
  Cumulative               $5,723.83                  $1,708.04

                               Michigan Portfolio
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   After Returns  Expenses*    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1           $10,000.00   $  478.75    $10,053.75    $  523.53    $ 9,955.22
  2             9,955.22      497.76     10,452.98       108.71     10,344.27
  3            10,344.27      517.21     10,861.49       112.96     10,748.53
  4            10,748.53      537.43     11,285.95       117.37     11,168.58
  5            11,168.58      558.43     11,727.01       121.96     11,605.05
  6            11,605.05      580.25     12,185.30       126.73     12,058.57
  7            12,058.57      602.93     12,661.50       131.68     12,529.82
  8            12,529.82      626.49     13,156.31       136.83     13,019.49
  9            13,019.49      650.97     13,670.46       142.17     13,528.29
  10           13,528.29      676.41     14,204.70       147.73     14,056.98
  ----------------------------------------------------------------------------
  Cumulative               $5,726.63                  $1,669.67

                              Minnesota Portfolio
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   after Returns  Expenses*    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1           $10,000.00   $  478.75    $10,053.75    $  515.48    $ 9,963.27
  2           $ 9,963.27   $  498.16    $10,461.43    $  122.40    $10,339.03
  3           $10,339.03   $  516.95    $10,855.98    $  127.01    $10,728.97
  4           $10,728.97   $  536.45    $11,265.42    $  131.81    $11,133.61
  5           $11,133.61   $  556.68    $11,690.29    $  136.78    $11,553.51
  6           $11,553.51   $  577.68    $12,131.19    $  141.93    $11,989.26
  7           $11,989.26   $  599.46    $12,588.72    $  147.29    $12,441.43
  8           $12,441.43   $  622.07    $13,063.50    $  152.84    $12,910.66
  9           $12,910.66   $  645.53    $13,556.19    $  158.61    $13,397.58
  10          $13,397.58   $  669.88    $14,067.46    $  164.59    $13,902.87
  ----------------------------------------------------------------------------
  Cumulative               $5,701.62                  $1,798.74

                              New Jersey Portfolio
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   after Returns  Expenses*    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1           $10,000.00   $  478.75    $10,053.75    $  512.47    $ 9,966.28
  2           $ 9,966.28   $  498.31    $10,464.60    $  120.34    $10,344.25
  3           $10,344.25   $  517.21    $10,861.47    $  124.91    $10,736.56
  4           $10,736.56   $  536.83    $11,273.39    $  129.64    $11,143.74
  5           $11,143.74   $  557.19    $11,700.93    $  134.56    $11,566.37
  6           $11,566.37   $  578.32    $12,144.69    $  139.66    $12,005.02
  7           $12,005.02   $  600.25    $12,605.28    $  144.96    $12,460.32
  8           $12,460.32   $  623.02    $13,083.33    $  150.46    $12,932.87
  9           $12,932.87   $  646.64    $13,579.52    $  156.16    $13,423.35
  10          $13,423.35   $  671.17    $14,094.52    $  162.09    $13,932.43
  ----------------------------------------------------------------------------
  Cumulative               $5,707.69                  $1,775.24

                               New York Portfolio
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   After Returns  Expenses*    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1           $10,000.00   $  478.75    $10,053.75    $  463.31    $ 9,995.44
  2             9,995.44      499.77     10,495.21        93.41     10,401.80
  3            10,401.80      520.09     10,921.89        97.20     10,824.69
  4            10,824.69      541.23     11,365.92       101.16     11,264.77
  5            11,254.77      563.24     11,828.00       105.27     11,722.73
  6            11,722.73      586.14     12,308.87       109.55     12,199.32
  7            12,199.32      609.97     12,809.29       114.00     12,695.29
  8            12,695.29      634.76     13,330.05       116.64     13,211.41
  9            13,211.41      660.57     13,871.98       123.45     13,748.52
  10           13,748.52      687.43     14,435.95       128.48     14,307.47
  ----------------------------------------------------------------------------
  Cumulative               $5,781.95                  $1,452.47

                                 Ohio Portfolio
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   After Returns  Expenses*    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1           $10,000.00   $  478.75    $10,053.75    $  510.46    $ 9,968.29
  2             9,968.29      498.41     10,466.71       102.57     10,364.13
  3            10,364.13      518.21     10,882.34       106.65     10,775.69
  4            10,775.69      538.78     11,314.48       110.88     11,203.60
  5            11,203.60      560.18     11,763.78       115.29     11,648.49
  6            11,648.49      582.42     12,230.92       119.86     12,111.05
  7            12,111.05      605.55     12,716.61       124.62     12,591.98
  8            12,591.98      629.60     13,221.58       129.57     13,092.01
  9            13,092.01      654.60     13,746.61       134.72     13,611.89
  10           13,611.89      680.59     14,292.48       140.07     14,152.42
  ----------------------------------------------------------------------------
  Cumulative               $5,747.09                  $1,594.69

                             Pennsylvania Portfolio
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   After Returns  Expenses*    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1           $10,000.00   $  478.75    $10,053.75    $  520.51    $ 9,958.24
  2           $ 9,958.24   $  497.91    $10,456.15    $  116.06    $10,340.09
  3           $10,340.09   $  517.00    $10,857.09    $  120.51    $10,736.58
  4           $10,736.58   $  536.83    $11,273.41    $  125.13    $11,148.27
  5           $11,148.27   $  557.41    $11,705.69    $  129.93    $11,575.75
  6           $11,575.75   $  578.79    $12,154.54    $  134.92    $12,019.63
  7           $12,019.63   $  600.98    $12,620.61    $  140.09    $12,480.52
  8           $12,480.52   $  624.03    $13,104.54    $  145.46    $12,959.08
  9           $12,959.08   $  647.95    $13,607.04    $  151.04    $13,456.00
  10          $13,456.00   $  672.80    $14,128.80    $  156.83    $13,971.97
  ----------------------------------------------------------------------------
  Cumulative               $5,712.46                  $1,740.48

                               Virginia Portfolio
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   After Returns  Expenses*    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1           $10,000.00   $  478.75    $10,053.75    $  497.39    $ 9,981.36
  2           $ 9,981.36   $  499.07    $10,480.43    $  105.85    $10,374.58
  3           $10,374.58   $  518.73    $10,893.31    $  110.02    $10,783.29
  4           $10,783.29   $  539.16    $11,322.45    $  114.36    $11,208.09
  5           $11,208.09   $  560.40    $11,768.50    $  118.86    $11,649.64
  6           $11,649.64   $  582.48    $12,232.12    $  123.54    $12,108.57
  7           $12,108.57   $  605.43    $12,714.00    $  128.41    $12,585.59
  8           $12,585.59   $  629.28    $13,214.87    $  133.47    $13,081.40
  9           $13,081.40   $  654.07    $13,735.47    $  138.73    $13,596.74
  10          $13,596.74   $  679.84    $14,276.58    $  144.19    $14,132.38
  ----------------------------------------------------------------------------
  Cumulative               $5,747.21                  $1,614.82

                  Intermediate Diversified Municipal Portfolio
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   After Returns   Expenses    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1           $10,000.00   $  478.75    $10,053.75    $  514.48    $ 9,964.27
  2             9,964.27      498.21     10,462.49        93.12     10,369.37
  3            10,369.37      518.47     10,887.84        96.90     10,790.94
  4            10,790.94      539.55     11,330.48       100.84     11,229.64
  5            11,229.64      561.48     11,791.12       104.94     11,686.18
  6            11,686.18      584.31     12,270.49       109.21     12,161.28
  7            12,161.28      608.06     12,769.35       113.65     12,655.70
  8            12,655.70      632.79     13,288.49       118.27     13,170.22
  9            13,170.22      658.51     13,828.73       123.08     13,705.65
  10           13,705.65      685.28     14,390.94       128.08     14,262.86
  ----------------------------------------------------------------------------
  Cumulative               $5,765.41                  $1,502.57

                  Intermediate California Municipal Portfolio
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   After Returns   Expenses    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1           $10,000.00   $  478.75    $10,053.75    $  514.48    $ 9,964.27
  2             9,964.27      498.21     10,462.49        93.12     10,369.37
  3            10,369.37      518.47     10,887.84        96.90     10,790.94
  4            10,790.94      539.55     11,330.48       100.84     11,229.64
  5            11,229.64      561.48     11,791.12       104.94     11,686.18
  6            11,686.18      584.31     12,270.49       109.21     12,161.28
  7            12,161.28      608.06     12,769.35       113.65     12,655.70
  8            12,655.70      632.79     13,288.49       118.27     13,170.22
  9            13,170.22      658.51     13,828.73       123.08     13,705.65
  10           13,705.65      685.28     14,390.94       128.08     14,262.86
  ----------------------------------------------------------------------------
  Cumulative               $5,765.41                  $1,502.57

                   Intermediate New York Municipal Portfolio
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   After Returns   Expenses    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1           $10,000.00   $  478.75    $10,053.75    $  516.49    $ 9,962.26
  2             9,962.26      498.11     10,460.37        95.19     10,365.18
  3            10,365.18      518.26     10,883.44        99.04     10,784.40
  4            10,784.40      539.22     11,323.62       103.04     11,220.58
  5            11,220.58      561.03     11,781.61       107.21     11,674.40
  6            11,674.40      583.72     12,258.12       111.55     12,146.57
  7            12,146.57      607.33     12,753.90       116.06     12,637.83
  8            12,637.83      631.89     13,269.73       120.75     13,148.97
  9            13,148.97      657.45     13,806.42       125.64     13,680.78
  10           13,680.78      684.04     14,364.82       130.72     14,234.10
  ----------------------------------------------------------------------------
  Cumulative               $5,759.80                  $1,525.69

--------
* Expenses are net of any fee waiver or expense waiver for the first year. Thereafter, the expense ratio reflects the Portfolio's operating expenses as reflected under "Fees and Expenses of the Portfolios" before waiver.

For more information about the Portfolios, the following documents are available upon request:

..  Annual/Semi-Annual Reports to Shareholders
The Portfolios' annual and semi-annual reports to shareholders contain additional information on the Portfolios' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Portfolio's performance during its last fiscal year.

..  Statement of Additional Information (SAI)
Each Portfolio has an SAI, which contains more detailed information about the Portfolio, including its operations and investment policies. The Portfolios' SAIs and independent registered public accounting firm's reports and financial statements in each Portfolio's most recent annual report to shareholders are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Portfolios by contacting your broker or other financial intermediary, or by contacting the Adviser:

By Mail:  c/o
          AllianceBernstein Investor Services, Inc.
          P.O. Box 786003
          San Antonio, TX 78278-6003

By Phone: For Information: 800-221-5672
          For Literature: 800-227-4618

Or you may view or obtain these documents from the Commission:

.. Call the Commission at 1-202-551-8090 for information on the operation of the Public Reference Room.

.. Reports and other information about the Portfolios are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

.. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington DC 20549-0102.

You also may find these documents and more information about the Adviser and the Portfolios on the Internet at: www.AllianceBernstein.com.

                                   File Nos
                                   --------
                                   811-04791
                                   811-07618
                                   811-5555



  Privacy Notice
  (This information is not part of the Prospectus.)

  The Adviser, the AllianceBernstein Family of Funds and AllianceBernstein Investments, Inc. (collectively, "Alliance" or "we") understand the importance of maintaining the confidentiality of our clients' nonpublic personal information. Nonpublic personal information is personally identifiable financial information about our clients who are natural persons. To provide financial products and services to our clients, we may collect information about our clients from sources, including: (1) account documentation, including applications or other forms, which may contain information such as a client's name, address, phone number, social security number, assets, income and other household information, (2) clients' transactions with us and others, such as account balances and transactions history, and (3) information from visitors to our websites provided through online forms, site visitorship data and online information collecting devices known as "cookies".

  It is our policy not to disclose nonpublic personal information about our clients (or former clients) except to our affiliates, or to others as permitted or required by law. From time to time, Alliance may disclose nonpublic personal information that we collect about our clients (or former clients), as described above, to non-affiliated third parties, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to Alliance's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our clients (or former clients) which include:
  (1) restricting access to such nonpublic personal information and
  (2) maintaining physical, electronic and procedural safeguards, which comply with applicable federal standards, to safeguard such nonpublic personal information.

                                                                  PRO-0116-0207

[LOGO]
       AB
ALLIANCE BERNSTEIN
   Investments

 PROSPECTUS  |  FEBRUARY 1, 2007

 AllianceBernstein Blended Style Funds


           [GRAPHIC] AllianceBernstein International Portfolio

           [GRAPHIC] AllianceBernstein Tax-Managed International
                     Portfolio




 The AllianceBernstein Blended Style Funds are equity funds designed to provide investors with an efficiently diversified blend of the growth and value investment styles of AllianceBernstein and its Bernstein unit in single investment portfolios.

 The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
BLENDED STYLE FUNDS

Investment Products Offered
(right triangle) Are Not FDIC Insured
(right triangle) May Lose Value
(right triangle) Are Not Bank Guaranteed

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                       Page

RISK/RETURN SUMMARY...................................   3

FEES AND EXPENSES OF THE FUNDS........................   7

INVESTING IN THE FUNDS................................   8
How to Buy Shares.....................................   8
The Different Share Class Expenses....................   9
Sales Charge Reduction Programs.......................  10
CDSC Waivers and Other Programs.......................  11
Special Distribution Arrangements for Group Retirement
 Plans................................................  12
The "Pros" and "Cons" of Different Share Classes......  12
Payments to Financial Advisors and their Firms........  13
How to Exchange Shares................................  14
How to Sell or Redeem Shares..........................  14
Frequent Purchases and Redemptions of Fund Shares.....  15
How the Funds Value their Shares......................  17

GLOSSARY..............................................  17

DESCRIPTION OF THE FUNDS..............................  18
Investment Objectives and Principal Policies..........  18

MANAGEMENT OF THE FUNDS...............................  29

DIVIDENDS, DISTRIBUTIONS AND TAXES....................  34

GENERAL INFORMATION...................................  35

FINANCIAL HIGHLIGHTS..................................  37

APPENDIX A............................................ A-1

The Funds' investment adviser is AllianceBernstein L.P. (the "Adviser"), a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 125 mutual funds.

RISK/RETURN SUMMARY

The following is a summary of certain key information about two of the AllianceBernstein Blended Style Funds, the AllianceBernstein International Portfolio and the AllianceBernstein Tax-Managed International Portfolio. This Summary describes the Funds' objectives, principal investment strategies, principal risks and fees. This Summary includes a short discussion of some of the principal risks of investing in the Funds.

A more detailed description of each Fund, including the risks associated with investing in the Funds, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. Each of the Funds may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

This Summary includes a table for each Fund showing its average annual returns before and after taxes and a bar chart showing its annual returns. The table and bar chart provide an indication of the historical risk of an investment in each Fund by showing:

.. how the Fund's average annual returns, before and (for Class A shares) after taxes, for one year and over the life of the Fund compare to those of a broad based securities market index; and

.. changes in the Fund's performance from year to year over the life of the Fund.

A Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Funds.

AllianceBernstein International Portfolio
--------------------------------------------------------------------------------

OBJECTIVE:
The investment objective of the Fund is to provide long-term growth of capital through investments in equity securities of established foreign companies comprising the MSCI EAFE Index, plus Canada.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:
The Fund invests primarily in equity securities of issuers in countries that make up the MSCI EAFE Index and Canada. The Fund diversifies its investments among many foreign countries, but not necessarily in the same proportion that the countries are represented in the MSCI EAFE Index. Under normal circumstances, the Fund will invest in companies in at least three countries (and normally substantially more) other than the United States. The Fund also diversifies its investments between growth and value equity investment styles. The Adviser selects international growth and international value equity securities based on its fundamental growth and value investment disciplines to produce a blended portfolio. The Fund is managed without regard to potential tax consequences to the shareholder. Normally, approximately 50% of the value of the portfolio will consist of international value stocks and 50% will consist of international growth stocks. The Adviser will rebalance the portfolio as necessary to maintain this targeted allocation.

The Fund's international growth stocks are selected using the Adviser's international growth investment discipline. The International Growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions and superior earnings-growth prospects.

The Fund's international value stocks are selected using the fundamental international value investment discipline of the Adviser's Bernstein unit ("Bernstein"). In selecting stocks for the portfolio, Bernstein's International Value investment team looks for stocks that are attractively priced relative to their future earnings power and dividend-paying capability.

Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. In addition, the Fund's investments in different investment styles have allocation risk, which is the risk that the allocation of investments between growth and value companies may have a more significant effect on the Fund's net asset value when one of these styles is performing more poorly than the other.

The table and bar chart below provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2006)
--------------------------------------------------------------------------------

                                                                Since
                                                      1 Year Inception**
------------------------------------------------------------------------
Class A*** Return Before Taxes                        18.55%   17.20%
---------- ------------------------------------------ ------ -----------
           Return After Taxes on Distributions        16.17%   16.31%
           ------------------------------------------ ------ -----------
           Return After Taxes on Distributions and
           Sale of Fund Shares                        15.03%   14.89%
---------- ------------------------------------------ ------ -----------
Class B    Return Before Taxes                        18.94%   17.59%
---------- ------------------------------------------ ------ -----------
Class C    Return Before Taxes                        21.98%   18.12%
---------- ------------------------------------------ ------ -----------
MSCI EAFE  (reflects no deduction for fees, expenses,
Index      or taxes)                                  26.34%   19.97%
---------- ------------------------------------------ ------ -----------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**Inception Date for Class A, B and C shares: 1/30/04.
***After-tax Returns:
 --Are shown for Class A shares only and will vary for Class B and C shares because these Classes have different expense ratios;
 --Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
 --Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be lower than those shown.

                                    [CHART]


   Calendar Year End(%)

   97  98   99   00   01   02    03   04     05    06
  ---  ---  ---  ---  ---  ---  ---  ---   -----   ----
  n/a  n/a  n/a  n/a  n/a  n/a  n/a  n/a   14.34   23.80

You should consider an investment in the Fund as long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart the Fund's:

Best Quarter was up 11.66%, 3rd quarter, 2005; and
Worst Quarter was down -1.56%, 2nd quarter, 2005.

AllianceBernstein Tax-Managed International Portfolio
--------------------------------------------------------------------------------

OBJECTIVE:
The investment objective of the Fund is to provide long-term growth of capital through investments in equity securities of established foreign companies comprising the MSCI EAFE Index, plus Canada.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:
The Fund invests primarily in equity securities of issuers in countries that make up the MSCI EAFE Index and Canada. The Fund diversifies its investments among many foreign countries, but not necessarily in the same proportion that the countries are represented in the MSCI EAFE Index. Under normal circumstances, the Fund will invest in companies in at least three countries (and normally substantially more) other than the United States. The Fund also diversifies its investments between growth and value equity investment styles. The Adviser selects international growth and international value equity securities based on its fundamental growth and value investment disciplines to produce a blended portfolio. The Fund seeks to maximize after-tax returns to shareholders by pursuing a number of strategies that take into account the tax impact of buy and sell investment decisions on the Fund's shareholders. Normally, approximately 50% of the value of the portfolio will consist of international value stocks and 50% will consist of international growth stocks. The Adviser will rebalance the portfolio as necessary to maintain this targeted allocation.

The Fund's international growth stocks are selected using the Adviser's international growth investment discipline. The International Growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions and superior earnings growth prospects.

The Fund's international value stocks are selected using the fundamental international value investment discipline of Bernstein. In selecting stocks for the portfolio, Bernstein International Value investment team looks for stocks that are attractively priced relative to their future earnings power and dividend paying capability.

Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. In addition, the Fund's investments in different investment styles have allocation risk, which is the risk that the allocation of investments between growth and value companies may have a more significant effect on the Fund's net asset value when one of these styles is performing more poorly than the other.

The table and bar chart below provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2006)
--------------------------------------------------------------------------------

                                                                Since
                                                      1 Year Inception**
------------------------------------------------------------------------
Class A*** Return Before Taxes                        19.34%   17.11%
           ------------------------------------------ ------ -----------
           Return After Taxes on Distributions        17.36%   16.03%
           ------------------------------------------ ------ -----------
           Return After Taxes on Distributions and
           Sale of Fund Shares                        15.03%   14.89%
---------- ------------------------------------------ ------ -----------
Class B    Return Before Taxes                        19.75%   17.55%
---------- ------------------------------------------ ------ -----------
Class C    Return Before Taxes                        22.77%   18.02%
---------- ------------------------------------------ ------ -----------
MSCI EAFE  (reflects no deduction for fees, expenses,
Index      or taxes)                                  26.34%   19.97%
---------- ------------------------------------------ ------ -----------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**Inception Date for Class A, B and C shares: 1/30/04.
***After-tax Returns:
 --Are shown for Class A shares only and will vary for Class B and C shares because these Classes have different expense ratios;
 --Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
 --Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
BAR CHART
--------------------------------------------------------------------------------
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be lower than those shown.

                                    [CHART]
Calendar Year End(%)


   97  98   99   00   01    02  03   04      05     06
  ---  ---  ---  ---  ---  ---  ---  ---   -----   ----
  n/a  n/a  n/a  n/a  n/a  n/a  n/a  n/a   14.13   24.62



You should consider an investment in the Fund as long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart the Fund's:

Best Quarter was up 11.51%, 3rd quarter, 2005; and
Worst Quarter was down -1.66%, 2nd quarter, 2006.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Fund will change with changes in the values of that Fund's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect each Fund's performance as a whole. The Funds could be subject to additional principal risks because the types of investments made by each Fund can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Funds, their investments, and related risks.

MARKET RISK
This is the risk that the value of a Fund's investments will fluctuate as the stock or bond markets fluctuate and that prices overall may decline over short- or long-term periods.

FOREIGN RISK
This is the risk of investments in issuers located in foreign countries. Since the Funds invest in foreign securities, they are particularly subject to this risk. Funds investing in foreign securities may experience more rapid and extreme changes in value than funds with investments solely in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments could adversely affect a Fund's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, a Fund could lose its entire investment. Investments in emerging market countries are likely to involve more significant risks because, among other things, these countries may be subject to political and economic instability. In addition, the enforcement of legal rights in foreign countries and against foreign governments may be difficult and costly and there may be special difficulties enforcing claims against foreign governments.

CURRENCY RISK
This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of a Fund's investments. Funds with foreign securities are subject to this risk. A number of countries in which the Portfolios may invest are members of the European Economic and Monetary Union ("EMU") and have adopted the Euro as their sole currency. A monetary and economic union on this scale has not been attempted before and there is uncertainty whether participating countries will remain committed to the EMU.

ALLOCATION RISK
This is the risk that the allocation of investments between growth and value companies may have a more significant effect on a Fund's net asset value when one of these styles is performing more poorly than the other. Also, the transaction costs of rebalancing the Fund's investments may be, over time, significant.

MANAGEMENT RISK
Each Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Funds, but there is no guarantee that its decisions will produce the intended results.

FEES AND EXPENSES OF THE FUNDS
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                   Class A   Class B     Class C
                                                                   Shares    Shares      Shares
                                                                  --------- ---------- -----------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
 of offering price)                                               4.25% (a)    None       None

Maximum Deferred Sales Charge (Load) (as a percentage of original
 purchase price or redemption proceeds, whichever is lower)       None (a)  4.00% *(a) 1.00% **(a)

Exchange Fee                                                        None       None       None

(a)Class A sales charges may be reduced or eliminated in certain circumstances, typically for large purchases and for certain group retirement plans. In some cases, however, a 1%, 1-year contingent deferred sales charge or CDSC may apply. CDSCs for Class A, B, and C shares may also be subject to waiver in certain circumstances. See "Investing in the Funds-CDSC Waivers and Other Programs" in the Prospectus and "Purchase of Shares" in the Statement of Additional Information, or SAI.
* Class B shares automatically convert to Class A shares after 8 years. The CDSC decreases over time. For Class B shares, the CDSC decreases 1.00% annually to 0% after the 4th year.
**For Class C shares, the CDSC is 0% after the first year.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) AND EXAMPLES

The Examples are to help you compare the cost of investing in the Funds with the cost of investing in other funds. They assume that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower. Based on these assumptions your costs as reflected in the Examples would be:

                              Operating Expenses
       -----------------------------------------------------------------
       AllianceBernstein                         Class A Class B Class C
       International Portfolio                   ------- ------- -------
        Management Fees                            .88%    .88%    .88%
        Distribution and/or Service (12b-1) Fees   .30%   1.00%   1.00%
        Other Expenses:
          Transfer Agent                           .12%    .12%    .12%
          Other Expenses                           .23%    .24%    .24%
        Total Other Expenses                       .35%    .36%    .36%
                                                  ----    ----    ----
        Total Fund Operating Expenses             1.53%   2.24%   2.24%
                                                  ----    ----    ----
        Waiver and/or Expense
         Reimbursement (a)                           0%      0%      0%
        Net Expenses                              1.53%   2.24%   2.24%
                                                  ====    ====    ====

                          Examples
------------------------------------------------------------

               Class A Class B+ Class B++ Class C+ Class C++
               ------- -------- --------- -------- ---------
After 1 Year   $  574   $  627   $  227    $  327   $  227
After 3 Years  $  888   $  900   $  700    $  700   $  700
After 5 Years  $1,224   $1,200   $1,200    $1,200   $1,200
After 10 Years $2,171   $2,396   $2,396    $2,575   $2,575

                              Operating Expenses
       -----------------------------------------------------------------
       AllianceBernstein                         Class A Class B Class C
       Tax-Managed International Portfolio       ------- ------- -------
        Management Fees                            .84%    .84%    .84%
        Distribution and/or Service (12b-1) Fees   .30%   1.00%   1.00%
        Other Expenses:
          Transfer Agent                           .37%    .37%    .37%
          Other Expenses                           .15%    .16%    .16%
        Total Other Expenses                       .52%    .53%    .53%
                                                  ----    ----    ----
        Total Fund Operating Expenses             1.66%   2.37%   2.37%
                                                  ----    ----    ----
        Waiver and/or Expense
         Reimbursement (a)                        (.30)%  (.30)%  (.30)%
        Net Expenses                              1.36%   2.07%   2.07%
                                                  ====    ====    ====

                         Examples
------------------------------------------------------------
               Class A Class B+ Class B++ Class C+ Class C++
               ------- -------- --------- -------- ---------
After 1 Year   $  558   $  610   $  210    $  310   $  210
After 3 Years  $  898   $  911   $  711    $  711   $  711
After 5 Years  $1,262   $1,238   $1,238    $1,238   $1,238
After 10 Years $2,283   $2,506   $2,506    $2,683   $2,683

+ Assumes redemption at end of period and, with respect to shares held for 10 years, conversion of Class B shares to Class A shares after 8 years.
++ Assumes no redemption at end of period and, with respect to shares held for
   10 years, conversion of Class B shares to Class A shares after 8 years. +++These examples assume that the Adviser's agreement to waive advisory fees and/or reimburse Fund expenses is not extended beyond its current period.
(a)Reflects AllianceBernstein Investor Services Inc.'s waiver of a portion of its transfer agent fees.

INVESTING IN THE FUNDS
--------------------------------------------------------------------------------

This section discusses how to buy, sell or redeem, or exchange different classes of shares in a Fund that are offered in this Prospectus. The Funds offer three classes of shares through this Prospectus.

Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different ongoing distribution expenses. For additional information on the differences between the different classes of shares and factors to consider when choosing among them, please see "The Different Share Class Expenses" and "The Pros and Cons of Different Share Classes" below. Keep in mind that only Class A shares offer Quantity Discounts on sales charges, as described more fully under "Sales Charge Reduction Programs" below. Also, you can learn more about payments to brokers, financial planners, banks, insurance companies, registered investment advisors, pension plan consultants or other "financial intermediaries" who distribute shares of the Funds and your individual financial advisor under "Payments to Financial Advisors and their Firms."

HOW TO BUY SHARES

Class A, Class B and Class C Shares
You may purchase a Fund's Class A, Class B, or Class C shares through financial intermediaries, such as broker-dealers or banks. You also may purchase shares directly from the Funds' principal underwriter, AllianceBernstein Investments, Inc., or ABI.

Purchases Minimums and Maximums

Minimums:*

-- Initial:    $2,500
-- Subsequent: $   50

--------------------------------------------------------------------------------
*These purchase minimums may not apply to accounts established in connection with the Automatic Investment Program and to some retirement-related investment programs. Please see "Automatic Investment Program" and "Retirement and Employee Benefit Plans" below. Additionally, these investment minimums do not apply to persons participating in a fee-based program sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI.

Maximum Individual Purchase Amount:

--Class A shares       None
--Class B shares $  100,000
--Class C shares $1,000,000

Your broker or financial advisor must receive your purchase request by 4:00 p.m., Eastern Time, and submit it to the Fund by a prearranged time for you to receive the next-determined net asset value or NAV, less any applicable initial sales charge.

If you are an existing Fund shareholder and you have completed the appropriate section of the Subscription Application, you may purchase additional shares by telephone with payment by electronic funds transfer in amounts not exceeding $500,000. AllianceBernstein Investor Services, Inc., or ABIS, must receive and confirm telephone requests before 4:00 p.m., Eastern Time, to receive that day's public offering price. Call 800-221-5672 to arrange a transfer from your bank account.

Retirement and Employee Benefit Plans
Special eligibility rules apply to some retirement and employee benefit plans. Except as indicated, there are no investment minimums for the plans listed below. Class A shares are available to:

..  Traditional and ROTH IRAs (the minimums listed in the table above apply);

..  SEPs, SAR-SEPs, SIMPLE IRAs, and individual 403(b) plans;

.. all 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund ("group retirement plans") with assets in excess of $1,000,000;

.. AllianceBernstein-sponsored Coverdell Education Savings Accounts ($2,000 initial investment minimum, $150 automatic investment program monthly minimum);

..  AllianceBernstein-sponsored group retirement plans;

..  AllianceBernstein Link, AllianceBernstein Individual 401(k), and
   AllianceBernstein SIMPLE IRA plans; and

.. certain defined contribution retirement plans that do not have plan level or omnibus accounts on the books of the Fund.

Class B shares are generally not available to group retirement plans; however, group retirement plans that selected Class B shares as an investment alternative under their plan before September 2, 2003 may continue to purchase Class B shares.

Class C shares are available to:

..  AllianceBernstein Link, AllianceBernstein Individual 401(k), and
   AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and 100 employees; and

..  group retirement plans with plan assets of less than $1,000,000.

Required Information
A Fund is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number (for most investors, your social security number). A Fund may also ask to see other identifying documents. If you do not provide the information, the Fund will not be able to open your account. If a Fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Fund believes it has identified potential criminal activity, the Fund reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or Resident Alien, your account must be affiliated with a NASD member firm.

A Fund is required to withhold 28% of taxable dividends, capital gains distributions, and redemptions paid to any shareholder who has not provided the Fund with his or her certified taxpayer identification number. To avoid this, you must provide your correct tax identification number (social security number for most investors) on your Subscription Application.

General
ABI may refuse any order to purchase shares. Each Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

THE DIFFERENT SHARE CLASS EXPENSES
This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service fees (12b-1 fees), initial sales charges and/or CDSCs. Please see below for a discussion of how CDSCs are calculated. Only Class A shares offer Quantity Discounts, as described below under "Sales Charge Reduction Programs."

                           WHAT IS A RULE 12b-1 FEE?

  A Rule 12b-1 fee is a fee deducted from a Fund's assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. The amount of each share class's 12b-1 fee, if any, is disclosed below and in the relevant Fund's fee table near the front of this Prospectus.

Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees
Each Fund has adopted plans under Commission Rule 12b-1 that allows the Fund to pay asset-based sales charges or distribution and/or service fees for the distribution and sale of its shares. The amount of these fees for each class of the Fund's shares is:

        Distribution and/or Service
          (Rule 12b-1) Fee (As a
          Percentage of Aggregate
         Average Daily Net Assets)
        ---------------------------
Class A             .30%
Class B            1.00%
Class C            1.00%

Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B and Class C shares are subject to higher Rule 12b-1 fees than Class A shares. Class B shares are subject to these higher fees for a period of eight years, after which they convert to Class A shares. The higher fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower NAV (and returns) than Class A shares. All or some of these fees may be paid to financial intermediaries, including your financial advisor's firm.

Class A Shares - Initial Sales Charge Alternative
You can purchase Class A shares at their public offering price (or cost), which is NAV plus an initial sales charge of up to 4.25% of the offering price. Purchases of Class A shares in the amount of $1,000,000 or more are not subject to a sales charge but, if redeemed within one year, may be subject to a CDSC of up to 1%. When a non-AllianceBernstein sponsored group retirement plan terminates a Fund as an investment option within one year, all investments in Class A shares of the Fund through the plan are subject to a 1% CDSC upon redemption. Furthermore, when a group retirement plan ceases to participate in an AllianceBernstein-sponsored group retirement plan program, investments in the Fund's Class A shares through the plan are subject to a 1%, 1-year CDSC upon redemption.

Class B Shares - Deferred Sales Charge Alternative
You can purchase Class B shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in the Fund. Your investment, however, is subject to a CDSC if you redeem shares within four years of purchase. The CDSC varies depending on the number of years you hold the shares. The CDSC amounts for Class B shares are:

Year Since Purchase  CDSC
-------------------  ----
First                4.0%
Second               3.0%
Third                2.0%
Fourth               1.0%
Fifth and thereafter None

If you exchange your shares for the Class B shares of another AllianceBernstein Mutual Fund, the CDSC also will apply to the Class B shares received. If you redeem your shares and directly invest the proceeds in units of CollegeBoundfund, the CDSC will apply to the units of CollegeBoundfund. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares or purchase of CollegeBoundfund units.

Class B shares purchased for cash automatically convert to Class A shares eight years after the end of the month of your purchase. If you purchase shares by exchange for the Class B shares of another AllianceBernstein Mutual Fund, the conversion period runs from the date of your original purchase.

Class C Shares - Asset-Based Sales Charge Alternative
You can purchase Class C shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in the Fund. Your investment, however, is subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for the Class C shares of another AllianceBernstein Mutual Fund, the 1% CDSC also will apply to the Class C shares received. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares.

Class C shares do not convert to any other class of shares of the Fund.

                          HOW IS THE CDSC CALCULATED?

  The CDSC is applied to the lesser of NAV at the time of redemption or the original cost of shares being redeemed (or, as to Fund shares acquired through an exchange, the cost of the AllianceBernstein mutual fund shares originally purchased for cash). This means that no sales charge is assessed on increases in NAV above the initial purchase price. Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. In determining the CDSC, it will be assumed that the redemption is, first, of any shares not subject to a CDSC and, second, of shares held the longest.

SALES CHARGE REDUCTION PROGRAMS

This section includes important information about sales charge reduction programs available to investors in Class A shares and describes information or records you may need to provide to a Fund or your financial intermediary in order to be eligible for sales charge reduction programs.

Information about sales charge reduction programs also is available free of charge and in a clear and prominent format on our website at www.AllianceBernstein.com (click on "U.S. Investors & Financial Advisors" then "Investment Insights--Investor Education" then "Sales Charge Reduction Programs"). More information on Breakpoints and other sales charge waivers is available in the Funds' SAI.

Required Shareholder Information and Records
In order for shareholders to take advantage of sales charge reductions, a shareholder or his or her financial intermediary must notify the Fund that the shareholder qualifies for a reduction. Without notification, the Fund is unable to ensure that the reduction is applied to the shareholder's account. A shareholder may have to provide information or records to his or her financial intermediary or a Fund to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Fund or other AllianceBernstein Mutual Funds held in:

..  all of the shareholder's accounts at the Funds or a financial intermediary;

..  any account of the shareholder at another financial intermediary; and

.. accounts of related parties of the shareholder, such as members of the same family, at any financial intermediary.

            You Can Reduce Sales Charges When Buying Class A Shares

Breakpoints or Quantity Discounts Offered by the Funds
The Funds offer investors the benefit of discounts on the sales charges that apply to purchases of Class A shares in certain circumstances. These discounts, which are also known as Breakpoints, can reduce or, in some cases, eliminate the initial sales charges that would otherwise apply to your Class A investment. Mutual funds are not required to offer breakpoints and different mutual fund groups may offer different types of breakpoints.

Breakpoints or Quantity Discounts allow larger investments in Class A shares to be charged lower sales charges. A shareholder investing more than $100,000 in Class A shares of a Fund is eligible for a reduced sales charge. Initial sales charges are eliminated completely for purchases of $1,000,000 or more, although a 1%, 1-year CDSC may apply.

The sales charge schedule of Class A share Quantity Discounts is as follows:

                                           Initial Sales Charge
                                           ------------------
                                            As % of    As % of
                                           Net Amount  Offering
                                            Invested    Price
                 Amount Purchased          ----------  --------
                 Up to $100,000               4.44%      4.25%
                 $100,000 up to $250,000      3.36       3.25
                 $250,000 up to $500,000      2.30       2.25
                 $500,000 up to $1,000,000    1.78       1.75
                 $1,000,000 and above         0.00       0.00

Rights of Accumulation
To determine if a new investment in Class A shares is eligible for a Quantity Discount, a shareholder can combine the value of the new investment of a Fund with the value of existing investments in the Fund, any other AllianceBernstein Mutual Fund, AllianceBernstein Institutional Funds and certain CollegeBoundfund accounts for which the shareholder, his or her spouse or domestic partner, or child under the age of 21 is the participant. The AllianceBernstein Mutual Funds use the current NAV of your existing investments when combining them with your new investment.

Combined Purchase Privileges
A shareholder may qualify for a Quantity Discount by combining purchases of shares of a Fund into a single

"purchase." A "purchase" means a single purchase or
concurrent purchases of shares of a Fund or any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by:

.. an individual, his or her spouse or domestic partner, or the individual's children under the age of 21 purchasing shares for his, her or their own account(s), including certain CollegeBoundfund accounts;

.. a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved;

..  the employee benefit plans of a single employer; or

.. any company that has been in existence for at least six months or has a purpose other than the purchase of shares of the Fund.

Letter of Intent
An investor may not immediately invest a sufficient amount to reach a Quantity Discount, but may plan to make one or more additional investments over a period of time that, in the end, would qualify for a Quantity Discount. For these situations, the Funds offer a Letter of Intent, which permits the investor to express the intention, in writing, to invest at least $100,000 in Class A shares of the Fund or any AllianceBernstein Mutual Fund within 13 months. The Fund will then apply the Quantity Discount to each of the investor's purchases of Class A shares that would apply to the total amount stated in the Letter of Intent. If an investor fails to invest the total amount stated in the Letter of Intent, the Fund will retroactively collect the sales charges otherwise applicable by redeeming shares in the investor's account at their then current NAV. Investors qualifying for a Combined Purchase Privilege may purchase shares under a single Letter of Intent.

Other Programs
Class A shareholders may be able to purchase additional Class A shares with a reduced or eliminated sales charge through the following AllianceBernstein programs: Dividend Reinvestment Program, Dividend Direction Plan and Reinstatement Privilege. These additional programs are described under "CDSC Waivers and Other Programs" below.

Class A Shares - Sales at NAV
The Funds may sell their Class A shares at NAV without an initial sales charge to some categories of investors, including:

..  all AllianceBernstein-sponsored group retirement plans;

..  group retirement plans;

..  AllianceBernstein Link, AllianceBernstein Individual 401(k), and
   AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 employees;

.. investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser's AllianceBernstein Institutional Investment Management division;

.. plan participants who roll over amounts distributed from employer maintained retirement plans to AllianceBernstein--sponsored IRAs where the plan is a client of or serviced by AllianceBernstein's Institutional Investment Management or Bernstein Global Wealth Management divisions, including subsequent contributions to those IRAs;

.. present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of the Adviser, ABI, ABIS and their affiliates or their spouses, siblings, direct ancestors or direct descendants or any trust, individual retirement account or retirement plan account for the benefit of such person;

.. officers, directors and present full-time employees of selected dealers or agents, their spouses, or any trust, individual retirement account or retirement plan account for the benefit of such person; or

.. persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which such persons pay an asset-based fee for service in the nature of investment advisory or administrative services.

CDSC WAIVERS AND OTHER PROGRAMS

         Here Are Some Ways To Avoid Or Minimize Charges On Redemption

CDSC Waivers
The Funds will waive the CDSCs on redemptions of shares in the following circumstances, among others:

..  permitted exchanges of shares;

..  following the death or disability of a shareholder;

.. if the redemption represents a minimum required distribution from an IRA or other retirement plan to a shareholder who has attained the age of 70 1/2; or

.. if the proceeds of the redemption are invested directly in a CollegeBoundfund account; or

.. if the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to allocate his or her plan account among other investment alternatives available under a group retirement plan.

Dividend Reinvestment Program
Shareholders may elect to have all income and capital gains distributions from their account paid to them in the form of additional shares of the same class of a Fund under the

Fund's Dividend Reinvestment Program. There is no initial sales charge or CDSC imposed on shares issued pursuant to the Dividend Reinvestment Program.

Dividend Direction Plan
A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct the automatic investment of income dividends and/or capital gains by one Fund, in any amount, without the payment of any sales charges, in shares of the same class of one or more other AllianceBernstein Mutual Fund(s).

Automatic Investment Program
The Automatic Investment Program allows investors to purchase shares of a Fund through pre-authorized transfers of funds from the investor's bank account. Under the Automatic Investment Program, an investor may (i) make an initial purchase of at least $2,500 and invest at least $50 monthly or (ii) make an initial purchase of less than $2,500 and commit to a monthly investment of $200 or more until the investor's account balance is $2,500 or more. Shareholders who committed to monthly investments of $25 or more through the Automatic Investment Program prior to October 15, 2004 will be able to continue their program despite the $50 monthly minimum discussed above. Please see the Funds' SAI for more details.

Reinstatement Privilege
A shareholder who has redeemed all or any portion of his or her Class A or Class B shares may reinvest all or any portion of the proceeds from the redemption in Class A shares of any AllianceBernstein Mutual Fund at NAV without any sales charge, if the reinvestment is made within 120 calendar days after the redemption date, and, for Class B shares, a CDSC has been paid and ABI has approved, at its discretion, the reinstatement of the shares.

Systematic Withdrawal Plan
The Funds offer a systematic withdrawal plan that permits the redemption of Class A, Class B or Class C shares without payment of a CDSC. Under this plan, redemptions equal to 1% a month, 2% every two months or 3% a quarter of the value of a Fund account would be free of a CDSC. Shares would be redeemed so that Class B shares not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) would be redeemed first and Class B shares that are held the longest would be redeemed next. For Class A and Class C shares, shares held the longest would be redeemed first.

SPECIAL DISTRIBUTION ARRANGEMENTS FOR GROUP RETIREMENT PLANS
Each Fund offers special distribution arrangements for group retirement plans and employee benefit plans, including employer sponsored, tax-qualified 401(k) plans, and other defined contribution plans (the "Plans"). However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements for the Plans as to the purchase, sale or exchange of shares of a Fund, including maximum and minimum initial investment requirements, which are different from those described in the Prospectus and the Funds' SAI. Therefore, plan sponsors or fiduciaries may not impose the same share class eligibility standards as set forth in the Prospectus and the Funds' SAI. The Plans also may not offer all classes of shares of a Fund. A Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

Class A shares are available at NAV to all AllianceBernstein-sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 employees. Class A shares are also available at NAV to group retirement plans with plan assets in excess of $1,000,000. When a non-AllianceBernstein sponsored group retirement plan terminates a Fund as an investment option within one year, all investments in Class A shares of that Fund through the plan are subject to a 1% CDSC upon redemption. Furthermore, when a group retirement plan ceases to participate in an AllianceBernstein sponsored group retirement plan program within one year, investments in the Funds' Class A shares through the plan are subject to a 1% CDSC upon redemption.

Class C shares are available to group retirement plans with plan level assets of less than $1,000,000 and to AllianceBernstein Link, AllianceBernstein Individual 401(k), and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and 100 employees.

THE "PROS" AND "CONS" OF DIFFERENT SHARE CLASSES
The decision as to which class of shares is most beneficial to you depends on the amount and intended length of your investment. If you are making a large investment that qualifies for a reduced sales charge, you might consider purchasing Class A shares. Class A shares, with their lower 12b-1 fees, are designed for investors with a long-term investing time frame.

Although investors in Class B shares do not pay an initial sales charge, Class B shares can be more costly than Class A shares over the long run due to their substantially higher 12b-1 fees. Class B shares redeemed within four years of purchase are also subject to a CDSC. Class B shares are designed for investors with an intermediate-term investing time frame.

Class C shares should not be considered as a long-term investment because they do not convert to Class A shares and are subject to a higher distribution fee indefinitely. Class C shares do not, however, have an initial sales charge or a CDSC so long as the shares are held for one year or more. Class C shares are designed for investors with a short-term investing time frame.

Your financial intermediary may receive differing compensation for selling Class A, Class B, or Class C shares. See "Payments to Financial Advisors and their Firms" below.

Choosing a Class of Shares for Group Retirement Plans
Group retirement plans with plan assets in excess of $1 million are eligible to purchase Class A shares at NAV. In addition, under certain circumstances, the 1%, 1-year CDSC may be waived. Class B shares are generally not available to group retirement plans. Class C shares are available to group retirement plans with plan level assets of less than $1,000,000.

Other
A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, or other financial intermediary, with respect to the purchase, sale, or exchange of Class A, Class B or Class C shares made through your financial advisor. The financial intermediaries or your fee-based program also may impose requirements on the purchase, sale, or exchange of shares that are different from, or in addition to, those imposed by the Funds, including requirements as to the minimum initial and subsequent investment amounts.

You should consult your financial advisor for assistance in choosing a class of Fund shares.

PAYMENTS TO FINANCIAL ADVISORS AND THEIR FIRMS
Financial intermediaries market and sell shares of the Funds. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Funds. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Funds may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

                       What is a Financial Intermediary?
  A financial intermediary is a firm that receives compensation for selling shares of the Funds offered in this Prospectus and/or provides services to the Funds' shareholders. Financial intermediaries may include, among others, your broker, your financial planner or advisor, banks and insurance companies. Financial intermediaries employ financial advisors who deal with you and other investors on an individual basis.

In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may also pay these financial intermediaries a fee of up to 1% on purchases of $1,000,000 or more for AllianceBernstein Link, AllianceBernstein SIMPLE IRA plans with more than $250,000 in assets or for purchases made by certain other retirement plans. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

In the case of Class B shares, ABI may pay, at the time of your purchase, a commission to financial intermediaries selling Class B shares in an amount equal to 4% of your investment. Additionally, up to 30% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class B shares.

In the case of Class C shares, ABI may pay, at the time of your purchase, a commission to firms selling Class C shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.

  Your financial advisor's firm receives compensation from the Funds, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

  -upfront sales commissions
  -12b-1 fees
  -additional distribution support
  -defrayal of costs for educational seminars and training
  -payments related to providing shareholder recordkeeping and/or transfer agency services

  Please read the Prospectus carefully for information on this compensation.

Other Payments for Distribution Services and Educational Support
In addition to the commissions paid to financial intermediaries at the time of sale and the fees described under "Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees," some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. ABI may pay a portion of "ticket" or other transactional charges.

For 2007, ABI's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds is expected to be approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $18,000,000. In 2006, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $18,000,000 for distribution services and educational support related to the AllianceBernstein Mutual Funds.

A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list." ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

The Funds and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Management of the Funds --Transfer Agency and Retirement Plan Services" below. These expenses paid by the Funds are included in "Other Expenses" under "Fees and Expenses of the Funds--Annual Operating Expenses" in this Prospectus.

  If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

  Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Funds, the Adviser, ABI and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of purchase.

As of the date of this Prospectus, ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

  A.G. Edwards
  AIG Advisor Group
  Ameriprise Financial Services
  AXA Advisors
  Banc of America
  Bank One Securities Corp.
  Charles Schwab
  Chase Investment Services
  Citicorp Investment Services
  Citigroup Global Markets
  Commonwealth Financial Network
  Donegal Securities
  Independent Financial Marketing Group
  ING Advisors Network
  Lincoln Financial Advisors
  Linsco/Private Ledger
  McDonald Investments
  Merrill Lynch
  MetLife Securities
  Morgan Stanley
  Mutual Service Corporation
  National Financial
  PFS Investments
  Piper Jaffray
  Raymond James
  RBC Dain Rauscher
  Robert W. Baird
  Securities America
  Signator Investors
  UBS AG
  UBS Financial Services
  Uvest Financial Services
  Wachovia Securities
  Wells Fargo Investments

Although the Funds may use brokers and dealers who sell shares of the Funds to effect portfolio transactions, the Funds do not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers and dealers to effect portfolio transactions.

HOW TO EXCHANGE SHARES
You may exchange your Fund shares for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser). Exchanges of shares are made at the next-determined NAV, without sales or service charges. You may request an exchange by mail or telephone. In order to receive a day's NAV, ABIS must receive and confirm your telephone exchange request by 4:00 p.m., Eastern Time, on that day. The Funds may modify, restrict, or terminate the exchange privilege on 60 days' written notice.

HOW TO SELL OR REDEEM SHARES
You may "redeem" your shares (i.e., sell your shares to a Fund) on any day the New York Stock Exchange is open, either directly or through your financial intermediary. Your sale price will be the next-determined NAV, less any applicable CDSC, after the Fund receives your redemption request in proper form. Normally, redemption proceeds are sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).

Selling Shares Through Your Broker or Other Financial Advisor
Your broker or financial advisor must receive your sales request by 4:00 p.m., Eastern Time, and submit it to the Fund by a prearranged time for you to receive the next-determined NAV, less any applicable CDSC. Your broker or financial advisor is responsible for submitting all necessary documentation to the Fund and may charge you a fee for this service.

Selling Shares Directly to the Fund
By Mail:
.. Send a signed letter of instruction or stock power, along with certificates, to:

          AllianceBernstein Investor Services, Inc.
          P.O. Box 786003
          San Antonio, TX 78278-6003

..  For certified or overnight deliveries, send to:

          AllianceBernstein Investor Services, Inc.
          8000 IH 10 W, 4th floor
          San Antonio, TX 78230

.. For your protection, a bank, a member firm of a national stock exchange, or other eligible guarantor institution, must guarantee signatures. Stock power forms are available from your financial intermediary, ABIS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries, and surviving joint owners. If you have any questions about these procedures, contact ABIS.

By Telephone:
.. You may redeem your shares for which no stock certificates have been issued by telephone request. Call ABIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

.. ABIS must receive and confirm a telephone redemption request by 4:00 p.m., Eastern Time, for you to receive that day's NAV, less any applicable CDSC.

.. For your protection, ABIS will request personal or other information from you to verify your identity and will generally record the calls. Neither the Fund nor the Adviser, ABIS, ABI or other Fund agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on your behalf that ABIS reasonably believes to be genuine.

..  If you have selected electronic funds transfer or check in your Subscription
   Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

.. Redemption requests by electronic funds transfer may not exceed $100,000 per Fund account per day.

.. Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
Each Fund's Board of Directors has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

Risks Associated With Excessive Or Short-term Trading Generally. While the Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Fund's shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Fund may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, a Fund may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect Fund performance.

Because the Funds invest in foreign securities, they may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Fund calculates its NAV at 4:00 p.m., Eastern Time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of foreign securities established some time before the Fund calculates its own share price (referred to as "time zone arbitrage"). The Funds have procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Fund calculates its NAV. While there is no assurance, the Funds expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Fund shareholders.

A shareholder engaging in a short-term trading strategy may also target a fund that does not invest primarily in foreign securities. If a Fund invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, it has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Investments in small cap securities, technology and other specific industry sector securities may be adversely affected by price arbitrage.

Policy Regarding Short-term Trading. Purchases and exchanges of shares of the Funds should be made for investment purposes only. The Funds seek to prevent patterns of excessive purchases and sales or exchanges of Fund shares. The Funds will seek to prevent such practices to the extent they are detected by the procedures described below. The Funds reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

.. Transaction Surveillance Procedures. The Funds, through their agents, ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Funds may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

.. Account Blocking Procedures. If the Funds determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Fund account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Fund shares back to a Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. In the event an account is blocked, certain account related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

..  Applications of Surveillance Procedures and Restrictions to Omnibus
   Accounts. Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain brokers, dealers, and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Funds seek to apply their surveillance procedures to these omnibus account arrangements. If an intermediary does not have the capabilities, or declines, to provide individual account level detail to the Funds, the Funds will monitor turnover of assets to purchases and redemptions of the omnibus account. If excessive turnover, defined as annualized purchases and redemptions exceeding 50% of assets is detected, the Fund will notify the intermediary and request that the intermediary review individual account transactions for excessive or short-term trading activity and confirm to the Fund that appropriate action has been taken to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Funds may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail). The Fund will continue to monitor the turnover attributable to an intermediary's omnibus account arrangement and may consider whether to terminate the relationship if the intermediary does not demonstrate that appropriate action has been taken.

Risks to Shareholders Resulting From Imposition of Account Blocks in Response to Excessive Short-term Trading Activity. A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in a Fund that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Fund shares, which could be costly if, for example, these shares have declined in value, the shareholder recently paid a front-end sales charge or the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Fund shares and avoid frequent trading in Fund shares.

Limitations on Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the Funds and their agents to detect excessive or short duration trading in Fund shares, there is no guarantee that the Funds will be able to identify these shareholders or curtail their trading practices. In particular, the Funds may not be able to detect excessive or short-term trading in Fund shares attributable to a particular investor who effects purchase and/or exchange activity in Fund shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Fund shares.

HOW THE FUNDS VALUE THEIR SHARES
Each Fund's NAV is calculated at the close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern Time), only on days when the Exchange is open for business. To calculate NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Fund invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Fund.

The Funds value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of a Fund's Board of Directors. When a Fund uses fair value pricing, it may take into account any factors it deems appropriate. A Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Funds expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Funds may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Funds believe that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Funds may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight, each Fund's Board has delegated responsibility for valuing a Fund's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Fund's assets on behalf of the Fund. The Valuation Committee values Fund assets as described above.

Your order for purchase, sale, or exchange of shares is priced at the next determined NAV after your order is received in proper form by the Fund.

GLOSSARY
--------------------------------------------------------------------------------

This Prospectus uses the following terms.

TYPES OF SECURITIES
Convertible securities are fixed-income securities that are convertible into common stock.

Depositary Receipts include American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts.

Equity securities include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

Qualifying bank deposits are certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

Rule 144A securities are securities that may be resold under Rule 144A of the Securities Act.

U.S. Government securities are securities issued or guaranteed by the United States Government, its agencies or instrumentalities or by certain government-sponsored entities (entities chartered by or sponsored by act of Congress). These securities include securities backed by the full faith and credit of the United States, those supported by the right of the issuer to borrow from the U.S. Treasury, and those backed only by the credit of the issuing agency or entity itself. The first category includes U.S. Treasury securities (which are U.S. Treasury bills, notes and bonds) and certificates issued by GNMA. U.S. Government securities not backed by the full faith and credit of the United States or a right to borrow from the U.S. Treasury include certificates issued by FNMA and FHLMC.

RATING AGENCIES AND INDEXES
Fitch is Fitch Ratings, the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.

MSCI EAFE Index is Morgan Stanley Capital International Inc.'s market capitalization index that is designed to measure stock market performance of 21 countries within Europe, Australia and the Far East.

Moody's is Moody's Investors Service, Inc.

S&P is Standard & Poor's Ratings Services.

S&P 500 Index is S&P's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity.

OTHER
1940 Act is the Investment Company Act of 1940, as amended.

Code is the Internal Revenue Code of 1986, as amended.

Commission is the Securities and Exchange Commission.

Exchange is the New York Stock Exchange.

Net assets means the Fund's net assets plus any borrowings for investment purposes.

Securities Act is the Securities Act of 1933, as amended.

DESCRIPTION OF THE FUNDS
--------------------------------------------------------------------------------

This section of the Prospectus provides a more complete description of each Fund's investment objectives, principal strategies and risks. Of course, there can be no assurance that any Fund will achieve its investment objective.

Please note that:

.. Additional discussion of the Funds' investments, including the risks of the investments, may be found in the discussion under Additional Investment Practices following this section.

.. The description of the principal risks for a Fund may include risks described in the Summary of Principal Risks above. Additional information about the risks of investing in a Fund can be found in the discussion under Additional Risk Considerations.

.. Additional descriptions of each Fund's strategies, investments and risks may be found in the Funds' SAI.

.. Except as noted, (i) the Funds' investment objectives are "fundamental" and cannot be changed without a shareholder vote and, (ii) the Funds' investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in a Fund's portfolio after they are purchased by the Fund will not cause the Fund to be in violation of such limitation.

INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES

AllianceBernstein International Portfolio

AllianceBernstein Tax-Managed International Portfolio
The Funds seek long-term growth of capital by investing in equity securities of established foreign companies comprising the MSCI EAFE Index, plus Canada. The AllianceBernstein International Portfolio is managed without regard to tax considerations, while the AllianceBernstein Tax-Managed International Portfolio seeks to maximize after-tax returns to shareholders by pursuing a number of strategies that take into account the tax impact of buy and sell investment decisions on the Fund's shareholders and by selling stocks with unrealized losses to offset realized gains in the portfolio.

The AllianceBernstein Tax-Managed International Portfolio currently has significant built-up unrealized capital gains which, to a certain extent, reflect the cumulative effect of its tax management strategies. A large amount of net redemptions of AllianceBernstein Tax-Managed International Portfolio shares would require the liquidation of portfolio securities which could result in substantial realized taxable gains for shareholders remaining in the fund after these redemptions.

Each of the Funds will invest primarily in equity securities of issuers in countries that make up the MSCI EAFE Index (Europe, Australia and the Far East) and Canada. Each of the Funds may also invest in securities of issuers in emerging market countries. The Funds diversify their investments among many foreign countries but not necessarily in the same proportion that the countries are represented in the MSCI EAFE Index. Under normal circumstances, the Funds will invest in companies in at least three countries (and normally substantially more) other than the United States. The Funds also diversify the investment portfolios between growth and value equity investment styles. The Adviser selects international growth and international value equity securities based on its fundamental growth and value investment disciplines to produce blended portfolios. Within each investment discipline, the Adviser draws on the capabilities of separate investment teams.

The Adviser selects the Funds' international growth stocks using the Adviser's international growth investment discipline. The International Growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions and superior earnings growth prospects.

Bernstein selects the Funds international value stocks using Bernstein's fundamental international value investment discipline. In selecting stocks for the Funds, the Bernstein International Value investment team looks for stocks that are attractively priced relative to their future earnings power and dividend-paying capability.

Normally, approximately 50% of the value of each of the Funds will consist of international value stocks and 50% will consist of international growth stocks. The Adviser will rebalance the portfolio of each Fund as necessary to maintain this targeted allocation. Depending on market conditions, however, the actual weightings of securities from each investment discipline in the portfolio of each Fund will vary within a narrow range. In extraordinary circumstances, when research determines conditions favoring one investment style are compelling, the range may be up to 40%-60% before rebalancing occurs.

The Funds will invest primarily in common stocks but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs). If research determines the need to hedge a portion of the currency risk, the Funds will generally invest in foreign currency futures contracts or forward currency exchange contracts with terms of up to one year. The Funds will also purchase foreign currency for cash settlement in order to purchase foreign securities. In addition, each of the Funds will generally invest a portion of its uncommitted cash balances in futures contracts to expose that portion of the Fund to the equity markets. The Funds may also make investments in less developed or emerging equity markets.

The AllianceBernstein International Portfolio is managed without regard to potential tax consequences to the shareholder. It is particularly appropriate for investors, such as pension plans and IRAs, not subject to current federal income taxation.

The AllianceBernstein Tax-Managed International Portfolio seeks to maximize after-tax total returns by considering the tax impact that buy and sell investment decisions will have on its shareholders. For example, the Adviser may sell certain securities in order to realize capital losses. Capital losses may be used to offset realized capital gains. To minimize capital gains distributions, the Adviser may sell securities in the Fund with the highest cost basis. The Adviser may monitor the length of time the Fund has held an investment to evaluate whether the investment should be sold at a short-term gain or held for a longer period so that the gain on the investment will be taxed at the lower long-term rate. In making this decision, the Adviser will consider whether, in its judgment, the risk of continued exposure on the investment is worth the tax savings of a lower capital gains rate. There can be no assurance that any of these strategies will be effective or that their use will not adversely affect the gross returns of the Fund.

Making Investment Decisions for the Funds
To solve the complex problems of stock valuation, the Adviser devotes considerable resources to research. Its business is investment research and management, and it has developed proprietary and innovative means of improving investment decision making.

To minimize the emotional aspects of decision making under uncertainty, the Adviser strives to apply its valuation tools in a consistent and disciplined fashion. The Adviser's research is applied within a blended style, growth-and-value-oriented framework. Investment decision making is disciplined, centralized and highly systematic.

The research analyses supporting buy and sell decisions are fundamental and bottom-up, based largely on specific company and industry findings rather than on broad economic forecasts. The Adviser selects international growth and international value equity securities by drawing from its fundamental growth and value investment disciplines to produce blended portfolios. Investment decision making for the Funds is systematic and centralized, pursued by an investment policy group working in concert with, and guided by, the findings of the Adviser's International Growth and Value research teams.

The Adviser selects the Funds' international growth stocks using its research driven international growth investment discipline. In selecting stocks, the International Growth investment team seeks to identify companies with superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of the Adviser's large international growth research staff, which follows over 500 non-U.S. companies. As one of the largest multinational investment firms, the Adviser has access to considerable information concerning these companies, including an in-depth understanding of their products, services, markets and competition, as well as a good knowledge of the management of most of the companies.

The Adviser's international growth analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose strong management and superior industry positions can contribute to substantially above average future earnings growth. The International Growth investment team constructs a portfolio of equity securities of a limited number of carefully selected, high-quality companies that are judged likely to achieve superior earnings growth.

Bernstein selects the Funds' international value stocks using Bernstein's research-driven investment discipline. This discipline relies heavily upon the fundamental analysis and research of Bernstein's large international value research staff, which follows approximately 2000 companies. In selecting stocks, the Bernstein International Value investment team invests in under-priced stocks--those with low price/earnings ratios, low price/book-value ratios and high dividend yields.

Bernstein's international value analysts identify and quantify the critical variables that influence a business's performance, analyze the results in order to forecast each company's long-term prospects and meet regularly with company management, suppliers, clients and competitors. As a result, analysts have an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most companies in the research universe.

Each of the Funds also may:

..  enter into repurchase agreements and reverse repurchase agreements;

..  invest up to 15% of its net assets in illiquid securities; and

..  make loans of portfolio securities up to 33 1/3% of its total assets
   (including collateral for any security loaned).

ADDITIONAL INVESTMENT PRACTICES
This section describes the Funds' investment practices and associated risks. Unless otherwise noted, a Fund's use of any of these practices was specified in the previous section.

Derivatives. The Funds may use derivatives to achieve their investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices, and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Funds to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets. The Funds may use derivatives for one or more of these purposes. The use of derivatives may have greater risk if they are used for other than hedging purposes. Derivatives are a valuable tool, which, when used properly, can provide significant benefits to Fund shareholders. A Fund may take a significant position in those derivatives that are within its investment policies if, in the Adviser's judgment, this represents the most effective response to current or anticipated market conditions. The Adviser's use of derivatives is subject to continuous risk assessment and control from the standpoint of each Fund's investment objectives and policies.

Derivatives may be (i) standardized, exchange-traded contracts or
(ii) customized, privately negotiated contracts, generally referred to as over-the-counter derivatives. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments--options, futures, forwards, and swaps--from which virtually any type of derivative transaction can be created.

.. Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

.. Futures--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

.. Forwards--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed-upon payment.

.. Swaps--A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting as principals and as agents utilizing standard swap documentation. As a result, the swap market has become well established and relatively liquid.

While the judicious use of derivatives by highly-experienced investment managers such as the Adviser can be quite beneficial, derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues relating to the use of derivatives that investors should understand before investing in a Fund.

.. Market Risk--This is the general risk of all investments that the value of a particular investment will change in a way detrimental to the Funds' interest based on changes in the bond market generally.

.. Management Risk--Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to the Funds' portfolio, and the ability to forecast price, interest rate, or currency exchange rate movements correctly.

.. Credit Risk--This is the risk that a loss may be sustained by a Fund as a result of the failure of a derivative counterparty to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Funds consider the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

.. Liquidity Risk--Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

.. Leverage Risk--Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

.. Other Risks--Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Fund's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Fund's investment objective. In addition, there is no guarantee that a specific derivative will be available for a Fund to utilize at any given time.

Derivatives Used by the Funds. The following describes specific derivatives that one or more of the Funds may use.

Forward Currency Exchange Contracts. A Fund may purchase or sell forward currency exchange contracts to minimize the risk of adverse changes in the relationship between the U.S. Dollar and other currencies. A forward currency exchange contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, and is individually negotiated and privately traded. Under certain circumstances, the Funds may commit a substantial portion or the entire value of their portfolios to the consummation of these contracts. The Adviser will consider the effect that a substantial commitment of assets to forward contracts would have on the investment program of these Funds and the flexibility of these Funds to purchase additional securities.

A Fund may enter into a forward currency exchange contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). When a Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). Instead of entering into a position hedge, a Fund may, in the alternative, enter into a forward currency exchange contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Fund believes that the U.S. Dollar value of the currency to be sold pursuant to the forward foreign currency exchange contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such forward currency exchange contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The Funds also may purchase and sell foreign currency on a spot basis.

Futures Contracts and Options on Futures Contracts. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or foreign currencies or other commodity called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of an obligation to acquire the securities, foreign currencies or other commodity called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made.

A Fund may purchase options on futures contracts written or purchased by a Fund that are traded on U.S. or foreign exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date. Neither of the Funds will write an option if, immediately thereafter, the aggregate value of the Fund's securities subject to outstanding options would exceed 25% of its net assets.

Structured Instruments. As part of its investment program and to maintain greater flexibility, each Fund may invest in structured instruments. Structured instruments, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Generally, a structured instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, structured instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

Structured instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular structured instrument, changes in a Benchmark may be magnified by the terms of the structured instrument and have an even more dramatic and substantial effect upon the value of the structured instrument. Also, the prices of the structured instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

Structured instruments can have volatile prices and limited liquidity, and their use by a Fund may not be successful. The risk of these investments can be substantial; possibly all of the principal is at risk. No Fund will invest more than 20% of its total assets in these investments.

Options on Currencies. As in the case of other kinds of options, the writing of an option on a currency constitutes only a partial hedge, up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates and incur losses. The purchase of an option on a currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. See the Funds' SAI for further discussion of the use, risks, and costs of options on currencies.

Options on Securities. An option gives the purchaser of the option, upon payment of a premium, the right to deliver to (in the case of a put) or receive from (in the case of a call) the writer a specified amount of a security on or before a fixed date at a predetermined price. A call option written by a Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

A call option is for cross-hedging purposes if a Fund does not own the underlying security, and the position is designed to provide a hedge against a decline in value in another security that the Fund owns or has the right to acquire. A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge. The Funds may not write call options for cross-hedging purposes.

The Funds may also enter into options on the yield "spread" or yield differential between two securities. In contrast to other types of options, this option is based on the difference between the yields of designated securities, currencies, futures or other instruments. In addition, the Funds may write covered straddles. A straddle is a combination of a call and a put written on the same underlying security.

In purchasing an option, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss equal to the premium paid for the option.

If an option written by a Fund were exercised, the Fund would be obligated to purchase (in the case of a put) or sell (in the case of a call) the underlying security at the exercise price. The risk involved in writing an option is that, if the option were exercised, the underlying security would then be purchased or sold by the Fund at a disadvantageous price. Entering into a closing transaction (i.e., by disposing of the option prior to its exercise) could reduce these risks. A Fund retains the premium received from writing a put or call option whether or not the option is exercised. The writing of covered call options could result in increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

Options purchased or written by a Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at an advantageous time.

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

Swap Transactions. A swap transaction involves a swap agreement, which is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset, reference rate or index. The Funds may enter into swap transactions with counterparties whose debt securities (or whose guarantors' debt securities) are rated at least A (or the equivalent) from any one nationally recognized statistical rating organization and are on the Adviser's approved list of swap counterparties for that Fund.

Examples of swap agreements include, but are not limited to, interest rate swaps, credit default swaps, equity swaps, commodity swaps, foreign currency swaps, index swaps and total return swaps. Most swap agreements provide that when the payment dates for both parties are the same, payments are netted and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each counterparty. Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments; dollar-denominated payments may be exchanged for non-dollar-denominated payments; and payments tied to the price of one asset, reference rate or index may be exchanged for payments tied to the price of another asset, reference rate or index.

.. Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Fund may be either the buyer or seller in the transaction. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, the seller typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If a Fund is a buyer and no credit event occurs, the Fund may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. As noted above, if a Fund is a buyer and no credit event occurs, it will lose its investment. In addition, the value of the reference obligation received by a Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

  A Fund will enter into credit default swap transactions only with counterparties whose debt securities (or whose guarantor's debt securities at least A (or the equivalent) by at least one nationally recognized statistical rating organization and are on the Manager's approved list of swap counterparties for that Fund.

  A Fund may enter into a credit default swap that provides for settlement by physical delivery if, at the time of entering into the swap, such delivery would not result in the Fund investing more than 20% of its total assets in securities rated lower than A by Standard & Poor's, Fitch or Moody's. A subsequent deterioration of the credit quality of the underlying obligation of the credit default swap will not require the Fund to dispose of the swap.

.. Currency Swaps. Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty to the transaction, the Fund will have contractual remedies under the transaction agreements.

.. Interest Rate Swaps, Caps, and Floors. The Funds expect to enter into interest rate transactions expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to attempt to exploit mispricing in the bond or currency markets. The Funds do not intend to use these transactions in a speculative manner. Neither Fund will use swaps to leverage the Fund.

  Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. Caps and floors may be less liquid than swaps.

  A Fund may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities. There is no limit on the amount of interest rate transactions that may be entered into by a Fund that is permitted to enter into such transactions. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate transactions is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the counterparty to an interest rate transaction defaults, a Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive. The Funds will enter into interest rate swap, cap or floor transactions only with counterparties whose debt securities (or whose guarantors' debt securities) are rated at least A- (or the equivalent) by at least one nationally recognized rating organization and are on the Adviser's approved list of swap counterparties for that Fund.

An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

The use of swap agreements by the Funds entails certain risks, which are different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.

Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many over-the-counter swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. For this reason, a swap transaction may be subject to a Fund's limitation on investments in illiquid securities.

Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. Because some swap agreements have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. Certain swap transactions may be considered to constitute borrowing transactions. Such a swap transaction will not be considered to constitute the issuance of a "senior security" by a Fund, if the Fund covers the transaction or segregates sufficient liquid assets.

The use of a swap transaction involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. Additionally, the use of credit default swaps can result in losses if the Adviser does not correctly evaluate the creditworthiness of the issuer on which the credit swap is based.

Synthetic Foreign Equity Securities. The Funds may invest in a form of synthetic foreign equity securities, which may be referred to as international warrants, local access products, participation notes, or low exercise price warrants. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index. International warrants are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These type of instruments may be American style exercise, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style exercise, which means that they may be exercised only on the expiration date. International warrants have an exercise price, which is fixed when the warrants are issued.

The Funds will normally invest in covered warrants, which entitle the holder to purchase from the issuer common stock of an international company or receive a cash payment (generally in U.S. Dollars). The cash payment is calculated according to a predetermined formula. The Funds may invest in low exercise price warrants, which are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.

The Funds will acquire covered warrants issued by entities deemed to be creditworthy by the Adviser, who will monitor the creditworthiness of the issuers on an on-going basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

Convertible Securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with yields that are generally higher than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P or Fitch and comparable unrated securities as determined by the Adviser may share some or all of the risks of nonconvertible debt securities with those ratings.

Depositary Receipts. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in foreign securities markets. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

Illiquid Securities. The Funds will limit their investments in illiquid securities to no more than 15% of their net assets. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many individually negotiated currency swaps and any assets used to cover currency swaps and most privately negotiated investments in state enterprises that have not yet conducted an initial equity offering, (ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days.

Because of the absence of a trading market for illiquid securities, a Fund may not be able to realize its full value upon sale. The Adviser will monitor the liquidity of the Fund's investments in illiquid securities. Rule 144A securities generally will not be treated as "illiquid" for purposes of this limit on investments if they meet liquidity guidelines established by the Board of Directors.

A Fund may not be able to readily sell securities for which there is no ready market. Such securities are unlike securities that are traded in the open market and can be expected to be sold immediately if the market is adequate. The sale price of illiquid securities may be lower or higher than the Adviser's most recent estimate of their fair value. Generally, less public information is available about the issuers of such securities than about companies whose securities are traded on an exchange. To the extent that these securities are foreign securities, there is no law in many of the countries in which the Fund may invest similar to the Securities Act requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to the length of time the securities may be held or the manner of resale. However, there may be contractual restrictions on resales of nonpublicly traded foreign securities.

Loans of Portfolio Securities. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In addition, the Fund will be exposed to the risk that the sale of any collateral realized upon the borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, the Adviser will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income from the securities. The Fund may invest any cash collateral in portfolio securities and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Fund's investment risks. The Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest, or distributions. The Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan.

Repurchase Agreements. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit the Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If a vendor defaults on its repurchase obligation, the Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, the Fund might be delayed in, or prevented from, selling the collateral for its benefit. The Adviser monitors the creditworthiness of the vendors with which the Fund enters into repurchase agreements. Repurchase agreements may be entered into by a Fund with member banks of the Federal Reserve System including the Fund's custodian or "primary dealers" (as designated by the Federal Reserve Bank of New York) pertaining only to U.S. Government securities.

Reverse Repurchase Agreements. The Funds may enter into reverse repurchase agreements with banks and broker-dealers from time to time. In a reverse repurchase transaction, it is the Fund, rather than the other party to the transaction, that sells the securities and simultaneously agrees to repurchase them at a price reflecting an agreed-upon rate of interest. A Fund may not enter into reverse repurchase agreements if its obligations thereunder would be in excess of one third of the Fund's total assets, less liabilities other than obligations under such reverse repurchase agreements. During the time a reverse repurchase agreement is outstanding, each Fund that has entered into such an agreement maintains liquid assets in a segregated account with its custodian having a value at least equal to the repurchase price under the reverse repurchase agreement. Reverse repurchase agreements may create leverage, increasing a Fund's opportunity for gain and risk of loss for a given fluctuation in the value of the Fund's assets. There may also be risks of delay in recovery and, in some cases, even loss of rights in the underlying securities, should the opposite part fail financially.

Rights and Warrants. A Fund will invest in rights or warrants only if the Adviser deems the underlying equity securities themselves appropriate for inclusion in the Fund's portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination of these factors. If the market price of the underlying security is below the exercise price of the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Short Sales. A short sale is effected by selling a security that a Fund does not own, or, if the Fund does own such security, it is not to be delivered upon consummation of the sale. The Funds may only make short sales "against the box". A short sale is "against the box" to the extent that a Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment. A Fund may utilize short selling in order to attempt both to protect its portfolio against the effects of potential downtrends in the securities markets and as a means of enhancing its overall performance. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Although the Fund's gain is limited by the price at which it sold the security short, in certain instances in which the Fund does not contemporaneously own the securities, the potential loss is unlimited.

Portfolio Turnover. The portfolio turnover rate for each Fund is included in the Financial Highlights section. The Funds are actively managed and, in some cases in response to market conditions, a Fund's portfolio turnover may exceed 100%. A higher rate of portfolio turnover increases transaction costs, which must be borne by a Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

Temporary Defensive Position. For temporary defensive purposes, the Funds may only invest in U.S. government obligations or investment grade debt or equity securities of U.S. issuers. While a Fund invests for temporary defensive purposes, it may not meet its investment objective.

Portfolio Holdings. A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' SAI.

Future Developments. A Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

General. The successful use of the investment practices described above draws upon the Adviser's special skills and experience and usually depends on the Adviser's ability to forecast price movements, interest rates, or currency exchange rate movements correctly. Should interest rates, prices, or exchange rates move unexpectedly, the Fund may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits for certain options and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of futures contracts, options and forward contracts and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

A Fund's ability to dispose of its position in futures contracts, options, and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options, and forward contracts. If a secondary market does not exist for an option purchased or written by a Fund, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option), with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell currencies or portfolio securities covering an option written by the Fund until the option expires or it delivers the underlying security, futures contract or currency upon exercise. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively. In addition, the Fund's ability to engage in options and futures transactions may be limited by tax considerations and the use of certain hedging techniques may adversely impact the characterization of income to the Fund for U.S. federal income tax purposes.

ADDITIONAL RISK CONSIDERATIONS
Investments in the Funds may involve the special risk considerations described below.

Currency Considerations. Each of the Funds may receive a portion of its revenues in foreign currencies. Therefore, the dollar equivalent of its net assets, distributions, and income will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. If the value of the foreign currencies in which a Fund receives its income falls relative to the U.S. Dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if it has insufficient cash in U.S. Dollars to meet distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Fund may engage in currency hedging transactions, as described above, which involve certain special risks.

Foreign Securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, each of the Funds may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities settlements may in some instances be subject to delays and related administrative uncertainties.

Certain foreign countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of the Funds. In addition, the repatriation of investment income, capital, or the proceeds of sales of securities from certain countries is controlled under regulations, including in some cases the need for certain advance government notification or authority. If a deterioration occurs in a country's balance of payments, the country could impose temporary or indefinite restrictions on foreign capital remittances.

The Funds also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures that may involve additional costs to the Fund. These factors may affect the liquidity of a Fund's investments in any country and the Adviser will monitor the effect of any such factor or factors on the Fund's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the United States.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a foreign country and a Fund's investments. In the event of expropriation, nationalization or other confiscation, a Fund could lose its entire investment in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Funds than that provided by U.S. laws.

Investing in emerging market countries entails greater economic, political and social instability. In addition there is heightened volatility because the securities markets in these countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries.

Leverage. When a Fund borrows money or otherwise leverages its portfolio, the value of an investment in that Fund will be more volatile and all other risks will tend to be compounded. The Funds may create leverage by using reverse repurchase agreements or derivatives, or by borrowing money for temporary or emergency purposes.

U.S. and Foreign Taxes. A Fund's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by a Fund may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER
The Funds' investment adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105. The Adviser is a leading international investment adviser supervising client accounts with assets as of September 30, 2006 totaling approximately $659 billion (of which approximately $82 billion represented assets of investment companies). As of September 30, 2006, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 41 of the nation's FORTUNE 100 companies), for public employee retirement funds in 37 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 44 registered investment companies managed by the Adviser, comprising 125 separate investment portfolios, currently have approximately 4.0 million shareholder accounts.

The Adviser provides investment advisory services and order placement facilities for the Funds. For these advisory services, the Funds paid the Adviser as a percentage of average daily net assets for the fiscal year ended September 30, 2006:

                                                          Fee as a
                                                       percentage of
                                                     average daily Fund
         Fund                                            net assets
         ----                                        ------------------
         AllianceBernstein International Portfolio          .88%
         AllianceBernstein Tax-Managed International
          Portfolio                                         .84%

A discussion regarding the basis for the Board of Directors' approval of each Fund's investment advisory agreements is available in each Fund's semi-annual report to shareholders for the fiscal period ending March 31, 2006.

The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from a Fund. Certain other clients of the Adviser may have investment objectives and policies similar to those of a Fund. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with a Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including a Fund. When two or more of the clients of the Adviser (including a Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

PORTFOLIO MANAGERS
The management of and investment decisions for the Funds are made by the Blend Investment Policy Team, comprised of senior Blend portfolio managers. The Blend Investment Policy Team relies heavily on the Adviser's growth, value and fixed-income investment teams and, in turn, the fundamental research of the Adviser's large internal research staff. No one person is principally responsible for coordinating the Fund's investments.

The following table lists the five persons within the Blend Investment Policy Team with the most significant responsibility for day-to-day management of the Funds, the length of time that each person has been jointly and primarily responsible for the Funds, and each person's principal occupation during the past five years:

                                      Principal Occupation During the
    Employee; Title, Year; Title            Past Five (5) Years
    ----------------------------     ---------------------------------
Thomas J. Fontaine; February 2005;   Senior Vice President of AB
Senior Vice President of the Adviser Corp. since prior to 2002 and a
                                     Senior Portfolio Manager and
                                     Director of Research of Blend
                                     Strategies Team.

Mark A. Hamilton; January 2007;      Senior Vice President of AB
Senior Vice President of the Adviser Corp., with which he has been associated since prior to 2002.

Joshua Lisser; February 2005;        Senior Vice President of AB
Senior Vice President of the Adviser Corp., with which he has been associated since prior to 2002,
                                     and Chief Investment Officer of
                                     Structured Equities.

Seth J. Masters; since inception;    Chief Investment Officer of Blend
Executive Vice President of the      Strategies Team and Executive
Adviser                              Vice President of AB Corp., with
                                     which he has been associated
                                     since prior to 2002.

Christopher H. Nikolich; February    Senior Vice President of AB
2005; Senior Vice President of the   Corp., with which he has been
Adviser                              associated since prior to 2002.

The Funds' SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the Funds.

PRIOR PERFORMANCE OF SIMILARLY MANAGED ACCOUNTS
As described in this Prospectus, the Adviser diversifies the investment portfolio of the Funds between the growth and value investment styles. Normally, approximately 50% of the value of the Funds will consist of international value stocks and 50% will consist of international growth stocks, although this allocation will vary within a narrow range around this 50/50 target.

The Adviser has substantial experience in managing client portfolios using each of these investment disciplines. Presented below in Tables 1 and 2 is historical performance information for the Adviser's international growth and international value investment disciplines. These charts reflect the performance of accounts that are managed substantially similarly to the manner in which the separate international growth and international value components of the Funds are managed.

The Adviser's history of managing client portfolios using the growth and value investment disciplines began in January 1991 for growth and July 1992 for value. Tables 1 and 2 below set forth the details of the Adviser's performance in managing portfolios using each of these styles.

Certain of the investment teams employed by the Adviser in managing the Funds have experience in managing discretionary accounts of institutional clients and/or other registered investment companies and portions thereof (the "Historical Accounts") that have substantially the same investment objectives and policies and are managed in accordance with essentially the same international value and international growth disciplines as those applicable to the portions of the Funds they manage. The Historical Accounts that are not registered investment companies or portions thereof are not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Code to which each of the Funds, as a registered investment company, is subject and which, if applicable to the Historical Accounts, may have adversely affected the performance of the Historical Accounts.

Set forth below is performance data provided by the Adviser relating to the Historical Accounts managed by investment teams that manage the Funds' assets. Performance data is shown for the period during which the relevant investment team of the Adviser or its Bernstein unit managed the Historical Accounts through December 31, 2006. Each of an investment team's Historical Accounts has a nearly identical composition of investment holdings and related percentage weightings.

The performance data is net of all fees (including brokerage commissions) charged to the Historical Accounts, calculated on a monthly basis. The data has not been adjusted to reflect any fees that will be payable by the Funds, which may be higher than the fees imposed on the Historical Accounts, and will reduce the returns of the Funds. Except as noted, the performance data has also not been adjusted for corporate or individual taxes, if any, payable by account owners.

The Adviser has calculated the investment performance of the Historical Accounts on a trade-date basis. Dividends have been accrued at the end of the month and cash flows weighted daily. Composite investment performance for international value accounts has been determined on an equal weighted basis for periods prior to January 1, 2003 and on an asset weighted basis for periods subsequent thereto. Composite investment performance for international growth accounts has been determined on an asset weighted basis. New accounts are included in the composite investment performance computations at the beginning of the quarter following the initial contribution. The total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return. Other methods of computing the investment performance of the Historical Accounts may produce different results, and the results for different periods may vary.

To the extent an investment team utilizes investment techniques such as futures or options, the indices shown may not be substantially comparable to the performance of the investment team's Historical Accounts. The indices shown are included to illustrate material economic and market factors that existed during the time period shown. None of the indices reflects the deduction of any fees. If an investment team were to purchase a portfolio of securities substantially identical to the securities comprising the relevant index, the performance of the portion of the Funds managed by that investment team relative to the index would be reduced by the Funds' expenses, including brokerage commissions, advisory fees, distribution fees, custodial fees, transfer agency costs and other administrative expenses, as well as by the impact on the Funds' shareholders of sales charges and income taxes.

The performance data below is provided solely to illustrate each investment team's performance in managing the Historical Accounts as measured against the MSCI EAFE Index. The MSCI EAFE(R) Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. As of June 2006 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

The performance of the Funds will be affected both by the performance of each investment team managing a portion of the Funds' assets and by the Adviser's allocation of the Funds' portfolio between the two investment teams. If either or both of the investment teams employed by the Adviser in managing the Funds were to perform relatively poorly, and/or if the Adviser were to allocate more of either of the Funds' portfolio to a relatively poorly performing investment team, the performance of that Funds would suffer. Investors should not rely on the performance data of the Historical Accounts as an indication of future performance of all or any portion of the Funds.

Table 1 presents the historical performance for the Adviser's international growth investment discipline ("Growth Composite"). The performance information set forth in Table 1 does not represent the performance of the Funds.

TABLE 1
ALLIANCEBERNSTEIN INTERNATIONAL GROWTH COMPOSITE

Average Annual Total Returns

                                    [CHART]

                                                         Premium/Discount to
                    Growth Composite  MSCI EAFE Index       MSCI EAFE Index
                    ----------------  ---------------       ---------------
     One Year             18.22%            26.34%                -8.12%
   Three Years            17.03%            19.93%                -2.90%
    Five Years            12.79%            14.98%                -2.19%
     10 Years              7.70%             7.71%                -0.01%
  Since Inception          8.31%             8.11%                -0.20%
     (12/90)

Periods ended December 31, 2006

Past performance is no guarantee of future results.

Table 2 presents the historical performance of Bernstein's international value investment discipline ("Value Composite"). The performance information set forth in Table 2 does not represent the performance of the Funds.

TABLE 2
BERNSTEIN INTERNATIONAL VALUE COMPOSITE

Average Annual Total Returns

                                    [CHART]

                                                       Premium/Discount to
                  Value Composite    MSCI EAFE Index      MSCI EAFE Index
                 ----------------    ---------------      ---------------
One Year               30.56%              26.34%                 4.22%
Three Years            25.35%              19.93%                 5.42%
Five Years             20.48%              14.98%                 5.50%
10 Years               12.80%               7.71%                 5.09%
Since Inception        12.92%               8.93%                 3.99%
(06/92)


Periods ended December 31, 2006

Past performance is no guarantee of future results.

The above performance data are provided solely to illustrate the Adviser's experience in managing accounts using the growth and value investment disciplines. Investors should not rely on this information as an indication of actual performance of any account or future performance of the Funds. Other methods of computing returns may produce different results, and the results for different periods will vary.

LEGAL PROCEEDINGS
On April 8, 2002, in In re Enron Corporation Securities Litigation, a consolidated complaint (as subsequently amended, the "Enron Complaint") was filed in the United States District Court for the Southern District of Texas, Houston Division, against numerous defendants, including the Adviser. The principal allegations of the Enron Complaint, as they pertain to the Adviser, are that the Adviser violated Sections 11 and 15 of the Securities Act with respect to a registration statement filed by Enron Corp. ("Enron") and effective with the Commission on July 18, 2001, which was used to sell $1.9 billion Enron Zero Coupon Convertible Notes due 2021. Plaintiffs allege that the registration statement was materially misleading and that Frank Savage, a director of Enron, signed the registration statement at issue. Plaintiffs further allege that the Adviser was a controlling person of Frank Savage, who was at that time an employee of the Adviser and a director of AllianceBernstein Corporation. Plaintiffs therefore assert that the Adviser is itself liable for the allegedly misleading registration statement. Plaintiffs seek rescission or a rescissionary measure of damages. On April 12, 2006, the Adviser moved for summary judgment dismissing the Enron Complaint as the allegations therein pertain to the Adviser. This motion is pending. On July 5, 2006 the court granted plaintiffs' amended motion for class certification.

As has been previously reported in the press, the staff of the Commission and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the Commission and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the Commission is reflected in an Order of the Commission ("Commission Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i)The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the Commission Order. According to the Commission Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (a) their aliquot share of losses suffered by the fund due to market timing, and (b) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii)The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii)The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the Commission Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Funds, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of the advisory fee it receives for managing the Funds. On September 7, 2004, each Fund's advisory agreement was amended to reflect the reduced advisory fee.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; AllianceBernstein Holding L.P.; AllianceBernstein Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, certain officers of the Adviser ("Alliance defendants"); and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA") certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Commission Order and the NYAG Order. On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount, which we previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Holding remain pending. Plaintiff seeks an unspecified amount of damages.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Holding. The Summary Order claims that the Adviser and Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 26, 2006, the Adviser, Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. On April 12, 2006, respondents' petition was denied. The Adviser intends to vigorously defend against the allegations in the WVAG Complaint. The court denied the writ and in September 2006 the Supreme Court of Appeals declined the defendants' petition for appeal. On September 22, 2006, the Adviser and Holding filed an answer and motion to dismiss the Summary Order with the Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. (the "Aucoin Complaint") was filed against the Adviser, Holding, AllianceBernstein Corporation, AXA Financial, Inc., AllianceBernstein Investments, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein Mutual Funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from AllianceBernstein Fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and
(iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violations of Sections 34(b), 36(b) and 48(a) of the 1940 Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all AllianceBernstein Fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint"), which asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiff's claim under Section 36(b) of the Investment Company Act. On
January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006, the District Court denied plaintiffs' motion for leave to file their amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006 the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the Funds' shares or other adverse consequences to the Funds. This may require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the Funds.

TRANSFER AGENCY AND RETIREMENT PLAN SERVICES
ABIS acts as the transfer agent for the Funds. ABIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.

Many Fund shares are owned by financial intermediaries for the benefit of their customers. Retirement plans may also hold Fund shares in the name of the Plan, rather than the participant. In those cases, the Funds often do not maintain an account for you. Thus, some or all of the transfer agency functions for these and certain other accounts are performed by the financial intermediaries and plan recordkeepers. The Funds, ABI and/or the Adviser pay to these financial intermediaries and recordkeepers, including those that sell shares of the AllianceBernstein Mutual Funds, fees for sub-transfer agency and recordkeeping services in amounts ranging up to $19 per customer fund account per annum and/or up to 0.25% per annum of the average daily assets held through the intermediary. To the extent any of these payments for recordkeeping services or transfer agency services are made by the Funds, they are included in the amount appearing opposite the caption "Other Expenses" found in the Fund expense tables under "Fees and Expenses of the Funds." In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

Each Fund's income dividends and capital gains distributions, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund. If paid in additional shares, the shares will have an aggregate net asset value as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid in check, or at your election, electronically via the ACH network.

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to the Adviser, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Funds owned the investments that generated them, rather than how long you have owned your shares. Distributions of net capital gains from the sale of investments that the Funds owned for more than one year and that are properly designated by the Funds as capital gain dividends will be taxable as long-term capital gains (which may be taxed at preferential rates in the hands of non-corporate U.S. shareholders). Distributions of gains from the sale of investments that the Funds owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Funds as derived from "qualified dividend income" -- as further defined in the Funds' SAI -- will be taxed in the hands of non-corporate shareholders at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and the Fund level.

While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and timing of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that the Fund will pay any dividends or realize any capital gains. The final determination of the amount of a Fund's return of capital distributions for the period will be made after the end of each calendar year.

You will normally have to pay federal income tax, and any state or local income taxes, on the distributions you receive from a Fund, whether you take the distributions in cash or reinvest them in additional shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated as capital gain dividends are taxable as long-term capital gains. For taxable years beginning on or before December 31, 2008, distributions of dividends to a Fund's non-corporate shareholders may be treated as "qualified dividend income", which is taxed at reduced rates, if such distributions are derived from, and designated by a Fund as, "qualified dividend income" and provided that holding period and other requirements are met by both the shareholder and the Fund. "Qualified dividend income" generally is income derived from dividends from U.S. corporations and "qualified foreign corporations." Other distributions by a Fund are generally taxable to you as ordinary income. Dividends declared in October, November, or December and paid in January of the following year are taxable as if they had been paid the previous December. A Fund will notify you as to how much of the Fund's distributions, if any, qualify for these reduced tax rates.

An investment by the Funds in foreign securities may be subject to foreign income taxes, including taxes withheld at the source. In that case, the Funds' yield on those securities would be decreased. The Funds generally do not expect that shareholders will be able to claim a credit or a deduction with respect to foreign taxes. In addition, the Funds' investment in foreign securities or foreign currencies may increase or decrease the Funds' recognition of ordinary income and may affect the timing or amount of the Funds' distributions.

If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.

Each year shortly after December 31, each Fund will send its shareholders tax information stating the amount and type of all its distributions for the year. Consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances.

If you are neither a citizen nor resident of the United States, a Fund will withhold U.S. federal income tax at the rate of 30% on income dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by the Fund. Under the American Jobs Creation Act of 2004, for taxable years of each Fund beginning after December 31, 2004 and before January 1, 2008, a Fund is not required to withhold with respect to distributions of net short term capital gains in excess of net long term capital losses nor with respect to distributions of interest income that would not be subject to U.S. federal income tax if earned directly by a nonresident foreign person.

Each Fund is also required to apply backup withholding on distributions and redemption proceeds otherwise payable to any noncorporate shareholder (including a shareholder who is neither a citizen nor a resident of the United States) who does not furnish to the Fund certain information and certifications or, in the case of distributions, who is otherwise subject to backup withholding. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be offset by the amount of tax withheld. If backup withholding results in an overpayment of United States federal income tax, a refund or credit may be obtained from the Internal Revenue Service, provided that required information is furnished. The backup withholding rate is 28% for amounts paid through 2010 and will be 31% for amounts paid after December 31, 2010.

GENERAL INFORMATION
--------------------------------------------------------------------------------

Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Fund reserves the right to close an account that has remained below $500 for 90 days.

During drastic economic or market developments, you might have difficulty in reaching ABIS by telephone, in which event you should issue written instructions to ABIS. ABIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. ABIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. ABIS offers a variety of shareholder services. For more information about these services or your account, call ABIS's toll-free number, 800-221-5672. Some services are described in the Subscription Application.

Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Fund, all AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call ABIS at 800-221-5672. We will resume separate mailings for your account within 30 days of your request.

                     (This page intentionally left blank.)

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand each Fund's financial performance for the past five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single share of a class of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming investment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, the independent registered public accounting firm for each Fund, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request.

                                      Income From Investment Operations    Less Dividends and Distributions
                                    ------------------------------------- -----------------------------------
                                                   Net Gains
                                                  or Losses on
                          Net Asset      Net       Securities    Total    Dividends  Distributions Net Value,
                           Value,    Investment      (Both        from     from Net    from Net      Asset
                          Beginning    Income     Realized and Investment Investment Realized Gain   End of
Fiscal Year or Period     of Period (Loss) (a)(b) Unrealized)  Operations   Income   on Investment   Period
---------------------     --------- ------------- ------------ ---------- ---------- ------------- ----------
AllianceBernstein
International Portfolio
 Class A
 10/1/05-9/30/06.........  $23.18       $.30         $3.80       $4.10      $(.29)      $ 0.00       $26.99
 10/1/04-9/30/05.........   18.91        .19          4.23        4.42       (.15)        0.00        23.18
 1/30/04(e)-9/30/04......   18.21        .10           .60         .70       0.00         0.00        18.91
 Class B
 10/1/05-9/30/06.........  $22.94       $.16         $3.75       $3.91      $(.11)      $ 0.00       $26.74
 10/1/04-9/30/05.........   18.81        .09          4.15        4.24       (.11)        0.00        22.94
 1/30/04(e)-9/30/04......   18.21        .03           .57         .60       0.00         0.00        18.81
 Class C
 10/1/05-9/30/06.........  $22.95       $.14         $3.77       $3.91      $(.11)      $ 0.00       $26.75
 10/1/04-9/30/05.........   18.82        .08          4.16        4.24       (.11)        0.00        22.95
 1/30/04(e)-9/30/04......   18.21        .02           .59         .61       0.00         0.00        18.82
AllianceBernstein
Tax-Managed International
 Class A
 10/1/05-9/30/06.........  $24.61       $.40         $3.76       $4.16      $(.31)      $(1.43)      $27.03
 10/1/04-9/30/05.........   20.38        .27          4.40        4.67       (.16)        (.28)       24.61
 1/30/04(e)-9/30/04......   19.74        .09           .55         .64       0.00         0.00        20.38
 Class B
 10/1/05-9/30/06.........  $24.39       $.25         $3.69       $3.94      $(.17)      $(1.43)      $26.73
 10/1/04-9/30/05.........   20.29        .12          4.36        4.48       (.10)        (.28)       24.39
 1/30/04(e)-9/30/04......   19.74        .02           .53         .55       0.00         0.00        20.29
 Class C
 10/1/05-9/30/06.........  $24.37       $.20         $3.74       $3.94      $(.17)      $(1.43)      $26.71
 10/1/04-9/30/05.........   20.28        .10          4.37        4.47       (.10)        (.28)       24.37
 1/30/04(e)-9/30/04......   19.74        .01           .53         .54       0.00         0.00        20.28

-------------------
(a)Based on average shares outstanding.
(b)Net of fees waived by the Transfer Agent.
(c)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
(d)Annualized.
(e)Commencement of distribution.

                                         Ratios/Supplemental Data
           -----------------------------------------------------------------------------------
                                                       Ratio of
                                                     Expenses to
                                          Ratio of   Average Net    Ratio of Net
            Net Assets,      Average      Expenses  Assets, Before Income (Loss)
  Total    End of Period    Net Assets   to Average    Waivers/      to Average     Portfolio
Return (c) (000s Omitted) (000s Omitted) Net Assets Reimbursements Net Assets (b) Turnover Rate
---------- -------------- -------------- ---------- -------------- -------------- -------------
  17.89%      $34,589        $30,416        1.53%        1.53%          1.18%          73%
  23.51        28,354         11,570        1.62         1.64            .95           61
   3.84         3,123          1,711        1.65(d)      1.93(d)         .89(d)        92
  17.11%      $ 4,662        $ 3,686        2.24%        2.24%           .62%          73%
  22.64         2,681          1,918        2.31         2.33            .42           61
   3.30           909            528        2.35(d)      2.64(d)         .30(d)        92
  17.10%      $15,985        $12,210        2.24%        2.24%           .58%          73%
  22.63        10,840          9,218        2.31         2.33            .38           61
   3.35         4,660          2,586        2.35(d)      2.63(d)         .18(d)        92
  17.97%      $ 3,341        $ 3,647        1.36%        1.66%          1.52%          67%
  23.24         2,677          1,136        1.57         2.61           1.22           53
   3.24           133             65        1.59(d)     11.01(d)         .77(d)        71
  17.14%      $   573        $   372        2.07%        2.37%           .95%          67%
  22.37           179            128        2.27         3.31            .52           53
   2.79            55             29        2.26(d)     11.67(d)         .21(d)        71
  17.16%      $ 2,480        $ 1,310        2.07%        2.37%           .82%          67%
  22.33           678            446        2.27         3.31            .46           53
   2.74           166             96        2.29(d)     11.70(d)         .09(d)        71

APPENDIX A
--------------------------------------------------------------------------------

Hypothetical Investment and Expense Information

The settlement agreement between the Adviser and the NYAG requires the Funds to include the following supplemental hypothetical investment information that provides additional information calculated and presented in a manner different from expense information found under "Fees and Expenses of the Funds" in this Prospectus about the effect of a Fund's expenses, including investment advisory fees and other Fund costs, on the Fund's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of the fund assuming a 5% return each year, including an initial sales charge of 4.25%. Except as otherwise indicated, the chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for each Fund, which is the same as stated under "Fees and Expenses of the Funds." If you wish to obtain hypothetical investment information for other classes of shares of the Fund, please refer to the "Mutual Fund Fees and Expenses Calculators" on www.AllianceBernstein.com. Your actual expenses may be higher or lower.

                   AllianceBernstein International Portfolio
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   After Returns  Expenses*    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1           $10,000.00   $  478.75    $10,053.75    $  578.82    $ 9,899.93
  2             9,899.93      495.00     10,394.92       159.04     10,235.88
  3             10235.88      511.79     10,747.68       164.44     10,583.24
  4            10,583.24      529.16     11,112.40       170.02     10,942.38
  5            10,942.38      547.12     11,489.50       175.79     11,313.71
  6            11,313.71      565.69     11,879.39       181.75     11,697.64
  7            11,697.64      584.88     12,282.52       187.92     12,094.60
  8            12,094.60      604.73     12,699.33       194.30     12,505.03
  9            12,505.03      625.25     13,130.28       200.89     12,929.39
  10           12,929.39      646.47     13,575.86       207.71     13,368.15
  ----------------------------------------------------------------------------
  Cumulative               $5,588.84                  $2,220.69

             AllianceBernstein Tax-Managed International Portfolio
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   After Returns  Expenses*    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1           $10,000.00   $  478.75    $10,053.75    $  561.73    $ 9,917.02
  2             9,917.02      495.85     10,412.87       172.85     10,240.02
  3            10,240.02      512.00     10,752.02       178.48     10,573.53
  4            10,573.53      528.68     11,102.21       184.30     10,917.91
  5            10,917.91      545.90     11,463.81       190.30     11,273.51
  6            11,273.51      563.68     11,837.91       196.50     11,640.69
  7            11,640.69      582.03     12,222.72       202.90     12,019.83
  8            12,019.83      600.99     12,620.82       209.51     12,411.31
  9            12,411.31      620.57     13,031.88       216.33     12,815.55
  10           12,815.55      640.78     13,456.33       223.37     13,232.95
  ----------------------------------------------------------------------------
  Cumulative               $5,569.22                  $2,336.27

--------
* Expenses are net of any fee waiver or expense waiver for the first year. Thereafter, the expense ratio reflects the Fund's operating expenses as reflected under "Fees and Expenses of the Funds" before waiver.

For more information about the Funds, the following documents are available upon request:

..  Annual/Semi-Annual Reports to Shareholders
The Funds' annual and semiannual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

..  Statement of Additional Information (SAI)
The Funds have an SAI, which contains more detailed information about the Fund, including its operations and investment policies. The Funds' SAI and the auditors' reports and financial statements in the Funds' most recent annual report to shareholders are incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the current annual/semiannual report or SAI, or make shareholder inquiries of the Funds, by contacting your broker or other financial intermediary, or by contacting the Adviser:

By Mail:  c/o AllianceBernstein Investor Services, Inc.
          P.O. Box 786003
          San Antonio, TX 78278-6003

By Phone: For Information: (800) 221-5672
          For Literature: (800) 227-4618

Or you may view or obtain these documents from the Commission:

.. Call the Commission at 1-202-551-8090 for information on the operation of the Public Reference Room.

..  Reports and other information about the Funds are available on the EDGAR
   Database on the Commission's Internet site at http://www.sec.gov.

.. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102.

On the Internet: www.sec.gov

You also may find these documents and more information about the Adviser and the Funds on the Internet at: www.AllianceBernstein.com.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

                     Fund                      SEC File No:
                     ----                      ------------
                     International               811-5555
                     Tax-Managed International   811-5555



  Privacy Notice
  (This information is not part of the Prospectus.)

  AllianceBernstein L.P., the AllianceBernstein Family of Funds and AllianceBernstein Investments, Inc. (collectively, "AllianceBernstein" or "we") understand the importance of maintaining the confidentiality of our clients' nonpublic personal information. Nonpublic personal information is personally identifiable financial information about our clients who are natural persons. To provide financial products and services to our clients, we may collect information about clients from sources, including: (1) account documentation, including applications or other forms, which may contain information such as a client's name, address, phone number, social security number, assets, income and other household information, (2) clients' transactions with us and others, such as account balances and transactions history, and (3) information from visitors to our websites provided through online forms, site visitorship data and online information collecting devices known as "cookies".

  It is our policy not to disclose nonpublic personal information about our clients (or former clients) except to our affiliates, or to others as permitted or required by law. From time to time, AllianceBernstein may disclose nonpublic personal information that we collect about our clients (or former clients), as described above, to non-affiliated third parties, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf under a joint marketing agreement that requires the third party provider to adhere to AllianceBernstein's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our clients (or former clients) that include restricting access to such nonpublic personal information and maintaining physical, electronic and procedural safeguards, that comply with applicable standards, to safeguard such nonpublic personal information.

                                                                  PRO-0109-0207

[LOGO]
       AB
ALLIANCE BERNSTEIN
   Investments

 PROSPECTUS  |  FEBRUARY 1, 2007

 The AllianceBernstein Bond Funds

Income and Stability Funds                                     Income Funds
   [GRAPHIC] AllianceBernstein Short Duration Portfolio           [GRAPHIC] AllianceBernstein Global Strategic Income Trust
   [GRAPHIC] AllianceBernstein U.S. Government Portfolio          [GRAPHIC] AllianceBernstein Global Government Income Trust
   [GRAPHIC] AllianceBernstein Intermediate Bond Portfolio

Total Return Funds
   [GRAPHIC] AllianceBernstein Corporate Bond Portfolio
   [GRAPHIC] AllianceBernstein High Yield Fund
   [GRAPHIC] AllianceBernstein Emerging Market Debt Fund

 The AllianceBernstein Bond Funds provide a broad selection of investment alternatives to investors seeking high current income.

 The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

BOND FUNDS

Investment Products Offered
(right triangle) Are Not FDIC Insured
(right triangle) May Lose Value
(right triangle) Are Not Bank Guaranteed

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                            Page

SUMMARY INFORMATION........................................................   4

INCOME AND STABILITY FUNDS.................................................   6

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO.................................   6

ALLIANCEBERNSTEIN U.S. GOVERNMENT PORTFOLIO................................   8

ALLIANCEBERNSTEIN INTERMEDIATE BOND PORTFOLIO..............................  10

TOTAL RETURN FUNDS.........................................................  12

ALLIANCEBERNSTEIN CORPORATE BOND PORTFOLIO.................................  12

ALLIANCEBERNSTEIN HIGH YIELD FUND..........................................  14

ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND................................  16

INCOME FUNDS...............................................................  18

ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST............................  18

ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST...........................  20

RISKS SUMMARY..............................................................  22

FEES AND EXPENSES OF THE FUNDS.............................................  24

INVESTING IN THE FUNDS.....................................................  27
How to Buy Shares..........................................................  27
The Different Share Class Expenses.........................................  28
Sales Charge Reduction Programs............................................  29
CDSC Waivers and Other Programs............................................  31
The "Pros" and "Cons" of Different Share Classes...........................  31
Payments to Financial Advisors and their Firms.............................  32
How to Exchange Shares.....................................................  33
How to Sell or Redeem Shares...............................................  33
Frequent Purchases and Redemptions of Fund Shares..........................  34
How the Funds Value their Shares...........................................  36

MORE INFORMATION ABOUT THE FUNDS AND THEIR INVESTMENTS.....................  36

MANAGEMENT OF THE FUNDS....................................................  45

DIVIDENDS, DISTRIBUTIONS AND TAXES.........................................  50

CONVERSION FEATURE.........................................................  51

GENERAL INFORMATION........................................................  51

GLOSSARY OF INVESTMENT TERMS...............................................  52

FINANCIAL HIGHLIGHTS.......................................................  53

APPENDIX A--BOND RATINGS...................................................  63

APPENDIX B--HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION................  66

SUMMARY INFORMATION
--------------------------------------------------------------------------------

This Prospectus begins with a summary of key information about each of the AllianceBernstein(R) Bond Funds. The Summary describes a Fund's objectives, investment strategies, principal risks, and fees. You will find additional information about the Funds and their investments beginning on page 36.

PERFORMANCE INFORMATION
This Summary includes a table for each Fund showing its average annual returns before and after taxes and a bar chart showing its annual returns. The table and the bar chart provide an indication of the historical risk of an investment in each Fund by showing:

.. how the Fund's average annual returns for one, five, and ten years (or over the life of the Fund) compare to those of a broad-based securities market index; and

.. how the Fund's performance changed from year to year over ten years (or over the life of the Fund).

                                  PLEASE NOTE

  A Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

  As with all investments, you may lose money by investing in the Funds.

RISK

                            WHY IS RISK IMPORTANT?

  You should consider risk carefully when investing in a Fund. You could put your money in investments that have very little risk (for example, certificates of deposit issued by a bank), but these investments would typically have a lower return than a riskier investment. In other words, you should get a higher return if your investments have more risk.

  We have included a graphic for each Fund that shows the Fund's risk profile as compared to our other bond funds. For your information, bond funds generally, but not always, are less risky than stock funds. The bar chart for each Fund also gives an indication of a Fund's overall risk. A Fund with a higher variability of returns is a riskier investment.

This Summary lists the principal risks for each Fund followed by an explanation of these risks. Generally, each Fund has broad risks that apply to all funds, such as market risk, interest rate risk, and credit risk, as well as specific risks of investing in a particular type of fixed-income securities, such as emerging market debt risk, high yield securities risk, prepayment risk or currency risk. The risks of a Fund may be increased by the use of borrowing techniques or derivatives, such as futures, options and swaps.

                             WHAT IS MARKET RISK?

  Market risk is the risk that factors affecting the securities markets generally will cause a possibly adverse change in the value of the fixed-income securities owned by a Fund. The value of these securities may decline simply because of economic changes or other events that impact large portions of the market. The factors include real or perceived unfavorable market conditions, increases in the rate of inflation, and changes in the general outlook for consumer spending, home sales and mortgage rates, or corporate earnings. Each of the Funds is subject to this risk.

                          WHAT IS INTEREST RATE RISK?

  Changes in interest rates affect the value of fixed-income securities. If interest rates rise, the prices of these securities fall because to earn the higher rate the fixed principal amount has to be lower. In other words, fixed-income securities' prices and interest rates move in opposite directions. Increases in interest rates will cause a Fund's net asset value to decline and, at least in the near term, this decrease in value will not be offset by higher interest income from new investments. This risk is higher for fixed-income securities with longer maturities. Shorter and intermediate-term securities are less sensitive to interest rate changes. The opposite side of the effect of changes in interest rates is that if interest rates fall, the prices of fixed-income securities will increase. You, as an investor, would benefit from decreases in interest rates because your Fund's net asset value would increase.

                             WHAT IS CREDIT RISK?

  The issuers of fixed-income securities may default by failing to make interest payments or to repay principal in a timely manner. This is referred to as credit risk. To illustrate, credit risk is virtually non-existent for securities issued by the U.S. Government as well as other major non-U.S. countries. Credit risk is higher for fixed-income securities issued by corporations. The degree of credit risk is reflected in credit ratings described below. Securities with higher credit risks (and lower ratings), often referred to as high yield securities, generally pay a higher interest rate to compensate investors for the additional risk.

CREDIT RATINGS
Credit ratings of fixed-income securities measure an issuer's expected ability to pay principal and interest over time. Credit ratings are determined by ratings organizations, such as S&P, Moody's or Fitch. A lower rating means there is a greater chance that an issuer will fail to meet its payment obligation or default. The following terms are generally used to describe the credit quality of debt securities depending on the security's credit rating or, if unrated, credit quality as determined by the Funds' Adviser:

..  investment grade or

..  below investment grade ("high yield securities" or "junk bonds").

For a further description of credit ratings, see "Appendix A--Bond Ratings." As noted in Appendix A, the credit rating organizations may modify their ratings of securities to show relative standing within a rating category, with the addition of numerical modifiers (1, 2 or 3) in the case of Moody's, with the addition of a plus (+) or minus (-) sign in the case of S&P and Fitch, and with the addition of "high" or "low" for Dominion. A Fund may purchase a security, regardless of any rating modification, provided the security is rated at or above the Fund's minimum rating category. For example, a Fund may purchase a security rated B1 by Moody's, or B- by S&P, provided the Fund may purchase securities rated B. Any reference to ratings by S&P or Moody's includes equivalent ratings by other rating agencies.

OTHER INFORMATION
Maturity and Duration

The maturity of a fixed-income security is the date at which the principal amount of the security is payable. As discussed above, fixed-income securities with longer maturities will be more volatile because they are more sensitive to interest rates. To compensate for the increase in risk, however, these securities generally have a higher yield.

Duration measures a bond or portfolio's sensitivity to interest rate changes. It is expressed as a number of years. The higher the number, the greater the risk. Under normal circumstances, for example, if a portfolio has a duration of four years, its value will change by 4% if rates change by 1%; a duration of two years will result in a 2% change in value, and so on. Thus, shorter duration bonds result in lower expected volatility.

General

.. The Funds' investment adviser is AllianceBernstein L.P., or the Adviser, a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 125 mutual funds.

.. References to "net assets" mean the assets of a Fund after liabilities, plus any borrowings used for investment purposes. In other words, net assets reflect the value of a Fund's investments.

.. Funds that have a policy to invest at least 80% of their net assets in securities indicated by their name, such as U.S. Government or Corporate Bond, will not change these policies without 60 days' prior written notice to shareholders.

INCOME AND STABILITY FUNDS
--------------------------------------------------------------------------------

The Income and Stability Funds offer a selection of alternatives to investors seeking high current income consistent with the preservation of capital through investments primarily in investment grade securities.

AllianceBernstein Short Duration Portfolio
--------------------------------------------------------------------------------

                                    [GRAPHIC]


OBJECTIVE AND PRINCIPAL STRATEGIES:
The Fund seeks to provide safety of principal and a moderate rate of return that is subject to taxes.

The Fund invests, under normal circumstances, at least 80% of its net assets in securities rated A- or better and comparably rated commercial paper and notes. The Fund may purchase many types of fixed-income securities, including corporate bonds, notes, U.S. government and agency securities, asset-backed securities, mortgage-related securities, inflation-protected securities, loan participations and preferred stock. The Fund also may invest up to 20% of its total assets in foreign fixed-income securities of issuers in developed or emerging-market countries. The Fund also may invest up to 20% of its total assets in fixed-income securities rated BB- or B- by national rating agencies, which are not investment grade or higher.

The Fund seeks to maintain an effective duration of one to three years under normal market conditions. The Fund may use interest rate forecasting to determine the best level of interest rate risk at a given time. The Fund may moderately shorten its average duration when the Adviser expects interest rates to rise and modestly lengthen its average duration when the Adviser anticipates that rates will fall.

To solve the complex problems of bond valuation, the Adviser devotes considerable resources to research. The Adviser's business is investment research and management, and it has developed proprietary and innovative means of improving investment decision-making.

To minimize the emotional aspects of decision-making under uncertainty, the Adviser strives to apply its valuation tools in a consistent and disciplined fashion. Investment decision-making is disciplined, centralized and highly systematic.

To identify attractive bonds for the Fund, the Adviser evaluates securities and sectors to identify the most attractive securities in the market at a given time--those offering the highest expected return in relation to their risks. In addition, the Adviser may analyze the yield curve to determine the optimum combination of duration for given degrees of interest rate risk. Finally, the Adviser may use interest rate forecasting to determine the best level of interest rate risk at a given time, within specified limits for the Fund.

The Fund may invest, without limit, in derivatives, such as options, futures, forwards and swaps. The Fund also may invest up to 20% of its assets in structured instruments, which have characteristics of futures, options, currencies, and securities. The Fund also may:

..  purchase or sell securities on a forward commitment basis;

..  invest in variable, floating and inverse floating rate investments;

..  invest in zero coupon and interest-only or principal-only securities; and

..  invest in obligations of supranational entities.

The Fund expects to engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. A higher rate of portfolio turnover increases transaction expenses, which may negatively affect the Fund's performance. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

PRINCIPAL RISKS:

..Market Risk          .Foreign Risk
..Interest Rate Risk   .Emerging Market Risk
..Credit Risk          .Currency Risk
..Inflation Risk       .Prepayment Risk
                      .Derivatives Risk
                      .Leverage Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Fund.

The table and bar chart below provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2006)
--------------------------------------------------------------------------------

                                                             Since
                                                   1 Year Inception**
---------------------------------------------------------------------
Class A*** Return Before Taxes                     -0.68%    0.57%
           --------------------------------------- ------ -----------
           Return After Taxes on Distributions     -2.03%   -0.49%
           --------------------------------------- ------ -----------
           Return After Taxes on Distributions and
           Sale of Fund Shares*                    -0.46%   -0.13%
---------- --------------------------------------- ------ -----------
Class B    Return Before Taxes                      0.00%    1.06%
---------- --------------------------------------- ------ -----------
Class C    Return Before Taxes                      2.07%    2.07%
---------- --------------------------------------- ------ -----------
Merrill    (reflects no deduction for fees,
Lynch      expenses, or taxes)
1-3 Year
Treasury
Index                                               3.96%    2.02%
---------- --------------------------------------- ------ -----------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**Inception dates for Class A, B and C shares: 5/21/03.
***After-tax returns:
 --Are shown for Class A shares only and will vary for Class B and C shares because these Classes have different expense ratios;
 --Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
 --Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

Calendar Year End (%)

                                     [CHART]

1997    1998   1999   2000   2001   2002    2003    2004    2005     2006
----    ----   ----   ----   ----   ----    ----    ----    ----     ----
n/a     n/a    n/a    n/a    n/a    n/a     n/a     0.92%   1.02%   3.75%

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 1.85% in the 3rd quarter, 2006; and Worst Quarter was down -1.24% in the 2nd quarter, 2004.

AllianceBernstein U.S. Government Portfolio
--------------------------------------------------------------------------------

                                    [GRAPHIC]


OBJECTIVE AND PRINCIPAL STRATEGIES:
The Fund's investment objective is to generate income and price appreciation without assuming what the Adviser considers undue risk.

The Fund invests, under normal circumstances, at least 80% of its net assets in U.S. Government securities and repurchase agreements and forward contracts relating to U.S. Government securities. U.S. Government securities in which the Fund invests may include a significant amount of mortgage-backed securities issued by government-sponsored entities, such as the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, that are neither issued nor guaranteed by the U.S. Treasury. The Fund may invest the remaining 20% of its net assets in non-U.S. Government debt securities, such as mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities and variable, floating, and inverse floating rate instruments, preferred stock, and other corporate debt securities.

The Fund will not invest in any security rated below BBB- by S&P or Baa- by Moody's. The Fund may invest in debt securities with a range of maturities from short- to long-term.

The Fund may use leverage for investment purposes. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may also invest, without limit, in derivative instruments, such as options, futures, forwards, or swap agreements.

The Fund expects to engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. A higher rate of portfolio turnover increases transaction expenses, which may negatively affect the Fund's performance. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

PRINCIPAL RISKS:

..Market Risk          .Prepayment Risk
..Interest Rate Risk   .Derivatives Risk
..Inflation Risk       .Leverage Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Fund.

The table and bar chart below provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2006)
--------------------------------------------------------------------------------

                                            1 year 5 years** 10 years**
-----------------------------------------------------------------------
Class A*** Return Before Taxes              -1.90%   2.64%     4.45%
           -------------------------------- ------ --------- ----------
           Return After Taxes on
           Distributions                    -3.48%   0.98%     2.18%
           -------------------------------- ------ --------- ----------
           Return After Taxes on
           Distributions and Sale of
           Fund Shares                      -1.26%   1.27%     2.37%
---------- -------------------------------- ------ --------- ----------
Class B    Return Before Taxes              -1.20%   2.80%     4.45%
---------- -------------------------------- ------ --------- ----------
Class C    Return Before Taxes               0.77%   2.80%     4.16%
---------- -------------------------------- ------ --------- ----------
Advisor    Return Before Taxes
Class                                        2.78%   3.88%     4.82%
---------- -------------------------------- ------ --------- ----------
Lehman     (reflects no deduction for fees,
Brothers   expenses, or taxes)
Government
Bond Index                                   3.48%   4.64%     6.01%
---------- -------------------------------- ------ --------- ----------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**Inception Date for Advisor Class shares: 10/6/00. Performance information for periods prior to the inception of Advisor Class shares is the performance of the Fund's Class A shares adjusted to reflect the lower expense ratio of Advisor Class shares.
***After-tax Returns:
 --Are shown for Class A shares only and will vary for Class B, Class C and
   Advisor Class shares because these Classes have different expense ratios. --Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
 --Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

Calendar Year End (%)

                                     [CHART]

1997   1998    1999    2000   2001   2002   2003   2004   2005   2006
----   ----    ----    ----   ----   ----   ----   ----   ----   ----
8.55%  8.60%  -3.21%  12.42%  5.72%  9.21%  0.72%  3.35%  2.16%  2.48%

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 5.62% in the 3rd quarter, 2002; and Worst Quarter was down -3.11% in the 2nd quarter, 2004.

AllianceBernstein Intermediate Bond Portfolio
--------------------------------------------------------------------------------

                                    [GRAPHIC]


OBJECTIVE AND PRINCIPAL STRATEGIES:
The Fund's investment objective is to generate income and price appreciation without assuming what the Adviser considers undue risk.

The Fund invests, under normal circumstances, at least 80% of its net assets in investment grade fixed-income securities. The Fund expects to invest in readily marketable fixed-income securities with a range of maturities from short- to long-term and relatively attractive yields that do not involve undue risk of loss of capital. The Fund expects that the average duration of the Fund's investments will be in the intermediate range of three to six years. The Fund may invest up to 20% of its net assets in below investment grade bonds.

The Fund may invest without limit in U.S. Dollar-denominated foreign fixed-income securities and may invest up to 25% of its assets in non-U.S. Dollar- denominated foreign fixed-income securities, whose currency risk will be fully hedged at the time of investment. These investments may include, in each case, developed and emerging market debt securities.

The Fund may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments, preferred stock, and may use other investment techniques. The Fund may use leverage for investment purposes. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures, forwards, or swap agreements. For hedging purposes, the Fund may enter into forward currency exchange contracts and options on foreign currencies.

The Fund expects to engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. A higher rate of portfolio turnover increases transaction expenses, which may negatively affect the Fund's performance. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

PRINCIPAL RISKS:

..Market Risk          .Foreign Risk
..Interest Rate Risk   .Emerging Markets Risk
..Credit Risk          .Currency Risk
..Inflation Risk       .Prepayment Risk
                      .Derivatives Risk
                      .Leverage Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Fund.

The table and bar chart below provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2006)
--------------------------------------------------------------------------------

                                                                Since
                                            1 year 5 years** Inception**
------------------------------------------------------------------------
Class A*** Return Before Taxes              -0.43%   3.23%      4.69%
           -------------------------------- ------ --------- -----------
           Return After Taxes on
           Distributions                    -1.84%   1.65%      2.81%
           -------------------------------- ------ --------- -----------
           Return After Taxes on
           Distributions and Sale of
           Fund Shares                      -0.30%   1.82%      2.85%
---------- -------------------------------- ------ --------- -----------
Class B    Return Before Taxes               0.80%   3.52%      4.70%
---------- -------------------------------- ------ --------- -----------
Class C    Return Before Taxes               2.26%   3.44%      4.55%
---------- -------------------------------- ------ --------- -----------
Advisor    Return Before Taxes
Class                                        4.28%   4.45%      5.52%
---------- -------------------------------- ------ --------- -----------
Lehman     (reflects no deduction for fees,
Brothers   expenses, or taxes)
Aggregate
Index                                        4.33%   5.06%      6.22%
---------- -------------------------------- ------ --------- -----------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**Inception Dates for Class A, B and C shares: 7/1/99, and Advisor Class shares: 10/9/00. Performance information for periods prior to the inception of Advisor Class shares is the performance of the Fund's Class A shares adjusted to reflect the lower expense ratio of Advisor Class shares, respectively.
***After-tax Returns:
 --Are shown for Class A shares only and will vary for Class B, Class C and
   Advisor Class shares because these Classes have different expense ratios. --Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
 --Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

 Calendar Year End (%)

                                    [CHART]

 1997   1998   1999    2000     2001    2002    2003     2004    2005    2006
 ----   ----   ----    ----     ----    ----    ----     ----    ----    ----
 n/a    n/a    n/a     11.25%   7.36%   7.67%   3.69%    3.48%   1.94%   3.97%

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 4.56% in the 3rd quarter, 2001; and Worst Quarter was down -2.50% in the 2nd quarter, 2004.

TOTAL RETURN FUNDS
--------------------------------------------------------------------------------

The Total Return Funds offer a selection of alternatives to investors seeking to maximize total returns.

AllianceBernstein Corporate Bond Portfolio
--------------------------------------------------------------------------------

                                    [GRAPHIC]



OBJECTIVE AND PRINCIPAL STRATEGIES:
The Fund's investment objective is to maximize total returns from price appreciation and income.

The Fund invests, under normal circumstances, in at least 80% of its net assets in corporate bonds and other corporate debt securities. The Fund also invests in securities of non-corporate issuers. The Fund invests primarily in fixed-income securities considered investment grade but also invests in below investment grade securities. The Fund may invest up to 50% of its assets in foreign (non-U.S.) fixed-income securities and in sovereign debt obligations. All of the Fund's investments, whether foreign or domestic, are U.S. Dollar-denominated. The Fund may invest in debt securities with a range of maturities from short- to long-term.

The Fund pursues a more aggressive investment strategy than other corporate bond funds because, among other things, it may invest more of its assets in below investment grade securities. As a result, the Fund may have higher risk because it tends to have greater net asset value volatility than most other corporate bond funds.

The Fund may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments, preferred stock, and may use other investment techniques. The Fund may use leverage for investment purposes. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures, forwards, or swap agreements.

PRINCIPAL RISKS:

..Market Risk          .Foreign Risk
..Interest Rate Risk   .Derivatives Risk
..Credit Risk          .Leverage Risk
..Inflation Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Fund.

The table and bar chart below provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2006)
--------------------------------------------------------------------------------

                                            1 year 5 years** 10 years**
-----------------------------------------------------------------------
Class A*** Return Before Taxes               0.17%   4.70%     5.32%
           -------------------------------- ------ --------- ----------
           Return After Taxes on
           Distributions                    -1.69%   2.45%     2.47%
           -------------------------------- ------ --------- ----------
           Return After Taxes on
           Distributions and Sale of Fund
           Shares                            0.07%   2.63%     2.72%
---------- -------------------------------- ------ --------- ----------
Class B    Return Before Taxes               0.90%   4.84%     5.33%
---------- -------------------------------- ------ --------- ----------
Class C    Return Before Taxes               2.89%   4.86%     5.03%
---------- -------------------------------- ------ --------- ----------
Advisor    Return Before Taxes
Class                                        4.94%   5.91%     9.93%
---------- -------------------------------- ------ --------- ----------
Lehman     (reflects no deduction for fees,
Brothers   expenses, or taxes)
Baa U.S.
Credit
Index                                        4.45%   6.43%     6.65%
---------- -------------------------------- ------ --------- ----------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**Inception Date for Advisor Class shares: 8/8/02. Performance information for periods prior to the inception of Advisor Class shares is the performance of the Fund's Class A shares adjusted to reflect the lower expense ratio of Advisor Class shares.
***After-tax Returns:
 --Are shown for Class A shares only and will vary for Class B, Class C and
   Advisor Class shares because these Classes have different expense ratios. --Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
--Arenot relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

Calendar Year End (%)

                                   [CHART]

1997     1998    1999    2000    2001    2002    2003    2004    2005    2006
----     ----    ----    ----    ----    ----    ----    ----    ----    ----
11.81%  -0.03%   1.93%   8.12%   8.83%  -1.85%   16.46%  8.09%   1.63%   4.61%

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 7.01% in the 2nd quarter, 1997; and Worst Quarter was down -7.04% in the 3rd quarter, 1998.

AllianceBernstein High Yield Fund
--------------------------------------------------------------------------------

                                    [GRAPHIC]


OBJECTIVE AND PRINCIPAL STRATEGIES:
The Fund's investment objective is to maximize total returns from price appreciation and income.

The Fund invests, under normal circumstances, at least 80% of its net assets in high yield debt securities. The Fund invests in a diversified mix of high yield, below investment grade debt securities, known as "junk bonds." These securities involve greater volatility of price and risk of principal and income than higher quality debt securities. The Fund is managed to maximize total return by taking advantage of market developments, yield disparities, and variations in the creditworthiness of issuers. The Fund uses various strategies in attempting to achieve its objective. The Fund may invest in debt securities with a range of maturities from short- to long-term.

The Fund may invest in U.S. Dollar-denominated and non-U.S. Dollar-denominated foreign fixed-income securities. The Fund may buy and sell foreign currencies principally for the purpose of preserving the value of foreign securities or in anticipation of purchasing foreign securities.

The Fund may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments, preferred stock, and may use other investment techniques. The Fund may use leverage for investment purposes. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures, forwards, or swap agreements. For hedging purposes, the Fund may enter into forward currency exchange contracts and options on foreign currencies.

PRINCIPAL RISKS:

..Market Risk          .Foreign Risk
..Interest Rate Risk   .Currency Risk
..Credit Risk          .Derivatives Risk
..Inflation Risk       .Leverage Risk
                      .Liquidity Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Fund.

The table and bar chart below provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2006)
--------------------------------------------------------------------------------

                                                              Since
                                            1 Year 5 Years Inception**
----------------------------------------------------------------------
Class A*** Return Before Taxes               4.45%  6.73%     3.94%
           -------------------------------- ------ ------- -----------
           Return After Taxes on
           Distributions                     1.92%  3.70%     0.30%
           -------------------------------- ------ ------- -----------
           Return After Taxes on
           Distributions and Sale of
           Fund Shares                       2.80%  3.88%     1.05%
---------- -------------------------------- ------ ------- -----------
Class B    Return Before Taxes               4.51%  6.88%     3.95%
---------- -------------------------------- ------ ------- -----------
Class C    Return Before Taxes               7.34%  6.89%     3.69%
---------- -------------------------------- ------ ------- -----------
Advisor    Return Before Taxes
Class                                        9.60%  8.00%     4.75%
---------- -------------------------------- ------ ------- -----------
Lehman     (reflects no deduction for fees,
Brothers   expenses, or taxes)
U.S High
Yield - 2%
Issuer Cap
Index                                       10.76% 10.20%     6.63%
---------- -------------------------------- ------ ------- -----------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**Inception Date for all Classes: 4/22/97.
***After-tax Returns:
 --Are shown for Class A shares only and will vary for Class B, Class C and
   Advisor Class shares because these Classes have different expense ratios. --Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
 --Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

Calendar Year End (%)

                                     [CHART]

1997   1998    1999     2000    2001    2002     2003    2004    2005   2006
----   ----    ----     ----    ----    ----     ----    ----    ----   ----
n/a   -1.68%  -1.79%  -11.90%  -0.59%  -3.26%   24.26%   8.17%   1.91%  9.09%

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 8.06% in the 2nd quarter, 2003; and Worst Quarter was down -9.63% in the 3rd quarter, 1998.

AllianceBernstein Emerging Market Debt Fund
--------------------------------------------------------------------------------

                                    [GRAPHIC]


OBJECTIVE AND PRINCIPAL STRATEGIES:
The Fund's investment objective is to maximize total returns from price appreciation and income.

The Fund invests, under normal circumstances, at least 80% of its net assets in emerging market debt securities. The Fund invests at least 65% of its total assets in sovereign debt obligations. The Fund's investments in sovereign debt obligations and non-U.S. corporate fixed-income securities emphasize countries that are included in the J.P. Morgan Emerging Markets Bond Global Index and are considered at the time of purchase to be emerging markets or developing countries. The Fund may invest in debt securities with a range of maturities from short- to long-term.

The Fund generally invests in U.S. Dollar-denominated sovereign debt obligations and corporate fixed-income securities. The Fund may also invest in non-U.S. Dollar-denominated fixed-income securities but will invest no more than 5% of its assets in securities denominated in any one currency other than the U.S. Dollar. As an operating policy, the Fund will limit its investments in non-U.S. Dollar-denominated securities to no more than 25% of its assets.

Substantially all of the Fund's assets may be invested in lower-rated securities, which may include securities having the lowest rating for non-subordinated debt instruments (i.e., rated C by Moody's or CCC+ or lower by S&P and Fitch) and unrated securities of equivalent investment quality. The Fund also may invest in investment grade securities and unrated securities.

The Fund may use borrowings for investment purposes. The Fund may also make short sales of securities or maintain a short position. The Fund is non-diversified, meaning it may invest more of its assets in a fewer number of issuers.

The Fund may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments, preferred stock, and may use other investment techniques. The Fund may use leverage for investment purposes. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures, forwards, or swap agreements. For hedging purposes, the Fund may enter into forward currency exchange contracts and options on foreign currencies.

PRINCIPAL RISKS:

..Market Risk          .Foreign Risk
..Interest Rate Risk   .Emerging Market Risk
..Credit Risk          .Currency Risk
..Inflation Risk       .Diversification Risk
                      .Derivatives Risk
                      .Leverage Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Fund.

The table and bar chart below provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2006)
--------------------------------------------------------------------------------

                                           1 Year 5 Years 10 Years
------------------------------------------------------------------
Class A** Return Before Taxes               7.08% 16.60%   10.91%
          -------------------------------- ------ ------- --------
          Return After Taxes on
          Distributions                     3.87% 13.10%    6.16%
          -------------------------------- ------ ------- --------
          Return After Taxes on
          Distributions and Sale of Fund
          Shares                            5.14% 12.33%    6.16%
--------- -------------------------------- ------ ------- --------
Class B   Return Before Taxes               8.10% 16.66%   10.85%
--------- -------------------------------- ------ ------- --------
Class C   Return Before Taxes              10.09% 16.67%   10.54%
--------- -------------------------------- ------ ------- --------
JPMorgan  (reflects no deduction for fees,
Emerging  expenses, or taxes)
Markets
Global
Index                                       9.87% 14.08%   10.67%
--------- -------------------------------- ------ ------- --------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**After-tax Returns:
 --Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
 --Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
 --Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

Calendar Year End (%)

                                     [CHART]

1997    1998    1999    2000    2001    2002    2003    2004    2005    2006
----    ----    ----    ----    ----    ----    ----    ----    ----    ----
9.01%  -22.06%  26.71%  14.47%  6.10%   18.69%  38.42%  11.09%  10.16%  11.85%

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 18.35% in the 4th quarter, 2002; and Worst Quarter was down -28.67% in the 3rd quarter, 1998.

INCOME FUNDS
--------------------------------------------------------------------------------


The Income Funds are choices for investors seeking current income.

AllianceBernstein Global Strategic Income Trust
--------------------------------------------------------------------------------

                                    [GRAPHIC]


OBJECTIVE AND PRINCIPAL STRATEGIES:
The Fund's investment objective is to generate current income consistent with preservation of capital.

The Fund invests in a portfolio of fixed-income securities of U.S. and non-U.S. companies and U.S. Government and non-U.S. Government securities and supranational entities, including lower-rated securities. Under normal circumstances, the Fund invests at least 65% of its net assets in fixed-income securities of issuers located in at least three countries, one of which may be the United States. The Fund limits its investments in the securities of any one foreign government to 25% of its total assets. The Fund may invest in debt securities with a range of maturities from short- to long-term.

The Fund's investments in U.S. Government securities and other fixed-income securities may include mortgage-related securities, other asset backed securities, inflation-protected securities, and zero coupon securities. The Fund may make use of borrowings for investment purposes.

The Fund will maintain at least 65% of its total assets in investment grade securities. Its other investments will include below investment grade securities such as corporate high yield fixed-income securities, sovereign debt obligations and fixed-income securities of issuers located in emerging markets.

The Fund may invest, without limit, in derivatives, such as options, futures, forwards and swaps. The Fund also may:

..  invest in loan participations and assignments;

.. invest in foreign currencies and Eurodollar instruments, and purchase or sell forward currency exchange contracts;

..  invest in variable, floating, and inverse floating rate instruments;

..  invest in preferred stock;

..  invest in indexed commercial paper;

..  invest in structured securities;

.. purchase and sell securities on a forward commitment basis and enter into standby commitments;

..  make short sales of securities or maintain a short position; and

..  enter into reverse repurchase agreements and dollar rolls.

PRINCIPAL RISKS:

..Market Risk          .Foreign Risk
..Interest Rate Risk   .Emerging Market Risk
..Credit Risk          .Currency Risk
..Inflation Risk       .Prepayment Risk
                      .Derivatives Risk
                      .Leverage Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Fund.

The table and bar chart below provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2006)
--------------------------------------------------------------------------------

                                            1 Year 5 Years 10 Years**
---------------------------------------------------------------------
Class A*** Return Before Taxes               0.05%  6.21%    5.68%
           -------------------------------- ------ ------- ----------
           Return After Taxes on
           Distributions                    -1.23%  4.16%    2.64%
           -------------------------------- ------ ------- ----------
           Return After Taxes on
           Distributions and Sale of
           Fund Shares                       0.01%  4.07%    2.89%
---------- -------------------------------- ------ ------- ----------
Class B    Return Before Taxes              -0.30%  6.39%    5.71%
---------- -------------------------------- ------ ------- ----------
Class C    Return Before Taxes               2.73%  6.37%    5.42%
---------- -------------------------------- ------ ------- ----------
Advisor    Return Before Taxes
Class                                        4.79%  7.47%    5.55%
---------- -------------------------------- ------ ------- ----------
Lehman     (reflects no deduction for fees,
Brothers   expenses, or taxes)
Global
Aggregate
Bond Index
(U.S.
hedged)                                      6.64%  7.85%    5.52%
---------- -------------------------------- ------ ------- ----------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**Inception Date for Advisor Class shares: 12/18/97. Performance information for periods prior to the inception of Advisor Class shares is the performance of the Fund's Class A shares adjusted to reflect the lower expense ratio of Advisor Class shares.
***After-tax Returns:
 --Are shown for Class A shares only and will vary for Class B, Class C and
   Advisor Class shares because these Classes have different expense ratios. --Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
 --Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

Calendar Year End (%)

                                    [CHART]

1997    1998    1999     2000    2001    2002    2003    2004   2005    2006
----    ----    ----     ----    ----    ----    ----    ----   ----    ----
15.31%  1.99%   7.63%    4.57%  -2.81%   5.04%   15.61%  6.13%  4.82%   4.47%

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 7.36% in the 4th quarter, 2002; and Worst Quarter was down -5.70% in the 3rd quarter, 1998.

AllianceBernstein Global Government Income Trust
--------------------------------------------------------------------------------

                                    [GRAPHIC]


OBJECTIVE AND PRINCIPAL STRATEGIES:
The Fund's investment objective is to generate current income consistent with preservation of capital.

The Fund invests, under normal circumstances, at least 80% of its net assets in government securities. The Fund invests, under normal circumstances, at least 65% of its net assets in debt securities issued or guaranteed by governments of countries that are members of the Organization of Economic Co-operation and Development, or OECD. The Fund's investments may be denominated in local currency or U.S. Dollar-denominated, but the Fund expects to maintain at least 25% of its assets in U.S. Dollar-denominated securities. The Fund may invest in debt securities with a range of maturities from short- to long-term.

The OECD is composed of 30 countries having market democracies that work together to address economic, social, and environmental and governance issues. The OECD countries, three-quarters of which are considered to be developed countries, such as the United States, the United Kingdom, Canada and Australia, provide the Fund with broad and diversified global investment opportunities. The Fund will invest no more than 10% of its net assets in any one country unless that country is both a member of the OECD and rated investment grade.

The Adviser will actively manage the Fund's assets in relation to market conditions and general economic conditions and adjust the Fund's investments in an effort to best enable the Fund to achieve its investment objective. Thus, the percentage of the Fund's assets invested in a particular country or denominated in a particular currency will vary in accordance with the Adviser's assessment of the relative yield and appreciation potential of such securities and the relationship of the country's currency to the U.S. Dollar.

Under normal circumstances, the Fund invests at least 80% of its assets in fixed-income securities rated investment grade at the time of investment. The Fund may use borrowings for investment purposes.

The Fund may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments, preferred stock, and may use other investment techniques. The Fund may use leverage for investment purposes. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures, forwards, or swap agreements. For hedging purposes, the Fund may enter into forward currency exchange contracts and options on foreign currencies.

PRINCIPAL RISKS:

..Market Risk          .Foreign Risk
..Interest Rate Risk   .Emerging Market Risk
..Credit Risk          .Currency Risk
..Inflation Risk       .Diversification Risk
                      .Derivatives Risk
                      .Leverage Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Fund.

The table and bar chart below provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2006)
--------------------------------------------------------------------------------

                                               1 Year 5 Years 10 Years
----------------------------------------------------------------------
Class A**  Return Before Taxes                 2.06%   8.80%   9.12%
           ----------------------------------- ------ ------- --------
           Return After Taxes on Distributions 0.08%   6.07%   5.59%
           ----------------------------------- ------ ------- --------
           Return After Taxes on Distributions
           and Sale of Fund Shares             1.27%   5.87%   5.55%
           ----------------------------------- ------ ------- --------
-----------
Class B    Return Before Taxes                 2.80%   8.95%   9.08%
---------- ----------------------------------- ------ ------- --------
Class C    Return Before Taxes                 4.80%   8.96%   8.79%
---------- ----------------------------------- ------ ------- --------
Lehman     (reflects no deduction for fees,
Brothers   expenses, or taxes)
Global
Treasury
Index+                                         3.32%   4.61%   6.17%
---------- ----------------------------------- ------ ------- --------
Lehman     (reflects no deduction for fees,
Brothers   expenses, or taxes)
Aggregate
Bond Index
(unhedged)                                     4.33%   5.06%   6.24%
---------- ----------------------------------- ------ ------- --------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**After-tax Returns:
 --Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
 --Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
 --Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
+ The Fund's broad-based index used for comparison purposes has changed from the Lehman Brothers Aggregate Bond Index (unhedged) to the Lehman Brothers Global Treasury Index because the new index more closely resembles the characteristics of the Fund's investments.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

Calendar Year End (%)

                                    [CHART]

1997   1998   1999    2000   2001    2002    2003    2004    2005    2006
----   ----   ----    ----   ----    ----    ----    ----    ----    ----
14.98% 6.54%  7.86%   18.47% 0.31%   10.69%  15.13%  6.87%   9.72%   6.57%

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 9.59% in the 2nd quarter, 2003; and Worst Quarter was down -5.45% in the 2nd quarter, 2004.

RISKS SUMMARY

In this Summary, we describe the principal and other risks that may affect a Fund's portfolio as a whole. This Prospectus has additional descriptions of risks applicable to specific investments in the discussions below under "More Information About the Funds and Their Investments."

MARKET RISK
This is the risk that the value of a Fund's investments will fluctuate as the bond markets fluctuate and that prices overall will decline over short or long-term periods.

INTEREST RATE RISK
Changes in interest rates will affect the value of a Fund's investments in fixed-income securities. When interest rates rise, the value of a Fund's investments tends to fall and this decrease in value may not be offset by higher interest income from new investments. Interest rate risk is generally greater for Funds that invest in fixed-income securities with longer maturities or durations.

CREDIT RISK
This is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

INFLATION RISK
This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of each Fund's assets can decline as can the value of the Fund's distributions. This risk is significantly greater for those Funds that invest a significant portion of their assets in fixed-income securities with longer maturities.

FOREIGN (NON-U.S.) RISK
A Fund's investments in non-U.S. securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of securities. Non-U.S. issuers usually are not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments could adversely affect a Fund's investments in a foreign country other than the United States. These risks are heightened for emerging market countries because there may be more economic political and social instability, and investments in companies in emerging markets may have more risk because these securities may be more volatile and less liquid. To the extent a Fund invests in a particular country or geographic region, the Fund may have more significant risk due to market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions.

CURRENCY RISK
This is the risk that fluctuations in the exchange rates in the currency markets between the U.S. Dollar and foreign (non-U.S.) currencies may negatively affect the value of a Fund's investments or reduce the returns of a Fund.

EMERGING MARKET RISK
Foreign investment risk may be particularly high to the extent a Fund invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) countries.

PREPAYMENT RISK
The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early prepayments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose a Fund to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, a Fund may not be able to realize the rate of return it expected.

DIVERSIFICATION RISK
Funds that are "non-diversified" may invest more of their assets in a relatively small number of issuers. Funds that invest in a relatively small number of issuers are more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

DERIVATIVES RISK
The Funds may use derivatives. These investment strategies may be riskier than other investment strategies and may result in greater volatility for a Fund, particularly during periods of market declines.

LEVERAGE RISK
When a Fund borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund's investments. A Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money.

LIQUIDITY RISK
Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling out of these illiquid securities at an advantageous time or price. Derivative-based securities subject to substantial market and credit risk may have greater liquidity risk.

MANAGEMENT RISK
Each Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for each Fund, but there is no guarantee that its techniques will produce the intended result.

---------------------------------------------------------------------------------------------------------------------------
                                                   Foreign
                         Interest                   (Non-  Emerging           Pre-   Diversifi-  Deri-
                  Market   Rate   Credit Inflation  U.S.)   Market  Currency payment   cation   vatives Leverage Liquidity
Fund               Risk    Risk    Risk    Risk     Risk     Risk     Risk    Risk      Risk     Risk     Risk     Risk
---------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
 Short Duration     .       .       .        .        .       .        .        .                  .       .
---------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
 U.S. Government    .       .                .                                  .                  .       .
---------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
 Intermediate
 Bond               .       .       .        .        .       .        .        .                  .       .
---------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
 Corporate Bond     .       .       .        .        .                                            .       .
---------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
 High Yield         .       .       .        .        .                .                           .       .         .
---------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
 Emerging Market
 Debt               .       .       .        .        .       .        .                 .         .       .
---------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
 Global Strategic
 Income             .       .       .        .        .       .        .        .                  .       .
---------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
 Global
 Government
 Income             .       .       .        .        .       .        .                 .         .       .
---------------------------------------------------------------------------------------------------------------------------

-------------------------

                  Manage-
                   ment
Fund               Risk
-------------------------
AllianceBernstein
 Short Duration      .
-------------------------
AllianceBernstein
 U.S. Government     .
-------------------------
AllianceBernstein
 Intermediate
 Bond                .
-------------------------
AllianceBernstein
 Corporate Bond      .
-------------------------
AllianceBernstein
 High Yield          .
-------------------------
AllianceBernstein
 Emerging Market
 Debt                .
-------------------------
AllianceBernstein
 Global Strategic
 Income              .
-------------------------
AllianceBernstein
 Global
 Government
 Income              .
-------------------------

FEES AND EXPENSES OF THE FUNDS
--------------------------------------------------------------------------------

                   WHY ARE FUND FEES AND EXPENSES IMPORTANT?

  Fees and expenses reduce the investment performance of a Fund. The information provided below is intended to help you understand what these fees and expenses are and provide examples of the dollar amount of these costs to help you make comparisons with other funds. Some of these fees are paid directly by you at the time of investment (for example, a front-end sales charge) or, under certain circumstances, at the time you redeem or sell your shares back to the Fund. You pay other fees and expenses indirectly because they are deducted from a Fund's assets and reduce the value of your shares. These fees include management fees, distribution (Rule 12b-1) fees, and operating expenses.

SHAREHOLDER FEES (fees paid directly from your investment)

                                      Class A   Class B     Class B     Class C    Advisor Class
                                      Shares   Shares(a)   Shares(b)    Shares        Shares
                                     --------- ---------- ----------- ------------ -------------
Maximum Sales Charge (Load)
 Imposed on Purchases (as a
 percentage of offering price)       4.25% (c)    None       None         None         None

Maximum Deferred Sales Charge
 (Load) (as a percentage of offering
 purchase price or redemption
 proceeds, whichever is lower)       None (c)  3.00% (c)* 4.00% (c)** 1.00% (c)***     None

Exchange Fee                           None       None       None         None         None

(a)For all Funds except AllianceBernstein High Yield and AllianceBernstein Global Strategic Income.
(b)For AllianceBernstein High Yield and AllianceBernstein Global Strategic
   Income.
(c)Class A sales charges may be reduced or eliminated in certain circumstances, typically for large purchases. In some cases, however, a 1%, 1-year contingent deferred sales charge or CDSC may apply. CDSCs for Class A, B, and C shares may also be subject to waiver in certain circumstances. See "Investing in the Funds--CDSC Waivers and Other Programs" in this Prospectus and "Purchase of Shares" in the Statement of Additional Information, or SAI.
* Class B shares automatically convert to Class A shares after 6 years. The CDSC decreases over time. For Class B shares, the CDSC decreases 1.00% annually to 0% after the 3rd year.
**Class B shares automatically convert to Class A shares after 8 years. The
  CDSC decreases over time. For Class B shares, the CDSC decreases 1.00% annually to 0% after the 4th year.
***For Class C shares, the CDSC is 0% after the first year.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) and EXAMPLES

The Examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other funds. They assume that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same, and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

                              Operating Expenses
       -----------------------------------------------------------------
       AllianceBernstein                         Class A Class B Class C
       Short Duration Portfolio                  ------- ------- -------
        Management Fees                            .48%    .48%    .48%
        Distribution and/or Service (12b-1) Fees   .30%   1.00%   1.00%
        Other Expenses
          Transfer Agent                           .13%    .13%    .14%
          Other Expenses                           .12%    .12%    .12%
                                                  ----    ----    ----
        Total Other Expenses                       .25%    .25%    .26%
                                                  ----    ----    ----
        Total Fund Operating Expenses             1.03%   1.73%   1.74%
                                                  ====    ====    ====

                          Examples
------------------------------------------------------------

               Class A Class B+ Class B++ Class C+ Class C++
               ------- -------- --------- -------- ---------
After 1 year   $  526   $  476   $  176    $  277   $  177
After 3 years  $  739   $  645   $  548    $  548   $  548
After 5 years  $  969   $  939   $  939    $  944   $  944
After 10 years $1,631   $1,686   $1,686    $2,052   $2,052

--------------------------------------------------------------------------------
Please refer to the footnotes on page 26.

                               Operating Expenses
          ------------------------------------------------------------
                                                               Advisor
          AllianceBernstein            Class A Class B Class C  Class
          U.S. Government Portfolio    ------- ------- ------- -------
           Management Fees               .44%    .44%    .44%    .44%
           Distribution and/or Service
            (12b-1) Fees                 .30%   1.00%   1.00%   None
           Interest Expense              .04%    .04%    .04%    .04%
           Other Expenses
             Transfer Agent              .13%    .18%    .15%    .14%
             Other Expenses              .12%    .11%    .12%    .11%
                                        ----    ----    ----    ----
           Total Other Expenses          .25%    .29%    .27%    .25%
                                        ----    ----    ----    ----
           Total Fund Operating
            Expenses (a)                1.03%   1.77%   1.75%    .73%
                                        ====    ====    ====    ====

                              Examples
--------------------------------------------------------------------
                                                             Advisor
               Class A Class B+ Class B++ Class C+ Class C++  Class
               ------- -------- --------- -------- --------- -------
After 1 year   $  526   $  480   $  180    $  278   $  178    $ 75
After 3 years  $  739   $  657   $  557    $  551   $  551    $233
After 5 years  $  969   $  959   $  959    $  949   $  949    $406
After 10 years $1,631   $1,710   $1,710    $2,062   $2,062    $906

                               Operating Expenses
          ------------------------------------------------------------
          AllianceBernstein                                    Advisor
          Intermediate Bond            Class A Class B Class C  Class
          Portfolio                    ------- ------- ------- -------
           Management Fees               .45%    .45%    .45%    .45%
           Distribution and/or Service
            (12b-1) Fees (b)             .30%   1.00%   1.00%   None
           Other Expenses
             Transfer Agent              .20%    .25%    .22%    .18%
             Other Expenses              .40%    .41%    .41%    .40%
                                        ----    ----    ----    ----
           Total Other Expenses          .60%    .66%    .63%    .58%
                                        ----    ----    ----    ----
           Total Fund Operating
            Expenses (a)                1.35%   2.11%   2.08%   1.03%
                                        ----    ----    ----    ----
           Waiver and/or Expense
            Reimbursement (c)           (.37)%  (.43)%  (.40)%  (.35)%
                                        ----    ----    ----    ----
           Net Expenses                  .98%   1.68%   1.68%    .68%
                                        ====    ====    ====    ====

                               Examples
-----------------------------------------------------------------------
                                                                Advisor
                  Class A Class B+ Class B++ Class C+ Class C++  Class
                  ------- -------- --------- -------- --------- -------
After 1 year      $  521   $  471   $  171    $  271   $  171   $   69
After 3 years+++  $  800   $  719   $  619    $  613   $  613   $  293
After 5 years+++  $1,099   $1,095   $1,095    $1,082   $1,082   $  535
After 10 years+++ $1,949   $2,034   $2,034    $2,379   $2,379   $1,238

                               Operating Expenses
          ------------------------------------------------------------
                                                               Advisor
          AllianceBernstein            Class A Class B Class C  Class
          Corporate Bond Portfolio     ------- ------- ------- -------
           Management Fees               .50%    .50%    .50%    .50%
           Distribution and/or Service
            (12b-1) fees                 .30%   1.00%   1.00%   None
           Other Expenses
             Transfer Agent              .19%    .21%    .20%    .19%
             Other Expenses              .12%    .12%    .12%    .12%
                                        ----    ----    ----    ----
           Total Other Expenses          .31%    .33%    .32%    .31%
                                        ----    ----    ----    ----
           Total Fund Operating
            Expenses (a)                1.11%   1.84%   1.82%    .81%
                                        ====    ====    ====    ====

                              Examples
--------------------------------------------------------------------
                                                             Advisor
               Class A Class B+ Class B++ Class C+ Class C++  Class
               ------- -------- --------- -------- --------- -------
After 1 year   $  533   $  487   $  187    $  285   $  185   $   83
After 3 years  $  763   $  679   $  579    $  573   $  573   $  259
After 5 years  $1,011   $  995   $  995    $  985   $  985   $  450
After 10 years $1,719   $1,792   $1,792    $2,137   $2,137   $1,002

                               Operating Expenses
          ------------------------------------------------------------
                                                               Advisor
          AllianceBernstein            Class A Class B Class C  Class
          High Yield Fund              ------- ------- ------- -------
           Management Fees               .50%    .50%    .50%    .50%
           Distribution and/or Service
            (12b-1) fees                 .30%   1.00%   1.00%   None
           Other Expenses
             Transfer Agent              .15%    .18%    .17%    .16%
             Other Expenses              .32%    .33%    .32%    .32%
                                        ----    ----    ----    ----
           Total Other Expenses          .47%    .51%    .49%    .48%
                                        ----    ----    ----    ----
           Total Fund Operating
            Expenses (a)                1.27%   2.01%   1.99%    .98%
                                        ====    ====    ====    ====

                               Examples
-----------------------------------------------------------------------
                                                                Advisor
                  Class A Class B+ Class B++ Class C+ Class C++  Class
                  ------- -------- --------- -------- --------- -------
After 1 year      $  549   $  605   $  205    $  303   $  202   $  100
After 3 years+++  $  811   $  834   $  634    $  627   $  624   $  312
After 5 years+++  $1,092   $1,088   $1,088    $1,078   $1,073   $  542
After 10 years+++ $1,894   $2,147   $2,147    $2,317   $2,317   $1,201

--------------------------------------------------------------------------------
Please refer to the footnotes on page 26.

                              Operating Expenses
       -----------------------------------------------------------------
       AllianceBernstein                         Class A Class B Class C
       Emerging Market Debt Fund                 ------- ------- -------
        Management Fees                            .50%    .50%    .50%
        Distribution and/or Service (12b-1) Fees   .30%   1.00%   1.00%
        Interest Expense                           .34%    .33%    .33%
        Other expenses
          Transfer Agent                           .14%    .16%    .14%
          Other Expenses                           .20%    .19%    .20%
                                                  ----    ----    ----
        Total Other Expenses                       .34%    .35%    .34%
                                                  ----    ----    ----
        Total Fund Operating Expenses (a)         1.48%   2.18%   2.17%
                                                  ====    ====    ====

                          Examples
------------------------------------------------------------

               Class A Class B+ Class B++ Class C+ Class C++
               ------- -------- --------- -------- ---------
After 1 year   $  569   $  521   $  221    $  320   $  220
After 3 years  $  873   $  782   $  682    $  679   $  679
After 5 years  $1,199   $1,169   $1,169    $1,164   $1,164
After 10 years $2,118   $2,174   $2,174    $2,503   $2,503

                               Operating Expenses
          ------------------------------------------------------------
          AllianceBernstein                                    Advisor
          Global Strategic Income      Class A Class B Class C  Class
          Trust                        ------- ------- ------- -------
           Management Fees               .50%    .50%    .50%    .50%
           Distribution and/or Service
            (12b-1) Fees                 .30%   1.00%   1.00%   None
           Interest Expenses             .06%    .05%    .05%    .05%
           Other Expenses
             Transfer Agent              .13%    .16%    .15%    .13%
             Other Expenses              .79%    .79%    .79%    .81%
                                        ----    ----    ----    ----
           Total Other Expenses          .92%    .95%    .94%    .94%
                                        ----    ----    ----    ----
           Total Fund Operating
            Expenses (a)                1.78%   2.50%   2.49%   1.49%
                                        ====    ====    ====    ====

                              Examples
--------------------------------------------------------------------

                                                             Advisor
               Class A Class B+ Class B++ Class C+ Class C++  Class
               ------- -------- --------- -------- --------- -------
After 1 year   $  598   $  653   $  253    $  352   $  252   $  152
After 3 years  $  961   $  979   $  779    $  776   $  776   $  471
After 5 years  $1,348   $1,331   $1,331    $1,326   $1,326   $  813
After 10 years $2,431   $2,659   $2,659    $2,826   $2,826   $1,779

                               Operating Expenses
          ------------------------------------------------------------
          AllianceBernstein                    Class A Class B Class C
          Global Government Income Trust       ------- ------- -------
           Management Fees                       .50%    .50%    .50%
           Distribution and/or Service (12b-1)
            Fees                                 .30%   1.00%   1.00%
           Other expenses
             Transfer Agent                      .11%    .14%    .12%
             Other Expenses                      .12%    .11%    .11%
                                                ----    ----    ----
           Total Other Expenses                  .23%    .25%    .23%
                                                ----    ----    ----
           Total Fund Operating Expenses (a)    1.03%   1.75%   1.73%
                                                ====    ====    ====

                          Examples
------------------------------------------------------------
               Class A Class B+ Class B++ Class C+ Class C++
               ------- -------- --------- -------- ---------
After 1 year   $  526   $  478   $  178    $  276   $  176
After 3 years  $  739   $  651   $  551    $  545   $  545
After 5 years  $  969   $  949   $  949    $  939   $  939
After 10 years $1,631   $1,698   $1,698    $2,041   $2,041

+ Assumes redemption at end of period and, with respect to shares held 10 years, conversion of Class B shares to Class A shares after 6 years, and for AllianceBernstein High Yield and AllianceBernstein Global Strategic Income, 8 years.
++ Assumes no redemption at end of period and, with respect to shares held 10 years, conversion of Class B shares to Class A shares after 6 years, and for AllianceBernstein High Yield and AllianceBernstein Global Strategic Income, 8 years.
+++These examples assume that the Adviser's agreement to waive management fees and/or bear Fund expenses is not extended beyond its initial term.
(a)Does not reflect expenses attributable to costs of proxy solicitation that occurred in 2006.
(b)Total Fund Operating Expenses for the fiscal year ended October 31, 2006, do not reflect the voluntary waiver of certain distribution expenses by the Fund's principal underwriter, AllianceBernstein Investments, Inc. If the waiver were reflected, the net expenses of the Class B shares would have been 1.33%.
(c)Reflects the Adviser's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses. This waiver extends through the end of the Fund's current fiscal year and may be extended by the Adviser for additional one-year terms.

INVESTING IN THE FUNDS
--------------------------------------------------------------------------------

This section discusses how to buy, sell or redeem, or exchange different classes of shares in a Fund that are offered in this Prospectus. AllianceBernstein U.S. Government, AllianceBernstein Intermediate, AllianceBernstein Corporate Bond, AllianceBernstein High Yield and AllianceBernstein Global Strategic Income offer four classes of shares through this Prospectus, and AllianceBernstein Short Duration, AllianceBernstein Emerging Market Debt, and AllianceBernstein Global Government Income offer three classes of shares through this Prospectus. Retirement shares of AllianceBernstein U.S. Government, AllianceBernstein Intermediate Bond, AllianceBernstein Corporate Bond, AllianceBernstein High Yield, and AllianceBernstein Global Strategic Income are available through a separate prospectus.

Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different on-going distribution expenses. For additional information on the differences between the different classes of shares and factors to consider when choosing among them, please see "The Different Share Class Expenses" and "The 'Pros' and 'Cons' of Different Share Classes" below. Keep in mind that only Class A shares offer Quantity Discounts on sales charges, as described more fully under "Sales Charge Reduction Programs" below. Also, you can learn more about payments to brokers, financial planners, banks, insurance companies, registered investment advisors or other "financial intermediaries" who distribute shares of the Funds and your individual financial advisor under "Payments to Financial Advisors and their Firms."

HOW TO BUY SHARES

Class A, Class B and Class C Shares

You may purchase a Fund's Class A, Class B, or Class C shares through financial intermediaries, such as broker-dealers or banks. You also may purchase shares directly from the Funds' principal underwriter, AllianceBernstein Investments, Inc., or ABI.

Purchases Minimums and Maximums

Minimums:*

--Initial:    $2,500
--Subsequent: $   50

--------------------------------------------------------------------------------
*These purchase minimums may not apply to some accounts established in connection with the Automatic Investment Program and to some retirement-related investment programs. Please see "Automatic Investment Program" and "Employee Benefit Plans" below. Additionally, these investment minimums do not apply to persons participating in a fee-based program sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI.

Maximum Individual Purchase Amount:

--Class A shares       None
--Class B shares $  100,000
--Class C shares $1,000,000

Your broker or financial advisor must receive your purchase request by 4:00 p.m., Eastern time, and submit it to the Fund by a pre-arranged time for you to receive the next-determined net asset value or NAV, less any applicable initial sales charge.

If you are an existing Fund shareholder and you have completed the appropriate section of the Subscription Application, you may purchase additional shares by telephone with payment by electronic funds transfer in amounts not exceeding $500,000. AllianceBernstein Investor Services, Inc., or ABIS, must receive and confirm telephone requests before 4:00 p.m., Eastern time, to receive that day's public offering price. Call 800-221-5672 to arrange a transfer from your bank account.

Advisor Class Shares
You may purchase Advisor Class shares through your financial advisor at NAV. Advisor Class shares may be purchased and held solely:

.. through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI;

.. through a defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least $10,000,000 in assets and that purchases shares directly without the involvement of a financial intermediary; and

.. by investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

Each Fund's SAI has more detailed information about who may purchase and hold Advisor Class shares.

Employee Benefit Plans
Special eligibility rules apply to some employee benefit plans. Except as indicated, there are no investment minimums for the plans listed below. Class A shares are available to:

..  Traditional and ROTH IRAs (the minimums listed in the table above apply);

..  SEPs, SAR-SEPs, SIMPLE IRAs, and individual 403(b) plans;

.. AllianceBernstein-sponsored Coverdell Education Savings Accounts ($2,000 initial investment minimum, $150 automatic investment program monthly minimum);

..  AllianceBernstein Link, AllianceBernstein Individual 401(k), and
   AllianceBernstein SIMPLE IRA plans; and

.. certain defined contribution retirement plans that do not have plan level or omnibus accounts on the books of the Fund.

Class B shares are generally not available to group retirement plans; however, group retirement plans that selected Class B shares as an investment alternative under their plan before September 2, 2003 may continue to purchase Class B shares.

Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k), and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and 100 employees and to group retirement plans with plan assets of less than $1,000,000.

Required Information
A Fund is required by law to obtain, verify, and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number (for most investors, your social security number). A Fund may also ask to see other identifying documents. If you do not provide the information, the Fund will not be able to open your account. If a Fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Fund believes it has identified potential criminal activity, the Fund reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or Resident Alien, your account must be affiliated with a NASD member firm.

A Fund is required to withhold 28% of taxable dividends, capital gains distributions, and redemptions paid to any shareholder who has not provided the Fund with his or her certified taxpayer identification number. To avoid this, you must provide your correct tax identification number (social security number for most investors) on your Subscription Application.

General
ABI may refuse any order to purchase shares. Each Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

THE DIFFERENT SHARE CLASS EXPENSES
This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service fees (Rule 12b-1 fees), initial sales charges and/or CDSCs. Please see below for a discussion of how CDSCs are calculated. If you are not eligible to buy Advisor Class shares, you will need to choose among Class A, Class B, and Class C shares. Only Class A shares offer Quantity Discounts, as described below under "Sales Charge Reduction Programs."

                           WHAT IS A RULE 12b-1 FEE?

  A Rule 12b-1 fee is a fee deducted from a Fund's assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. The amount of each share class's Rule 12b-1 fee, if any, is disclosed below and in the relevant Fund's fee table near the front of this Prospectus.

Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees
Each Fund has adopted plans under Commission Rule 12b-1 that allow the Fund to pay asset-based sales charges or distribution and/or service fees for the distribution and sale of its shares. The amount of these fees for each class of the Fund's shares is up to:

              Distribution and/or Service
                (Rule 12b-1) Fee (As a
                Percentage of Aggregate
               Average Daily Net Assets)
              ---------------------------
Class A                   .30%
Class B                  1.00%
Class C                  1.00%
Advisor Class            None

Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B and Class C shares are subject to higher Rule 12b-1 fees than Class A shares. Class B shares are subject to these higher fees for a period of six years, after which they convert to Class A shares (except for AllianceBernstein High Yield and AllianceBernstein Global Strategic Income Class B shares, which convert to Class A shares after eight years). The higher fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower NAV (and returns) than Class A shares. All or some of these fees may be paid to financial intermediaries, including your financial advisor's firm.

Class A Shares - Initial Sales Charge Alternative
You can purchase Class A shares at their public offering price (or cost), which is NAV plus an initial sales charge of up to 4.25% of the offering price. Purchases of Class A shares in the amount of $1,000,000 or more are not subject to a sales charge but, if redeemed within one year, may be subject to a CDSC of up to 1%. When a non-AllianceBernstein sponsored group retirement plan terminates a Fund as an investment option, all investments in Class A shares of that Fund through the plan are subject to a 1%, 1-year CDSC upon redemption. Furthermore, when a group retirement plan ceases to participate in an AllianceBernstein-sponsored group retirement plan program within one year, investments in the Funds' Class A shares through the plan are subject to a 1% CDSC upon redemption.

Class B Shares - Deferred Sales Charge Alternative
You can purchase Class B shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in the Fund. Your investment, however, is subject to a CDSC if you redeem shares within three years (four years in the case of AllianceBernstein High Yield and AllianceBernstein Global Strategic Income) of purchase. The CDSC varies depending on the number of years you hold the shares. The CDSC amounts for Class B shares are:

AllianceBernstein High Yield and AllianceBernstein Global Strategic Income:

Year Since Purchase  CDSC
-------------------  ----
First                4.0%
Second               3.0%
Third                2.0%
Fourth               1.0%
Fifth and thereafter None

All Other Funds:

Year Since Purchase CDSC
------------------- ----
      First         3.0%
      Second        2.0%
      Third         1.0%
      Fourth        None

If you exchange your shares for the Class B shares of another AllianceBernstein Mutual Fund, the CDSC also will apply to the Class B shares received. If you redeem your shares and directly invest the proceeds in units of CollegeBoundfund, the CDSC will apply to the units of the CollegeBoundfund. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares or purchase of CollegeBoundfund units.

Class B shares purchased for cash automatically convert to Class A shares six years after the end of the month of your purchase (except for Class B shares of AllianceBernstein High Yield and AllianceBernstein Global Strategic Income, which automatically convert to Class A shares eight years after the end of the month of your purchase). If you purchase shares by exchange for the Class B shares of another AllianceBernstein Mutual Fund, the conversion period runs from the date of your original purchase.

Class C Shares - Asset-based Sales Charge Alternative
You can purchase Class C shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in the Fund. Your investment, however, is subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for the Class C shares of another AllianceBernstein Mutual Fund, the 1% CDSC also will apply to the Class C shares received. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares.

Class C shares do not convert to any other class of shares of the Fund.

                          HOW IS THE CDSC CALCULATED?

  The CDSC is applied to the lesser of NAV at the time of redemption or the original cost of shares being redeemed (or, as to Fund shares acquired through an exchange, the cost of the AllianceBernstein Mutual Fund shares originally purchased for cash). This means that no sales charge is assessed on increases in NAV above the initial purchase price. Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. In determining the CDSC, it will be assumed that the redemption is, first, of any shares not subject to a CDSC and, second, of shares held the longest.

Advisor Class Shares - Fee Based Program Alternative
You may purchase Advisor Class shares through your financial advisor. Advisor Class shares are not subject to any initial or contingent sales charges. However, when you purchase Advisor Class shares through your financial advisor, your financial advisor may charge a fee. Advisor Class shares are not available to everyone. See "How to Buy Shares" above.

SALES CHARGE REDUCTION PROGRAMS

This section includes important information about sales charge reduction programs available to investors in Class A shares and describes information or records you may need to provide to a Fund or your financial intermediary in order to be eligible for sales charge reduction programs.

Information about sales charge reduction programs also is available free of charge and in a clear and prominent format on our website at www.AllianceBernstein.com (click on "US Investors & Financial Advisors" then "Investment Insights--Investor Education" then "Sales Charge Reduction Programs"). More information on Breakpoints and other sales charge waivers is available in each Fund's SAI.

Required Shareholder Information and Records
In order for shareholders to take advantage of sales charge reductions, a shareholder or his or her financial intermediary must notify the Fund that the shareholder qualifies for a reduction. Without notification, the Fund is unable to ensure that the reduction is applied to the shareholder's account. A shareholder may have to provide information or records to his or her financial intermediary or a Fund to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Fund or other AllianceBernstein Mutual Funds held in:

..  all of the shareholder's accounts at the Funds or a financial intermediary;

..  any account of the shareholder at another financial intermediary; and

.. accounts of related parties of the shareholder, such as members of the same family, at any financial intermediary.

                         You Can Reduce Sales Charges
                          When Buying Class A Shares

Breakpoints or Quantity Discounts Offered by the Funds
The Funds offer investors the benefit of discounts on the sales charges that apply to purchases of Class A shares in certain circumstances. These discounts, which are also known as Breakpoints, can reduce or, in some cases, eliminate the initial sales charges that would otherwise apply to your Class A investment. Mutual funds are not required to offer breakpoints and different mutual fund groups may offer different types of breakpoints.

Breakpoints or Quantity Discounts allow larger investments in Class A shares to be charged lower sales charges. A shareholder investing more than $100,000 in Class A shares of a Fund is eligible for a reduced sales charge. Initial sales charges are eliminated completely for purchases of $1,000,000 or more, although a 1%, 1-year CDSC may apply.

The sales charge schedule of Class A share Quantity Discounts is as follows:

                                           Initial Sales Charge
                                           ------------------
                                            As % of    As % of
                                           Net Amount  Offering
                                            Invested    Price
                 Amount Purchased          ----------  --------
                 Up to $100,000               4.44%      4.25%
                 $100,000 up to $250,000      3.36       3.25
                 $250,000 up to $500,000      2.30       2.25
                 $500,000 up to $1,000,000    1.78       1.75
                 $1,000,000 and above         0.00       0.00

Rights of Accumulation
To determine if a new investment in Class A shares is eligible for a Quantity Discount, a shareholder can combine the value of the new investment of a Fund with the value of existing investments in the Fund, any other AllianceBernstein Mutual Fund, AllianceBernstein Institutional Funds and certain CollegeBoundfund accounts for which the shareholder, his or her spouse or domestic partner, or child under the age of 21 is the participant. The AllianceBernstein Mutual Funds use the current NAV of your existing investments when combining them with your new investment.

Combined Purchase Privileges
A shareholder may qualify for a Quantity Discount by combining purchases of shares of a Fund into a single "purchase." A "purchase" means a single purchase or concurrent purchases of shares of a Fund or any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by:

.. an individual, his or her spouse or domestic partner, or the individual's children under the age of 21 purchasing shares for his, her or their own account(s), including certain CollegeBoundfund accounts;

.. a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved;

..  the employee benefit plans of a single employer; or

.. any company that has been in existence for at least six months or has a purpose other than the purchase of shares of the Fund.

Letter of Intent
An investor may not immediately invest a sufficient amount to reach a Quantity Discount, but may plan to make one or more additional investments over a period of time that, in the end, would qualify for a Quantity Discount. For these situations, the Funds offer a Letter of Intent, which permits the investor to express the intention, in writing, to invest at least $100,000 in Class A shares of the Fund or any AllianceBernstein Mutual Fund within 13 months. The Fund will then apply the Quantity Discount to each of the investor's purchases of Class A shares that would apply to the total amount stated in the Letter of Intent. If an investor fails to invest the total amount stated in the Letter of Intent, the Fund will retroactively collect the sales charges otherwise applicable by redeeming shares in the investor's account at their then current NAV. Investors qualifying for a Combined Purchase Privilege may purchase shares under a single Letter of Intent.

Other Programs
Class A shareholders may be able to purchase additional Class A shares with a reduced or eliminated sales charge through the following AllianceBernstein programs: Dividend Reinvestment Program, Dividend Direction Plan and Reinstatement Privilege. These additional programs are described under "CDSC Waivers and Other Programs" below.

Class A Shares - Sales at NAV
The Funds may sell their Class A shares at NAV without an initial sales charge to some categories of investors, including:

..  AllianceBernstein Link, AllianceBernstein Individual 401(k), and
   AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 employees;

.. investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser's AllianceBernstein Institutional Investment Management division;

.. plan participants who roll over amounts distributed from employer maintained retirement plans to AllianceBernstein-sponsored IRAs where the plan is a client of or serviced by AllianceBernstein's Institutional Investment Management or Bernstein Global Wealth Management divisions, including subsequent contributions to those IRAs;

.. present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of the

 Adviser, ABI, ABIS and their affiliates or their spouses, siblings, direct ancestors or direct descendants or any trust, individual retirement account or retirement plan account for the benefit of such person;

.. officers, directors and present full-time employees of selected dealers or agents, their spouses, or any trust, individual retirement account or retirement plan account for the benefit of such person; or

.. persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which persons pay an asset-based fee for service in the nature of investment advisory or administrative services.

CDSC WAIVERS AND OTHER PROGRAMS

                        Here Are Some Ways To Avoid Or
                        Minimize Charges On Redemption

CDSC Waivers
The Funds will waive the CDSCs on redemptions of shares in the following circumstances, among others:

..  permitted exchanges of shares;

..  following the death or disability of a shareholder;

.. if the redemption represents a minimum required distribution from an IRA or other retirement plan to a shareholder who has attained the age of 70 1/2;

.. if the proceeds of the redemption are invested directly in a CollegeBoundfund account; or

.. if the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or a loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan.

Dividend Reinvestment Program
Shareholders may elect to have all income and capital gains distributions from their account paid to them in the form of additional shares of the same class of a Fund under the Fund's Dividend Reinvestment Program. There is no initial sales charge or CDSC imposed on shares issued pursuant to the Dividend Reinvestment Program.

Dividend Direction Plan
A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct the automatic investment of income dividends and/or capital gains by one Fund, in any amount, without the payment of any sales charges, in shares of the same class of one or more other AllianceBernstein Mutual Fund(s).

Automatic Investment Program
The Automatic Investment Program allows investors to purchase shares of a Fund through pre-authorized transfers of funds from the investor's bank account. Under the Automatic Investment Program, an investor may (i) make an initial purchase of at least $2,500 and invest at least $50 monthly or (ii) make an initial purchase of less than $2,500 and commit to a monthly investment of $200 or more until the investor's account balance is $2,500 or more. Shareholders who committed to monthly investments of $25 or more through the Automatic Investment Program by October 15, 2004 will be able to continue their program despite the $50 monthly minimum discussed above. Please see a Fund's SAI for more details.

Reinstatement Privilege
A shareholder who has redeemed all or any portion of his or her Class A or Class B shares may reinvest all or any portion of the proceeds from the redemption in Class A shares of any AllianceBernstein Mutual Fund at NAV without any sales charge, if the reinvestment is made within 120 calendar days after the redemption date, and, for Class B shares, a CDSC has been paid and ABI has approved, at its discretion, the reinstatement of the shares.

Systematic Withdrawal Plan
The Funds offer a systematic withdrawal plan that permits the redemption of Class A, Class B or Class C shares without payment of a CDSC. Under this plan, redemptions equal to 1% a month, 2% every two months or 3% a quarter of the value of a Fund account would be free of a CDSC. Shares would be redeemed so that Class B shares not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) would be redeemed first and Class B shares that are held the longest would be redeemed next. For Class A and Class C shares, shares held the longest would be redeemed first.

THE "PROS" AND "CONS" OF DIFFERENT SHARE CLASSES
The decision as to which class of shares is most beneficial to you depends on the amount and intended length of your investment. If you are making a large investment that qualifies for a reduced sales charge, you might consider purchasing Class A shares. Class A shares, with their lower Rule 12b-1 fees, are designed for investors with a long-term investing time frame.

Although investors in Class B shares do not pay an initial sales charge, Class B shares can be more costly than Class A shares over the long run due to their substantially higher Rule 12b-1 fees. Class B shares redeemed within three years (four years for AllianceBernstein High Yield and AllianceBernstein Global Strategic Income) of purchase are also subject to a CDSC. Class B shares are designed for investors with an intermediate-term investing time frame.

Class C shares should not be considered as a long-term investment because they do not convert to Class A shares and are subject to a higher distribution fee indefinitely. Class C shares do not, however, have an initial sales charge or a CDSC so long as the shares are held for one year or more. Class C shares are designed for investors with a short-term investing time frame.

Your financial intermediary may receive differing compensation for selling Class A, Class B, or Class C shares. See "Payments to Financial Advisors and their Firms" below.

Other
A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, or other financial intermediary, with respect to the purchase, sale, or exchange of Class A, Class B, Class C, or Advisor Class shares made through your financial advisor. The financial intermediaries or your fee-based program also may impose requirements on the purchase, sale, or exchange of shares that are different from, or in addition to, those imposed by the Funds, including requirements as to the minimum initial and subsequent investment amounts.

You should consult your financial advisor for assistance in choosing a class of Fund shares.

PAYMENTS TO FINANCIAL ADVISORS AND THEIR FIRMS
Financial intermediaries market and sell shares of the Funds. These financial intermediaries employ financial advisors and may receive compensation for selling shares of the Funds. This compensation is paid from various sources, including any sales charge, CDSC, and/or Rule 12b-1 fee that you or the Funds may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

                       What is a Financial Intermediary?

  A financial intermediary is a firm that receives compensation for selling shares of the Funds offered in this Prospectus and/or provides services to the Funds' shareholders. Financial intermediaries may include, among others, your broker, your financial planner or advisor, banks, and insurance companies. Financial intermediaries employ financial advisors who deal with you and other investors on an individual basis.

In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may also pay these financial intermediaries a fee of up to 1% on purchases of $1,000,000 or more for AllianceBernstein Link, AllianceBernstein SIMPLE IRA plans with more than $250,000 in assets or for purchases made by certain other retirement plans. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

In the case of Class B shares, ABI may pay, at the time of your purchase, a commission to financial intermediaries selling Class B shares in an amount equal to 4% of your investment. Additionally, up to 30% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class B shares.

In the case of Class C shares, ABI may pay, at the time of your purchase, a commission to firms selling Class C shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.

In the case of Advisor Class shares, your financial advisor may charge ongoing fees or transactional fees.

  Your financial advisor's firm receives compensation from the Funds, ABI, and/or the Adviser in several ways from various sources, which include some or all of the following:

  -upfront sales commissions,
  -Rule 12b-1 fees,
  -additional distribution support,
  -defrayal of costs for educational seminars and training, and -payments related to providing shareholder recordkeeping and/or transfer agency services.

  Please read the Prospectus carefully for information on this compensation.

Other Payments for Distribution Services and Educational Support
In addition to the commissions paid to financial intermediaries at the time of sale and the fees described under "Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees," some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment, and meals. ABI may pay a portion of "ticket" or other transactional charges.

For 2007, ABI's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds is expected to be approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $18,000,000. In 2006, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual

Funds or approximately $18,000,000 for distribution services and educational support related to the AllianceBernstein Mutual Funds.

A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list." ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

The Funds and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Management of the Funds--Transfer Agency and Retirement Plan Services" below. These expenses paid by the Funds are included in "Other Expenses" under "Fees and Expenses of the Funds--Annual Fund Operating Expenses" above.

  If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

  Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Funds, the Adviser, ABI and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of purchase.

As of the date of this Prospectus, ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

  A.G. Edwards
  AIG Advisor Group
  Ameriprise Financial Services
  AXA Advisors
  Banc of America
  Bank One Securities Corp.
  Charles Schwab
  Chase Investment Services
  Citicorp Investment Services
  Citigroup Global Markets
  Commonwealth Financial Network
  Donegal Securities
  Independent Financial Marketing Group
  ING Advisors Network
  Lincoln Financial Advisors
  Linsco/Private Ledger
  McDonald Investments
  Merrill Lynch
  MetLife Securities
  Morgan Stanley
  Mutual Service Corporation
  National Financial
  PFS Investments
  Piper Jaffray
  Raymond James
  RBC Dain Rauscher
  Robert W. Baird
  Securities America
  Signator Investors
  UBS AG
  UBS Financial Services
  Uvest Financial Services
  Wachovia Securities
  Wells Fargo Investments

Although the Funds may use brokers and dealers who sell shares of the Funds to effect portfolio transactions, the Funds do not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

HOW TO EXCHANGE SHARES
You may exchange your Fund shares for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser). Exchanges of shares are made at the next-determined NAV, without sales or service charges. You may request an exchange by mail or telephone. In order to receive a day's NAV, ABIS must receive and confirm your telephone exchange request by 4:00 p.m., Eastern time, on that day. The Funds may modify, restrict, or terminate the exchange privilege on 60 days' written notice.

HOW TO SELL OR REDEEM SHARES
You may "redeem" your shares (i.e., sell your shares to a Fund) on any day the New York Stock Exchange is open, either directly or through your financial intermediary. Your sale price will be the next-determined NAV, less any applicable CDSC, after the Fund receives your redemption request in proper form. Normally, redemption proceeds are sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days). For Advisor Class shares, if you are in doubt about what procedures or documents are required by your fee-based program or employee benefit plan to sell your shares, you should contact your financial advisor.

Selling Shares Through Your Broker or Other Financial Advisor
Your broker or financial advisor must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Fund by a pre-arranged time for you to receive the next-determined NAV, less any applicable CDSC. Your broker or financial advisor is responsible for submitting all necessary documentation to the Fund and may charge you a fee for this service.

Selling Shares Directly to the Fund
By Mail:
.. Send a signed letter of instruction or stock power, along with certificates, to:

          AllianceBernstein Investor Services, Inc.
          P.O. Box 786003
          San Antonio, TX 78278-6003

..  For certified or overnight deliveries, send to:

          AllianceBernstein Investor Services, Inc.
          8000 IH 10 W, 4th floor
          San Antonio, TX 78230

.. For your protection, a bank, a member firm of a national stock exchange or another eligible guarantor institution must guarantee signatures. Stock power forms are available from your financial intermediary, ABIS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries, and surviving joint owners. If you have any questions about these procedures, contact ABIS.

By Telephone:
.. You may redeem your shares for which no stock certificates have been issued by telephone request. Call ABIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

.. ABIS must receive and confirm a telephone redemption request by 4:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC.

.. For your protection, ABIS will request personal or other information from you to verify your identity and will generally record the calls. Neither the Fund nor the Adviser, ABIS, ABI or other Fund agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on your behalf that ABIS reasonably believes to be genuine.

..  If you have selected electronic funds transfer in your Subscription
   Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

..  Redemption requests by electronic funds transfer or check may not exceed
   $100,000 per Fund account per day.

.. Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
Each Fund's Board of Directors has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. Each Fund reserves the right to restrict, reject, or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

Risks Associated With Excessive Or Short-term Trading Generally. While the Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Fund's shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Fund may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, a Fund may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect Fund performance.

Funds that may invest significantly in foreign equity securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Fund calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of foreign securities established some time before the Fund calculates its own share price (referred to as "time zone arbitrage"). The Funds have procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Fund calculates its NAV. While there is no assurance, the Funds expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Fund shareholders. This risk is generally not applicable to the Funds because they do not invest in foreign equity securities.

A shareholder engaging in a short-term trading strategy may also target a Fund that does not invest primarily in foreign securities. Any Fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Funds that may be adversely affected by price arbitrage include, in particular, those Funds that significantly invest in fixed-income securities, such as high yield bonds, asset-backed securities or foreign fixed-income securities, that may be thinly traded or traded infrequently.

Policy Regarding Short-term Trading. Purchases and exchanges of shares of the Funds should be made for investment purposes only. The Funds seek to prevent patterns of excessive purchases and sales or exchanges of Fund shares. The Funds will seek to prevent such practices to the extent they are detected by the procedures described below. The Funds reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

.. Transaction Surveillance Procedures. The Funds, through their agents, ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Funds may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

.. Account Blocking Procedures. If the Funds determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Fund account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Fund shares back to a Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

..  Applications of Surveillance Procedures and Restrictions to Omnibus
   Accounts. Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Funds seek to apply their surveillance procedures to these omnibus account arrangements. If an intermediary does not have the capabilities, or declines, to provide individual account level detail to the Funds, the Funds will monitor turnover of assets to purchases and redemptions of the omnibus account. If excessive turnover, defined as annualized purchases and redemptions exceeding 50% of assets, is detected, the Fund will notify the intermediary and request that the intermediary review individual account transactions for excessive or short-term trading activity and confirm to the Fund that appropriate action has been taken to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Funds may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail). The Fund will continue to monitor the turnover attributable to an intermediary's omnibus account arrangement and may consider whether to terminate the relationship if the intermediary does not demonstrate that appropriate action has been taken.

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Risks to Shareholders Resulting From Imposition of Account Blocks in Response
to Excessive Short-term Trading Activity. A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in a Fund that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Fund shares, which could be costly if, for example, these shares have declined in value, the shareholder recently paid a front-end sales charge or the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Fund shares and avoid frequent trading in Fund shares.

Limitations on Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the Funds and their agents to detect excessive or short duration trading in Fund shares, there is no guarantee that the Funds will be able to identify these shareholders or curtail their trading practices. In particular, the Funds may not be able to detect excessive or short-term trading in Fund shares attributable to a particular investor who effects purchase and/or exchange activity in Fund shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Fund shares.

HOW THE FUNDS VALUE THEIR SHARES
Each Fund's NAV is calculated at the close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days when the Exchange is open for business. To calculate NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Fund invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Fund.

The Funds value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of each Fund's Board of Directors. When a Fund uses fair value pricing, it may take into account any factors it deems appropriate. A Fund may determine fair value based upon developments related to a specific security and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

Securities for which market quotations are not readily available or deemed unreliable (including restricted securities) are valued at fair market value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer or analysts, or by analysis of the issuer's financial statements. The Funds may use fair value pricing more frequently for foreign securities because, among other things, most foreign markets close well before the Funds value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of these foreign securities. The Funds may value these securities using fair value prices based on independent pricing services or third party vendor tools to the extent available.

Subject to the Board's oversight, each Fund's Board has delegated responsibility for valuing a Fund's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Fund's assets on behalf of the Fund. The Valuation Committee values Fund assets as described above.

Your order for purchase, sale, or exchange of shares is priced at the next-determined NAV after your order is received in proper form by the Fund.

MORE INFORMATION ABOUT THE FUNDS AND THEIR INVESTMENTS
--------------------------------------------------------------------------------

This section of the Prospectus provides additional information about the Funds' investment practices and risks. Most of these investment practices are discretionary, which means that the Adviser may or may not decide to use them. This Prospectus does not describe all of a Fund's investment practices and additional descriptions of each Fund's strategies, investments, and risks can be found in the Fund's SAI.

Derivatives Each Fund may, but is not required to, use derivatives for risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. A Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

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



The principal types of derivatives in which the Funds invest are options, futures, forwards and swaps, which are described below. Derivatives may be
(i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts, generally referred to as over-the-counter derivatives. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

A Fund's use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indices that they are designed to track. Other risks include: the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); and the risk that the counterparty will not perform its obligations.

The Funds may use the following types of derivatives.

.. Forward Contracts. A forward contract is a customized, privately negotiated agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. A forward contract is either settled by physical delivery of the commodity or tangible asset to an agreed-upon location at a future date, rolled forward into a new forward contract or, in the case of a non-deliverable forward, by a cash payment at maturity. The Funds' investments in forward contracts include the following:

   Forward Currency Exchange Contracts. A Fund may purchase or sell currency exchange contracts to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies. A Fund may enter into a forward contract as transaction hedge (to "lock in" the U.S. dollar price of a non-U.S. dollar security), as position hedge (to protect the value of securities the Fund owns that are denominated in a foreign currency against substantial changes in the value of the foreign currency) or as cross-hedge (to protect the value of securities the Fund owns that are denominated in a foreign currency against substantial changes in the value of that foreign currency by entering into a forward contract for a different foreign currency that is expected to change in the same direction as the currency in which the securities are denominated).

.. Futures Contracts and Options on Futures Contracts. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise.

.. Options. An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. A Fund may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. The Funds' investments include the following:

   Options on Foreign Currencies. A Fund may invest in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for the purpose of protecting against declines in the U.S. Dollar value of foreign currency denominated securities held by a Fund and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Fund may forfeit the entire amount of the premium plus related transaction costs.

   Options on Securities. A Fund may purchase or write a put or call option on securities. The Fund will only exercise an option it purchased if the price of the security was less (in the case of a put option) or more (in the case of a call option) than the exercise price. If the Fund does not exercise an option, the premium it paid for the option will be lost. Normally, a Fund will write only "covered" options, which means writing an option for securities the Fund owns, but may write an uncovered call option for cross-hedging purposes.

   Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

.. Swap Transactions. A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference

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


 to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset
  (the "notional" principal amount). The Funds' investments in swap transactions include the following:

   Interest Rate Swaps. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

   Swaptions, Caps, and Floors. An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

   The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. Caps and floors may be less liquid than swaps.

   Interest rate swap, cap, and floor transactions may be used to preserve a return or spread on a particular investment or a portion of a Fund's portfolio or protecting against an increase in the price of securities a Fund anticipates purchasing at a later date. These transactions do not involve the delivery of securities or other underlying assets or principal.

   Unless there is a counterparty default, the risk of loss to a Fund from interest rate transactions is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

   Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Fund may be either the buyer or seller in the transaction. If a Fund is a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, a Fund typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. If a Fund is a buyer and no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value. The value of the reference obligation received by a Fund coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

   Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

   Currency Swaps. Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations. If there is a default by the counterparty to the transaction, the Fund will have contractual remedies under the transaction agreements.

..  Other Derivative Investments

   Eurodollar Instruments. Eurodollar instruments are essentially
   U.S. Dollar-denominated futures contracts or options that are linked to London Interbank Offered Rate (LIBOR). Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings.

   Structured Instruments. As part of its investment program and to maintain greater flexibility, each Fund may invest in structured instruments. Structured instruments, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Generally, a structured instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, structured instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

   Structured instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular structured instrument, changes in a Benchmark may be magnified by the terms of the structured instrument and have an even more dramatic and substantial effect upon the value of the structured instrument. Also, the prices of the structured instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

   Structured instruments can have volatile prices and limited liquidity, and their use by a Fund may not be successful. The risk of these investments can be substantial; possibly all of the principal is at risk. No Fund will invest more than 20% of its total assets in these investments.

Forward Commitments Forward commitments for the purchase or sale of securities may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

The Funds may invest significantly in TBA-mortgage-backed securities. A TBA or "To Be Announced" trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed rate or variable rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, FNMA or FHLMC are subsequently allocated to the TBA transactions.

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. The use of forward commitments helps a Fund to protect against anticipated changes in interest rates and prices.

Illiquid Securities Under current Commission guidelines, the Funds limit their investments in illiquid securities to 15% of their net assets. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount a Fund has valued the securities. A Fund that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 or certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Indexed Commercial Paper Indexed commercial paper may have its principal linked to changes in foreign currency exchange rates whereby its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the referenced exchange rate. A Fund will receive interest and principal payments on such commercial paper in the currency in which such commercial paper is denominated, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables a Fund to hedge (or cross-hedge) against a decline in the U.S. Dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. A Fund will purchase such commercial paper for hedging purposes only, not for speculation.

Inflation-Protected Securities Inflation-protected securities, or IPS, are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of these securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.

Inflation-protected securities tend to react to changes in real interest rates. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

Investment in Other Investment Companies The Funds may invest in other investment companies as permitted by the 1940 Act or the rules and regulations thereunder. The Funds intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act. If a Fund acquires shares in investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Fund's expenses. A Fund may also invest in exchange traded funds, subject to the restrictions and limitations of the 1940 Act.

Loans of Portfolio Securities For the purposes of achieving income, a Fund may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided a number of conditions are satisfied, including that the loan is fully collateralized. Securities lending involves the possible loss of rights in the collateral or delay in the recovery of collateral if the borrower fails to return the securities loaned or becomes insolvent. When a Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. The Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan.

Loan Participations. The Funds may invest in corporate loans either by participating as co-lender at the time the loan is originated or by buying an interest in the loan in the secondary market from a financial institution or institutional investor. The financial status of an institution interposed between a Fund and a borrower may affect the ability of the Fund to receive principal and interest payments.

The success of a Fund may depend on the skill with which an agent bank administers the terms of the corporate loan agreements, monitors borrower compliance with covenants, collects principal, interest and fee payments from borrowers and, where necessary, enforces creditor remedies against borrowers. Agent banks typically have broad discretion in enforcing loan agreements.

Mortgage-Related and Other Asset-Backed Securities Each Fund may invest in mortgage-related or other asset-backed securities. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities ("SMBSs") and other securities that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property.

The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early prepayments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose a Fund to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, a Fund may not be able to realize the rate of return it expected.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities.

Each Fund may invest in collateralized debt obligations ("CDOs"), which includes collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust, which is backed by a diversified pool of high-risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The Funds may invest in other asset-backed securities that have been offered to investors.

Other Asset-Backed Securities The Funds may invest in other asset-backed securities. The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purposes corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations.

Repurchase Agreements Each Fund may enter into repurchase agreements in which a Fund purchases a security from a bank or broker-dealer, which agrees to repurchase the security from the Fund at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If the bank or broker-dealer defaults on its repurchase obligation, a Fund would suffer a loss to the extent that the proceeds from the sale of the security were less than the repurchase price.

Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings Each Fund may enter into reverse purchase agreements and dollar rolls, subject to the Fund's limitations on borrowings. A reverse repurchase agreement or dollar roll involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for a Fund. In addition, reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities a Fund is obligated to repurchase may decline below the purchase price.

Dollar rolls involve sales by a Fund of securities for delivery in the current month and the Fund's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, a Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

Rights and Warrants Rights and warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

Short Sales The Funds may make short sales a part of overall portfolio management or to offset a potential decline in the value of a security. A short sale involves the sale of a security that a Fund does not own, or if the Fund owns the security, is not to be delivered upon consummation of the sale. When the Fund makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale.

If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a short-term capital gain. Although a Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Standby Commitment Agreements Standby commitment agreements are similar to put options that commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether the security ultimately is issued. The Funds will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Fund and unavailable on a firm commitment basis.

There is no guarantee that a security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

Structured Securities The Funds may invest in securities issued in structured financing transactions, which generally involve aggregating types of debt assets in a pool or special purpose entity and then issuing new securities. Types of structured financings include securities described elsewhere in this Prospectus, such as mortgage-related and other asset-backed securities. The Funds' investments include investments in structured securities that represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of structured securities backed by, or representing interests in, the underlying instruments. Because these types of structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.

Variable, Floating and Inverse Floating Rate Instruments Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

The Funds may also invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may have greater volatility in market value, in that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed rate securities.

Zero Coupon and Principal-Only Securities Zero coupon securities and principal-only (PO) securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.

Foreign (Non-U.S.) Securities Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. A Fund that invests in foreign fixed-income securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody, and settlements may in some instances be subject to delays and legal and administrative uncertainties. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of a Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to a Fund. These factors may affect the liquidity of a Fund's investments in any country and the Adviser will monitor the effect of any such factor or factors on a Fund's investments. Transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation, or other confiscation, a Fund could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.

Investments in securities of companies in emerging markets involve special risks. There are approximately 100 countries identified by the World Bank as Low Income, Lower Middle Income and Upper Middle Income countries that are generally regarded as Emerging Markets. Emerging market countries that the Adviser currently considers for investment are listed below. Countries may be added to or removed from this list at any time.

  Algeria
  Argentina
  Belize
  Brazil
  Bulgaria
  Chile
  China

  Colombia
  Costa Rica
  Cote D'Ivoire
  Croatia
  Czech Republic
  Dominican Republic
  Ecuador
  Egypt
  El Salvador
  Guatemala
  Hungary
  India
  Indonesia
  Israel
  Jamaica
  Jordan
  Kazakhstan
  Lebanon
  Malaysia
  Mexico
  Morocco
  Nigeria
  Pakistan
  Panama
  Peru
  Philippines
  Poland
  Qatar
  Romania
  Russia
  Slovakia
  Slovenia
  South Africa
  South Korea
  Taiwan
  Thailand
  Trinidad & Tobago
  Tunisia
  Turkey
  Ukraine
  Uruguay
  Venezuela

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Foreign (Non-U.S.) Currencies A Fund that invests some portion of its assets in securities denominated in, and receives revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. Foreign currency exchange rates may fluctuate significantly. They are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments. In light of these risks, a Fund may engage in certain currency hedging transactions, as described above, which involve certain special risks.

Borrowing and Leverage The Funds may use borrowings for investment purposes subject to the limit imposed by the 1940 Act, which is up to 33 1/3% of a Fund's assets. Borrowings by a Fund result in leveraging of the Fund's shares. Utilization of leverage, which is usually considered speculative, involves certain risks to a Fund's shareholders. These include a higher volatility of the net asset value of a Fund's shares and the relatively greater effect on the net asset value of the shares. So long as a Fund is able to realize a net return on its investment portfolio that is higher than the interest expense paid on borrowings, the effect of leverage will be to cause the Fund's shareholders to realize a higher current net investment income than if the Fund were not leveraged. If the interest expense on borrowings approaches the net return on a Fund's investment portfolio, the benefit of leverage to the Fund's shareholders will be reduced. If the interest expense on borrowings were to exceed the net return to shareholders, a Fund's use of leverage would result in a lower rate of return. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share. In an extreme case, if a Fund's current investment income were not sufficient to meet the interest expense on borrowings, it could be necessary for the Fund to liquidate certain of its investments and reduce the net asset value of a Fund's shares.

In the event of an increase in rates on U.S. Government securities or other changed market conditions, to the point where leverage could adversely affect a Fund's shareholders, as noted above, or in anticipation of such changes, each Fund may increase the percentage of its investment portfolio invested in U.S. Government securities, which would tend to offset the negative impact of leverage on Fund shareholders. A Fund may also reduce the degree to which it is leveraged by repaying amounts borrowed.

Investment in Below Investment Grade Fixed-Income Securities Investments in securities rated below investment grade may be subject to greater risk of loss of principal and interest than higher-rated securities. These securities are also generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of these securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, below investment grade securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

The market for these securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for these securities, a Fund may experience difficulty in valuing such securities and, in turn, the Fund's assets.

Unrated Securities A Fund may invest in unrated securities when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Fund to a degree comparable to that of rated securities that are consistent with the Fund's objective and policies.

Sovereign Debt Obligations No established secondary markets may exist for many of the sovereign debt obligations. Reduced secondary market liquidity may have an adverse effect on the market price and a Fund's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain sovereign debt obligations may also make it more difficult for a Fund to obtain accurate market quotations for the purpose of valuing its portfolio. Market quotations are generally available on many sovereign debt obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

By investing in sovereign debt obligations, the Funds will be exposed to the direct or indirect consequences of political, social, and economic changes in various countries. Political changes in a country may affect the willingness of a foreign government to make or provide for timely payments of its obligations. The country's economic status, as reflected in, among other things, its inflation rate, the amount of its external debt and its gross domestic product, will also affect the government's ability to honor its obligations.

The Funds are permitted to invest in sovereign debt obligations that are not current in the payment of interest or principal or are in default so long as the Adviser believes it to be consistent with the Funds' investment objectives. The Funds may have limited legal recourse in the event of a default with respect to certain sovereign debt obligations it holds. For example, remedies from defaults on certain sovereign debt obligations, unlike those on private debt, must, in some cases, be pursued in the courts of the defaulting party itself. Legal recourse therefore may be significantly diminished. Bankruptcy, moratorium, and other similar laws applicable to issuers of sovereign debt obligations may be substantially different from those applicable to issuers of private debt obligations. The political context, expressed as the willingness of an issuer of sovereign debt obligations to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of securities issued by foreign governments in the event of default under commercial bank loan agreements.

Future Developments A Fund may take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

Changes in Investment Objectives and Policies Each Fund's Board of Directors may change a Fund's investment objective without shareholder approval. The Fund will provide shareholders with 60 days' prior written notice of any change to the Fund's investment objective. Unless otherwise noted, all other investment policies of a Fund may be changed without shareholder approval.

Portfolio Turnover The portfolio turnover rate for each Fund is included in the Financial Highlights section. The Funds are actively managed and, in some cases in response to market conditions or as otherwise discussed with respect to a specific Fund, a Fund's portfolio turnover may exceed 100%. A higher rate of portfolio turnover increases transaction costs and other expenses, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

Temporary Defensive Position For temporary defensive purposes in an attempt to respond to adverse market, economic, political or other conditions, each Fund may invest in certain types of short-term, liquid, investment grade or high quality (depending on the Fund) debt securities. While a Fund is investing for temporary defensive purposes, it may not meet its investment objectives.

Portfolio Holdings A description of each Fund's policies and procedures with respect to the Fund's portfolio securities is available in the Fund's SAI.

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Each Fund's adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105. The Adviser is a leading international investment adviser supervising client accounts with assets as of September 30, 2006, totaling approximately $659 billion (of which approximately $82 billion represented assets of investment companies). As of September 30, 2006, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 41 of the nation's FORTUNE 100 companies), for public employee retirement funds in 37 states, for investment companies, and for foundations, endowments, banks and insurance companies world-wide. The 44 registered investment companies managed by the Adviser, comprising 125 separate investment portfolios, currently have approximately 4.0 million shareholder accounts.

The Adviser provides investment advisory services and order placement facilities for each of the Funds. For these advisory services, the Funds paid the Adviser during its most recent fiscal year as a percentage of average daily net assets:

                                                   Fee as a
                                                 percentage of
                                                 average daily Fiscal Year
      Fund                                        net assets      Ended
      ----                                       ------------- -----------
      AllianceBernstein Short Duration                .48%       9/30/06
      AllianceBernstein U.S. Government               .44%       9/30/06
      AllianceBernstein Intermediate Bond             .25%*     10/31/06
      AllianceBernstein Corporate Bond                .50%       9/30/06
      AllianceBernstein High Yield                    .50%       9/30/06
      AllianceBernstein Emerging Market Debt          .50%      10/31/06
      AllianceBernstein Global Strategic Income       .50%      10/31/06
      AllianceBernstein Global Government Income      .50%       9/30/06

--------
* Fee stated net of any waivers and/or reimbursements. See "Fees and Expenses of the Funds" at the beginning of the Prospectus for more information about fee waivers.

A discussion regarding the basis for the Board of Directors' approval of each Fund's investment advisory agreement is available in the Fund's annual report to shareholders for the fiscal year ended shown in the table above.

The Adviser may act as an investment adviser to other persons, firms, or corporations, including investment companies, hedge funds, pension funds, and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Funds. Certain other clients of the Adviser may have investment objectives and policies similar to those of a Fund. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with a Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including a Fund. When two or more of the clients of the Adviser (including a Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

PORTFOLIO MANAGERS
The management of and investment decisions for the Funds' portfolios are made by certain Investment Policy Teams. Each Investment Policy Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. No one person is principally responsible for coordinating each Fund's investments.

The following table lists the Investment Policy Teams, the person within each Investment Policy Team with the most significant responsibility for day-to-day management of the Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:

       Fund and                              Principal Occupation(s)
      Responsible         Employee; Year;    During the Past Five (5)
         Team                  Title                  Years
      -----------       -------------------- ------------------------
AllianceBernstein Short S. Sean Kelleher;     Senior Vice President
Duration Portfolio      since October         of the Adviser, with
                        2005; Senior Vice     which he has been
U.S. Investment Grade:  President of the      associated in a
Liquid Markets/         Adviser and Director  substantially similar
Structured Products     of Liquid Markets     capacity to his
Investment Team                               current position since
                                              prior to 2002, and
                                              Director of Liquid
                                              Markets.

                        Raymond Wong;         Vice President of the
                        since October         Adviser, with which
                        2005; Vice            he has been
                        President of the      associated in a
                        Adviser               substantially similar
                                              capacity to his
                                              current position since
                                              prior to 2002.


      Fund and                              Principal Occupation(s)
     Responsible         Employee; Year;    During the Past Five (5)
        Team                  Title                  Years
     -----------       -------------------- ------------------------
                       Lipkee Lu; since      Vice President of the
                       October 2005; Vice    Adviser, with which
                       President of the      he has been
                       Adviser               associated in a
                                             substantially similar
                                             capacity to his
                                             current position since
                                             2005. Prior thereto,
                                             he was a Senior Vice
                                             President and
                                             Portfolio Manager at
                                             Deerfield Capital
                                             Management LLC
                                             since prior to 2002.

                       Shawn E. Keegan;      Vice President of the
                       since October         Adviser, with which
                       2005; Vice            he has been
                       President of the      associated in a
                       Adviser               substantially similar
                                             capacity to his
                                             current position since
                                             prior to 2002.

AllianceBernstein U.S. Kewjin Yuoh; since    Vice President of the
Government Portfolio   November 2003;        Adviser, with which
                       Vice President of     he has been
U.S. Investment Grade: the Adviser           associated in a
Structured Asset                             substantially similar
Investment Team                              capacity to his
                                             current position since
                                             March 2003. Prior
                                             thereto, he was a
                                             Vice President of
                                             Credit Suisse Asset
                                             Management since
                                             prior to 2002.

                       S. Sean Kelleher;     (see above)
                       since October
                       2005; (see above)

                       Lipkee Lu; since      (see above)
                       October 2005; (see
                       above)

AllianceBernstein      Alison M. Martier;    Senior Vice President
Intermediate Bond      since May 2005;       of the Adviser, with
Portfolio              Senior Vice           which she has been
                       President of the      associated in a
U.S. Investment Grade: Adviser and Director  substantially similar
Core Fixed Income      of U.S. Core Fixed    capacity to her
Investment Team        Income                current position since
                                             prior to 2002, and
                                             Director of U.S. Core
                                             Fixed Income.

                       Greg J. Wilensky;     Vice President of the
                       since October         Adviser, with which
                       2005; Vice            he has been
                       President of the      associated in a
                       Adviser and Director  substantially similar
                       of Stable Value       capacity to his
                       Investments           current position since
                                             prior to 2002, and
                                             Director of Stable
                                             Value Investments.

       Fund and                               Principal Occupation(s)
      Responsible          Employee; Year;    During the Past Five (5)
         Team                   Title                  Years
      -----------        -------------------- ------------------------
                         Shawn E. Keegan;      (see above)
                         since October
                         2005; (see above)

                         Joran Laird; since    Vice President of the
                         October 2005; Vice    Adviser, with which
                         President of the      he has been
                         Adviser               associated in a
                                               substantially similar
                                               capacity to his
                                               current position since
                                               prior to 2002.

                         Jeffrey S. Phlegar;   Executive Vice
                         since October         President of the
                         2005; Executive       Adviser, with which
                         Vice President of     he has been
                         the Adviser, Chief    associated in a
                         Investment Officer    substantially similar
                         and Co-Head of        capacity to his
                         Fixed Income          current position since
                                               prior to 2002, Chief
                                               Investment Officer
                                               and Co-Head of
                                               Fixed Income.

AllianceBernstein        Jeffrey S. Phlegar;   (see above)
Corporate Bond           since April 2006;
Portfolio                (see above)

Global Credit Investment Andrew M. Aran;       Senior Vice President
Team                     since April 2006;     of the Adviser, with
                         Senior Vice           which he has been
                         President of the      associated in a
                         Adviser and Director  substantially similar
                         of Global Credit      capacity to his
                         Strategies            current position since
                                               prior to 2002 and
                                               Director of Global
                                               Credit Strategies.

                         Lawrence J. Shaw;     Senior Vice President
                         since August 2002;    of the Adviser, with
                         Senior Vice           which he has been
                         President of the      associated in a
                         Adviser               substantially similar
                                               capacity to his
                                               current position since
                                               prior to 2002.

                         Gershon Distenfeld;   Vice President of the
                         since April 2006;     Adviser, with which
                         Vice President of     he has been
                         the Adviser           associated in a
                                               substantially similar
                                               capacity to his
                                               current position since
                                               prior to 2002.


       Fund and                               Principal Occupation(s)
      Responsible          Employee; Year;    During the Past Five (5)
         Team                   Title                  Years
      -----------        -------------------- ------------------------
AllianceBernstein High   Douglas J. Peebles;  Executive Vice
Yield Fund               since April 2006;    President of the
                         Executive Vice       Adviser, with which
Global Credit Investment President of the     he has been
Team                     Adviser, Chief       associated in a
                         Investment Officer   substantially similar
                         and Co-Head of       capacity to his
                         Fixed-Income         current position since
                                              prior to 2002, Chief
                                              Investment Officer
                                              and Co-Head of
                                              Fixed Income.

                         Andrew M. Aran;      (see above)
                         since April 2006;
                         (see above)

                         Joel J. McKoan;      Senior Vice President
                         since April 2006;    of the Adviser, with
                         Senior Vice          which he has been
                         President of the     associated in a
                         Adviser and Director substantially similar
                         of Credit            capacity to his
                                              current position since
                                              2003 and Director of
                                              Credit. Prior to 2003,
                                              Mr. McKoan was a
                                              Managing Director at
                                              UBS Warburg where
                                              he headed the North
                                              American Debt
                                              Syndicate Group,
                                              with responsibility for
                                              primary trading of
                                              corporate debt,
                                              emerging market-
                                              debt and structured
                                              products and was
                                              Global Co-Head of
                                              the CDO Group at
                                              UBS Warburg since
                                              prior to 2002.

                         Gershon Distenfeld;  (see above)
                         since May 2005;
                         (see above)

AllianceBernstein        Paul J. DeNoon;      Senior Vice President
Emerging Market Debt     since August 2002;   of the Adviser, with
Fund                     Senior Vice          which he has been
                         President of the     associated in a
Global Fixed Income:     Adviser and Director substantially similar
Emerging Markets         of Emerging Market   capacity to his
Investment Team          Debt                 current position since
                                              prior to 2002, and
                                              Director of Emerging
                                              Market Debt.

       Fund and                                Principal Occupation(s)
      Responsible           Employee; Year;    During the Past Five (5)
         Team                    Title                  Years
      -----------        --------------------- ------------------------
                         Fernando Grisales;     Assistant Vice
                         since January 2005;    President of the
                         Assistant Vice         Adviser, with which
                         President of the       he has been
                         Adviser                associated since prior
                                                to 2002. He provided
                                                trade support to the
                                                Adviser's Bernstein
                                                Private Wealth Group
                                                from October 2001
                                                until June 2003. From
                                                June 2003 until
                                                January 2005, he
                                                worked as a portfolio
                                                assistant for the
                                                Global Fixed Income
                                                Team and became an
                                                Assistant Portfolio
                                                Manager for the
                                                Global Fixed Income:
                                                Emerging Markets
                                                Investment Team in
                                                January 2005.

                         Michael L. Mon;        Vice President of the
                         since August 2002;     Adviser, with which
                         Vice President of      he has been
                         the Adviser            associated in a
                                                substantially similar
                                                capacity to his
                                                current position since
                                                prior to 2002.

                         Douglas J. Peebles;    (see above)
                         since August 2002;
                         (see above)

                         Matthew S.             Vice President of the
                         Sheridan; since        Adviser, with which
                         October 2005; Vice     he has been
                         President of the       associated in a
                         Adviser                substantially similar
                                                capacity to his
                                                current position since
                                                prior to 2002.

AllianceBernstein Global Douglas J. Peebles;    (see above)
Strategic Income Trust   since inception; (see
                         above)                 (see above)
Global Fixed Income      Paul J. DeNoon;
Investment Team          since October
                         2005; (see above)
Global Credit Investment
Team

                         Michael L. Mon;        (see above)
                         since October
                         2005; (see above)

                         Gershon Distenfeld;    (see above)
                         since April 2006;
                         (see above)

                         Matthew S.             (see above)
                         Sheridan; since
                         April 2006; (see
                         above)


       Fund and                                Principal Occupation(s)
      Responsible           Employee; Year;    During the Past Five (5)
         Team                    Title                  Years
      -----------        --------------------- ------------------------
AllianceBernstein Global Paul J. DeNoon;        (see above)
Government Income        since August 2002;
Trust                    (see above)            (see above)

Global Fixed Income      Michael L. Mon;
Investment Team          since September
                         2003; (see above)

                         Douglas J. Peebles;    (see above)
                         since inception; (see
                         above)

                         Scott DiMaggio;        Vice President of the
                         since August 2005;     Adviser, with which
                         Vice President of      he has been
                         the Adviser and        associated in a
                         Director of Canada     substantially similar
                         Fixed Income           capacity to his
                                                current position since
                                                prior to 2002, and
                                                Director of Canada
                                                Fixed Income.

                         Matthew S.             (see above)
                         Sheridan; since
                         January 2007; (see
                         above)

                         Fernando Grisales;     (see above)
                         since January 2007;
                         (see above)


LEGAL PROCEEDINGS
As has been previously reported in the press, the staff of the Commission and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the Commission and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the Commission is reflected in an Order of the Commission ("Commission Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

..  the Adviser agreed to establish a $250 million fund (the "Reimbursement
   Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the Commission Order. According to the Commission Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (a) their aliquot share of losses suffered by the fund due to market timing, and (b) a proportionate share of advisory fees paid by such fund during the period of such market timing;

.. the Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

.. the Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the Commission Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Funds, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of the advisory fee it receives for managing the Funds. On September 7, 2004, each Fund's advisory agreement was amended to reflect the reduced advisory fee.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; AllianceBernstein Holding L.P. ("Holding"); AllianceBernstein Corporation; AXA Financial, Inc.; the AllianceBernstein Mutual Funds, certain officers of the Adviser ("Alliance defendants"); and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the 1940 Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws, and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Commission Order and the NYAG Order. On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount, which we previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Holding remain pending. Plaintiff seeks an unspecified amount of damages.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. the Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Holding. The Summary Order claims that the Adviser and Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 26, 2006, the Adviser, Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. On April 12, 2006, respondents' petition was denied. The Adviser intends to vigorously defend against the allegations in the WVAG Complaint. The court denied the writ and in September 2006 the Supreme Court of Appeals declined the defendants' petition for appeal. On September 22, 2006, the Adviser and Holding filed an answer and motion to dismiss the Summary Order with the Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. (the "Aucoin Complaint") was filed against the Adviser, Holding, AllianceBernstein Corporation, AXA Financial, Inc., AllianceBernstein Investments, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein Mutual Funds, including the Funds, as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein Mutual Fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from AllianceBernstein Fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the 1940 Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all AllianceBernstein Fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") which asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the 1940 Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining

Section 36(b) claim. On May 31, 2006, the District Court denied plaintiffs' motion for leave to file their amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006 the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of a Fund's shares or other adverse consequences to that Fund. This may require the Funds to sell investments held by those Funds to provide for sufficient liquidity and could have an adverse effect on the investment performance of the Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the Funds.

TRANSFER AGENCY AND RETIREMENT PLAN SERVICES
ABIS acts as the transfer agent for the Funds. ABIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance, and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.

Many Fund shares are owned by financial intermediaries for the benefit of their customers. Retirement plans also may hold Fund shares in the name of the plan, rather than the participant. In those cases, the Fund often does not maintain an account for you. Thus, some or all of the transfer agency functions for these and certain other accounts are performed by the financial intermediaries and plan recordkeepers. The Funds, ABI and/or the Adviser pay to these financial intermediaries and recordkeepers, including those that sell shares of the AllianceBernstein Mutual Funds, fees for sub-transfer agency and recordkeeping services in amounts ranging up to $19 per customer fund account per annum and/or up to 0.25% per annum of the average daily assets held through the intermediary. To the extent any of these payments for recordkeeping services or transfer agency services are made by the Fund, they are included in the amount appearing opposite the caption "Other Expenses" found in the Fund expense tables under "Fees and Expenses of the Funds." In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

Each Fund's income dividends and capital gains distributions, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund. If paid in additional shares, the shares will have an aggregate net asset value as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid in check, or at your election, electronically via the ACH network.

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to the Adviser, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.

While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and timing of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that a Fund will pay any dividends or realize any capital gains. The final determination of the amount of a Fund's return of capital distributions for the period will be made after the end of each calendar year.

You will normally have to pay federal income tax, and any state or local income taxes, on the distributions you receive from a Fund, whether you take the distributions in cash or reinvest them in additional shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated as capital gain dividends are taxable as long-term capital gains. For taxable years beginning on or before December 31, 2010, distributions of dividends to a Fund's non-corporate shareholders may be treated as "qualified dividend income", which is taxed at reduced rates, if such distributions are derived from, and designated by a Fund as, "qualified dividend income" and provided that holding period and other requirements are met by both the shareholder and the Fund. "Qualified dividend income" generally is income derived from dividends from U.S. corporations and "qualified foreign corporations." Other distributions by a Fund are generally taxable to you as ordinary income. Dividends declared in October, November, or December and paid in

January of the following year are taxable as if they had been paid the previous December. A Fund will notify you as to how much of the Fund's distributions, if any, qualify for these reduced tax rates.

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that a Fund is liable for foreign income taxes withheld at the source, the Fund intends, if possible, to operate so as to meet the requirements to "pass through" to the Fund's shareholders for foreign income taxes paid (or to permit shareholders to claim a deduction for such foreign taxes), but there can be no assurance that any Fund will be able to do so, and Funds that invest primarily in U.S. securities will not do so. Furthermore, a shareholder's ability to claim a foreign tax credit or deduction for foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim a credit or deduction all or a portion of the amount of such taxes.

Under certain circumstances, if a Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of a Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as a capital gain.

If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.

Each year shortly after December 31, each Fund will send its shareholders tax information stating the amount and type of all its distributions for the year. Consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances.

NON-U.S. SHAREHOLDERS
If you are a nonresident alien individual or a foreign corporation for federal income tax purposes, please see the Funds' SAIs for information on how you may be affected by the American Jobs Creation Act of 2004, including new rules for a Fund's distributions of gain attributable to "U.S. real property interests."

CONVERSION FEATURE
--------------------------------------------------------------------------------

As described above, Advisor Class shares may be held solely through certain fee-based program accounts and employee benefit plans, and by investment advisory clients of, and certain persons associated with, the Adviser and its affiliates or a Fund. If a holder of Advisor Class shares (i) ceases to participate in the fee-based program or plan, or (ii) is otherwise no longer eligible to purchase Advisor Class shares (each a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically to Class A shares of the same Fund. A Fund will provide the shareholder with at least 30 days advance notice of such conversion. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative NAV of the two classes and without the imposition of any sales load, fee, or other charge. Class A shares have a higher expense ratio, may pay lower dividends, and may have a lower NAV than Advisor Class shares.

GENERAL INFORMATION
--------------------------------------------------------------------------------

Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that has remained below $500 for 90 days.

During drastic economic or market developments, you might have difficulty reaching ABIS by telephone, in which event you should issue written instructions to ABIS. ABIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. ABIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. ABIS offers a variety of shareholder services. For more information about these services or your account, call ABIS's toll-free number, 800-221-5672. Some services are described in the Subscription Application.

Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Fund, all AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call ABIS at 1-800-221-5672. We will resume separate mailings for your account within 30 days of your request.

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

Bonds are interest-bearing or discounted government or corporate securities that obligate the issuer to pay the bond holder a specified sum of money, usually at specified intervals, and to repay the principal amount of the loan at maturity.

Duration As a technical matter, duration is a measure that relates the price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal payments. Duration is always less than or equal to full maturity. As a practical matter, duration may be used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a Fund with a longer average portfolio duration will be more sensitive to changes in interest rates, and may have more risk, than a Fund with a shorter average portfolio duration. By way of example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point.

Fixed-income securities are investments, such as bonds, that pay a fixed rate of return.

Mortgage-related securities are pools of mortgage loans that are assembled for sale to investors (such as mutual funds) by various governmental, government-related, and private organizations.

Sovereign debt obligations are foreign government debt securities, loan participations between foreign governments and financial institutions, and interests in entities organized and operated for the purpose of restructuring the investment characteristics of foreign government securities.

Supranational entities are international organizations formed by two or more governments. Examples of supranational entities include the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the International Finance Corporation and the European Bank for Reconstruction and Development.

U.S. Government securities are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by certain government-sponsored entities (entities chartered by or sponsored by Act of Congress). These securities include securities backed by the full faith and credit of the United States, those supported by the right of the issuer to borrow from the U.S. Treasury, and those backed only by the credit of the issuing agency or entity itself. The first category includes U.S. Treasury securities (which are U.S. Treasury bills, notes, and bonds) and certificates issued by GNMA. U.S. Government securities not backed by the full faith and credit of the United States or a right to borrow from the U.S. Treasury include certificates issued by FNMA and FHLMC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand each Fund's financial performance for the past five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single share of a class of each Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, the independent registered public accounting firm for all Funds, except AllianceBernstein Short Duration, whose independent registered public accounting firm is PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in each Fund's Annual Report, which is available upon request.

                                    Income from Investment Operations       Less: Dividends and Distributions
                                  -------------------------------------  ---------------------------------------
                                                            Net Increase
                        Net Asset             Net Realized   (Decrease)  Dividends  Distributions  Distributions
                         Value,      Net     and Unrealized in Net Asset  from Net   in Excess of     from Net
                        Beginning Investment Gain (Loss) on  Value from  Investment Net Investment Realized Gain
Fiscal Year or Period   of Period Income (a)  Investments    Operations    Income       Income     on Investments
---------------------   --------- ---------- -------------- ------------ ---------- -------------- --------------
Short Duration
 Class A
 Year Ended 9/30/06....  $12.39      $.45        $(.06)        $ .39       $(.47)       $0.00          $0.00
 Year Ended 9/30/05....   12.67       .33         (.24)          .09        (.36)        0.00           (.01)
 Year Ended 9/30/04....   12.84       .27         (.13)          .14        (.29)        0.00           (.02)
 5/21/03(e) to 9/30/03.   12.87       .08         (.03)          .05        (.08)        0.00           0.00
 Class B
 Year Ended 9/30/06....  $12.39      $.36        $(.05)        $ .31       $(.39)       $0.00          $0.00
 Year Ended 9/30/05....   12.67       .24         (.24)          .00        (.27)        0.00           (.01)
 Year Ended 9/30/04....   12.84       .17         (.12)          .05        (.20)        0.00           (.02)
 5/21/03(e) to 9/30/03.   12.87       .05         (.03)          .02        (.05)        0.00           0.00
 Class C
 Year Ended 9/30/06....  $12.38      $.36        $(.05)        $ .31       $(.39)       $0.00          $0.00
 Year Ended 9/30/05....   12.66       .24         (.24)          .00        (.27)        0.00           (.01)
 Year Ended 9/30/04....   12.84       .17         (.13)          .04        (.20)        0.00           (.02)
 5/21/03(e) to 9/30/03.   12.87       .05         (.03)          .02        (.05)        0.00           0.00
U.S. Government
 Class A
 Year Ended 9/30/06....  $ 6.98      $.30        $(.13)        $ .17       $(.31)       $0.00          $0.00
 Year Ended 9/30/05....    7.11       .28         (.12)          .16        (.29)        0.00           0.00
 Year Ended 9/30/04....    7.27       .30(g)      (.13)          .17        (.33)        0.00           0.00
 7/1/03 to 9/30/03(i)..    7.49       .06         (.20)         (.14)       (.08)        0.00           0.00
 Year Ended 6/30/03....    7.21       .27          .35           .62        (.34)        0.00           0.00
 Year Ended 6/30/02(j).    7.14       .37          .13           .50        (.37)        (.03)          0.00
 Class B
 Year Ended 9/30/06....  $ 6.98      $.24        $(.12)        $ .12       $(.26)       $0.00          $0.00
 Year Ended 9/30/05....    7.11       .23         (.12)          .11        (.24)        0.00           0.00
 Year Ended 9/30/04....    7.27       .25(g)      (.13)          .12        (.28)        0.00           0.00
 7/1/03 to 9/30/03(i)..    7.49       .05         (.20)         (.15)       (.07)        0.00           0.00
 Year Ended 6/30/03....    7.21       .22          .35           .57        (.29)        0.00           0.00
 Year Ended 6/30/02(j).    7.14       .32          .13           .45        (.32)        (.03)          0.00
 Class C
 Year Ended 9/30/06....  $ 6.99      $.25        $(.12)        $ .13       $(.27)       $0.00          $0.00
 Year Ended 9/30/05....    7.12       .23         (.12)          .11        (.24)        0.00           0.00
 Year Ended 9/30/04....    7.28       .25(g)      (.13)          .12        (.28)        0.00           0.00
 7/1/03 to 9/30/03(i)..    7.50       .05         (.20)         (.15)       (.07)        0.00           0.00
 Year Ended 6/30/03....    7.22       .22          .35           .57        (.29)        0.00           0.00
 Year Ended 6/30/02(j).    7.15       .32          .13           .45        (.32)        (.03)          0.00
 Advisor Class
 Year Ended 9/30/06....  $ 7.00      $.31        $(.12)        $ .19       $(.34)       $0.00          $0.00
 Year Ended 9/30/05....    7.12       .30         (.11)          .19        (.31)        0.00           0.00
 Year Ended 9/30/04....    7.28       .32(g)      (.12)          .20        (.36)        0.00           0.00
 7/1/03 to 9/30/03(i)..    7.50       .07         (.20)         (.13)       (.09)        0.00           0.00
 Year Ended 6/30/03....    7.21       .29          .37           .66        (.37)        0.00           0.00
 Year Ended 6/30/02(j).    7.14       .39          .13           .52        (.39)        (.03)          0.00
Intermediate Bond
 Class A
 Year Ended 10/31/06...  $10.15      $.41(g)     $ .04         $ .45       $(.42)       $0.00          $0.00
 Year Ended 10/31/05...   10.43       .37(g)      (.28)          .09        (.37)        0.00           0.00
 Year Ended 10/31/04...   10.56       .33(g)       .15           .48        (.38)        0.00           (.23)
 7/1/03 to 10/31/03(i).   10.82       .12(g)      (.25)         (.13)       (.13)        0.00           0.00
 Year Ended 6/30/03....   10.25       .33(g)       .66           .99        (.42)        0.00           0.00
 Year Ended 6/30/02(j).   10.22       .46(g)       .17           .63        (.46)        (.10)          (.01)
 Class B
 Year Ended 10/31/06...  $10.15      $.38(g)     $ .04         $ .42       $(.39)       $0.00          $0.00
 Year Ended 10/31/05...   10.42       .29(g)      (.25)          .04        (.31)        0.00           0.00
 Year Ended 10/31/04...   10.55       .27(g)       .14           .41        (.31)        0.00           (.23)
 7/1/03 to 10/31/03(i).   10.81       .09(g)      (.25)         (.16)       (.10)        0.00           0.00
 Year Ended 6/30/03....   10.24       .26(g)       .66           .92        (.35)        0.00           0.00
 Year Ended 6/30/02(j).   10.21       .38(g)       .16           .54        (.38)        (.09)          (.01)
 Class C
 Year Ended 10/31/06...  $10.13      $.34(g)     $ .04         $ .38       $(.35)       $0.00          $0.00
 Year Ended 10/31/05...   10.40       .29(g)      (.26)          .03        (.30)        0.00           0.00
 Year Ended 10/31/04...   10.53       .27(g)       .14           .41        (.31)        0.00           (.23)
 7/1/03 to 10/31/03(i).   10.79       .09(g)      (.25)         (.16)       (.10)        0.00           0.00
 Year Ended 6/30/03....   10.23       .26(g)       .65           .91        (.35)        0.00           0.00
 Year Ended 6/30/02(j).   10.19       .38(g)       .17           .55        (.38)        (.09)          (.01)
 Advisor Class
 Year Ended 10/31/06...  $10.15      $.44(g)     $ .04         $ .48       $(.45)       $0.00          $0.00
 Year Ended 10/31/05...   10.43       .39(g)      (.26)          .13        (.41)        0.00           0.00
 Year Ended 10/31/04...   10.55       .36(g)       .16           .52        (.41)        0.00           (.23)
 7/1/03 to 10/31/03(i).   10.82       .13(g)      (.26)         (.13)       (.14)        0.00           0.00
 Year Ended 6/30/03....   10.25       .36(g)       .66          1.02        (.45)        0.00           0.00
 Year Ended 6/30/02(j).   10.22       .48(g)       .18           .66        (.48)        (.11)          (.01)


--------------------------------------------------------------------------------
Please refer to the footnotes on pages 60 through 62.

        Less Distributions                                                  Ratios/Supplemental Data
----------------------------------                         ---------------------------------------------------------
Distributions                                    Total                                   Ratio of Net
in Excess of    Tax       Total     Net Asset  Investment                   Ratio of      Investment
Net Realized  Return    Dividends    Value,   Return Based   Net Assets,    Expenses        Income
   Gain on      of         and       End of   on Net Asset  End of Period  to Average     to Average      Portfolio
 Investments  Capital Distributions  Period    Value (b)   (000's Omitted) Net Assets     Net Assets    Turnover Rate
------------- ------- ------------- --------- ------------ --------------- ----------    ------------   -------------
    $0.00      $0.00      $(.47)     $12.31       3.23%       $ 37,595        1.03%(c)       3.63%(c)        157%
     0.00       0.00       (.37)      12.39        .77          42,602        1.02           2.61            220
     0.00       0.00       (.31)      12.67       1.03          58,793        1.03(d)        2.06            359
     0.00       0.00       (.08)      12.84        .48          92,075         .91(f)        1.81(f)         283
    $0.00      $0.00      $(.39)     $12.31       2.55%       $ 16,899        1.73%(c)       2.91%(c)        157%
     0.00       0.00       (.28)      12.39        .05          27,964        1.72           1.90            220
     0.00       0.00       (.22)      12.67        .32          44,281        1.75(d)        1.34            359
     0.00       0.00       (.05)      12.84        .24          34,311        1.64(f)        1.13(f)         283
    $0.00      $0.00      $(.39)     $12.30       2.54%       $ 18,923        1.74%(c)       2.93%(c)        157%
     0.00       0.00       (.28)      12.38        .05          24,096        1.72           1.90            220
     0.00       0.00       (.22)      12.66        .25          39,581        1.74(d)        1.35            359
     0.00       0.00       (.05)      12.84        .24          32,929        1.63(f)        1.11(f)         283
    $0.00      $0.00      $(.31)     $ 6.84       2.60%       $457,168        1.04%(c)       4.33%(c)        159%
     0.00       0.00       (.29)       6.98       2.31         543,547        1.30(d)        3.90            166
     0.00       0.00       (.33)       7.11       2.49         626,183        1.34(d)(h)     4.23(g)         150
     0.00       0.00       (.08)       7.27      (1.80)        811,376        1.18(d)(f)     3.43(f)         241
     0.00       0.00       (.34)       7.49       8.82         889,115        1.10(d)        3.64            976
     0.00       (.03)      (.43)       7.21       7.11         865,739        1.23(d)        5.15           1009
    $0.00      $0.00      $(.26)     $ 6.84       1.86%       $ 81,834        1.79%(c)       3.59%(c)        159%
     0.00       0.00       (.24)       6.98       1.57         138,856        2.02(d)        3.20            166
     0.00       0.00       (.28)       7.11       1.74         229,823        2.07(d)(h)     3.55(g)         150
     0.00       0.00       (.07)       7.27      (1.98)        399,040        1.90(d)(f)     2.75(f)         241
     0.00       0.00       (.29)       7.49       8.07         495,606        1.82(d)        2.95            976
     0.00       (.03)      (.38)       7.21       6.36         400,221        1.93(d)        4.41           1009
    $0.00      $0.00      $(.27)     $ 6.85       1.87%       $ 66,796        1.76%(c)       3.60%(c)        159%
     0.00       0.00       (.24)       6.99       1.58          84,303        2.02(d)        3.19            166
     0.00       0.00       (.28)       7.12       1.73         107,003        2.06(d)(h)     3.56(g)         150
     0.00       0.00       (.07)       7.28      (1.98)        167,359        1.89(d)(f)     2.76(f)         241
     0.00       0.00       (.29)       7.50       8.06         204,006        1.81(d)        2.96            976
     0.00       (.03)      (.38)       7.22       6.35         202,030        1.93(d)        4.42           1009
    $0.00      $0.00      $(.34)     $ 6.85       2.75%       $  5,259         .74%(c)       4.61%(c)        159%
     0.00       0.00       (.31)       7.00       2.76           5,981         .94(d)        4.11            166
     0.00       0.00       (.36)       7.12       2.82         247,020        1.02(d)(h)     4.52(g)         150
     0.00       0.00       (.09)       7.28      (1.72)        204,108         .89(d)(f)     3.72(f)         241
     0.00       0.00       (.37)       7.50       9.29         197,649         .81(d)        3.96            976
     0.00       (.03)      (.45)       7.21       7.41         177,834         .89(d)        5.41           1009
    $0.00      $0.00      $(.42)     $10.18       4.51%       $ 44,409         .98%(k)       4.08%(g)        446%
     0.00       0.00       (.37)      10.15        .90          52,430         .98(k)        3.53(g)         935
     0.00       0.00       (.61)      10.43       4.66          56,778         .98(k)        3.21(g)         658
     0.00       0.00       (.13)      10.56      (1.20)         68,213         .98(f)(k)     2.60(f)(g)      199
     0.00       0.00       (.42)      10.82       9.87          76,565         .98(k)        3.08(g)         867
     (.03)      0.00       (.60)      10.25       6.23          44,852         .98(k)        4.39(g)         573
    $0.00      $0.00      $(.39)     $10.18       4.20%       $ 30,154        1.33%(k)       3.75%(g)        446%
     0.00       0.00       (.31)      10.15        .30          44,944        1.68(k)        2.82(g)         935
     0.00       0.00       (.54)      10.42       3.93          66,635        1.68(k)        2.59(g)         658
     0.00       0.00       (.10)      10.55      (1.44)         96,033        1.68(f)(k)     2.01(f)(g)      199
     0.00       0.00       (.35)      10.81       9.12         113,233        1.68(k)        2.41(g)         867
     (.03)      0.00       (.51)      10.24       5.52          50,354        1.68(k)        3.70(g)         573
    $0.00      $0.00      $(.35)     $10.16       3.80%       $  9,874        1.68%(k)       3.40%(g)        446%
     0.00       0.00       (.30)      10.13        .30%         15,689        1.68(k)        2.84(g)         935
     0.00       0.00       (.54)      10.40       3.93          19,008        1.68(k)        2.60(g)         658
     0.00       0.00       (.10)      10.53      (1.44)         26,021        1.68(f)(k)     2.03(f)(g)      199
     0.00       0.00       (.35)      10.79       9.03          26,445        1.68(k)        2.41(g)         867
     (.03)      0.00       (.51)      10.23       5.63          16,131        1.68(k)        3.71(g)         573
    $0.00      $0.00      $(.45)     $10.18       4.83%       $ 29,966         .68%(k)       4.38%(g)        446%
     0.00       0.00       (.41)      10.15       1.20          29,576         .68(k)        3.72(g)         935
     0.00       0.00       (.64)      10.43       5.08         309,690         .68(k)        3.47(g)         658
     0.00       0.00       (.14)      10.55      (1.19)        258,747         .68(f)(k)     2.87(f)(g)      199
     0.00       0.00       (.45)      10.82      10.20         246,127         .68(k)        3.39(g)         867
     (.03)      0.00       (.63)      10.25       6.57         185,071         .68(k)        4.69(g)         573

--------------------------------------------------------------------------------
Please refer to the footnotes on pages 60 through 62.

                                    Income from Investment Operations       Less: Dividends and Distributions
                                  -------------------------------------  ----------------------------------------
                                                            Net Increase
                        Net Asset             Net Realized   (Decrease)  Dividends  Distributions  Distributions
                         Value,      Net     and Unrealized in Net Asset  from Net   in Excess of     from Net
                        Beginning Investment Gain (Loss) on  Value from  Investment Net Investment Realized Gain
Fiscal Year or Period   of Period Income (a)  Investments    Operations    Income       Income     on Investments
---------------------   --------- ---------- -------------- ------------ ---------- -------------- --------------
Corporate Bond
 Class A
 Year Ended 9/30/06....  $12.01      $.59        $ (.15)       $ .44       $(.61)       $0.00          $0.00
 Year Ended 9/30/05....   12.18       .66          (.19)         .47        (.64)        0.00           0.00
 Year Ended 9/30/04(l).   11.97       .75(g)        .18          .93        (.72)        0.00           0.00
 7/1/03 to 9/30/03(i)..   12.03       .18          (.06)         .12        (.18)        0.00           0.00
 Year Ended 6/30/03....   10.70       .77          1.35         2.12        (.76)        0.00           0.00
 Year Ended 6/30/02(j).   12.29       .94         (1.55)        (.61)       (.94)        0.00           0.00
 Class B
 Year Ended 9/30/06....  $12.00      $.51        $ (.16)       $ .35       $(.53)       $0.00          $0.00
 Year Ended 9/30/05....   12.17       .57          (.19)         .38        (.55)        0.00           0.00
 Year Ended 9/30/04(l).   11.96       .66(g)        .19          .85        (.64)        0.00           0.00
 7/1/03 to 9/30/03(i)..   12.02       .16          (.06)         .10        (.16)        0.00           0.00
 Year Ended 6/30/03....   10.70       .69          1.35         2.04        (.70)        0.00           0.00
 Year Ended 6/30/02(j).   12.30       .85         (1.55)        (.70)       (.85)        (.01)          0.00
 Class C
 Year Ended 9/30/06....  $12.01      $.51        $ (.16)       $ .35       $(.53)       $0.00          $0.00
 Year Ended 9/30/05....   12.18       .57          (.19)         .38        (.55)        0.00           0.00
 Year Ended 9/30/04(l).   11.96       .67(g)        .19          .86        (.64)        0.00           0.00
 7/1/03 to 9/30/03(i)..   12.02       .16          (.06)         .10        (.16)        0.00           0.00
 Year Ended 6/30/03....   10.70       .69          1.35         2.04        (.70)        0.00           0.00
 Year Ended 6/30/02(j).   12.30       .85         (1.55)        (.70)       (.85)        (.01)          0.00
 Advisor Class
 Year Ended 9/30/06....  $12.01      $.63        $ (.16)       $ .47       $(.65)       $0.00          $0.00
 Year Ended 9/30/05....   12.19       .68          (.18)         .50        (.68)        0.00           0.00
 Year Ended 9/30/04(l).   11.98       .84(g)        .13          .97        (.76)        0.00           0.00
 7/1/03 to 9/30/03(i)..   12.03       .19          (.05)         .14        (.19)        0.00           0.00
 8/8/02(e) to 6/30/03..   10.21       .69          1.85         2.54        (.70)        0.00           0.00
High Yield
 Class A
 Year Ended 9/30/06....  $ 5.92      $.42        $ (.11)       $ .31       $(.42)       $0.00          $0.00
 Year Ended 9/30/05....    6.02       .45          (.10)         .35        (.43)        0.00           0.00
 Year Ended 9/30/04....    5.98       .43(g)        .11          .54        (.50)        0.00           0.00
 9/1/03 to 9/30/03(i)..    5.90       .04           .08          .12        (.04)        0.00           0.00
 Year Ended 8/31/03....    5.33       .48           .61         1.09        (.49)        0.00           0.00
 Year Ended 8/31/02(j).    6.49       .60         (1.16)        (.56)       (.58)        0.00           0.00
 Class B
 Year Ended 9/30/06....  $ 5.92      $.38        $ (.11)       $ .27       $(.38)       $0.00          $0.00
 Year Ended 9/30/05....    6.02       .40          (.10)         .30        (.39)        0.00           0.00
 Year Ended 9/30/04....    5.99       .50(g)       (.01)         .49        (.46)        0.00           0.00
 9/1/03 to 9/30/03(i)..    5.90       .03(g)        .10          .13        (.04)        0.00           0.00
 Year Ended 8/31/03....    5.33       .43           .62         1.05        (.45)        0.00           0.00
 Year Ended 8/31/02(j).    6.50       .56         (1.17)        (.61)       (.54)        0.00           0.00
 Class C
 Year Ended 9/30/06....  $ 5.92      $.38        $ (.11)       $ .27       $(.38)       $0.00          $0.00
 Year Ended 9/30/05....    6.03       .40          (.11)         .29        (.39)        0.00           0.00
 Year Ended 9/30/04....    5.99       .45(g)        .05          .50        (.46)        0.00           0.00
 9/1/03 to 9/30/03(i)..    5.90       .03(g)        .10          .13        (.04)        0.00           0.00
 Year Ended 8/31/03....    5.33       .43           .62         1.05        (.45)        0.00           0.00
 Year Ended 8/31/02(j).    6.50       .56         (1.17)        (.61)       (.54)        0.00           0.00
 Advisor Class
 Year Ended 9/30/06....  $ 5.93      $.45        $ (.11)       $ .34       $(.44)       $0.00          $0.00
 Year Ended 9/30/05....    6.03       .48(g)       (.12)         .36        (.44)        0.00           0.00
 Year Ended 9/30/04....    5.99       .44(g)        .11          .55        (.51)        0.00           0.00
 9/1/03 to 9/30/03(i)..    5.91       .04           .08          .12        (.04)        0.00           0.00
 Year Ended 8/31/03....    5.34       .49           .61         1.10        (.50)        0.00           0.00
 Year Ended 8/31/02(j).    6.50       .62         (1.16)        (.54)       (.61)        0.00           0.00

--------------------------------------------------------------------------------
Please refer to the footnotes on pages 60 through 62.

        Less Distributions                                                    Ratios/Supplemental Data
----------------------------------                         -------------------------------------------------------------
Distributions                                    Total                                      Ratio of Net
in Excess of    Tax       Total     Net Asset  Investment                    Ratio of        Investment
Net Realized  Return    Dividends    Value,   Return Based   Net Assets,     Expenses          Income
   Gain on      of         and       End of   on Net Asset  End of Period   to Average       to Average       Portfolio
 Investments  Capital Distributions  Period    Value (b)   (000's Omitted)  Net Assets       Net Assets     Turnover Rate
------------- ------- ------------- --------- ------------ --------------- ----------       ------------    -------------
    $0.00      $0.00      $(.61)     $11.84       3.86%       $415,539        1.11%             5.06%             73%
     0.00       0.00       (.64)      12.01       3.86         483,169        1.08(d)           5.38             127
     0.00       0.00       (.72)      12.18       8.01         512,458        1.16(d)(h)        6.25(g)          230
     0.00       0.00       (.18)      11.97       1.06         535,318        1.20(d)(f)        6.18(f)           65
     0.00       (.03)      (.79)      12.03      20.75         555,979        1.16(d)           6.96             171
     0.00       (.04)      (.98)      10.70      (5.51)        520,984        1.12(d)           7.79             276
    $0.00      $0.00      $(.53)     $11.82       3.05%       $ 99,052        1.84%             4.33%             73%
     0.00       0.00       (.55)      12.00       3.13         162,973        1.80(d)           4.65             127
     0.00       0.00       (.64)      12.17       7.26         251,173        1.89(d)(h)        5.55(g)          230
     0.00       0.00       (.16)      11.96        .88         383,763        1.92(d)(f)        5.48(f)           65
     0.00       (.02)      (.72)      12.02      19.85         418,095        1.88(d)           6.27             171
     0.00       (.04)      (.90)      10.70      (6.23)        458,394        1.83(d)           7.05             276
    $0.00      $0.00      $(.53)     $11.83       3.05%       $ 90,972        1.82%             4.36%             73%
     0.00       0.00       (.55)      12.01       3.14         110,680        1.79(d)           4.65             127
     0.00       0.00       (.64)      12.18       7.35         126,685        1.87(d)(h)        5.55(g)          230
     0.00       0.00       (.16)      11.96        .88         157,719        1.91(d)(f)        5.49(f)           65
     0.00       (.02)      (.72)      12.02      19.85         168,123        1.87(d)           6.28             171
     0.00       (.04)      (.90)      10.70      (6.23)        179,418        1.82(d)           7.07             276
    $0.00      $0.00      $(.65)     $11.83       4.09%       $  5,457         .81%             5.37%             73%
     0.00       0.00       (.68)      12.01       4.10           4,971         .83(d)           5.62             127
     0.00       0.00       (.76)      12.19       8.34              86         .88(d)(h)        6.52(g)          230
     0.00       0.00       (.19)      11.98       1.22           2,883         .91(d)(f)        6.51(f)           65
     0.00       (.02)      (.72)      12.03      25.70           2,298         .88(d)(f)        6.90(f)          171
    $0.00      $0.00      $(.42)     $ 5.81       5.54%       $ 79,298        1.28%(c)          7.32%(c)(g)       57%
     0.00       (.02)      (.45)       5.92       5.84          92,770        1.16              7.31(g)           68
     0.00       0.00       (.50)       6.02       9.23         117,602        1.15(h)           7.09(g)           83
     0.00       0.00       (.04)       5.98       2.03          90,466        1.63(f)           7.60(f)           10
     0.00       (.03)      (.52)       5.90      21.38         134,674        1.38              8.33             123
     0.00       (.02)      (.60)       5.33      (9.14)         72,455        1.43             10.06              57
    $0.00      $0.00      $(.38)     $ 5.81       4.80%       $ 92,986        2.02%(c)          6.64%(c)(g)       57%
     0.00       (.01)      (.40)       5.92       5.11         146,729        1.87              6.63(g)           68
     0.00       0.00       (.46)       6.02       8.38         217,320        1.88(h)           8.18(g)           83
     0.00       0.00       (.04)       5.99       2.15         279,666        2.40(f)(g)(k)     7.11(f)           10
     0.00       (.03)      (.48)       5.90      20.55         277,190        2.11              7.79             123
     0.00       (.02)      (.56)       5.33      (9.94)        256,533        2.15              9.34              57
    $0.00      $0.00      $(.38)     $ 5.81       4.80%       $ 36,261        2.00%(c)          6.62%(c)(g)       57%
     0.00       (.01)      (.40)       5.92       4.94          46,526        1.86              6.62(g)           68
     0.00       0.00       (.46)       6.03       8.56          66,336        1.87(h)           7.40(g)           83
     0.00       0.00       (.04)       5.99       2.15          68,068        2.40(f)(g)(k)     7.11(f)           10
     0.00       (.03)      (.48)       5.90      20.54          66,427        2.10              7.72             123
     0.00       (.02)      (.56)       5.33      (9.94)         48,448        2.14              9.35              57
    $0.00      $0.00      $(.44)     $ 5.83       6.03%       $  3,890         .98%(c)          7.64%(c)(g)       57%
     0.00       (.02)      (.46)       5.93       6.14           6,924         .80              7.73(g)           68
     0.00       0.00       (.51)       6.03       9.51         179,418         .85(h)           7.26(g)           83
     0.00       0.00       (.04)       5.99       2.05         148,041        1.40(f)           8.12(f)           10
     0.00       (.03)      (.53)       5.91      21.73         145,549        1.09              8.72             123
     0.00       (.01)      (.62)       5.34      (8.82)         95,895        1.16             10.43              57

--------------------------------------------------------------------------------
Please refer to the footnotes on pages 60 through 62.

                                     Income from Investment Operations       Less: Dividends and Distributions
                                   -------------------------------------  ---------------------------------------
                                                             Net Increase
                         Net Asset             Net Realized   (Decrease)  Dividends  Distributions  Distributions
                          Value,      Net     and Unrealized in Net Asset  from Net   in Excess of     from Net
                         Beginning Investment Gain (Loss) on  Value from  Investment Net Investment Realized Gain
Fiscal Year or Period    of Period Income (a)  Investments    Operations    Income       Income     on Investments
---------------------    --------- ---------- -------------- ------------ ---------- -------------- --------------
Emerging Market Debt
 Class A
 Year Ended 10/31/06....   $8.70      $.55        $ .43         $ .98       $(.57)       $0.00          $(.14)
 Year Ended 10/31/05....    8.38       .53          .34           .87        (.55)        0.00           0.00
 Year Ended 10/31/04(l).    8.00       .49(g)       .50           .99        (.61)        0.00           0.00
 9/1/03 to 10/31/03(i)..    7.72       .11          .28           .39        (.11)        0.00           0.00
 Year Ended 8/31/03.....    6.02       .69         1.71          2.40        (.70)        0.00           0.00
 Year Ended 8/31/02(j)..    6.37       .69         (.24)          .45        (.74)        0.00           0.00
 Class B
 Year Ended 10/31/06....   $8.77      $.49        $ .44         $ .93       $(.51)       $0.00          $(.14)
 Year Ended 10/31/05....    8.45       .47          .34           .81        (.49)        0.00           0.00
 Year Ended 10/31/04(l).    8.07       .62(g)       .32           .94        (.56)        0.00           0.00
 9/1/03 to 10/31/03(i)..    7.80       .10          .28           .38        (.11)        0.00           0.00
 Year Ended 8/31/03.....    6.09       .64         1.73          2.37        (.66)        0.00           0.00
 Year Ended 8/31/02(j)..    6.45       .64         (.24)          .40        (.70)        0.00           0.00
 Class C
 Year Ended 10/31/06....   $8.79      $.49        $ .44         $ .93       $(.51)       $0.00          $(.14)
 Year Ended 10/31/05....    8.47       .47          .34           .81        (.49)        0.00           0.00
 Year Ended 10/31/04(l).    8.09       .45(g)       .49           .94        (.56)        0.00           0.00
 9/1/03 to 10/31/03(i)..    7.82       .10          .28           .38        (.11)        0.00           0.00
 Year Ended 8/31/03.....    6.10       .63         1.75          2.38        (.66)        0.00           0.00
 Year Ended 8/31/02(j)..    6.46       .64         (.24)          .40        (.70)        0.00           0.00
Global Strategic Income
 Class A
 Year Ended 10/31/06....   $8.70      $.34        $ .14         $ .48       $(.34)       $0.00          $(.22)
 Year Ended 10/31/05....    8.63       .39          .09           .48        (.41)        0.00           0.00
 Year Ended 10/31/04(l).    8.65       .48(g)       .02           .50        (.52)        0.00           0.00
 Year Ended 10/31/03....    7.75       .55          .93          1.48        (.29)        0.00           0.00
 Year Ended 10/31/02(j).    8.43       .63         (.67)         (.04)       (.52)        0.00           0.00
 Class B
 Year Ended 10/31/06....   $8.70      $.28        $ .14         $ .42       $(.27)       $0.00          $(.22)
 Year Ended 10/31/05....    8.63       .32          .10           .42        (.35)        0.00           0.00
 Year Ended 10/31/04(l).    8.65       .41(g)       .02           .43        (.45)        0.00           0.00
 Year Ended 10/31/03....    7.74       .48          .95          1.43        (.27)        0.00           0.00
 Year Ended 10/31/02(j).    8.42       .57         (.67)         (.10)       (.47)        0.00           0.00
 Class C
 Year Ended 10/31/06....   $8.71      $.28        $ .14         $ .42       $(.28)       $0.00          $(.22)
 Year Ended 10/31/05....    8.64       .33          .09           .42        (.35)        0.00           0.00
 Year Ended 10/31/04(l).    8.65       .40(g)       .04           .44        (.45)        0.00           0.00
 Year Ended 10/31/03....    7.75       .50          .92          1.42        (.28)        0.00           0.00
 Year Ended 10/31/02(j).    8.43        57         (.67)         (.10)       (.47)        0.00           0.00
 Advisor Class
 Year Ended 10/31/06....   $8.70      $.36        $ .14         $ .50       $ .36        $0.00          $(.22)
 Year Ended 10/31/05....    8.63       .47          .04           .51        (.44)        0.00           0.00
 Year Ended 10/31/04(l).    8.65       .47(g)       .05           .52        (.54)        0.00           0.00
 Year Ended 10/31/03....    7.74       .57          .95          1.52        (.34)        0.00           0.00
 Year ended 10/31/02(j).    8.43       .65         (.67)         (.02)       (.54)        0.00           0.00
Global Government Income
 Class A
 Year Ended 9/30/06.....   $7.69      $.44        $(.15)        $ .29       $(.44)       $0.00          $0.00
 Year Ended 9/30/05.....    7.35       .50          .34           .84        (.50)        0.00           0.00
 Year Ended 9/30/04(l)..    7.54       .50(g)      (.16)          .34        (.53)        0.00           0.00
 12/1/02 to 9/30/03(i)..    6.86       .44          .73          1.17        (.49)        0.00           0.00
 Year Ended 11/30/02(j).    7.07       .56         (.11)          .45        (.60)        0.00           0.00
 Year Ended 11/30/01....    7.55       .77         (.50)          .27        (.75)        0.00           0.00
 Class B
 Year Ended 9/30/06.....   $7.68      $.38        $(.14)        $  24       $(.38)       $0.00          $0.00
 Year Ended 9/30/05.....    7.35       .44          .33           .77        (.44)        0.00           0.00
 Year Ended 9/30/04(l)..    7.54       .45(g)      (.16)          .29        (.48)        0.00           0.00
 12/1/02 to 9/30/03(i)..    6.86       .40          .73          1.13        (.45)        0.00           0.00
 Year Ended 11/30/02(j).    7.07       .51         (.11)          .40        (.55)        0.00           0.00
 Year Ended 11/30/01....    7.58       .69         (.50)          .19        (.70)        0.00           0.00
 Class C
 Year Ended 9/30/06.....   $7.71      $.38        $(.15)        $ .23       $(.38)       $0.00          $0.00
 Year Ended 9/30/05.....    7.38       .44          .34           .78        (.45)        0.00           0.00
 Year Ended 9/30/04(l)..    7.57       .45(g)      (.16)          .29        (.48)        0.00           0.00
 12/1/02 to 9/30/03(i)..    6.88       .40          .74          1.14        (.45)        0.00           0.00
 Year Ended 11/30/02(j).    7.09       .52         (.12)          .40        (.55)        0.00           0.00
 Year Ended 11/30/01....    7.58       .71         (.50)          .21        (.70)        0.00           0.00

--------------------------------------------------------------------------------
Please refer to the footnotes on pages 60 through 62.

        Less Distributions                                                  Ratios/Supplemental Data
----------------------------------                                         ----------------------
Distributions                                    Total                                   Ratio of Net
in Excess of    Tax       Total     Net Asset  Investment                   Ratio of      Investment
Net Realized  Return    Dividends    Value,   Return Based   Net Assets,    Expenses        Income
   Gain on      of         and       End of   on Net Asset  End of Period  to Average     to Average    Portfolio
 Investments  Capital Distributions  Period    Value (b)   (000's Omitted) Net Assets     Net Assets  Turnover Rate
------------- ------- ------------- --------- ------------ --------------- ----------    ------------ -------------
    $0.00      $0.00      $(.71)      $8.97      11.87%      $  235,763       1.48%          6.32%          75%
     0.00       0.00       (.55)       8.70      10.70          213,652       1.20           6.14          100
     0.00       0.00       (.61)       8.38      12.82          156,469       1.23(d)(h)     6.04(g)       173
     0.00       0.00       (.11)       8.00       5.11          137,709       1.75(d)(f)     7.90(f)        20
     0.00       0.00       (.70)       7.72      41.80          118,669       1.94(d)        9.73          125
     0.00       (.06)      (.80)       6.02       7.38           76,397       1.88(d)       11.02          170
    $0.00      $0.00      $(.65)      $9.05      11.11%      $   45,133       2.18%          5.55%          75%
     0.00       0.00       (.49)       8.77       9.81           53,629       1.89           5.39          100
     0.00       0.00       (.56)       8.45      12.02           61,715       1.94(d)(h)     7.57(g)       173
     0.00       0.00       (.11)       8.07       4.84           90,443       2.45(d)(f)     7.11(f)        20
     0.00       0.00       (.66)       7.80      40.69           89,571       2.64(d)        9.07          125
     0.00       (.06)      (.76)       6.09       6.50           80,064       2.58(d)       10.25          170
    $0.00      $0.00      $ .65       $9.07      11.10%      $   88,046       2.17%          5.54%          75%
     0.00       0.00       (.49)       8.79       9.81           91,662       1.89           5.38          100
     0.00       0.00       (.56)       8.47      12.00           82,876       1.92(d)(h)     5.51(g)       173
     0.00       0.00       (.11)       8.09       4.83           77,657       2.43(d)(f)     7.09(f)        20
     0.00       0.00       (.66)       7.82      40.80           73,477       2.63(d)        8.91          125
     0.00       (.06)      (.76)       6.10       6.50           45,527       2.56(d)       10.16          170
    $0.00      $0.00      $(.56)      $8.62       5.61%      $   25,348       1.78%          3.93%         169%
     0.00       0.00       (.41)       8.70       5.67           24,250       1.54           4.65           98
     0.00       0.00       (.52)       8.63       5.89           29,465       1.43(h)        5.83(g)       106
     0.00       (.29)      (.58)       8.65      19.57           37,043       1.60           6.50          155
     0.00       (.12)      (.64)       7.75       (.50)          38,631       1.53           7.71          268
    $0.00      $0.00      $(.49)      $8.63       4.96%      $   40,136       2.50%          3.24%         169%
     0.00       0.00       (.35)       8.70       4.92           59,513       2.25           3.94           98
     0.00       0.00       (.45)       8.63       5.13           84,385       2.15(h)        5.12(g)       106
     0.00       (.25)      (.52)       8.65      18.89          115,414       2.31           5.83          155
     0.00       (.11)      (.58)       7.74      (1.23)         117,529       2.24           7.02          268
    $0.00      $0.00      $(.50)      $8.63       4.86%      $   11,040       2.49%          3.22%         169%
     0.00       0.00       (.35)       8.71       4.93           11,492       2.25           3.94           98
     0.00       0.00       (.45)       8.64       5.25           14,094       2.14(h)        5.14(g)       106
     0.00       (.24)      (.52)       8.65      18.74           21,175       2.30           5.81          155
     0.00       (.11)      (.58)       7.75      (1.22)          20,113       2.23           7.00          268
    $0.00      $0.00      $(.58)      $8.62       5.94%      $    2,494       1.49%          4.17%        1.69%
     0.00       0.00       (.44)       8.70       6.01            1,594       1.26           4.93           98
     0.00       0.00       (.54)       8.63       6.21              900       1.13(h)        6.15(g)       106
     0.00       (.27)      (.61)       8.65      20.10            1,483       1.30           6.84          155
     0.00       (.13)      (.67)       7.74       (.31)           1,358       1.24           8.08          268
    $0.00      $0.00      $(.44)      $7.54       3.90%      $  935,901       1.04%(c)       5.81%(c)      104%
     0.00       0.00       (.50)       7.69      11.83          957,697       1.05           6.78           66
     0.00       0.00       (.53)       7.35       4.72          956,690       1.25(d)(h)     6.80(g)        76
     0.00       0.00       (.49)       7.54      17.48        1,060,244       1.49(d)(f)     7.28(f)        60
     0.00       (.06)      (.66)       6.86       6.69          947,300       1.57(d)        8.19          160
     0.00       0.00       (.75)       7.07       3.32        1,009,606       1.96(d)       10.07          315
    $0.00      $0.00      $(.38)      $7.54       3.28%      $  277,450       1.76%(c)       5.10%(c)      104%
     0.00       0.00       (.44)       7.68      11.04          373,923       1.77           5.82           66
     0.00       0.00       (.48)       7.35       3.98          476,171       1.98(d)(h)     6.07(g)        76
     0.00       0.00       (.45)       7.54      16.84          696,043       2.21(d)(f)     6.59(f)        60
     0.00       (.06)      (.61)       6.86       5.92          740,782       2.28(d)        7.47          160
     0.00       0.00       (.70)       7.07       2.20          888,457       2.66(d)        9.06          315
    $0.00      $0.00      $(.38)      $7.56       3.15%      $  256,047       1.74%(c)       5.07%(c)      104%
     0.00       0.00       (.45)       7.71      10.87          251,752       1.76           5.88           66
     0.00       0.00       (.48)       7.38       3.97          251,666       1.96(d)(h)     6.07(g)        76
     0.00       0.00       (.45)       7.57      16.94          295,295       2.20(d)(f)     6.56(f)        60
     0.00       (.06)      (.61)       6.88       5.91          277,015       2.27(d)        7.45          160
     0.00       0.00       (.70)       7.09       2.48          310,985       2.65(d)        9.34          315

--------------------------------------------------------------------------------
Please refer to the footnotes on pages 60 through 62.

--------------------------------------------------------------------------------
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge or contingent deferred sales charge, if applicable, is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment returns calculated for periods of less than one year are not annualized.
(c)The ratio includes expenses attributable to costs of proxy solicitation.
(d)Includes interest expense. If the following Funds (except for AllianceBernstein Emerging Market Debt which is net of waivers/reimbursements) had borne all expenses excluding interest expense, the ratio of expenses to average net assets would have been as follows:

                                                             September
                                           2006  2005  2004    2003       2003   2002
                                           ----- ----- ----- ---------  -----    -----
AllianceBernstein Short Duration Portfolio
Class A                                                1.01%
Class B                                                1.73%
Class C                                                1.72%
AllianceBernstein U.S. Government
Class A                                    1.00% 1.06% 1.10%   1.11%(i) 1.09%    1.09%
Class B                                    1.75% 1.78% 1.83%   1.83%(i) 1.81%    1.80%
Class C                                    1.72% 1.77% 1.82%   1.83%(i) 1.80%    1.79%
Advisor Class                               .70% 0.72% 0.79%   0.81%(i) 0.80%    0.81%
AllianceBernstein Corporate Bond
Class A                                          1.08% 1.12%   1.15%(i) 1.13%    1.09%
Class B                                          1.79% 1.84%   1.87%(i) 1.85%    1.80%
Class C                                          1.78% 1.84%   1.86%(i) 1.84%    1.79%
Advisor Class                                    0.82% 0.83%   0.86%(i) 0.85%(i)    --

                                                              October
                                           2006  2005  2004    2003       2003   2002
                                           ----- ----- ----- ---------  -----    -----
AllianceBernstein Emerging Market Debt
Class A                                          1.19% 1.21%   1.47%(i) 1.46%    1.50%
Class B                                          1.89% 1.92%   2.17%(i) 2.17%    2.20%
Class C                                          1.88% 1.90%   2.16%(i) 2.16%    2.19%
AllianceBernstein Global Government Income
Class A                                          1.05% 1.27%   1.26%(i)    --    1.28%
Class B                                          1.77% 1.99%   1.98%(i)    --    2.00%
Class C                                          1.76% 1.97%   1.97%(i)    --    1.99%

(e)Commencement of distribution.
(f)Annualized.
(g)Net of fees waived and expenses reimbursed by the Adviser.
(h)Net of fees waived by the Adviser. If the following Funds had borne all expenses for the respective year ends, the expense ratios would have been as follows:

                                          2004
                                          -----
AllianceBernstein U.S. Government
Class A.................................. 1.39%
Class B.................................. 2.13%
Class C.................................. 2.11%
Advisor Class............................ 1.08%

AllianceBernstein Corporate Bond
Class A.................................. 1.20%
Class B.................................. 1.93%
Class C.................................. 1.92%
Advisor Class............................ 0.92%

AllianceBernstein High Yield
Class A.................................. 1.32%
Class B.................................. 2.05%
Class C.................................. 2.04%
Advisor Class............................ 1.02%

                                          2004
                                          -----
AllianceBernstein Emerging Market Debt
Class A.................................. 1.40%
Class B.................................. 2.11%
Class C.................................. 2.09%

AllianceBernstein Global Strategic Income
Class A.................................. 1.60%
Class B.................................. 2.32%
Class C.................................. 2.31%
Advisor Class............................ 1.30%

                                           2004
                                           -----
AllianceBernstein Global Government Income
Class A................................... 1.41%
Class B................................... 2.15%
Class C................................... 2.12%

(i)Change in fiscal year end.
(j)As required, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. For each Fund, the effective date and impact of this change to each class of shares is as follows:

                                                                       Increase
                                                                    (Decrease) in  Decrease in Ratio of
                                                                     Net Realized  Net Investment Income
                                                      Decrease in   and Unrealized to Average Net
                                                     Net Investment Gain (Loss) on    Assets:
                                           Effective   Income per    Investments   ---------------------
                                             Date        Share        per Share    From:       To:
                                           --------- -------------- --------------   ------     ------
AllianceBernstein U.S. Government            7/1/01
Class A                                                  $(0.03)        $ 0.03      5.56%      5.15%
Class B                                                   (0.03)          0.03      4.82%      4.41%
Class C                                                   (0.03)          0.03      4.83%      4.42%
Advisor Class                                             (0.03)          0.03      5.81%      5.41%
AllianceBernstein Intermediate Bond          7/1/01
Class A                                                   (0.05)          0.05      4.93%      4.39%
Class B                                                   (0.05)          0.05      4.24%      3.70%
Class C                                                   (0.05)          0.05      4.25%      3.71%
Advisor Class                                             (0.06)          0.06      5.24%      4.69%
AllianceBernstein Corporate Bond             7/1/01
Class A                                                   (0.01)         (0.01)     7.82%      7.79%
Class B                                                   (0.01)         (0.01)     7.08%      7.05%
Class C                                                   (0.01)         (0.01)     7.10%      7.07%
AllianceBernstein High Yield                 9/1/01
Class A                                                   (0.01)         (0.01)    10.19%     10.06%
Class B                                                   (0.01)         (0.01)     9.47%      9.34%
Class C                                                   (0.01)         (0.01)     9.47%      9.35%
Advisor Class                                             (0.01)         (0.01)    10.56%     10.43%
AllianceBernstein Emerging Market Debt       9/1/01
Class A                                                   (0.01)         (0.01)    11.10%     11.02%
Class B                                                   (0.01)         (0.01)    10.34%     10.25%
Class C                                                   (0.01)         (0.01)    10.24%     10.16%
AllianceBernstein Global Strategic Income   11/1/01
Class A                                                   (0.03)         (0.03)     8.03%      7.71%
Class B                                                   (0.03)         (0.03)     7.34%      7.02%
Class C                                                   (0.03)         (0.03)     7.32%      7.00%
Advisor Class                                             (0.03)         (0.03)     8.40%      8.08%
AllianceBernstein Global Government Income  12/1/01
Class A                                                   (0.04)         (0.04)     8.83%      8.19%
Class B                                                   (0.04)         (0.04)     8.10%      7.47%
Class C                                                   (0.04)         (0.04)     8.09%      7.45%

Per share, ratios and supplemental data for periods prior to the effective date have not been restated to reflect these changes in presentation.

(k)Net of expenses assumed and/or waived/reimbursed. If the following Funds had borne all expenses for the respective years ended, the expense ratios would have been as follows:

                                                      September
                                    2006  2005  2004    2003     2003  2002
                                    ----- ----- ----- ---------  ----- -----
AllianceBernstein Intermediate Bond
Class A                             1.34% 1.31% 1.26%   1.33%(i) 1.32% 1.48%
Class B                             2.10% 2.02% 2.00%   2.06%(i) 2.05% 2.19%
Class C                             2.07% 2.03% 1.99%   2.06%(i) 2.03% 2.19%
Advisor Class                       1.02%  .84%  .96%   1.03%(i) 1.20% 1.20%

(l)The Funds have adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however prior to the effective date noted below, these interim payments were reflected within interest income/expense on the statement of operations. For each Fund, the effective date and impact of this change to each class of shares is as follows:

                                                                                      Increase
                                                                       Increase    (Decrease) to
                                                        Increase    (Decrease) in    Ratios of
                                                     (Decrease) in   Net Realized  Net Investment
                                                     Net Investment and Unrealized   Income to
                                           Effective   Income Per    Gain (Loss)      Average
                                             Date        Share        Per Share      Net Assets
                                           --------- -------------- -------------- --------------
AllianceBernstein Corporate Bond            10/1/03
Class A                                                     0.02        (0.02)           0.18%
Class B                                                     0.02        (0.02)           0.16%
Class C                                                     0.02        (0.02)           0.16%
Advisor Class                                               0.02        (0.02)           0.18%
AllianceBernstein Emerging Market Debt      11/1/03
Class A                                                   (0.05)          0.05         (0.56)%
Class B                                                   (0.04)          0.04         (0.57)%
Class C                                                   (0.05)          0.05         (0.55)%
AllianceBernstein Global Strategic Income   11/1/03
Class A                                                  (0.001)         0.001         (0.20)%
Class B                                                  (0.001)         0.001         (0.20)%
Class C                                                  (0.001)         0.001         (0.20)%
Advisor Class                                            (0.001)         0.001         (0.20)%
AllianceBernstein Global Government Income  10/1/03
Class A                                                 (0.0002)        0.0002        (0.003)%
Class B                                                 (0.0002)        0.0002        (0.003)%
Class C                                                 (0.0002)        0.0002        (0.003)%

APPENDIX A
--------------------------------------------------------------------------------

BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa--Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating--When no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1. An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities or companies that are unrated as a matter of policy.

3. There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note--Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS SERVICES

AAA--Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated BBB normally exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C--Debt rated BB, B, CCC, CC or C is regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB--Debt rated BB is less vulnerable to nonpayment than other speculative debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to an inadequate capacity to pay interest and repay principal.

B--Debt rated B is more vulnerable to nonpayment than debt rated BB, but there is capacity to pay interest and repay principal. Adverse business, financial or economic conditions will likely impair the capacity or willingness to pay principal or repay interest.

CCC--Debt rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions to pay interest and repay principal. In the event of adverse business, financial or economic conditions, there is not likely to be capacity to pay interest or repay principal.

CC--Debt rated CC is currently highly vulnerable to nonpayment.

C--The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments are being continued.

D--The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred.

Plus (+) or Minus (-)--The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR--Not rated.

FITCH RATINGS
AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Bonds are in imminent default in payment of interest or principal.

DDD, DD, D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) Minus (-)--Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA, DDD, DD or D categories.

NR--Indicates that Fitch does not rate the specific issue.

DOMINION BOND RATING SERVICE LIMITED
Each rating category is denoted by the subcategories "high" and "low". The absence of either a "high" or "low" designation indicates the rating is in the "middle" of the category. The AAA and D categories do not utilize "high", "middle", and "low" as differential grades.

AAA--Long-term debt rated AAA is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present that would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a credible track record of superior performance. Given the extremely high standard that Dominion has set for this category, few entities are able to achieve a AAA rating.

AA--Long-term debt rated AA is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated AAA only to a small degree. Given the extremely restrictive definition Dominion has for the AAA category, entities rated AA are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

A--Long-term debt rated A is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of AA rated entities. While A is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

BBB--Long-term debt rated BBB is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

BB--Long-term debt rated BB is defined to be speculative and non-investment grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.

B--Long-term debt rated B is considered highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

CCC, CC and C--Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated B. Long-term debt rated below B often have features which, if not remedied, may lead to default. In practice, there is little difference between these three categories, with CC and C normally used for lower ranking debt of companies for which the senior debt is rated in the CCC to B range.

D--A security rated D implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, Dominion may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by Dominion.

APPENDIX B
--------------------------------------------------------------------------------

Hypothetical Investment and Expense Information

The settlement agreement between the Adviser and the NYAG requires the Funds to include the following supplemental hypothetical investment information that provides additional information calculated and presented in a manner different from expense information found under "Fees and Expenses of the Funds" in this Prospectus about the effect of a Fund's expenses, including investment advisory fees and other Fund costs, on each Fund's returns over a 10-year period. The chart shows the estimated expenses (net of any fee or expense waiver for the first year) that would be charged on a hypothetical investment of $10,000 in Class A shares of each Fund assuming a 5% return each year, including an initial sales charge of 4.25%. Except as otherwise indicated, the chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for each Fund is the same as stated under "Financial Highlights." If you wish to obtain hypothetical investment information for other classes of shares of each Fund, please refer to the "Mutual Fund Fees & Expenses Calculators" on www.AllianceBernstein.com. Your actual expenses may be higher or lower.

                     AllianceBernstein Short Duration Portfolio
-------------------------------------------------------------------------------------
                  Hypothetical                                           Hypothetical
     Hypothetical Performance   Investment   Annual Expense Hypothetical    Ending
Year  Investment    Earnings   After Returns     Ratio        Expenses    Investment
---- ------------ ------------ ------------- -------------- ------------ ------------
 1    $10,000.00   $  478.75    $10,053.75        1.03%      $  528.55    $ 9,950.20
 2      9,950.20      497.51     10,447.71        1.03          107.61     10,340.09
 3     10,340.09      517.00     10,857.10        1.03          111.83     10,745.27
 4     10,745.27      537.26     11,282.54        1.03          116.21     11,166.32
 5     11,166.32      558.32     11,724.64        1.03          120.76     11,603.88
 6     11,603.88      580.19     12,184.07        1.03          125.50     12,058.58
 7     12,058.58      602.93     12,661.50        1.03          130.41     12,531.09
 8     12,531.09      626.55     13,157.65        1.03          135.52     13,022.12
 9     13,022.12      651.11     13,673.23        1.03          140.83     13,532.39
 10    13,532.39      676.62     14,209.01        1.03          146.35     14,062.66
-------------------------------------------------------------------------------------
                   $5,726.25                                 $1,663.59

                     AllianceBernstein U.S. Government Portfolio
-------------------------------------------------------------------------------------
                  Hypothetical                                           Hypothetical
     Hypothetical Performance   Investment   Annual Expense Hypothetical    Ending
Year  Investment    Earnings   After Returns     Ratio        Expenses    Investment
---- ------------ ------------ ------------- -------------- ------------ ------------
 1    $10,000.00   $  478.75    $10,053.75        1.04%      $  529.56    $ 9,949.19
 2      9,949.19      497.46     10,446.65        1.04          108.65     10,338.01
 3     10,338.01      516.90     10,854.91        1.04          112.89     10,742.01
 4     10,742.01      537.10     11,279.12        1.04          117.30     11,161.81
 5     11,161.81      558.09     11,719.90        1.04          121.89     11,598.02
 6     11,598.02      579.90     12,177.92        1.04          126.65     12,051.27
 7     12,051.27      602.56     12,653.83        1.04          131.60     12,522.23
 8     12,522.23      626.11     13,148.34        1.04          136.74     13,011.60
 9     13,011.60      650.58     13,662.18        1.04          142.09     13,520.09
 10    13,520.09      676.00     14,196.10        1.04          147.64     14,048.46
-------------------------------------------------------------------------------------
                   $5,723.45                                 $1,675.01

                    AllianceBernstein Intermediate Bond Portfolio
--------------------------------------------------------------------------------------
                   Hypothetical                                           Hypothetical
      Hypothetical Performance   Investment   Annual Expense Hypothetical    Ending
Year   Investment    Earnings   After Returns     Ratio       Expenses*    Investment
----  ------------ ------------ ------------- -------------- ------------ ------------
1      $10,000.00   $  478.75    $10,053.75        0.98%      $  523.53    $ 9,955.22
2        9,955.22      497.76     10,452.98        1.34          140.07     10,312.91
3       10,312.91      515.65     10,828.56        1.34          145.10     10,683.46
4       10,683.46      534.17     11,217.63        1.34          150.32     11,067.31
5       11,067.31      553.37     11,620.68        1.34          155.72     11,464.96
6       11,464.96      573.25     12,038.21        1.34          161.31     11,876.90
7       11,876.90      593.84     12,470.74        1.34          167.11     12,303.64
8       12,303.64      615.18     12,918.82        1.34          173.11     12,745.71
9       12,745.71      637.29     13,382.99        1.34          179.33     13,203.66
10      13,203.66      660.18     13,863.84        1.34          185.78     13,678.07
--------------------------------------------------------------------------------------
Total               $5,659.45                                 $1,981.38

                      AllianceBernstein Corporate Bond Portfolio
--------------------------------------------------------------------------------------
                   Hypothetical                                           Hypothetical
      Hypothetical Performance   Investment   Annual Expense Hypothetical    Ending
Year   Investment    Earnings   After Returns     Ratio        Expenses    Investment
----  ------------ ------------ ------------- -------------- ------------ ------------
1      $10,000.00   $  478.75    $10,053.75        1.11%      $  536.60    $ 9,942.15
2        9,942.15      497.11     10,439.26        1.11          115.88     10,323.39
3       10,323.39      516.17     10,839.55        1.11          120.32     10,719.24
4       10,719.24      535.96     11,255.20        1.11          124.93     11,130.26
5       11,130.26      556.51     11,686.78        1.11          129.72     11,557.05
6       11,557.05      577.85     12,134.91        1.11          134.70     12,000.21
7       12,000.21      600.01     12,600.22        1.11          139.86     12,460.36
8       12,460.36      623.02     13,083.38        1.11          145.23     12,938.15
9       12,938.15      646.91     13,585.06        1.11          150.79     13,434.26
10      13,434.26      671.71     14,105.98        1.11          156.58     13,949.40
--------------------------------------------------------------------------------------
Total               $5,704.00                                 $1,754.61

                          AllianceBernstein High Yield Fund
--------------------------------------------------------------------------------------
                   Hypothetical                                           Hypothetical
      Hypothetical Performance   Investment   Annual Expense Hypothetical    Ending
Year   Investment    Earnings   After Returns     Ratio        Expenses    Investment
----  ------------ ------------ ------------- -------------- ------------ ------------
1      $10,000.00   $  478.75    $10,053.75        1.28%      $  553.69    $ 9,925.06
2        9,925.06      496.25     10,421.32        1.28          133.39     10,287.92
3       10,287.92      514.40     10,802.32        1.28          138.27     10,664.05
4       10,664.05      533.20     11,197.25        1.28          143.32     11,053.93
5       11,053.93      552.70     11,606.62        1.28          148.56     11,458.06
6       11,458.06      572.90     12,030.96        1.28          154.00     11,876.96
7       11,876.96      593.85     12,470.81        1.28          159.63     12,311.19
8       12,311.19      615.56     12,926.75        1.28          165.46     12,761.28
9       12,761.28      638.06     13,399.35        1.28          171.51     13,227.84
10      13,227.84      661.39     13,889.23        1.28          177.78     13,711.45
--------------------------------------------------------------------------------------
Total               $5,657.06                                 $1,945.61

                     AllianceBernstein Emerging Market Debt Fund
--------------------------------------------------------------------------------------
                   Hypothetical                                           Hypothetical
      Hypothetical Performance   Investment   Annual Expense Hypothetical    Ending
Year   Investment    Earnings   After Returns     Ratio        Expenses    Investment
----  ------------ ------------ ------------- -------------- ------------ ------------
1      $10,000.00   $  478.75    $10,053.75        1.48%      $  573.80    $ 9,904.95
2        9,904.95      495.25     10,400.20        1.48          153.92     10,246.28
3       10,246.28      512.31     10,758.59        1.48          159.23     10,599.37
4       10,599.37      529.97     11,129.33        1.48          164.71     10,964.62
5       10,964.62      548.23     11,512.85        1.48          170.39     11,342.46
6       11,342.46      567.12     11,909.58        1.48          176.26     11,733.32
7       11,733.32      586.67     12,319.99        1.48          182.34     12,137.65
8       12,137.65      606.88     12,744.54        1.48          188.62     12,555.92
9       12,555.92      627.80     13,183.71        1.48          195.12     12,988.59
10      12,988.59      649.43     13,638.02        1.48          201.84     13,436.18
--------------------------------------------------------------------------------------
Total               $5,602.41                                 $2,166.23

                   AllianceBernstein Global Strategic Income Trust
--------------------------------------------------------------------------------------
                   Hypothetical                                           Hypothetical
      Hypothetical Performance   Investment   Annual Expense Hypothetical    Ending
Year   Investment    Earnings   After Returns     Ratio        Expenses    Investment
----  ------------ ------------ ------------- -------------- ------------ ------------
1      $10,000.00   $  478.75    $10,053.75        1.78%      $  603.96    $ 9,874.79
2        9,874.79      493.74     10,368.53        1.78          184.56     10,183.97
3       10,183.97      509.20     10,693.17        1.78          190.34     10,502.83
4       10,502.83      525.14     11,027.97        1.78          196.30     10,831.68
5       10,831.68      541.58     11,373.26        1.78          202.44     11,170.82
6       11,170.82      558.54     11,729.36        1.78          208.78     11,520.58
7       11,520.58      576.03     12,096.60        1.78          215.32     11,881.28
8       11,881.28      594.06     12,475.35        1.78          222.06     12,253.29
9       12,253.29      612.66     12,865.95        1.78          229.01     12,636.94
10      12,636.94      631.85     13,268.78        1.78          236.18     13,032.60
--------------------------------------------------------------------------------------
Total               $5,521.55                                 $2,488.95

                   AllianceBernstein Global Government Income Trust
--------------------------------------------------------------------------------------
                   Hypothetical                                           Hypothetical
      Hypothetical Performance   Investment   Annual Expense Hypothetical    Ending
Year   Investment    Earnings   After Returns     Ratio        Expenses    Investment
----  ------------ ------------ ------------- -------------- ------------ ------------
1      $10,000.00   $  478.75    $10,053.75        1.04%      $  529.56    $ 9,949.19
2        9,949.19      497.46     10,446.65        1.04          108.65     10,338.01
3       10,338.01      516.90     10,854.91        1.04          112.89     10,742.01
4       10,742.01      537.10     11,279.12        1.04          117.30     11,161.81
5       11,161.81      558.09     11,719.90        1.04          121.89     11,598.02
6       11,598.02      579.90     12,177.92        1.04          126.65     12,051.27
7       12,051.27      602.56     12,653.83        1.04          131.60     12,522.23
8       12,522.23      626.11     13,148.34        1.04          136.74     13,011.60
9       13,011.60      650.58     13,662.18        1.04          142.09     13,520.09
10      13,520.09      676.00     14,196.10        1.04          147.64     14,048.46
--------------------------------------------------------------------------------------
Total               $5,723.45                                 $1,675.01

--------
* Expenses are net of any fee waiver or expense waiver for the first year. Thereafter, the expense ratio reflects the Fund's operating expenses as reflected under "Fees and Expenses of the Funds" before waiver.

For more information about the Funds, the following documents are available upon request:

..  Annual/Semi-Annual Reports to Shareholders
The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

..  Statement of Additional Information (SAI)
Each Fund has an SAI, which contains more detailed information about the Fund, including its operations and investment policies. The Funds' SAIs and the independent registered public accounting firms' reports and financial statements in each Fund's most recent annual report to shareholders are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Funds, by contacting your broker or other financial intermediary, or by contacting the Adviser:

By Mail:  AllianceBernstein Investor Services, Inc.
          P.O. Box 786003
          San Antonio, TX 78278-6003

By Phone: For Information: (800) 221-5672
          For Literature: (800) 227-4618

Or you may view or obtain these documents from the Commission:

.. Call the Commission at 1-202-551-8090 for information on the operation of the Public Reference Room.

..  Reports and other information about a Fund are available on the EDGAR
   Database on the Commission's Internet site at http://www.sec.gov.

.. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102.

You also may find these documents and more information about the Adviser and the Funds on the Internet at: www.AllianceBernstein.com.

AllianceBernstein and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

                     Fund                     SEC File No.
                     ----                     ------------
                     U.S. Government           811-02383
                     Intermediate Bond         811-02383
                     Short Duration Plus        811-5555
                     Corporate Bond            811-02383
                     High Yield                 811-9160
                     Global Strategic Income   811-07391
                     Global Government Income  811-06554
                     Emerging Market Debt      811-08188


  Privacy Notice
  (This information is not part of the Prospectus.)

  AllianceBernstein L.P., the AllianceBernstein Family of Funds and AllianceBernstein Investments, Inc. (collectively, "AllianceBernstein" or "we") understand the importance of maintaining the confidentiality of our clients' nonpublic personal information. Nonpublic personal information is personally identifiable financial information about our clients who are natural persons. To provide financial products and services to our clients, we may collect information about our clients from sources including:
  (1) account documentation, including applications or other forms, which may contain information such as a client's name, address, phone number, social security number, assets, income and other household information, (2) clients' transactions with us and others, such as account balances and transactions history, and (3) information from visitors to our websites provided through online forms, site visitorship data and online information collecting devices known as "cookies".

  It is our policy not to disclose nonpublic personal information about our clients (or former clients) except to our affiliates, or to others as permitted or required by law. From time to time, AllianceBernstein may disclose nonpublic personal information that we collect about our clients (or former clients), as described above, to non-affiliated third parties, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to AllianceBernstein's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our clients (or former clients) include restricting access to such nonpublic personal information and maintaining physical, electronic and procedural safeguards, which comply with applicable federal standards, to safeguard such nonpublic personal information.

                                                                  PRO-0115-0207

SANFORD C. BERNSTEIN FUND, INC.


PROSPECTUS

February 1, 2007

Foreign-Stock Portfolio
--------------------------------------------------------------------------------
International

Fixed-Income Portfolios
--------------------------------------------------------------------------------
Short Duration Plus
Intermediate Duration





The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS
--------------------------------------------------------------------------------



               Introduction...................................................................................  1

               International Portfolio........................................................................  2
               Short Duration Plus............................................................................  6
               Intermediate Duration.......................................................................... 10

               Additional Information About Principal Investment Strategies and Risks......................... 14
               Additional Investment Information, Special Investment Techniques and Related Risks............. 16
               Prior Performance of Similarly Managed Accounts................................................ 25
               Fund Management................................................................................ 28
               The Fund's Board of Directors.................................................................. 33
               Pricing Portfolio Shares....................................................................... 33
               Participating in Your Plan..................................................................... 34
               Dividends, Distributions and Taxes............................................................. 36
               Financial Highlights........................................................................... 39

INTRODUCTION
--------------------------------------------------------------------------------

This Prospectus is intended exclusively for participants in employer-sponsored retirement or savings plans, such as tax-qualified pension and profit-sharing plans and 401(k) thrift plans, and offers shares of only three (3) of the twelve (12) Portfolios of Sanford C. Bernstein Fund, Inc. (the "Fund") -- the International Portfolio (the "Foreign-Stock Portfolio"), the Short Duration Plus Portfolio and the Intermediate Duration Portfolio (each, a "Fixed-Income Portfolio", and collectively with the Foreign-Stock Portfolio, the "Portfolios"). A prospectus containing information on all twelve of the Fund's Portfolios and on how to open a personal account is available for individual investors and may be obtained by writing to the address or calling (collect) the telephone number on the back cover of this Prospectus.

AllianceBernstein L.P. is the investment manager of the Fund. This Prospectus refers to AllianceBernstein L.P. as "the Manager," "AllianceBernstein" or "we" and shareholders of the Portfolios as "you."

Before investing in any Portfolio of the Fund, you should consider the risks. The share prices of the Portfolios will fluctuate and you may lose money. This risk is heightened in the case of the Foreign-Stock Portfolio, which can experience high volatility in share prices. There is no guarantee that a Portfolio will achieve its investment objective. In addition, the investments made by a Portfolio may underperform the market generally or other mutual funds with a similar investment objective.

These and other risks are discussed in more detail in the pages that follow and in the Fund's Statement of Additional Information ("SAI"), which is available without charge (see back cover).

--------------------------------------------------------------------------------
                                               Prospectus -- February 1, 2007 1

INTERNATIONAL PORTFOLIO
--------------------------------------------------------------------------------

Investment Objective

To provide long-term capital growth through investments in equity securities of established foreign companies comprising the MSCI EAFE Index, plus Canada. The Portfolio is managed without regard to tax considerations.

Principal Investment Strategies

The International Portfolio will invest primarily in equity securities of issuers in countries that make up the MSCI EAFE Index (Europe, Australasia and the Far East) and Canada. We diversify among many foreign countries but not necessarily in the same proportion that the countries are represented in the MSCI EAFE Index. Under normal circumstances, we will invest in companies in at least three countries (and normally substantially more) other than the United States. We also diversify the investment portfolios between growth and value equity investment styles. We select international growth and international value equity securities based on our fundamental growth and value investment disciplines to produce blended portfolios. Within each investment discipline, we draw on the capabilities of separate investment teams.

The Portfolio's international growth stocks are selected using
AllianceBernstein's international growth investment discipline. The international growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions and superior earnings-growth prospects.

The Portfolio's international value stocks are selected using the fundamental international value investment discipline of the Manager's Bernstein unit ("Bernstein"). In selecting stocks for the Portfolio, the Bernstein international value investment team looks for stocks that are attractively priced relative to their future earnings power and dividend-paying capability.

Normally, approximately 50% of the value of the Portfolio will consist of international value stocks and 50% will consist of international growth stocks. We will rebalance the Portfolio as necessary to maintain this targeted allocation. Depending on market conditions, however, the actual weightings of securities from each investment discipline in the Portfolio may vary within a narrow range. In extraordinary circumstances, when research determines conditions favoring one investment style are compelling, the range may be 40%-60% before rebalancing occurs. The International Portfolio was formerly known as the International Value Portfolio II. Prior to September 2, 2003, 100% of the value of the International Portfolio consisted of international value stocks.

The Portfolio will invest primarily in common stocks but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). If research determines the need to hedge a portion of the currency risk, the Portfolio will generally invest in foreign-currency futures contracts or foreign-currency forward contracts with terms of up to one year. The Portfolio will also purchase foreign currency for immediate settlement in order to purchase foreign securities. In addition, the Portfolio will generally invest a portion of its uncommitted cash balances in futures contracts to expose that portion of the Portfolio to the equity markets. The Portfolio may also make investments in less developed or emerging equity markets.

The Portfolio is managed without regard to potential tax consequences to the shareholder. It is particularly appropriate for investors, such as pension plans and IRAs, not subject to current federal income taxation.

Principal Investment Risks

General risks of investing in the Portfolio: The share prices of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objectives.

Risks of investing in foreign securities: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. equities. These risks are heightened with respect to investments in emerging-market countries, where there is an even greater amount of economic, political and social instability. Investments in foreign securities are subject to the risk that the investment may be affected by foreign tax laws and restrictions on receiving investment proceeds from a foreign country. In general, since investments in foreign countries are not subject to SEC or U.S. reporting requirements, there may be less publicly available information concerning foreign issuers of

--------------------------------------------------------------------------------
2 Prospectus -- February 1, 2007

--------------------------------------------------------------------------------

securities held by the Portfolio than will be available concerning U.S. companies. In addition, the enforcement of legal rights in foreign countries and against foreign governments may be difficult and costly and there may be special difficulties enforcing claims against foreign governments. National policies may also restrict investment opportunities. For example, there may be restrictions on investment in issuers or industries deemed sensitive to national interests.

Market risk: The Portfolio is subject to market risk, which is the risk that stock prices in general may decline over short or even extended periods. In foreign markets there may be a lower degree of market volume and liquidity than in U.S. markets, and this may result in greater price volatility. Furthermore, since the composition of the Portfolio will differ from that of market indices, its performance generally will not mirror the returns provided by a specific market index.

Allocation risk: This is the risk that, by combining the growth and value styles to reduce overall portfolio volatility, returns may be lower over any given time period than if someone had owned only the equity style that performed better during that period. This risk must be considered relative to the likelihood that an investor could accurately predict which style will outperform in any given period. Also, as the International Portfolio will be periodically rebalanced to maintain the target allocation between styles, there will be transaction costs which may be, over time, significant.

Foreign currency risk: Returns on foreign securities are influenced by currency risk as well as equity risk. Foreign securities are generally denominated in foreign currencies, which may change in value in relation to the U.S. dollar, possibly for long periods of time. When a foreign currency declines in value in relation to the U.S. dollar, your return on foreign stocks will decline.

It is possible that foreign governments will impose currency exchange control regulations or other restrictions that would prevent cash from being brought back to the U.S. Foreign governments may also intervene in currency markets or interpose registration/approval processes, which may adversely affect the Portfolio and your investment. A number of countries in which the Portfolio may invest are members of the European Economic and Monetary Union ("EMU") and have adopted the Euro as their sole currency. A monetary and economic union on this scale has not been attempted before and there is uncertainty whether participating countries will remain committed to the EMU.

Although forward contracts will be used primarily to protect the Portfolio from adverse currency movements, they involve the risk that anticipated currency movements will not be accurately predicted and the Portfolio's total return could be adversely affected as a result.

Other foreign investment risks include:

 .  the availability of less public information on issuers of securities

 .  less governmental supervision of brokers and issuers of securities

 .  lack of uniform accounting, auditing and financial-reporting standards

 . settlement practices that differ from those in the U.S. and may result in delays or may not fully protect the Portfolio against loss or theft of assets

 . the possibility of nationalization of a company or industry and expropriation or confiscatory taxation

 .  the imposition of foreign taxes

 .  high inflation and rapid fluctuations in inflation rates

 .  less developed legal structures governing private or foreign investment

Higher costs associated with foreign investing:
Investments in foreign securities will also result in generally higher expenses due to:

 .  the costs of currency exchange

 .  higher brokerage commissions in certain foreign markets

 .  the expense of maintaining securities with foreign custodians

Risks of investing in emerging-market securities:
Investing in emerging-market countries entails greater economic, political and social instability. Economic, political and social instability could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the

--------------------------------------------------------------------------------
                                               Prospectus -- February 1, 2007 3

--------------------------------------------------------------------------------

Portfolio's assets. In addition, national policies may restrict investment opportunities. For example, there may be restrictions on investment in issuers or industries deemed sensitive to national interests.

Derivatives risk: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates or indices. Some derivatives, such as reverse repurchase agreements, may result in leverage, which can make the Portfolio more volatile and can compound other risks.

Management risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. AllianceBernstein will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or AllianceBernstein may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

Investment Performance

The returns shown below in the bar chart and the table are for the International Portfolio. Prior to September 2003, the investment style was an all-value investment style. In September 2003, the investment style of the International Portfolio changed from all-value to a blend of growth and value. The bar charts show the performance of the Portfolio for each full calendar year since inception. The tables show how the Portfolio's average annual returns, before and after taxes, differ from those of a broad-based securities market index. The bar charts and the tables indicate the volatility of an investment in the Portfolio and give some indication of the risk. The Portfolio's past performance, before and after taxes, is no guarantee of how it will perform in the future.

INTERNATIONAL PORTFOLIO
Calendar Year Total Returns
                                    [CHART]

   2001     2002    2003    2004     2005     2006
   ----     ----    ----    ----     ----     ----
 -12.92%   -8.84%  39.35%  18.48%  14.67%    24.21%

Best and Worst Quarters
----------------------------------------
              Quarter Ended Total Return
----------------------------------------
Best Quarter    6/30/2003       24.94%
Worst Quarter   9/30/2002      (21.95%)

Average Annual Total Returns
-----------------------------------------------------------------
                              For Periods Ended December 31, 2006
                                                        Since
                              One Year   Five Years   Inception*
-----------------------------------------------------------------
International Portfolio
  Returns Before Taxes         24.21%      16.48%        9.48%
  Returns After Taxes on
   Distributions+              21.67%      15.86%        8.05%
  Returns After Taxes on
   Distributions and Sale of
   Portfolio Shares+           18.87%      14.48%        7.54%
MSCI EAFE Index                26.34%      14.98%        6.58%++

 *The Portfolio commenced operations on April 30, 1999.
 +After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
++Since May 1, 1999, the first full month after Portfolio inception (April 30,
  1999).

--------------------------------------------------------------------------------
4 Prospectus -- February 1, 2007

--------------------------------------------------------------------------------

Fees and Expenses

The following table describes the fees and expenses you would pay if you buy and hold shares of the Portfolio.

Fee Table
---------------------------------------------------------------------------
                                                              INTERNATIONAL
                                                                PORTFOLIO

        SHAREHOLDER FEES
      (fees paid directly from your investment)

      Sales Charge (Load) Imposed on Purchases                    None
      Sales Charge (Load) Imposed on Reinvested Dividends         None
      Deferred Sales Charge (Load)                                None
      Redemption Fees                                             None
      Exchange Fees                                               None
      Maximum Account Fee                                        None/1/
---------------------------------------------------           -------------
        ANNUAL PORTFOLIO OPERATING EXPENSES
      (expenses that are deducted from Portfolio assets)

      Management Fees                                             .88%
      Distribution (12b-1) Fees                                   None
      Other Expenses
        Shareholder Servicing Fees                                .25%
        Transfer Agent Expenses                                   .01%
        All Other Expenses                                        .06%
                                                              -------------
      Total Other Expenses                                        .32%
                                                              -------------
Total Annual Portfolio Operating Expenses                         1.20%
                                                              =============

                1Certain shareholders who are private advisory clients of
                 Sanford C. Bernstein & Co., LLC may in such capacity pay additional fees to Sanford C. Bernstein & Co., LLC (not to the
                 Fund).
            ----------------------------------------------------------------
EXAMPLE
                  This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

                  The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      1 Yr.              $  122

      3 Yrs. (cum.)      $  381

      5 Yrs. (cum.)      $  660

      10 Yrs. (cum.)     $1,455

--------------------------------------------------------------------------------
                                               Prospectus -- February 1, 2007 5

SHORT DURATION PLUS PORTFOLIO
--------------------------------------------------------------------------------

Investment Objective

To provide safety of principal and a moderate rate of income that is subject to taxes.

Principal Investment Strategies

The Short Duration Plus Portfolio will invest at least 80% of its total assets in securities rated A or better by national rating agencies (or, if unrated, determined by the Manager to be of comparable quality) and comparably rated commercial paper and notes. Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, inflation-protected securities, bank loan debt, preferred stock, as well as others. The Portfolio may also invest up to 20% of its total assets in fixed-income foreign securities in developed or emerging-market countries. The Portfolio may use derivatives, such as options, futures, forwards and swaps.

The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade.

In managing the Portfolio, we may use interest-rate forecasting to determine the best level of interest-rate risk at a given time. We may moderately shorten the average duration of the Portfolio when we expect interest rates to rise and modestly lengthen average duration when we anticipate that rates will fall.

The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. For example, if the Portfolio's duration is around two years, it will lose about 2% in principal should interest rates rise 1% and gain about 2% in principal should interest rates fall 1%.

Principal Investment Risks

General risks of investing in the Portfolio: The share prices of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

Interest-rate risk: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline. The Portfolio may experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. There is also the risk that a floating rate fixed-income security may reset its interest rate when its specified benchmark rate changes.

Credit risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. The Portfolio may rely upon rating agencies to determine credit ratings, but those ratings are opinions and are not absolute guarantees of quality. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominately speculative credit risks.

Riskier than a money-market fund: The Portfolio is invested in securities with longer maturities than the assets of the type of mutual fund known as a money-market fund. However, the risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the Portfolio securities may be lower and the effective duration of the Portfolio is longer.

Inflation-protected securities: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors' expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.


--------------------------------------------------------------------------------
6 Prospectus -- February 1, 2007

--------------------------------------------------------------------------------

Foreign securities: Investing in foreign securities entails special risks, such as potential political and economic instability, greater volatility and less liquidity. In addition, there is the possibility that changes in value of a foreign currency will reduce the U.S. dollar value of securities denominated in that currency. These risks are heightened with respect to investments in emerging-market countries where there is an even greater amount of economic, political and social instability. Economic, political and social instability could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio's assets Investments in foreign securities are subject to the risk that the investment may be affected by foreign tax laws and restrictions on receiving investment proceeds from a foreign country. In general, since investments in foreign countries are not subject to SEC or U.S. reporting requirements, there may be less publicly available information concerning foreign issuers of securities held by the Portfolio than will be available concerning U.S. companies. In addition, the enforcement of legal rights in foreign countries and against foreign governments may be difficult and costly and there may be special difficulties enforcing claims against foreign governments. National policies may also restrict investment opportunities. For example, there may be restrictions on investment in issuers or industries deemed sensitive to national interests.

Derivatives risk: The Portfolio may use derivatives as direct investments to earn income, enhance yield and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates, or indices. Some derivatives, such as reverse repurchase agreements, may result in leverage, which can make the Portfolio more volatile and can compound other risks.

Mortgage-related securities: Investments in mortgage-related securities expose the Portfolio to the following risks:

    Prepayment risk: Because interest rates rise and fall, there is no way to be certain of the actual rates of prepayment by the borrowers on the underlying mortgages. Thus, actual prepayments on the securities could differ from expected prepayments. As a result, the value of a security could be lower than expected.

    Shortening risk: Shortening risk is the possibility that falling interest rates may cause prepayments of principal to occur at a faster-than-expected rate. This particular risk may effectively change a security that was considered intermediate- or long-term into a short-term security. The prices of short-term securities do not rise as much in response to a fall in interest rates as do the prices of intermediate- or long-term securities.

    Extension risk: Extension risk is the possibility that rising interest rates may cause prepayments of principal to occur at a slower-than-expected rate. This particular risk may effectively change a security that was considered short- or intermediate-term into a long-term security. The prices of long-term securities generally fall more in response to a rise in interest rates than do the prices of short- or intermediate-term securities.

    Interest rate risk: When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, however, mortgage refinancing and prepayments slow, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase of the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed-income securities, potentially increasing the volatility of the fund that holds them.

Management risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. AllianceBernstein will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or AllianceBernstein may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

Investment Performance

The bar chart shows the Portfolio's performance for the past 10 calendar years. The table shows how the Portfolio's average annual returns, before and after taxes, differ from those of a

--------------------------------------------------------------------------------
                                               Prospectus -- February 1, 2007 7

--------------------------------------------------------------------------------

broad-based securities market index. Both the bar chart and the table indicate the volatility of an investment in the Portfolio and give some indication of the risk. The Portfolio's past performance, before and after taxes, is no guarantee of how it will perform in the future.

SHORT DURATION PLUS PORTFOLIO
Calendar Year Total Returns
                                   [CHART]

  1997    1998    1999    2000    2001    2002    2003    2004    2005    2006
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
  5.54%   5.93%   3.78%   6.32%   8.35%   5.09%   2.57%   1.27%   1.35%   4.08%



Best and Worst Quarters
----------------------------------------
              Quarter Ended Total Return
----------------------------------------
Best Quarter    9/30/2001       3.16%
Worst Quarter   6/30/2004      (1.15%)

Average Annual Total Returns
------------------------------------------------------------
                           For Years Ended December 31, 2006
                           One Year   Five Years  Ten Years
------------------------------------------------------------
Short Duration Plus
  Returns Before Taxes       4.08%       2.86%      4.41%
  Returns After Taxes on
   Distributions*            2.52%       1.62%      2.64%
  Returns After Taxes on
   Distributions and Sale
   of Portfolio Shares*      2.63%       1.71%      2.67%
Merrill Lynch 1-3 Year
Treasury Index               3.96%       2.82%      4.69%

 *After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
8 Prospectus -- February 1, 2007

--------------------------------------------------------------------------------


Fees and Expenses

The following table describes the fees and expenses you would pay if you buy and hold shares of the Portfolio.

Fee Table
----------------------------------------------------------------------------
                                                              SHORT DURATION
                                                              PLUS PORTFOLIO

        SHAREHOLDER FEES
      (fees paid directly from your investment)

      Sales Charge (Load) Imposed on Purchases                     None
      Sales Charge (Load) Imposed on Reinvested Dividends          None
      Deferred Sales Charge (Load)                                 None
      Redemption Fees                                              None
      Exchange Fees                                                None
      Maximum Account Fee                                        None/1/
---------------------------------------------------           --------------
        ANNUAL PORTFOLIO OPERATING EXPENSES
      (expenses that are deducted from Portfolio assets)

      Management Fees                                              .48%
      Distribution (12b-1) Fees                                    None
      Other Expenses
        Shareholder Servicing Fees                                 .10%
        Transfer Agent Expenses                                    .01%
        Interest Expense                                           .0%
        All Other Expenses                                         .07%
                                                              --------------
      Total Other Expenses                                         .18%
                                                              --------------
Total Annual Portfolio Operating Expenses                          .66%
                                                              ==============

                1Certain shareholders who are private advisory clients of
                 Sanford C. Bernstein & Co., LLC may in such capacity pay additional fees to Sanford C. Bernstein & Co., LLC (not to the
                 Fund).
            ----------------------------------------------------------------
EXAMPLE
                  This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

                  The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      1 Yr.              $ 67

      3 Yrs. (cum.)      $211

      5 Yrs. (cum.)      $368

      10 Yrs. (cum.)     $822

--------------------------------------------------------------------------------
                                               Prospectus -- February 1, 2007 9

INTERMEDIATE DURATION PORTFOLIO
--------------------------------------------------------------------------------

Investment Objective

To provide safety of principal and a moderate to high rate of income that is subject to taxes.

Principal Investment Strategies

The Intermediate Duration Portfolio will seek to maintain an average portfolio quality minimum of A, based on ratings given to the Portfolio's securities by national rating agencies (or, if unrated, determined by the Manager to be of comparable quality).

Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, bank loan debt, preferred stock, and inflation-protected securities as well as others. The Portfolio may also invest up to 25% of its total assets in fixed-income, non-U.S. dollar denominated foreign securities, and may invest without limit in fixed-income, U.S. dollar denominated foreign securities, in each case in developed or emerging-market countries.

The Portfolio may use derivatives, such as options, futures, forwards and swaps.

The Portfolio may invest up to 25% of its total assets in fixed-income securities rated below investment grade (BB or below) by national rating agencies (commonly known as "junk bonds"). Junk bonds are less liquid instruments that are often considered to be speculative and involve greater risk of default or price change due to changes in the issuer's creditworthiness or in response to periods of general economic difficulty. No more than 5% of the Portfolio's total assets may be invested in fixed-income securities rated CCC by national rating agencies.

In managing the Portfolio, we may use interest-rate forecasting to determine the best level of interest-rate risk at a given time. We may moderately shorten the average duration of the Portfolio when we expect interest rates to rise and modestly lengthen average duration when we anticipate that rates will fall.

The Portfolio seeks to maintain an effective duration of three to six years under normal market conditions. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. For example, if the Portfolio's duration is around five years, it will lose about 5% in principal should interest rates rise 1% and gain about 5% in principal should interest rates fall 1%.

Principal Investment Risks

General risks of investing in the Portfolio: The share prices of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

Interest-rate risk: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline. The Portfolio may experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. There is also the risk that a floating rate fixed-income security may reset its interest rate when its specified benchmark rate changes. Because prices of intermediate bonds are more sensitive to interest rate changes than those of shorter duration, this Portfolio has greater interest rate risk than the Fund's short-duration Portfolios.

Credit risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. The Portfolio may rely upon rating agencies to determine credit ratings, but those ratings are opinions and are not absolute guarantees of quality. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.

--------------------------------------------------------------------------------
10 Prospectus -- February 1, 2007

--------------------------------------------------------------------------------


Inflation-protected securities: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors' expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis.

In addition, these securities may have limited liquidity in the secondary market.

Foreign securities: Investing in foreign securities entails special risks, such as potential political and economic instability, greater volatility and less liquidity. In addition, there is the possibility that changes in value of a foreign currency will reduce the U.S. dollar value of securities denominated in that currency. These risks are heightened with respect to investments in emerging-market countries where there is an even greater amount of economic, political and social instability. Economic, political and social instability could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio's assets. Investments in foreign securities are subject to the risk that the investment may be affected by foreign tax laws and restrictions on receiving investment proceeds from a foreign country. In general, since investments in foreign countries are not subject to SEC or U.S. reporting requirements, there may be less publicly available information concerning foreign issuers of securities held by the Portfolio than will be available concerning U.S. companies. In addition, the enforcement of legal rights in foreign countries and against foreign governments may be difficult and costly and there may be special difficulties enforcing claims against foreign governments. National policies may also restrict investment opportunities. For example, there may be restrictions on investment in issuers or industries deemed sensitive to national interests.

Derivatives risk: The Portfolio may use derivatives as direct investments to earn income, enhance yield, and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates, or indices. Some derivatives, such as reverse repurchase agreements, may result in leverage, which can make the Portfolio more volatile and can compound other risks.

Mortgage-related securities: Investments in mortgage-related securities expose the Portfolio to the following risks:

    Prepayment risk: Because interest rates rise and fall, there is no way to be certain of the actual rates of prepayment by the borrowers on the underlying mortgages. Thus, actual prepayments on the securities could differ from expected prepayments. As a result, the value of a security could be lower than expected.

    Shortening risk: Shortening risk is the possibility that falling interest rates may cause prepayments of principal to occur at a faster-than-expected rate. This particular risk may effectively change a security that was considered intermediate- or long-term into a short-term security. The prices of short-term securities do not rise as much in response to a fall in interest rates as do the prices of intermediate- or long-term securities.

    Extension risk: Extension risk is the possibility that rising interest rates may cause prepayments of principal to occur at a slower-than-expected rate. This particular risk may effectively change a security that was considered short- or intermediate-term into a long-term security. The prices of long-term securities generally fall more in response to a rise in interest rates than do the prices of short- or intermediate-term securities.

    Interest rate risk: When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, however, mortgage refinancing and prepayments slow, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase of the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed-income securities, potentially increasing the volatility of the fund that holds them.

Management risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. AllianceBernstein will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other

--------------------------------------------------------------------------------
                                              Prospectus -- February 1, 2007 11

--------------------------------------------------------------------------------

investment techniques may be unavailable or AllianceBernstein may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

Investment Performance

The bar chart shows the Portfolio's performance for the past 10 calendar years. The table shows how the Portfolio's average annual returns, before and after taxes, differ from those of a broad-based securities market index. Both the bar chart and the table indicate the volatility of an investment in the Portfolio and give some indication of the risk. The Portfolio's past performance, before and after taxes, is no guarantee of how it will perform in the future.

INTERMEDIATE DURATION PORTFOLIO
Calendar Year Total Returns

                                    [CHART]

  1997     1998   1999    2000    2001    2002    2003    2004    2005    2006
  ----     ----   ----    ----    ----    ----    ----    ----    ----    ----
 7.66%    6.87%   0.64%   8.37%   7.19%   7.16%   5.10%   4.07%   2.46%   4.55%

Best and Worst Quarters
----------------------------------------
              Quarter Ended Total Return
----------------------------------------
Best Quarter    9/30/2002       3.76%
Worst Quarter   6/30/2004      (2.37%)

Average Annual Total Returns
-------------------------------------------------------------
                            For Years Ended December 31, 2006
                            One Year   Five Years  Ten Years
-------------------------------------------------------------
Intermediate Duration
  Returns Before Taxes        4.55%       4.65%      5.38%
  Returns After Taxes on
   Distributions*             2.88%       3.11%      3.30%
  Returns After Taxes on
   Distributions and Sale
   of Portfolio Shares*       2.92%       3.07%      3.30%
Lehman Aggregate Bond Index   4.33%       5.06%      6.24%

 *After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
12 Prospectus -- February 1, 2007

--------------------------------------------------------------------------------

Fees and Expenses

The following table describes the fees and expenses you would pay if you buy and hold shares of the Portfolio.

Fee Table
-------------------------------------------------------------------------------
                                                                INTERMEDIATE
                                                             DURATION PORTFOLIO
SHAREHOLDER FEES
      (fees paid directly from your investment)

      Sales Charge (Load) Imposed on Purchases                      None
      Sales Charge (Load) Imposed on Reinvested
        Dividends                                                   None
      Deferred Sales Charge (Load)                                  None
      Redemption Fees                                               None
      Exchange Fees                                                 None
      Maximum Account Fee                                         None/1/
------------------------------------------------------       ------------------
ANNUAL PORTFOLIO OPERATING EXPENSES
      (expenses that are deducted from Portfolio assets)

      Management Fees                                               .45%
      Distribution (12b-1) Fees                                     None
      Other Expenses
        Shareholder Servicing Fees                                  .10%
        Transfer Agent Expenses                                     .01%
        All Other Expenses                                          .04%
                                                                    ----
      Total Other Expenses                                          .15%
                                                                    ----
Total Annual Portfolio Operating Expenses                           .60%
                                                                    ====

                1Certain shareholders who are private advisory clients of
                 Sanford C. Bernstein & Co., LLC may in such capacity pay additional fees to Sanford C. Bernstein & Co., LLC (not to the
                 Fund).
            ----------------------------------------------------------------
EXAMPLE
                  This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

                  The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      1 Yr.              $ 61

      3 Yrs. (cum.)      $192

      5 Yrs. (cum.)      $335

      10 Yrs. (cum.)     $750

--------------------------------------------------------------------------------
                                              Prospectus -- February 1, 2007 13

ADDITIONAL INFORMATION ABOUT
PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


This section contains additional information about the Portfolios' principal investment strategies and related risks, which are described on the preceding pages.

Making Investment Decisions for the Portfolios

To solve the complex problems of bond and stock valuation, we devote considerable resources to research. Our business is investment research and management, and we have developed proprietary and innovative means of improving investment decision-making.

To minimize the emotional aspects of decision-making under uncertainty, we strive to apply our valuation tools in a consistent and disciplined fashion. The International Portfolio uses a blended-style, growth-and-value-oriented framework. Investment decision-making is disciplined, centralized and highly systematic.

The Fixed-Income Portfolios: To identify attractive bonds for the Fixed-Income Portfolios, we evaluate securities and sectors to identify the most attractive securities in the market at a given time -- those offering the highest expected return in relation to their risks. In addition, we may analyze the yield curve to determine the optimum combination of duration for given degrees of interest-rate risk. Finally, we may use interest-rate forecasting to determine the best level of interest-rate risk at a given time, within specified limits for each Portfolio.

The International Portfolio: The research analyses supporting buy and sell decisions are fundamental and bottom-up, based largely on specific company and industry findings rather than on broad economic forecasts. In managing the International Portfolio, we diversify the investment portfolios between growth and value equity investment styles. We select international growth and international value equity securities by drawing from our fundamental growth and value investment disciplines to produce blended portfolios. Investment decision-making for this Portfolio is systematic and centralized, pursued by an investment policy group working in concert with, and guided by, the findings of our international growth and value research teams.

The International Portfolio's international growth stocks are selected using AllianceBernstein's research-driven international growth investment discipline. In selecting stocks, the international growth investment team seeks to identify companies with superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of our large international growth research staff, which follows over 500 non-U.S. companies. As one of the largest multinational investment firms, we have access to considerable information concerning these companies, including an in-depth understanding of their products, services, markets and competition, as well as a good knowledge of the management of most of the companies.

Our international growth analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose strong management and superior industry positions can contribute to substantially above-average future earnings growth. The international growth investment team constructs a portfolio of equity securities of a limited number of carefully selected, high-quality companies that are judged likely to achieve superior earnings growth.

The International Portfolio's international value stocks are selected using Bernstein's research-driven investment discipline. This discipline relies heavily upon the fundamental analysis and research of Bernstein's large international value research staff, which follows approximately 2000 companies. In selecting stocks, the Bernstein international value investment team invests in underpriced stocks -- those with low price/earnings ratios, low price/book-value ratios and high dividend yields.

Our international and emerging markets value analysts identify and quantify the critical variables that influence a business's performance, analyze the results in order to forecast each company's long-term prospects and meet regularly with company management, suppliers, clients and competitors. As a result, analysts have an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most companies in the research universe.

Portfolio turnover: The portfolio turnover rate for each Portfolio is included in the Financial Highlights section. The Portfolios generally buy portfolio securities with the intention of holding them for investment. However, when market conditions or other circumstances warrant, securities may be

--------------------------------------------------------------------------------
14 Prospectus -- February 1, 2007

--------------------------------------------------------------------------------

purchased and sold without regard to the length of time held. From time to time, the Portfolios may engage in active short-term trading to seek short-term profits during periods of fluctuating interest rates, or for other reasons.
This trading will increase a Portfolio's rate of turnover and the incidence of short-term capital gain taxable as ordinary income. A higher rate of portfolio turnover increases transaction costs, which must be borne by a Portfolio and its shareholders. The execution costs for municipal securities are substantially less than those for equivalent dollar values of equity securities.

Temporary defensive positions: Under exceptional conditions abroad or when we believe that economic or market conditions warrant, the International Portfolio may temporarily, for defensive purposes, invest part or all of its portfolio in U.S. government obligations or investment-grade debt or equity securities of U.S. issuers.

For temporary defensive purposes, each Portfolio also may invest without limit in high-quality municipal notes or variable rate demand obligations, or in taxable cash equivalents. When a Portfolio is investing for temporary defensive purposes, it is not pursuing its investment goal.

Changing the investment objectives and policies of the Portfolios; when shareholder approval is required:
The investment objectives and policies of the Portfolios are not fundamental and thus may be changed without shareholder approval. Shareholders will receive prior written notice before any change to the investment objectives of any Portfolio is implemented.

Investment policies and limitations apply at time of purchase only: Unless otherwise specified, the policies and limitations discussed in this Prospectus apply at the time an instrument is purchased. Thus, a change of circumstances will not require the sale of an investment if it was otherwise properly purchased.

Special Investment Techniques and Related Risks

Foreign Currency Transactions

The Portfolios may enter into foreign-currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward contract with a term greater than one year.

Although forward contracts will be used primarily to protect the Portfolios from adverse currency movements, they involve the risk that the Manager will not accurately predict currency movements. As a result, the Portfolios' total return could be adversely affected.

Under certain circumstances, the International Portfolio may commit a substantial portion or the entire value of its Portfolio to the consummation of these contracts. The Manager will consider the effect that a substantial commitment of assets to forward contracts would have on the investment program of this Portfolio and the flexibility of this Portfolio to purchase additional securities.

Futures Contracts and
Options on Futures Contracts

Each Portfolio may also enter into contracts involving the right or obligation to deliver or receive assets or money depending on the performance of one or more assets or an economic index. These include futures contracts with respect to bonds, Eurodeposits, securities indexes, currencies, options or other derivatives or financial instruments.

Futures contracts can be highly volatile and could reduce a Portfolio's total returns. Attempts by the Manager to use futures for hedging or other purposes may not be successful. Each Portfolio's potential losses from the use of futures extend beyond its initial investment in such contracts and are potentially unlimited. Also, losses from futures could be significant if a Portfolio is unable to close out its position due to disruptions in the market or lack of liquidity.

Options on futures contracts are options that call for the delivery of futures contracts upon exercise. The Portfolios may each purchase or sell options on futures contracts for hedging or other purposes.

--------------------------------------------------------------------------------
                                              Prospectus -- February 1, 2007 15

ADDITIONAL INVESTMENT INFORMATION,
SPECIAL INVESTMENT TECHNIQUES AND RELATED RISKS
--------------------------------------------------------------------------------


In addition to the principal investments previously described, the Portfolios may invest in other instruments. This section of the Prospectus contains detailed information about the other instruments in which the Portfolios may invest, special investment techniques that the Manager may employ and information about the related risks. The limitations and restrictions discussed below supplement those discussed earlier in this Prospectus.

Additional investments, strategies and practices permitted; details in the Fund's SAI: Each Portfolio may invest in other securities, use other strategies and engage in other investment practices. Detailed information about these securities, strategies and practices is contained in the Fund's SAI, which is available upon request at no cost (see back cover of this Prospectus).

Short Duration Plus and Intermediate Duration Portfolios

Interest Only/Principal Only Securities

The Short Duration Plus and Intermediate Duration Portfolios may invest in a type of mortgage-related security where all interest payments go to one class of holders --"Interest Only" or "IO"-- and all of the principal goes to a second class of holders --"Principal Only" or "PO."

The market values of both IOs and POs are sensitive to prepayment rates; the value of POs varies directly with prepayment rates, while the value of IOs varies inversely with prepayment rates. If prepayment rates are high, investors may actually receive less cash from the IO than was initially invested. IOs and POs issued by the U.S. government or its agencies and instrumentalities that are backed by fixed rate mortgages may be considered liquid securities under guidelines established by the Fund's Board of Directors; all other IOs and POs will be considered illiquid (see discussion below).

Obligations of Supranational Agencies

The Short Duration Plus and Intermediate Duration Portfolios may invest in the obligations of supranational agencies. Supranational agencies rely on participating countries (which may include the United States) for funds. Some supranationals, such as the International Bank for Reconstruction and Development (the "World Bank"), have the right to borrow from participating countries, including the United States. Other supranationals must request funds from participating countries; however, such requests may not always be honored. Moreover, the securities of supranational agencies, depending on where and how they are issued, may be subject to some of the risks associated with investments in foreign securities (see discussion on pages 2-3 and 7).

Variable, Floating and Inverse Floating Rate Instruments

Fixed-income securities may have fixed, variable or floating rates of interest. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

The Short Duration Plus and the Intermediate Duration Portfolios may invest in variable rate demand notes ("VRDN") which are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as prime interest rate). These instruments are payable on demand and are secured by letters of credit or other credit support agreements from major banks.

The Short Duration Plus and the Intermediate Duration Portfolios may invest in fixed-income securities that pay interest at a coupon rate equal to a base rate, plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level of "cap." The amount of such an additional interest payment typically is calculated under a formula based on a short-term interest rate index multiplied by a designated factor.

The Short Duration Plus and the Intermediate Duration Portfolios may invest in "inverse floaters," which are securities with two variable components that, when combined, result in a fixed interest rate. The "auction component" typically pays an interest rate that is reset periodically through an auction process, while the "residual component" pays a current residual interest rate based on the difference between the total interest paid on the securities and the auction rate paid on the auction component. A Portfolio may purchase both auction and

--------------------------------------------------------------------------------
16 Prospectus -- February 1, 2007

--------------------------------------------------------------------------------

residual components. When an inverse floater is in the residual mode (leveraged), the interest rate typically resets in the opposite direction from the variable or floating market rate of interest on which the floater is based. The degree of leverage inherent in inverse floaters is associated with a greater degree of volatility of market value, such that the market values of inverse floaters tend to decrease more rapidly during periods of falling interest rates than those of fixed-rate securities.

Zero Coupon Securities

Zero coupon securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.

Fixed-Income Securities

The Short Duration Plus Portfolio may invest in medium-quality securities rated A or Baa by Moody's, or A or BBB by S&P or Fitch. It is expected that this Portfolio will not retain a security downgraded below B by Moody's, S&P and Fitch, or if unrated, determined by the Manager to have undergone similar credit quality deterioration. The Intermediate Duration Portfolio may invest in below-investment grade securities rated Ba, B or Caa by Moody's or BB, B or CCC by S&P and Fitch.

Unrated securities may be purchased by these Portfolios when the Manager believes that the financial condition of the issuers of such obligations and the protection afforded by their terms limit risk to a level comparable to that of rated securities that are consistent with a Portfolio's investment policies.

Short Duration Plus and Intermediate Duration Portfolios

Bank Loan Debt

The Short Duration Plus and the Intermediate Duration Portfolios may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between borrowers and one or more financial institutions ("Lenders"). Such loans are often referred to as bank loan debt. The Portfolios' investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. The lack of a liquid secondary market for such securities may have an adverse impact on the value of such securities and the Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet the Portfolio's liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower.

All Portfolios

Illiquid Securities

Each Portfolio will limit its investments in illiquid securities to 15% of its net assets. Illiquid securities generally include (i) direct placements or other securities for which there is no readily available market (e.g., when market makers do not exist or will not entertain bids or offers),
(ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days. Rule 144A securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid. AllianceBernstein will monitor the liquidity of each Portfolio's Rule 144A portfolio securities. A Portfolio that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale.

Derivatives

Each Portfolio may use derivatives to achieve their investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate, or index. These assets, rates and indices may include bonds, stocks, mortgages, commodities, interest rates, bond indices and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example,

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one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Portfolios to earn income and enhance returns, to hedge or adjust the risk profile of an investment portfolio, to obtain exposure to otherwise inaccessible markets or to manage the effective maturity or duration of fixed-income securities. Each of the Portfolios is permitted to use derivatives for one or more of these purposes. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool which, when used properly, can provide significant benefit to Portfolio shareholders. A Portfolio may take a significant position in those derivatives that are within its investment policies if, in AllianceBernstein's judgment, this represents the most effective response to current or anticipated market conditions. AllianceBernstein's use of derivatives is subject to continuous risk-assessment and ranked from the standpoint of each Portfolio's investment objectives and policies.

Derivatives may be (i) standardized, exchange-traded contracts or
(ii) customized, privately negotiated contracts, generally referred to as over-the-counter derivatives. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments--options, futures, forwards and swaps--from which virtually any type of derivative transaction can be created.

 . Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index). Likewise, when an option is exercised, the writer of the option is obliged to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index).

 . Futures--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specified price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

 . Forwards--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed-upon payment.

 . Swaps--A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) for a specified amount of an underlying asset (the "notional" principal amount). The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting as principals and as agents utilizing standard swap documentation. As a result, the swap market has become well established and relatively liquid. The Portfolios will enter into swap transactions only with counterparties whose debt securities (or whose guarantors' debt securities) are rated at least A (or the equivalent) by

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   at least one nationally recognized statistical rating organization and are on the Manager's approved list of swap counterparties for that Portfolio.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities" or "hybrid" investments. Examples of these securities are described above under "Variable, Floating and Inverse Floating Rate Instruments" and below under "Structured Instruments."

While the judicious use of derivatives by highly experienced investment managers, such as AllianceBernstein, can be quite beneficial, derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues concerning the use of derivatives that investors should understand before investing in a Portfolio.

 . Market Risk--This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to the Portfolio's interest.

 . Management Risk--Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to an investment portfolio, and the ability to forecast price and interest rate movements correctly.

 . Credit Risk--This is the risk that a loss may be sustained by a Portfolio as a result of the failure of the counterparty to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolios consider the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

 . Liquidity Risk--Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, as is the case with many privately negotiated derivatives, it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

 . Leverage Risk--Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

 . Other Risks--Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counter-productive to, furthering the Portfolio's investment objective.

Derivatives Used by the Portfolios

The following describes specific derivatives that one or more of the Portfolios may use.

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                                              Prospectus -- February 1, 2007 19

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Credit Default Swap Agreements

The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. If a credit event occurs the seller typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) less the value of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. A Portfolio may be either the buyer or seller in the transaction. If a Portfolio is a buyer and no credit event occurs, the Portfolio may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value. As a seller, a Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs.

Credit default swaps may involve greater risks than if a Portfolio had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to liquidity risk and credit risk. If a credit event were to occur, the value of the reference obligation received by the Portfolio, as the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio.

A Portfolio will enter into credit default swap transactions only with counterparties whose debt securities (or whose guarantor's debt securities) are rated at least A (or the equivalent) by at least one nationally recognized statistical rating organization and are on the Manager's approved list of swap counterparties for that Portfolio.

A Portfolio may enter into a credit default swap that provides for settlement by physical delivery if, at the time of entering into the swap, such delivery would not result in the Portfolio investing more than 20% of its total assets in securities rated lower than A by Standard & Poor's, Fitch or Moody's. A subsequent deterioration of the credit quality of the underlying obligation of the credit default swap will not require the Portfolio to dispose of the swap.

Options

The Portfolios may each purchase and sell put and call options on securities, securities indexes, foreign currencies and futures contracts. The Portfolios will write only covered options or other derivatives or financial instruments.

The Portfolios may also enter into options on the yield "spread" or yield differential between two securities. In contrast to other types of options, this option is based on the difference between the yields of designated securities, currencies, futures or other instruments. In addition, the Portfolios may write covered straddles. A straddle is a combination of a call and a put written on the same underlying security.

No Portfolio will write any option if, immediately thereafter, the aggregate value of the Portfolio's securities subject to outstanding options would exceed 25% of its net assets.

In purchasing an option on securities, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, a Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

A Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. None of the Portfolios will write uncovered call or put options. A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written (or if it holds a call option with an exercise price that is greater than that of the call option it has written, if the difference is maintained by the Portfolio in liquid assets in a

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segregated account). A put option written by a Portfolio is covered if the
Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written or if the Portfolio maintains liquid assets in a segregated account with a value equal to the exercise price.

The risk involved in writing an uncovered put option is that there could be a decrease in the market value of the underlying securities. If this occurred, a Portfolio could be obligated to purchase the underlying security at a higher price than its current market value. Conversely, the risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and a Portfolio could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option, whereas the risk of loss from writing an uncovered call option is potentially unlimited.

The Portfolios may purchase or write privately negotiated options on securities. A Portfolio that purchases or writes privately negotiated options on securities will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by AllianceBernstein. AllianceBernstein has adopted procedures for monitoring the creditworthiness of such counterparties. Privately negotiated options purchased or written by a Portfolio may be illiquid, and it may not be possible for the Portfolio to effect a closing transaction at an advantageous time.

Structured Instruments

As part of its investment program and to maintain greater flexibility, each Portfolio may invest in structured instruments. Structured instruments, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Generally, a structured instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, structured instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

Structured instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular structured instrument, changes in a Benchmark may be magnified by the terms of the structured instrument and have an even more dramatic and substantial effect upon the value of the structured instrument. Also, the prices of the structured instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

Structured instruments can have volatile prices and limited liquidity, and their use by a Portfolio may not be successful. The risk of these investments can be substantial; possibly all of the principal is at risk. No Portfolio will invest more than 20% of its total assets in these investments.

Interest Rate Transactions (Swaps, Caps and Floors)

Each Portfolio may enter into interest rate or foreign currency swaps and purchase and sell interest-rate caps and floors. The Portfolios expect to enter into these transactions for a variety of reasons, including for hedging purposes, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Portfolios anticipate purchasing at a later date, as a duration management technique or to attempt to exploit mispricings in the bond or currency markets.

No Portfolio will use swaps to leverage the Portfolio. A Portfolio will maintain in a segregated account with the Fund's custodian an amount having an aggregate net asset value at least equal to the net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each swap.

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Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating-rate payments for fixed rate payments) computed based on a contractually based principal (or "notional") amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor.

A Portfolio will enter into interest rate swap, cap or floor transactions only with counterparties whose debt securities (or whose guarantors' debt securities) are rated at least A (or the equivalent) by at least one nationally recognized rating organization and are on the Manager's approved list of swap counterparties for that Portfolio.

Currency swaps are similar to interest-rate swaps, except that they involve currencies instead of interest rates.

Caps and floors may be less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to a Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make.

Synthetic Foreign Equity Securities

The International Portfolio may invest in a form of synthetic foreign equity securities, which may be referred to as international warrants, local access products, participation notes, or low exercise price warrants. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index. International warrants are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style exercise, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style exercise, which means that they may be exercised only on the expiration date. International warrants have an exercise price, which is fixed when the warrants are issued.

The Portfolio will normally invest in covered warrants, which entitle the holder to purchase from the issuer common stock of an international company or receive a cash payment (generally in U.S. dollars). The cash payment is calculated according to a predetermined formula. The Portfolio may invest in low exercise price warrants, which are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.

The Portfolio will acquire covered warrants issued by entities deemed to be creditworthy by the Manager, who will monitor the creditworthiness of the issuers on an on-going basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants.

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22 Prospectus -- February 1, 2007

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They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

Lending Portfolio Securities

Each Portfolio may lend Portfolio securities. The Short Duration Plus Portfolio and the Intermediate Duration Portfolio may lend up to 30% of its total assets. The International Portfolio may lend up to one-third of its total assets. Loans may be made to qualified broker-dealers, banks or other financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned are deposited and maintained by the borrower with the Portfolio. A principal risk in lending Portfolio securities, as with other collateral extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio will be exposed to the risk that the sale of any collateral realized upon a borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, AllianceBernstein will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned from the securities. A Portfolio may invest any cash collateral directly or indirectly in short-term, high-quality debt instruments and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio's investment risks. The Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or distributions. The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

Forward Commitments

Each Portfolio may purchase or sell securities on a forward commitments basis. Forward commitments are forward contracts for the purchase or sale of securities, including purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments are negotiated, the price, which is generally expressed in yield terms with respect to fixed-income securities, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond this time may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date.

The use of forward commitments helps a Portfolio to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Portfolio might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Portfolio might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

A Portfolio's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date. The Portfolios enter into forward commitments, however, only with the intention of actually receiving securities or delivering them, as the case may be. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may realize a gain or incur a loss. The Portfolios must segregate liquid assets in an amount at least equal to their purchase commitments, and must segregate securities sold on a delayed delivery basis.

Repurchase Agreements

A Portfolio may seek additional income by investing in repurchase agreements pertaining only to U.S. Government securities. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements

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                                              Prospectus -- February 1, 2007 23

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permit a Portfolio to keep all of its assets at work while retaining
"overnight" flexibility in pursuit of investments of a longer-term nature. A Portfolio requires continual maintenance of collateral in an amount equal to, or in excess of, the resale price. If a vendor defaults on its repurchase obligation, a Portfolio would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. There is no percentage restriction on any Portfolio's ability to enter into repurchase agreements. The Portfolios may enter into repurchase agreements with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New
York).

Dollar Rolls

The Short Duration Plus and the Intermediate Duration Portfolios may enter into dollar rolls. Dollar rolls involve sales by a Portfolio of securities for delivery in the current month and the Portfolio's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities a Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. The Short Duration Plus and the Intermediate Duration Portfolios may also enter into a type of dollar roll known as a "fee roll". In a fee roll, a Portfolio is compensated for entering into the commitment to repurchase by "fee income", which is received when the Portfolio enters into the commitment. Such fee income is recorded as deferred income and accrued by the Portfolio over the roll period. Dollar rolls may be considered to be borrowings by a Portfolio.

Future Developments

One or more of the Portfolios may discover additional opportunities in the areas of options, futures contracts, options on futures contracts and other derivative instruments or take advantage of other investment practices not currently contemplated. These opportunities will become available as the Manager develops new strategies, as regulatory authorities broaden the range of transactions that are permitted and as new options and futures are developed. To the extent such opportunities are both consistent with the Portfolio's investment objectives and restrictions and legally permissible for that Portfolio, we may utilize the strategies. These opportunities may involve risks that differ from those described above.

Portfolio Holdings

The Fund's SAI includes a description of the policies and procedures that apply to disclosure of the Portfolio's portfolio holdings.

Additional Risk Considerations

Fixed-Income Securities

The value of each of the Short Duration Plus and Intermediate Duration Portfolios' shares will fluctuate with the value of its investments. The value of a Portfolio's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of a Portfolio's securities generally rise. Conversely, during periods of rising interest rates, the values of a Portfolio's securities generally decline.

In seeking to achieve a Portfolio's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities held by a Portfolio will be unavoidable. Moreover, medium- and lower-rated securities and unrated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of a Portfolio.

Investments in Lower-Rated Securities

Lower-rated securities, i.e., those rated Ba and lower by Moody's or BB and lower by S&P and Fitch (commonly known as "junk bonds"), are subject to greater risk of loss of principal and interest than higher-rated securities. They also are generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in

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24 Prospectus -- February 1, 2007

--------------------------------------------------------------------------------

times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment-grade securities.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets.

The Manager will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification, attention to current developments and trends in interest rates, and economic and political conditions. There can, however, be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, the Manager's research and credit analysis are a correspondingly more important aspect of its program for managing a Portfolio's securities than would be the case if a Portfolio did not invest in lower-rated securities. In considering investments for a Portfolio, the Manager will attempt to identify issuers of lower-rated securities whose financial conditions are adequate to meet future obligations, have improved, or are expected to improve in the future.

Unrated Securities

The Manager also will consider investments in unrated securities for a Portfolio when the Manager believes that the financial condition of the issuers of the securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Portfolio to a degree comparable to rated securities that are consistent with the Portfolio's objective and policies.

Leverage

When a Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. Each Portfolio may create leverage by using reverse repurchase agreements, inverse floating rate instruments or derivatives, or by borrowing money for temporary or emergency purposes.



PRIOR PERFORMANCE OF SIMILARLY MANAGED ACCOUNTS
--------------------------------------------------------------------------------


As described in this Prospectus, we diversify the investment portfolio of the International Portfolio between the growth and value investment styles. Normally, approximately 50% of the value of the International Portfolio will consist of value stocks and 50% will consist of growth stocks, although this allocation will vary within a narrow range around this 50/50 target.

We have substantial experience in managing client portfolios using each of these investment disciplines. Presented in Displays 1 and 2 is historical performance information for our international growth and international value investment disciplines. These charts reflect the performance of accounts that are managed substantially similarly to the manner in which the separate international growth and international value components of the International Portfolio are managed. Our own history of managing client portfolios using the growth and value disciplines began more than ten years ago. The Displays below set forth the details of our performance in managing portfolios using each of these styles.

Certain of the investment teams employed by the Manager in managing the International Portfolio have experience in managing discretionary accounts of institutional clients and/or other registered investment companies and portions thereof (the "Historical Accounts") that have substantially the same investment objectives and policies and are managed in accordance with essentially the same value and growth disciplines as those applicable to the portions of the International Portfolio they manage. The Historical Accounts that are not registered investment companies or portions thereof are not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Code to which the International Portfolio, as a registered investment company, is subject and which, if applicable to the Historical Accounts, may have adversely affected the performance of the Historical Accounts.

Set forth below is performance data provided by the Manager relating to the Historical Accounts managed by investment

--------------------------------------------------------------------------------
                                              Prospectus -- February 1, 2007 25

PRIOR PERFORMANCE OF SIMILARLY
MANAGED ACCOUNTS (CONT'D)
--------------------------------------------------------------------------------

teams that manage the International Portfolio's assets. Performance data is shown for the period during which the relevant investment team of AllianceBernstein or its Bernstein unit managed the Historical Accounts through December 31, 2006. Each of an investment team's Historical Accounts has a nearly identical composition of investment holdings and related percentage weightings.

The performance data is net of all fees (including brokerage commissions) charged to the Historical Accounts, calculated on a monthly basis. The data has not been adjusted to reflect any fees that will be payable by the International Portfolio, which may be higher than the fees imposed on the Historical Accounts, and will reduce the returns of this Portfolio. Except as noted, the performance data has also not been adjusted for corporate or individual taxes, if any, payable by account owners.

The Manager has calculated the investment performance of the Historical Accounts on a trade-date basis. Dividends have been accrued at the end of the month and cash flows weighted daily. Composite investment performance for value accounts has been determined on an equal weighted basis for periods prior to January 1, 2003 and on an asset weighted basis for periods subsequent thereto. Composite investment performance for growth accounts has been determined on an asset weighted basis. New accounts are included in the composite investment performance computations at the beginning of the quarter following the initial contribution. The total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return. Other methods of computing the investment performance of the Historical Accounts may produce different results, and the results for different periods may vary.

The MSCI EAFE Index shown in Displays 1 and 2 is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the United States & Canada. As of June 2006 the MSCI EAFE Index consisted of the following 21 developed market country indices:
Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

To the extent an investment team utilizes investment techniques such as futures or options, the indices shown may not be substantially comparable to the performance of the investment team's Historical Accounts. The indices shown are included to illustrate material economic and market factors that existed during the time period shown. None of the indices reflects the deduction of any fees.

Display 1 presents the historical performance for AllianceBernstein's international growth investment discipline ("Growth Composite"). The performance information set forth in Display 1 does not represent the performance of the International Portfolio.

--------------------------------------------------------------------------------
26 Prospectus -- February 1, 2007

--------------------------------------------------------------------------------


Display 1
ALLIANCE INTERNATIONAL GROWTH COMPOSITE
Average Annual Total Returns

                                    [CHART]


                                                           Premium/Discount to
                  Growth Composite    MSCI EAFE Index        MSCI EAFE Index
                  ----------------    ---------------        ---------------
One Year                18.22%             26.34%                -8.12%
Three Years             17.03%             19.93%                -2.90%
Five Years              12.79%             14.98%                -2.19%
10 Years                 7.70%              7.71%                -0.01%
Since Inception          8.31%              8.11%                -0.20%
   (12/90)

Period ended December 31, 2006
Past performance is no guarantee of future results.

Display 2 presents the historical performance for Bernstein's international value investment discipline ("Value Composite"). The performance information set forth in Display 2 does not represent the performance of the International Portfolio.


Display 2
BERNSTEIN INTERNATIONAL VALUE COMPOSITE
Average Annual Total Returns

                                    [CHART]



                                     MSCI EAFE        Premium/Discount
                Value Composite        Index         to MSCI EAFE Index
                ---------------        -----         ------------------
One Year            30.56%            26.34%                4.22%
Three Years         25.35%            19.93%                5.42%
Five Years          20.48%            14.98%                5.50%
10 Years            12.80%             7.71%                5.09%
Since Inception     12.92%             8.93%                3.99%
(06/92)

Periods ended December 31, 2006
Past performance is no guarantee of future results

Until September 2, 2003, the International Portfolio was managed using only the Manager's international value discipline. Since September 2, 2003, the International Portfolio has been managed using both the Manager's international growth and international value investment disciplines.

The above performance data in Displays 1 and 2 are provided solely to illustrate the Manager's experience in managing accounts using the growth and value investment disciplines. Investors should not rely on this information as an indication of actual performance of any account or future performance of the International Portfolio. Other methods of computing returns may produce different results, and the results for different periods will vary.

--------------------------------------------------------------------------------
                                              Prospectus -- February 1, 2007 27

FUND MANAGEMENT
--------------------------------------------------------------------------------

The investment manager of the Fund is AllianceBernstein L.P. ("AllianceBernstein"). AllianceBernstein has its principal offices at 1345 Avenue of the Americas, New York, New York 10105. AllianceBernstein is a leading international investment adviser supervising client accounts with assets, as of September 30, 2006, totaling approximately $659 billion (of which approximately $82 billion represented assets of investment companies). As of September 30, 2006, AllianceBernstein managed retirement assets for many of the largest public and private employee benefit plans (including 41 of the nation's FORTUNE 100 companies), for public employee retirement funds in 37 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 44 registered investment companies, managed by AllianceBernstein, comprising 125 separate investment portfolios, currently have approximately 4.0 million shareholder accounts.

The day-to-day management of and investment decisions for the: International Portfolio are made by the Blend Investment Policy Team; Short Duration Plus Portfolio are made by the U.S. Investment Grade: Liquid Markets Structured Products Investment Team; and Intermediate Duration Portfolio are made by the U.S. Investment Grade: Core Fixed Income Team. Each group or team is comprised of senior team members and relies heavily on the fundamental analysis and research of the Manager's large internal research staff. No one person is principally responsible for making recommendations for the Fund's portfolios.


The following tables list the five persons within each team with the most significant responsibility for day-to-day management of the Portfolios, the length of time that each person has been jointly and primarily responsible for the Portfolios, and each person's principal occupation during the last five years:

                                 Principal Occupation During the Past
        Employee; Title; Year    Five (5) Years
        ---------------------------------------------------------------
        Blend Investment
        Policy Team:
        Thomas J. Fontaine       Senior Vice President of AB Corp.
        Senior Vice President    since prior to 2002 and a Senior
        (since 2/2005)           Portfolio Manager and Director of
                                 Research of Blend Strategies Team.

        Mark A. Hamilton         Senior Vice President of AB Corp.,
        Senior Vice President    with which he has been associated
        (since 1/2007)           since prior to 2002.

        Joshua Lisser            Senior Vice President of AB Corp.,
        Senior Vice President    with which he has been associated
        (since 2/2005)           since prior to 2002, and Chief
                                 Investment Officer of Structured
                                 Equities.

        Seth J. Masters          Chief Investment Officer of Blend
        Executive Vice President Strategies Team and Executive Vice
        (since inception)        President of AB Corp., with which he
                                 has been associated since prior to
                                 2002.

        Christopher H. Nikolich  Senior Vice President of AB Corp.,
        Senior Vice President    with which he has been associated
        (since 2/2005)           since prior to 2002.

        US Investment Grade:
        Liquid Markets
        Structured Products
        Investment Team:

        Shawn E. Keegan          Vice President of AB Corp., with
        Vice President           which he has been associated since
        (since 10/2005)          prior to 2002.

        S. Sean Kelleher         Senior Vice President of AB Corp.,
        Senior Vice President    with which he has been associated
        (since 2/2007)           since prior to 2002.

        Lipkee Lu                Vice President of AB Corp. since June
        Vice President           2005. Previously, he was a Senior
        (since 10/2005)          Vice President and Structured Product
                                 portfolio manager at Deerfield
                                 Capital Management LLC since prior to
                                 2002.

        Jeffrey S. Phlegar       Executive Vice President of AB Corp.,
        Executive Vice President with which he has been associated
        (since 2/2007)           since prior to 2002, Chief Investment
                                 Officer and Co-Head of Fixed Income.

--------------------------------------------------------------------------------
28 Prospectus -- February 1, 2007

--------------------------------------------------------------------------------

                                Principal Occupation During the Past
          Employee; Title; Year Five (5) Years
          ------------------------------------------------------------

          Raymond Wong          Vice President of AB Corp. since
          Vice President        prior to 2002.
          (since 10/2005)

          Investment Team
          US Investment Grade:
          Core Fixed Income
          Investment Team:

          Shawn E. Keegan       (see above)
          (see above)

          Joran Laird           Vice President of AB Corp., with
          Vice President        which he has been associated since
          (since 10/2005)       prior to 2002.

          Alison M. Martier     Senior Vice President of AB Corp.,
          Senior Vice President with which she has been associated
          (since 5/2005)        since prior to 2002.

          Jeffrey S. Phlegar    (see above)
          (see above)

          Greg J. Wilensky      Vice President of AB Corp., with
          Vice President        which he has been associated since
          (since 5/2005)        prior to 2002, and Director of Stable
                                Value Investments.

The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the Portfolios of the Fund.

Certain other clients of the Manager may have investment objectives and policies similar to those of the Fund. The Manager may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Manager to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Manager to the accounts involved, including the Fund. When two or more of the clients of the Manager (including the Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

Investment Management Fees

For the fiscal years indicated, the aggregate fees paid to AllianceBernstein as a percentage of assets for services rendered to each Portfolio with respect to investment management was:

                                                        Fee as a
                                         Fiscal       percentage of
                                          Year        average daily
             Portfolio                   Ended         net assets
             ------------------------------------------------------
             Short Duration Plus   September 30, 2006      .48%
             Intermediate Duration September 30, 2006      .45%
             International         September 30, 2006      .88%

A discussion regarding the basis for the Board of Directors' approval of the Fund's investment advisory agreement is available in the Fund's semi-annual report to shareholders for the fiscal period ended March 31, 2006.

Shareholder Servicing Fees

AllianceBernstein provides SCB with shareholder servicing services. For these services, AllianceBernstein charges the Short Duration Plus Portfolio and the Intermediate Duration Portfolio an annual fee of 0.10% of each such Portfolio's average daily assets and the International Portfolio an annual fee of 0.25% of the Portfolio's average daily net assets. These shareholder services include providing information to shareholders concerning their Portfolio investments, systematic withdrawal plans, Portfolio dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, Portfolio performance, Portfolio services, plans and options, Portfolio investment policies, portfolio holdings and tax consequences of Portfolio investments; dealing with shareholder complaints and other correspondence relating to Portfolio matters; and communications with shareholders when proxies are being solicited from them with respect to voting their Portfolio shares.

Distribution Services

Sanford C. Bernstein & Co., LLC ("Bernstein LLC"), a Delaware limited liability company and registered broker-dealer and investment adviser, provides the Fund with distribution services pursuant to a Distribution Agreement between the Fund and Bernstein LLC. Bernstein LLC does not charge a fee for these services. Bernstein LLC is a wholly-owned subsidiary of AllianceBernstein.

--------------------------------------------------------------------------------
                                              Prospectus -- February 1, 2007 29

--------------------------------------------------------------------------------


Retirement Plan Services

Employer-sponsored defined contribution retirement plans, such as 401(k) plans, may hold Portfolio shares in the name of the plan, rather than the individual participants. In these cases, the plan recordkeeper performs transfer-agency functions for these shareholder accounts. Plan recordkeepers may be paid, or plans may be reimbursed, by the Fund for each plan participant portfolio account in an amount equal to the lesser of 0.12% of the assets of the Portfolio attributable to such plan or $12 per account, per annum. To the extent any of these payments for retirement plan accounts are made by the Portfolio, they are included in the amount appearing opposite the caption "Other Expenses" found in the Portfolio expense tables under "Annual Portfolio Operating Expenses."

The Manager, at its expense, may provide additional payments to plan recordkeepers for the services they provide to plan participants that have invested in a Portfolio.

Additional Fees for Certain Investors

Certain investors in the Fund are private advisory clients of affiliates of the Manager and in such capacity pay separate fees to such affiliates. These fees are in addition to Fund related fees. For more information on such fees, please contact your Bernstein advisor.

Additional Information Regarding AllianceBernstein

Legal Proceedings

As has been previously reported in the press, the Staff of the Securities and Exchange Commission (the "Commission") and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that AllianceBernstein provide information to them. AllianceBernstein has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, AllianceBernstein confirmed that it had reached terms with the Commission and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the mutual funds sponsored by AllianceBernstein (the "AllianceBernstein Mutual Funds"). The agreement with the Commission is reflected in an Order of the Commission ("Commission Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) AllianceBernstein agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the Commission Order. According to the Commission Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (a) their aliquot share of losses suffered by the fund due to market timing, and (b) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii)AllianceBernstein agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, until December 31, 2008; and

(iii)AllianceBernstein agreed to implement changes to its governance and compliance procedures. Additionally, the Commission Order and NYAG Order contemplates that AllianceBernstein's registered investment company clients, including the Funds, will introduce governance and compliance changes.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against AllianceBernstein; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds; certain officers of Alliance (the "Alliance Capital defendants"); and certain other defendants not affiliated with AllianceBernstein, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market

--------------------------------------------------------------------------------
30 Prospectus -- February 1, 2007

--------------------------------------------------------------------------------

timing of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with AllianceBernstein, including recovery of all fees paid to AllianceBernstein pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed in various state and federal courts against AllianceBernstein and certain other defendants, and others may be filed. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws, and common law. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions, and removed all state court actions, to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of AllianceBernstein. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Commission Order and the NYAG Order. On April 21, 2006, AllianceBernstein and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount, which was previously accrued and disclosed, has been disbursed. The derivative claim brought on behalf of Holding remains pending. Plaintiffs seek an unspecified amount of damages.

On February 10, 2004, AllianceBernstein received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and
(ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require AllianceBernstein to produce documents concerning, among other things, any market timing or late trading in AllianceBernstein's sponsored mutual funds. AllianceBernstein responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against AllianceBernstein, Alliance Holding, and various other defendants not affiliated with AllianceBernstein. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to AllianceBernstein and Alliance Holding. The Summary Order claims that AllianceBernstein and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 26, 2006, AllianceBernstein, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. The court denied the writ and in September 2006 the Supreme Court of Appeals declined the defendants' petition for appeal. On September 22, 2006, AllianceBernstein and Alliance Holding filed an answer and motion to dismiss the Summary Order with the Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. (the "Aucoin Complaint") was filed against AllianceBernstein, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin

--------------------------------------------------------------------------------
                                              Prospectus -- February 1, 2007 31

--------------------------------------------------------------------------------

Complaint names certain of the AllianceBernstein Mutual Funds, including certain AllianceBernstein Funds, as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from AllianceBernstein Fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the 1940 Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with AllianceBernstein, including recovery of all fees paid to AllianceBernstein pursuant to such contracts, an accounting of all AllianceBernstein Fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against AllianceBernstein and certain other defendants. All nine of the lawsuits
(i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 5, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint"), which asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiff's claim under Section 36(b) of the Investment Company Act. On
January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006, the District Court denied plaintiffs' motion for leave to file their amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006 the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Funds' shares or other adverse consequences to the AllianceBernstein Funds. This may require the AllianceBernstein Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds. However, the Manager believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the Funds.

--------------------------------------------------------------------------------
32 Prospectus -- February 1, 2007

THE FUND'S BOARD OF DIRECTORS
--------------------------------------------------------------------------------

Certain information regarding the Board of Directors of the Fund can be found in the Fund's Statement of Additional Information.

PRICING PORTFOLIO SHARES
--------------------------------------------------------------------------------


Each Portfolio's net asset value or NAV is calculated at the close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days when the Exchange is open for business. To calculate NAV, each Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Portfolio invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Portfolio's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Fund.

The Fund values each Portfolio's securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors. When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate each Portfolio's NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded on non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Fund believes that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight, the Fund's Board has delegated responsibility for valuing the Fund's assets to AllianceBernstein. AllianceBernstein has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Fund's assets on behalf of the Fund. The Valuation Committee values Fund assets as described above.

--------------------------------------------------------------------------------
                                              Prospectus -- February 1, 2007 33

PARTICIPATING IN YOUR PLAN
--------------------------------------------------------------------------------


The Portfolios are available as an investment option in your retirement or savings plan. The administrator of your plan or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect any of the Portfolios as an investment option.

You may be permitted to elect different investment options, alter the amounts contributed to your plan or change how contributions are allocated among your investment options in accordance with your plan's specific provisions. See your plan administrator or employee benefits office for more details.

Contributions, exchanges or distributions of Portfolio shares are effective when received in "good form" by Bernstein LLC or its agents. "Good form" means that completed information on the purchase, exchange or redemption and the appropriate monies have been received by Bernstein LLC or its agents.

Your plan may allow you to exchange monies from one investment option to another. Check with your plan administrator for details on the rules governing exchanges in your plan. Certain investment options may be subject to unique restrictions.

Before making an exchange, you should consider the following:

 . If you are making an exchange to another Bernstein Fund option, please read the Fund's prospectus. Write to the address or call the number that appears on the back of this prospectus for a copy.

 . Exchanges are accepted by Bernstein LLC only as permitted by our plan. Your plan administrator can explain how frequently exchanges are allowed.

If you have any questions about your account, contact your plan administrator or the organization that provides record-keeping services for your plan.

Frequent Purchases and Redemptions of Fund Shares

The Fund's Board of Directors has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that may disadvantage long-term Portfolio shareholders. These policies are described below. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

Risks Associated With Excessive Or Short-term Trading Generally. While the Fund will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Portfolio's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Portfolio shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Portfolio's shares may force the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Portfolio may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Portfolio may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, a Portfolio may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect Portfolio performance.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Fund calculates its own share price (referred to as "time

--------------------------------------------------------------------------------
34 Prospectus -- February 1, 2007

--------------------------------------------------------------------------------

zone arbitrage"). The Fund has procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its NAV. While there is no assurance, the Fund expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Portfolio shareholders.

A shareholder engaging in a short-term trading strategy may also target a Portfolio that does not invest primarily in foreign securities. Any Portfolio that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Portfolios that significantly invest in small cap securities and other specific industry sector securities may be adversely affected by price arbitrage.

Policy Regarding Short-term Trading. Purchases and exchanges of shares of the Fund should be made for investment purposes only. The Fund seeks to prevent patterns of excessive purchases and sales or exchanges of Portfolio shares. The Fund will seek to prevent such practices to the extent they are detected by the procedures described below. The Fund reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

 . Transaction Surveillance Procedures. The Fund, through its agent, Bernstein LLC, maintains surveillance procedures to detect excessive or short-term trading in Portfolio shares. This surveillance process involves several factors, which include scrutinizing transactions in Portfolio shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Portfolio shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Fund may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

 . Account Blocking Procedures. If the Fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Fund account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Portfolio shares back to a Portfolio or redemptions will continue to be permitted in accordance with the terms of the Portfolio's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

 . Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain brokers, dealers, and other financial intermediaries, including sponsors of retirement plans. The Fund seeks to apply their surveillance procedures to these omnibus account arrangements. If an intermediary does not have the capabilities, or declines, to provide individual account level detail to the Fund, the Fund will monitor turnover of assets to purchases and redemptions of the omnibus account. If excessive turnover, defined as annualized

--------------------------------------------------------------------------------
                                              Prospectus -- February 1, 2007 35

--------------------------------------------------------------------------------

   purchases and redemptions exceeding 50% of assets is detected, the Fund will notify the intermediary and request that the intermediary review individual account transactions for excessive or short-term trading activity and confirm to the Fund that appropriate action has been taken to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Portfolio shares. For certain retirement plan accounts, the Fund may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Portfolio shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail). The Fund will continue to monitor the turnover attributable to an intermediary's omnibus account arrangement and may consider whether to terminate the relationship if the intermediary does not demonstrate that appropriate action has been taken.

Risks to Shareholders Resulting From Imposition of Account Blocks in Response to Excessive Short-term Trading Activity. A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in a Portfolio that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Portfolio shares, which could be costly if, for example, these shares have declined in value or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Portfolio shares and avoid frequent trading in Portfolio shares.

Limitations on Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the Fund and its agents to detect excessive or short duration trading in Portfolio shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, the Fund may not be able to detect excessive or short-term trading in Portfolio shares attributable to a particular investor who effects purchase and/or exchange activity in Portfolio shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Portfolio shares.


DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


The discussion below assumes that all investors in the Portfolios are participants in employer-sponsored retirement or savings plans.

The Short Duration Plus and the Intermediate Duration Portfolios intend to declare dividends daily and pay them monthly. The International Portfolio intends to declare and pay dividends at least annually, generally in December. Capital gains distributions are made at least annually, generally in December. Each Portfolio's distributions and dividends are paid in additional shares of that Portfolio based on the Portfolio's net asset value at the close of business on the record date.

As a consequence of your using the Portfolios as an investment option in an employer-sponsored retirement or savings plan, dividends and capital gains distributions from the Portfolios generally will not be subject to current taxation, but will accumulate on a tax-deferred basis. In general, employer-sponsored retirement and savings plans are governed by a complex set of tax rules. You should consult your plan administrator, your plan's Summary Plan Description or a professional tax advisor regarding the tax consequences of your participation in the plan and of any plan contributions or withdrawals.

Your dividends and capital gains distributions, if any, will be automatically reinvested in shares of the Portfolios. The number of shares you receive is based upon the net asset value of the Portfolios on the record date. Such reinvestments automatically occur on the payment date of such dividends and

--------------------------------------------------------------------------------
36 Prospectus -- February 1, 2007

--------------------------------------------------------------------------------

capital gains distributions. In the alternative, you may elect in writing received by us not less than five business days prior to the record date to received dividends and/or capital gains distributions in cash. You will not receive interest on uncashed dividend, distribution or redemption checks.

Dividends and interest received by the Portfolios may be subject to foreign withholding and other taxes. However, tax treaties between certain countries and the United States may reduce or eliminate such taxes. You will not be able to claim foreign tax credits or deductions on their own federal income tax returns with respect to such taxes paid by a Portfolio.

--------------------------------------------------------------------------------
                                              Prospectus -- February 1, 2007 37

                    This page is intentionally left blank.

--------------------------------------------------------------------------------
38

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


Financial    Foreign-Stock Portfolio   The financial highlights table is intended to help you
Highlights                             understand the financial performance of the Portfolio of the
             .International Portfolio  Fund for the periods indicated. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The
                                       information for each fiscal-year-end period has been audited by
                                       PricewaterhouseCoopers LLP, whose reports, along with the
                                       Fund's financial statements, are included in the Fund's 2006 annual report, which is available upon request.

                                                                                     INTERNATIONAL PORTFOLIO
                                                                   -----------------------------------------------------------
                                                                    Year Ended   Year Ended Year Ended Year Ended Year Ended
                                                                     9/30/06      9/30/05    9/30/04    9/30/03    9/30/02
  Net asset value, beginning of period                                 $23.27        $18.94     $16.06     $11.95     $14.16
INCOME FROM INVESTMENT OPERATIONS:
  Investment income, net*                                                0.40          0.25       0.14       0.23       0.14
  Net realized and unrealized gain (loss) on investment
   and foreign currency transactions                                     3.81          4.25       2.91       4.04     (1.90)
--------------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                       4.21          4.50       3.05       4.27     (1.76)
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
  Dividends from taxable net investment income                         (0.31)        (0.17)     (0.17)     (0.16)     (0.45)
  Distributions from net realized gain on investment transactions        0.00          0.00       0.00       0.00       0.00
--------------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                  (0.31)        (0.17)     (0.17)     (0.16)     (0.45)
  Net asset value, end of period                                       $27.17        $23.27     $18.94     $16.06     $11.95
  Total return (a)                                                     18.29%        23.90%     19.05%     36.00%   (13.01)%
--------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000 omitted)                          $3,397,969    $2,785,730 $2,190,687 $1,826,667 $1,299,449
  Average net assets (000 omitted)                                 $3,125,615    $2,462,819 $2,045,596 $1,572,731 $1,539,788
  Ratio of expenses to average net assets                               1.20%(b)      1.26%      1.28%      1.29%      1.29%
  Ratio of net investment income to average net assets                  1.55%(b)      1.17%      0.76%      1.63%      0.97%
  Portfolio turnover rate                                                 73%           61%        92%        28%        67%


--------------------------------------------------------------------------------
                                              Prospectus -- February 1, 2007 39

--------------------------------------------------------------------------------


Financial    Fixed-Income Taxable            The financial highlights table is intended to help you
Highlights   Portfolio                       understand the financial performance of the Portfolio of the
                                             Fund for the periods indicated. Certain information reflects
             .Short Duration Plus Portfolio  financial results for a single Portfolio share. The total returns in the table represent the rate that an investor
                                             would have earned (or lost) on an investment in the
                                             Portfolio (assuming reinvestment of all dividends and
                                             distributions). The information for each fiscal-year-end
                                             period has been audited by PricewaterhouseCoopers LLP,
                                             whose reports, along with the Fund's financial statements, are included in the Fund's 2006 annual report, which is
                                             available upon request.

                                                                                  SHORT DURATION PLUS PORTFOLIO
                                                                    ----------------------------------------------------------
                                                                    Year Ended   Year Ended Year Ended Year Ended Year Ended
                                                                     9/30/06      9/30/05    9/30/04    9/30/03    9/30/02
  Net asset value, beginning of period                                 $12.39       $12.67     $12.84     $12.78     $12.69
INCOME FROM INVESTMENT OPERATIONS:
  Investment income, net*                                                0.49         0.37       0.30       0.37       0.50
  Net realized and unrealized gain (loss) on investment,
   futures and foreign currency transactions                           (0.05)       (0.24)     (0.12)       0.06       0.09
--------------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                       0.44         0.13       0.18       0.43       0.59
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
  Dividends from taxable net investment income                         (0.52)       (0.40)     (0.33)     (0.37)     (0.50)
  Distributions from net realized gains on investment transactions       0.00       (0.01)     (0.02)       0.00       0.00
--------------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                  (0.52)       (0.41)     (0.35)     (0.37)     (0.50)
  Net asset value, end of period                                       $12.31       $12.39     $12.67     $12.84     $12.78
  Total return (a)                                                      3.65%        1.10%      1.37%      3.42%      4.78%
--------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000 omitted)                            $375,908     $398,787   $421,881   $413,100   $397,719
  Average net assets (000 omitted)                                   $383,702     $410,072   $411,043   $408,848   $377,656
  Ratio of expenses to average net assets                               0.66%(b)     0.68%      0.70%      0.67%      0.67%
  Ratio of expenses to average net assets,
   excluding interest expense                                           0.66%(b)     0.68%      0.68%      0.66%      0.67%
  Ratio of net investment income to average net assets                  4.00%(b)     2.97%      2.39%      2.89%      3.95%
  Portfolio turnover rate                                                157%         220%       359%       286%       226%


--------------------------------------------------------------------------------
40 Prospectus -- February 1, 2007

--------------------------------------------------------------------------------


Financial    Fixed-Income Taxable    The financial highlights table is intended to help you
Highlights   Portfolio               understand the financial performance of the Portfolio of the
                                     Fund for the periods indicated. Certain information reflects
             .Intermediate Duration  financial results for a single Portfolio share. The total
              Portfolio              returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio
                                     (assuming reinvestment of all dividends and distributions).
                                     The information for each fiscal-year-end period has been
                                     audited by PricewaterhouseCoopers LLP, whose reports,
                                     along with the Fund's financial statements, are included in the Fund's 2006 annual report, which is available upon
                                     request.

                                                                                  INTERMEDIATE DURATION PORTFOLIO
                                                                    -----------------------------------------------------------
                                                                     Year Ended   Year Ended Year Ended Year Ended Year Ended
                                                                      9/30/06      9/30/05    9/30/04    9/30/03    9/30/02
  Net asset value, beginning of period                                  $13.27        $13.41     $13.43     $13.08     $12.98
INCOME FROM INVESTMENT OPERATIONS:
  Investment income, net*                                                 0.59          0.53       0.50       0.47       0.59
  Net realized and unrealized gain (loss) on investment,
   futures and foreign currency transactions                            (0.15)        (0.09)     (0.01)       0.35       0.10
---------------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                        0.44          0.44       0.49       0.82       0.69
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
  Dividends from taxable net investment income                          (0.60)        (0.54)     (0.51)     (0.47)     (0.59)
  Distributions from net realized gains on investment transactions     0.00(c)        (0.04)       0.00       0.00       0.00
---------------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                   (0.60)        (0.58)     (0.51)     (0.47)     (0.59)
  Net asset value, end of period                                        $13.11        $13.27     $13.41     $13.43     $13.08
  Total return (a)                                                       3.47%         3.35%      3.74%      6.39%      5.48%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000 omitted)                           $4,138,898    $3,386,745 $2,852,803 $2,402,262 $2,151,988
  Average net assets (000 omitted)                                  $3,694,176    $3,104,905 $2,612,933 $2,249,030 $2,135,339
  Ratio of expenses to average net assets                                0.60%(b)      0.60%      0.61%      0.61%      0.61%
  Ratio of net investment income to average net assets                   4.56%(b)      3.97%      3.72%      3.55%      4.57%
  Portfolio turnover rate                                                 426%          586%       660%       796%       727%


--------------------------------------------------------------------------------
                                              Prospectus -- February 1, 2007 41

FINANCIAL HIGHLIGHTS (NOTES)
--------------------------------------------------------------------------------


* Based on average shares outstanding.

(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(b)The ratio includes expenses attributable to costs of proxy solicitation.

(c)Amount is less than $.005.

--------------------------------------------------------------------------------
42 Prospectus -- February 1, 2007

   PROSPECTUS

SANFORD C. BERNSTEIN FUND, INC.

International Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Important: This Prospectus is intended exclusively for participants in employer-sponsored retirement or savings plans, such as tax-qualified pension and profit-sharing plans and 401(k) thrift plans, such as tax-qualified pension and profit-sharing plans and 401(k) thrift plans, and offers shares of only three (3) of the twelve (12) Portfolios of the Sanford C. Bernstein Fund, Inc. (the "Fund") -- the International Portfolio, the Short Duration Plus Portfolio, and the Intermediate Duration Portfolio. A prospectus containing information on all twelve of the Fund's Portfolios and on how to open a personal account is available for individual investors and may be obtained by writing to the address or calling the telephone number below.

The Statement of Additional Information ("SAI") of the Fund includes further information about the Fund and its investment policies. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. This means that the SAI is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus. Further information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. To obtain free copies of any of these documents or make inquiries about the Fund, call your Bernstein advisor at (212) 486-5800 or write to us at: 1345 Avenue of the Americas, New York, NY 10105. You may also obtain free copies of this Prospectus, the SAI of the Fund and the Fund's annual and semiannual reports to shareholders on our website at www.bernstein.com.

You can also obtain copies from the SEC's internet site at www.sec.gov, by visiting the SEC's Public Reference Room in Washington, D.C., by sending an e-mail to public-info@sec.gov or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102. You can call
(202) 942-8090 for information on the operation of the Public Reference Room.

Sanford C. Bernstein Fund, Inc., SEC file number: 811 - 5555

  Privacy Notice (This information is not part of the Prospectus)

  At Bernstein, protecting the privacy and confidentiality of our clients' personal information is a priority. We understand that you have entrusted us with your private financial information, and we do everything possible to maintain that trust. The following sets forth details of our approach to ensuring the confidentiality of your personal information. We never sell client lists or information about our clients (or former clients) to anyone. In the normal course of business we collect information about our clients from the following sources: (1) account documentation, including applications or other forms (which may include information such as the client's name, address, social security number, assets, and income) and (2) information about our clients' transactions with us (such as account balances and account activity). We have strict policies and procedures to safeguard personal information about our clients (or former clients) which include
  (1) restricting access and (2) maintaining physical, electronic, and procedural safeguards that comply with federal standards for protecting such information. To be able to serve our clients and to provide financial products efficiently and accurately, it is sometimes necessary to share information with companies that perform administrative services for us or on our behalf. These companies are required to use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. If you have any questions regarding the above policy, please call your Bernstein advisor.

                                                             PRO-R401-0119-0207